As filed with the Securities and Exchange Commission on March 2, 2012

Securities Act File No. 333-177524 Investment Company Act File No. 811-22225

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM N-2
(CHECK APPROPRIATE BOX OR BOXES)
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
[X] PRE-EFFECTIVE AMENDMENT NO.1 [ ] POST-EFFECTIVE AMENDMENT NO._

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 7 X __________________________

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
(Exact name of Registrant as specified in Charter) __________________________

Arden Asset Management LLC 375 Park Avenue 32nd Floor New York, New York 10152 __________________________

(Address of principal executive offices)

Registrant's Telephone Number, including Area Code: (212) 751-5252

Craig Krawiec Arden Asset Management LLC 375 Park Avenue 32nd Floor New York, New York 10152 __________________________ (212) 751-5252 __________________________

(Name and address of agent for service)

Copies to:
George M. Silfen, Esq. Schulte Roth & Zabel, LLP 919 Third Avenue New York, New York 10022

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF
THIS REGISTRATION STATEMENT

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [X]

It is proposed that this filing will become effective:

[X] when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

[   ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[   ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT	AMOUNT OF REGISTRATION FEE
Units of Limited Liability Company Interests	$100,000,000*	$100,000,000	$11,610.00**
*	Previously registered.
**	Previously paid.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT USE THIS PROSPECTUS TO SELL SECURITIES UNTIL THE REGISTRATION STATEMENT CONTAINING THIS PROSPECTUS, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS

Dated [          ], 2012
Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
_______________
Units of Limited Liability Company Interests
_______________
Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company.  The Fund was formerly named Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.  The Fund's investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility.  In pursuing its investment objective, the Fund invests substantially all of its assets in Arden Sage Multi-Strategy Master Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy Master Fund, L.L.C.), which, in turn, invests its assets primarily in hedge funds, joint ventures, investment companies and other similar investment vehicles that are managed by a select group of portfolio managers that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.
The units of limited liability company interests in the Fund ("Units") are not deposits in, obligations of, or guaranteed by Arden Asset Management LLC, Arden Securities LLC ("Arden Securities") or any of their affiliates or by any bank and are not government guaranteed or insured.  The investment program of the Fund is speculative and involves substantial risks, including the possible loss of the principal amount invested.  See "Investment Practices and Related Risk Factors."
TOTAL OFFERING
Amount(1)	$100,000,000
Sales Load(2)	None
Proceeds to the Fund(3)	$100,000,000

1	Generally, the minimum initial investment in Units by an investor is $50,000 and subsequent investments must be at least $25,000. These minimums may be reduced for certain investors.
2
Under the terms of this Prospectus, investors in the Fund (who must meet the eligibility requirements described herein) will not be charged a sales load by the broker-dealer selling the Units.  (See "Purchases of Units — Eligible Investors.")

3	These estimated proceeds assume the sale of all Units registered under this offering.

Arden Securities serves as the distributor of the Units and serves in that capacity on a reasonable best efforts basis, subject to various conditions.  There is no termination date for the offering of Units, as the Fund expects to conduct a continuous offering.  Monies received from prospective investors in advance of dates when Units may be purchased are held in a non-interest bearing escrow account pending the deposit of such monies with the Fund.  (See "Purchases of Units — Purchase Terms" and "Custodian and Escrow Agent.")  The principal business address of Arden Securities is Three Canal Plaza, Suite 100, Portland, Maine 04101.  Arden Securities may retain broker-dealers (the "Selling Agents") to assist in the distribution of Units.  See "Purchases of Units — Distribution and Member Services."  Units will be sold only to tax-exempt U.S. investors and non-U.S. persons which qualify as "Eligible Investors," as described in this Prospectus.

Neither the Securities and Exchange Commission (the "SEC") nor any other U.S. federal or state governmental agency or regulatory authority has approved or disapproved the merits of an investment in these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Notwithstanding anything to the contrary herein, each investor (and each employee, representative, or other agent of such investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of:  (i) the Fund and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the investor relating to such tax treatment and tax structure.

This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing.  It includes information required to be included in a prospectus and statement of additional information.  Please read it before you invest and keep it for future reference.  A statement of additional information, dated [           ] (the "SAI"), containing additional information about the Fund, has been filed with the SEC.  The table of contents of the SAI is on page [72] of this Prospectus.  While the Fund does not maintain a website, you may request a free copy of this Prospectus, the SAI, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make inquiries by calling (866) 773-7145 or by writing to the Fund.  Additional information about the Fund has been filed with the SEC and is available on the SEC's website at www.sec.gov.

Arden Asset Management LLC 375 Park Avenue 32nd Floor New York, New York 10152 (212) 751-5252	Arden Securities LLC Three Canal Plaza Suite 100 Portland, Maine 04101 (207) 553-7110

TO ALL INVESTORS
This Prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Units will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale.  No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus.  Prospective investors should not rely on any information not contained in this Prospectus.  Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice.  Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor.  This Prospectus is qualified in its entirety by reference to the Amended and Restated Limited Liability Company Agreement of the Fund, dated October 1, 2011 (the "Company Agreement"), which appears in Appendix A of this Prospectus.  Prospective investors should read this Prospectus and the Company Agreement carefully before investing and retain them for future reference.  Units are subject to restrictions on transferability and resale.
PRIVACY NOTICE
This Privacy Notice describes the policies of Arden Asset Management LLC (the "Adviser") with respect to nonpublic personal information of investors, prospective investors and former investors.  These policies apply to individuals only and are subject to change.
The Adviser collects and maintains nonpublic personal information about investors as follows:
•
Information we receive in subscription agreements, investor questionnaires and other forms which investors complete and submit to us, such as names, addresses, phone numbers, social security numbers, and, in some cases, employment, asset, income and other household information;

•	Information we receive and maintain relating to an investor's capital account, such as profit and loss allocations and capital withdrawals and additions;

•	Information about investments in and other transactions with the Fund and its affiliates; and

•
Information we receive about an investor from the investor's purchaser representative, financial advisor, investment consultant or other financial institution with whom the Adviser or the Fund has a relationship and/or whom the investor may have authorized to provide such information to the Adviser or the Fund.

The Adviser does not disclose any nonpublic personal information about its investors or former investors to any third parties except as may be required by law.  The Adviser may, however, disclose information about an investor or former investor to a person acting in a fiduciary or representative capacity on behalf of such investor or former investor (such as an IRA custodian or Trustee of a grantor trust), as well as to various third-party agents of the Fund as part of the necessary and routine operations of the Fund, including the Fund's legal counsel, auditors, administrator and bank.
On all occasions when it is necessary for us to share this information with these third-party agents, we require that such information only be used for the limited purpose for which it is shared and advise these third-party agents not to further share this information with others except to fulfill that limited purpose.
The Adviser takes its responsibility to protect the privacy and confidentiality of investor information very seriously.  We maintain appropriate physical, electronic and procedural safeguards to guard investors' nonpublic personal information.  We provide investors with a Privacy Notice as part of their subscription materials and annually after that.  If the Adviser changes its privacy policies to permit it or its affiliates to share additional information the Adviser has about investors or to permit disclosures to additional types of parties, the investors will be notified in advance, and, if required by law, the investors will be given the opportunity to opt out of such additional disclosure and to direct us not to share investor information with such parties.

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3

OFFERING SUMMARY
In making an investment decision, an investor must rely upon his, her or its own examination of Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C. (f/k/a Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.) and the terms of the offering, including the merits and risks involved in acquiring units of limited liability company interests in Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.  This is only a summary of information to consider before investing and is qualified in its entirety by the more detailed information that follows elsewhere in this Prospectus.  An investor should review the entire Prospectus and the Statement of Additional Information, available upon request, before making a decision to purchase units of limited liability company interests in Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
The Fund
Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund was formerly named Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.

Investors who purchase units of limited liability company interests in the Fund ("Units") in the offering, and other persons who acquire Units and are admitted to the Fund by its board of managers (the "Board of Managers" and each member of the Board of Managers, a "Manager"), or its delegatee, will become members of the Fund ("Members").

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers. The Fund provides the benefits of professional selection of asset managers, professional asset allocation and the opportunity to invest with asset managers whose services may not generally be available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund is similar to a hedge fund in that, through its investment in the Master Fund (as defined below), its assets are actively managed and the Units are sold to high net worth individuals and institutional investors, and are subject to substantial restrictions on transfer. Unlike a hedge fund (but like other registered investment companies), the Fund has registered under the 1940 Act to be able to offer its Units without limiting the number of investors that can participate in its investment program, and the Fund has also registered its Units under the Securities Act of 1933, as amended (the "1933 Act").

Effective on October 1, 2011, Arden Sage Multi-Strategy TEI Master Fund, L.L.C. (the "TEI Master Fund"), in which the Fund previously invested substantially all of its assets, transferred all of its assets and liabilities to Arden Sage Multi-Strategy Master Fund, L.L.C. (the "Master Fund") and in return, the Master Fund issued its units to members of the TEI Master Fund, including the Fund, in an amount equal to the value of their units in the TEI Master Fund (the "Reorganization"). As a result of the Reorganization, the Fund became a feeder fund of the Master Fund, which is invested substantially in hedge funds organized in the United States, in lieu of being invested in foreign hedge funds.

Investment Objective and Investment Program
The Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. In pursuing its investment objective, the Fund invests substantially all of its assets in the Master Fund, a Delaware limited liability company, which, like the Fund, is registered under the 1940 Act. The Master Fund, in turn, invests its assets primarily in hedge funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Fund operates through a "master/feeder" structure where investments in Portfolio Funds are made through the Master Fund. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund.

The Adviser (as defined below) is responsible for selecting Portfolio Managers and determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager. Portfolio Managers are generally chosen on the basis of some or all of the following selection criteria established by the Adviser, including an analysis of the Portfolio Manager's performance during various time periods and market cycles, the Portfolio Manager's reputation, experience, training and investment philosophy and policies, whether the Portfolio Manager has an identifiable track record and/or the degree to which the Portfolio Manager has a personal investment in the investment program. Portfolio Managers are generally compensated on terms which will usually include asset-based and performance-based fees or allocations paid by, or charged to, the relevant Portfolio Fund. (See "Fees and Expenses.")

Portfolio Managers may invest in a wide range of instruments, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, commodities, futures and fixed income and other debt-related instruments, cash and cash equivalents, options and warrants. The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales. In addition, Portfolio Managers are permitted to utilize leverage, without limit.

The Master Fund's multi-asset, multi-manager structure seeks to take advantage of broad market opportunities. The Master Fund will not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment. In fact, subject to certain limitations described herein, the Master Fund's assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve long-term capital appreciation. The Adviser seeks to monitor each Portfolio Manager on a regular basis, by reviewing, among other things, information on performance, portfolio exposures and risk characteristics. The identity and number of Portfolio Managers is likely to change over time. The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

As noted above, Portfolio Managers generally conduct their investment programs through Portfolio Funds. Portfolio Funds in which the Master Fund invests are not expected to be registered under the 1940 Act.

Portfolio Funds and Portfolio Accounts. The Master Fund invests its assets primarily in Portfolio Funds. The Master Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Master Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner or managing member of the vehicle and the Master Fund will be the sole limited partner or member). Any arrangement in which the Master Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle is referred to as a "Portfolio Account." Portfolio Managers for which such an investment vehicle is formed and Portfolio Managers who manage assets directly for the Master Fund on a managed account basis are collectively referred to as "Sub-Managers."

The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or irrevocably waive its right to vote its interests in, Portfolio Funds. This determination is generally made by the Adviser, in consultation with counsel to the Master Fund. In this regard, the board of managers of the Master Fund (the "Master Fund Board") has adopted procedures relating to the Master Fund's waiver of voting rights, for purposes of assuring adherence to the foregoing limitations. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Fund Investment Practices. Portfolio Funds are not expected to be registered under the 1940 Act. Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and, in some cases, the amount of leverage that may be used. Portfolio Managers utilized by the Master Fund may invest and trade in a wide range of securities, financial instruments and markets and may pursue a variety of investment strategies. These investments may include, but are not limited to, U.S. and foreign equity and fixed income securities. The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (i.e., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of a Portfolio Manager's investment program and involve significant risks. Portfolio Managers are generally not limited in the markets in which they invest (either by location or type, such as large capitalization, small capitalization or foreign markets) or the investment disciplines that they may employ (such as value or growth or bottom-up or top-down analysis).

For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Master Fund will "look through" to the underlying investments of any Portfolio Account that the Master Fund may establish. However, Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

Temporary Investments. During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund or the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See "Investment Practices and Related Risk Factors — Money Market Instruments.")

An investment in the Fund involves substantial risks and no assurance can be given that the Fund will achieve its investment objective.

Potential Benefits of Investing in the Fund
By investing in the Fund, investors gain access to a group of Portfolio Managers whose services typically are not available to the general investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund provides investors the opportunity to participate in the investment programs of a professionally selected cross-section of Portfolio Managers, without being subject to the high minimum investment requirements that Portfolio Managers typically would impose on investors. Allocation of assets among Portfolio Managers has the potential to reduce the volatility of investment returns from that which might be associated with a direct investment with any single Portfolio Manager.

Borrowings
The Fund and the Master Fund generally do not expect to engage in borrowings other than on a short-term or temporary basis. Borrowings by the Fund or the Master Fund, including any borrowings by the Fund or the Master Fund on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. Because the Fund generally intends to limit its use of leverage to borrowing money on a short-term or temporary basis, it is anticipated that investors that are exempt from Federal income tax will not incur "unrelated business taxable income" with respect to the Fund's direct investments. However, there can be no assurance that any such borrowing will not be treated as giving rise to "unrelated business taxable income" by the Internal Revenue Service. However, the Fund is structured to meet the needs of investors that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other entities exempt from Federal income tax (each, a "tax-exempt entity"). The Master Fund intends to operate in a manner to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, it is not expected that any borrowing by the Master Fund or a Portfolio Fund in which the Master Fund invests will cause investors to receive "unrelated business taxable income." (See "ERISA Considerations" and "Tax Aspects.")

Risk Factors
The investment program of the Fund is speculative and involves substantial risks. There can be no assurance that the investment objective of the Fund will be achieved. The investment performance of the Fund will depend on the performance of the Master Fund, which in turn will depend on the performance of the Portfolio Managers with which the Master Fund invests, and the Adviser's ability to select Portfolio Managers and to allocate and reallocate effectively the Master Fund's assets among Portfolio Managers. The value of an investment in the Fund will fluctuate with changes in the values of the Master Fund's investments.

An investment in the Fund involves the following general risks:

•     Investing in the Fund can result in a loss of capital invested. Use of leverage, short sales and derivative transactions by Portfolio Managers can result in significant losses to the Master Fund and, therefore, the Fund.

• The Master Fund is a non-diversified fund and invests in Portfolio Funds that may not have diversified investment portfolios, thereby increasing investment risk.
• There are special tax risks associated with an investment in the Fund. (See "Tax Aspects.")

•     The Fund and the Master Fund have limited operating histories. However, as of January 1, 2009, the Master Fund acquired all of the investments of Arden-Sage Multi-Strategy Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy Fund, L.L.C.), which commenced operations on December 1, 2005.

•     Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. (See "Investment Practices and Related Risk Factors," "Tax Aspects" and "Redemptions, Repurchases of Units and Transfers.") Liquidity will be provided to Members only through repurchase offers made from time to time by the Fund. There is no assurance that an investor tendering Units for repurchase in connection with a repurchase offer made by the Fund will have those Units repurchased in that repurchase offer.

•     An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may, in many cases, be substantially higher than $50,000, could invest directly in Portfolio Funds or with Portfolio Managers. By investing in Portfolio Funds indirectly through the Fund and the Master Fund, an investor bears a pro rata portion of the asset-based fees and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds.

•     The fees and other expenses borne directly and indirectly by the Fund, including those of the Master Fund, which include fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.

Investing in Portfolio Funds involves special risks, including the following:

•     Portfolio Funds generally will not be registered as investment companies under the 1940 Act. Therefore, the Master Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

•     Portfolio Funds may, in some cases, concentrate their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

•     The Adviser may have little or no means of independently verifying information provided by Portfolio Managers and thus, may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

•     The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and the amounts Members receive upon the repurchase of Units. Because Portfolio Funds generally will provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts).

•     Portfolio Managers typically charge asset-based management fees, and typically are also entitled to receive performance-based fees or allocations. The Master Fund, as an investor in Portfolio Funds (or by retaining a Portfolio Manager to manage a Portfolio Account), will be subject to these fees and allocations, which will reduce the investment returns of the Fund. These fees and allocations are in addition to the investment management fee the Fund pays to the Adviser.

•     The performance-based fees or allocations to Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based fees or allocations. In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund's assets, the fee or allocation may be greater than if it were based solely on realized gains. Additionally, the gains on which the fee or allocation is calculated may never be realized.

•     Each Portfolio Manager will receive any performance-based fees or allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Master Fund generally. Accordingly, a Portfolio Manager with positive performance may receive performance-based compensation from the Master Fund, which will be borne indirectly by Members, even if the Master Fund's overall returns are negative.

•     Investment decisions for Portfolio Funds are made by Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Master Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

•     To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

•     The Master Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment returns.

•     Portfolio Funds may be permitted to distribute securities in-kind to investors making withdrawals of capital. Upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value, and which may cause the Fund to incur certain expenses. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund in connection with a repurchase by the Master Fund of all or a portion of the Units of Members.

Investing in a master/feeder arrangement involves certain additional risks, including the following:

•     The Fund pursues its investment objective by investing in the Master Fund. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may only do so through periodic repurchases by the Master Fund of the Fund's units in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Units. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund would incur expenses in liquidating investments received in connection with any in-kind distributions.

•     A change in the investment objective, policies or restrictions of the Master Fund may cause the Fund to withdraw its investment in the Master Fund. Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund. Certain investment policies and restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. However, the Master Fund will notify the Fund at least 30 days before any material changes are implemented.

•     Units in the Master Fund are held by investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund also may be adversely affected, in other respects, by other investors in the Master Fund.

•     Other investors in the Master Fund may offer units of limited liability company interests to their respective investors that have costs and expenses that differ from those of the Fund. Thus the investment returns for investors in other funds that invest in the Master Fund may differ from the investment returns of investors in the Fund.

Management
The Board of Managers of the Fund has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operations. Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by Members. A majority of the Managers are "Independent Managers" who are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser. (See "Management of the Fund" and "Voting.")

The Master Fund Board currently is comprised of the same individuals who comprise the Board of Managers of the Fund. The Master Fund Board has overall responsibility for the management and supervision of the operations of the Master Fund.

The Adviser
Effective October 1, 2011, Arden Asset Management LLC, a Delaware limited liability company that is registered with the U.S. Securities and Exchange Commission as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Adviser"), serves as the investment adviser of the Fund. Prior to October 1, 2011, the Fund was advised by Robeco Investment Management, Inc., a Delaware corporation ("Robeco"). As of October 1, 2011, Robeco transferred to the Adviser management of Robeco's fund of hedge funds division, Robeco-Sage, and the Adviser replaced Robeco as the investment adviser of the Fund and other Robeco-Sage investment vehicles (collectively with the Fund, the "Arden Sage Funds").

The Adviser is controlled primarily by Arden Asset Management, Inc. ("AAM INC") as the controlling member although various individual senior staff of the Adviser have been issued membership interests entitling them to share in the profits of the Adviser. Averell H. Mortimer owns 65% of AAM INC and he has contributed a non-controlling 35% interest to The Mortimer Family 2009 Trust, a trust established for the benefit of his children. Mr. Mortimer also serves as Chief Executive Officer of the Adviser. The Adviser provides investment advisory services and management services to commingled private investment funds. The Adviser also serves as investment manager or management company to other customized portfolios, or provides investment advice and management services to customized portfolios, on either a discretionary or non-discretionary basis. As of January 31, 2012, the Adviser had more than $[ ] billion in assets under management. The address of the Adviser is 375 Park Avenue, 32nd Floor, New York, NY 10152.

The Adviser serves the Fund pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement") that was approved by Members at a meeting held on September 9, 2011. Under that agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund. The agreement authorizes the Adviser to implement the Fund's investment program through investing in the Master Fund. The Adviser is authorized, subject to the approval of the Board of Managers and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services. To the extent that the Adviser retains a sub-adviser to manage the assets of the Fund, the Adviser is responsible under the Advisory Agreement to review and supervise the services provided by the sub-adviser. Under the Advisory Agreement, a quarterly fee at an annualized rate of 0.75% of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) is payable by the Fund to the Adviser (the "Management Fee"). However, under the agreement, the Fund is not subject to the Management Fee so long as substantially all of the Fund's assets remain invested in the Master Fund. The Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Advisory Agreement.

The Adviser also serves the Master Fund pursuant to an investment advisory agreement with the Master Fund (the "Master Fund Advisory Agreement") that was approved by members of the Master Fund at a meeting held on September 27, 2011. Under that agreement, the Adviser provides substantially similar services to the Master Fund as those set forth in the Fund's Advisory Agreement. As consideration for these services, the Master Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Master Fund Management Fee"). The Master Fund Management Fee is payable in arrears within five business days after the end of the quarter.

Fees and Expenses
The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Fund and the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

The Fund bears all of its own expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses, other than those borne by the Adviser pursuant to the Advisory Agreement and the Master Fund Advisory Agreement, and by the Distributor pursuant to the Distribution Agreement and the Member Services Agreement (both as defined below), including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Master Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund and the Master Fund; audit and tax preparation fees and expenses of the Fund and the Master Fund; administrative expenses and fees of the Fund and the Master Fund; custody and escrow fees and expenses of the Fund and the Master Fund; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond for the Fund and the Master Fund; the Master Fund Management Fee; fees and travel-related and other expenses of members of the Board of Managers and the Master Fund Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and the Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable or allocable to the Portfolio Manager. In such cases, the fees or allocations may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board of Managers and Members.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) accrued on or after October 1, 2011, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.15% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation ("Excess Operating Expenses") for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts, except that the Adviser will not be reimbursed any Excess Operating Expenses so long as the Fund has any outstanding unreimbursed excess operating expenses owed to Robeco under the Fund's expense limitation agreement with Robeco (which covers expenses accrued by the Fund prior to October 1, 2011). Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. The Expense Limitation Agreement will remain in effect until terminated by the Fund. None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement. (See "Fees and Expenses.")

Capital Accounts and Allocations
The Fund maintains a separate capital account for each Member which has an opening balance equal to the Member's initial contribution to the capital of the Fund. Each Member's capital account is increased by the amount of contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account is reduced by the sum of the amount of any repurchase by the Fund of the Units of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of the following: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date on which any contribution to the capital of the Fund is made; (iv) any day as of which the Fund repurchases any Units of any Member; or (v) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Allocation of Net Profits and Net Losses
Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited from the capital accounts of all Members as of the last day of the fiscal period in accordance with the Members' respective investment percentages for the fiscal period. These credits and debits to a Member's capital account are in turn reflected in changes in the value of the Member's Units. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Fund of Units, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages. Each Member's investment percentage will be determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members. (See "Capital Accounts and Allocations — Allocations of Net Profits and Net Losses.")

Conflicts of Interest
The investment activities of the Adviser, the Portfolio Managers and their affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. (See "Conflicts of Interest.")

Purchases of Units
An investor purchases Units in the Fund. The Units represent a capital account maintained on the investor's behalf that reflects the purchaser's pro rata share of the Fund's capital. An investor's capital account is used to facilitate tax reporting to the investor. Units are offered at their net asset value per Unit, and each Unit purchased represents a capital contribution to the Fund in that amount. Generally, the minimum initial investment in the Fund from each investor is $50,000, and the minimum additional investment in the Fund is $25,000. The minimum initial investment for employees of the Adviser or a Selling Agent (as defined below) and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, the Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000 and subsequent investments must be at least $10,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board of Managers. Under certain circumstances, the minimum investment amounts may be waived, subject to the approval of the Fund.

The Fund expects to offer Units once a month, generally as of the first business day of each month or more or less frequently in the sole discretion of the Board of Managers. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The investor must also submit a completed investor certification to the Administrator or Selling Agent (both as defined below) before the applicable purchase date. The Board of Managers reserves the right to reject any purchase for Units and the Board of Managers may, in its sole discretion, suspend purchases of Units at any time.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with Arden Securities LLC ("Arden Securities") to act as the distributor for the sale of Units (the "Distributor"). Arden Securities serves as the Distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers (the "Selling Agents") to assist in the distribution of Units. Arden Securities is owned by Foreside Distributors, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC.

The Fund has also entered into a Member Services Agreement with the Distributor (the "Member Services Agreement") to arrange for the provision of ongoing Member and account maintenance services. Under the terms of the Member Services Agreement, the Distributor is authorized to retain broker-dealers or others (which may include the Adviser or its affiliates) to provide ongoing Member and account maintenance services to the Members of the Fund. (See "Purchases of Units—Distribution and Member Services.")

Investor Eligibility	Units are being offered only to tax-exempt U.S. investors and non-U.S. persons (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a Member Services Provider or Selling Agent; (ii) who are clients of investment advisers or financial planners that participate in programs operated by Member Services Providers or Selling Agents through which Units in the Fund are offered; or (iii) who are other customers or clients of Member Services Providers or Selling Agents or their affiliates, as authorized by the Distributor, in consultation with the Member Services Provider or Selling Agent. An existing member who makes an additional investment in the Fund will be required to meet these eligibility criteria at the time of the additional investment.

In addition, Eligible Investors must represent that (A) (i) if a natural person (including participants in individual retirement accounts), they have (a) an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor's primary residence and any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units, and including any indebtedness that is secured by the investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units) or (b) an income (exclusive of any income attributable to their spouse) in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of the two most recent years, and have a reasonable expectation of reaching the same income level in the current year; or (ii) if an entity, including a corporation, foundation, endowment, partnership, or limited liability company, they have total assets in excess of $5 million and they were not formed for the specific purpose of acquiring the securities offered (or each equity owner is a person who has an individual income (exclusive of any income attributable to a spouse) in excess of $200,000 in each of the two most recent years, or joint income with a spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor's primary residence and any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units, and including any indebtedness that is secured by the investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units)) or (iii) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered and the purchase is directed by a sophisticated person (as used in the foregoing sentence, a "sophisticated person" is one who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment), or a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in a fiduciary capacity and subscribing for the purchase of the securities being offered on behalf of a trust account or accounts, or a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are eligible investors as described in (i); or (B) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered.

Before an investor may invest in the Fund, a Selling Agent or the Fund will require the investor to certify that it meets applicable investor qualification requirements and that it will not transfer its Units except in the limited circumstances permitted under the Amended and Restated Limited Liability Company Agreement of the Fund, dated October 1, 2011 (the "Company Agreement"). (A form of certification that each investor will be asked to sign is contained in Appendix B of this Prospectus.) If an investor's executed and completed certification is not received on or before the date Units are to be issued, the investor's order will not be accepted. The Fund reserves the right to reject any order for the purchase of Units and may, in its sole discretion, suspend the offering of Units at any time.

Investor Suitability
An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors. You may lose some or all of your investment in the Fund. Before making a decision to invest in the Fund, you should consider whether the investment is consistent with your investment goals and needs and your financial situation, considering such factors as personal net worth, income, age, risk tolerance and liquidity needs.

The Fund is structured to meet the needs of investors that are subject to ERISA, and other tax-exempt entities. Given the Master Fund's intended operation as a "regulated investment company", it is expected that investors generally will not receive "unrelated business taxable income."

Transfer Restrictions
Units held by Members may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member; or (ii) with the consent of the Board of Managers (which may be withheld in its sole discretion). Under certain circumstances, the Board of Managers has delegated to the Adviser authority to consent to transfers of Units. The Board of Managers has also delegated to the Adviser authority to admit Members. The Board of Managers, or the Adviser, may not consent to a transfer other than a transfer: (i) in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor; (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children); (iii) as a distribution from a qualified retirement plan or an individual retirement account; or (iv) a transfer to which the Board of Managers, or the Adviser, may consent pursuant to the following sentence. The Board of Managers, or the Adviser, may consent to other pledges, transfers, or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer, or assignment, the Board of Managers, or the Adviser, shall consult with counsel to the Fund to ensure that such pledge, transfer, or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers, or the Adviser, which may be withheld in its sole discretion. A Member who transfers Units may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. (See "Redemptions, Repurchase of Units and Transfers — Transfers of Units.")

Redemptions and Repurchases of Units by the Fund
Units are not redeemable and a Member has no right to require the Fund to redeem its Units. The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board of Managers, in its sole discretion. In determining whether the Fund should offer to repurchase Units from Members, the Board of Managers will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter. The Board of Managers will also consider the following factors, among others, in making a determination as to whether to make an offer to repurchase Units from Members: (i) whether any Members have requested the Fund to repurchase their Units; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units. (See "Redemptions, Repurchases of Units and Transfers — No Right of Redemption" and " — Repurchases of Units.")

The Company Agreement provides that the Fund will be dissolved if the Units of any Member that has submitted a written request to the Fund for the repurchase of all of its Units, in accordance with the terms of the Company Agreement, is not repurchased by the Fund within a period of two years following the date the request is received by the Fund.

If a repurchase offer is oversubscribed by Members who tender Units for repurchase, the Fund will repurchase only a pro rata portion of the Units tendered by each Member.

The Fund may redeem Units if, among other reasons, ownership of the Units by a Member would cause the Fund, the Master Fund or the Adviser to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction.

Taxation
Counsel to the Fund has rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also has rendered an opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise), the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends. The Master Fund intends to operate in a manner to qualify as a "regulated investment company" under Subchapter M of the Code. Assuming it so qualifies, the Master Fund is not expected to be subject to federal income tax on the earnings or capital gains that it distributes to its members.

Non-U.S. members of the Fund will generally be subject to a Federal income tax of 30% (or lower treaty rate, if applicable) on their allocable share of certain distributions from the Master Fund to the Fund of investment company taxable income (but generally not from distributions that consist of long-term capital gains).

ERISA Plans
Investors subject to ERISA may purchase Units. The Fund does not intend to utilize leverage in connection with its trading activities and generally does not expect Members to receive "unrelated business taxable income." The Fund will provide to tax-exempt entities that are Members such accounting information as is available to the Fund to assist the Members in reporting any "unrelated business taxable income" for income tax purposes.

It is possible that 25% or more of the aggregate net asset value of a class of Units may be held by "benefit plan investors" (as defined in Section 3(42) of ERISA). However, because the Fund is registered as an investment company under the 1940 Act, the assets of the Fund should not be treated as "plan assets" under ERISA. Investment in the Fund by entities subject to ERISA requires special consideration. Trustees or administrators of these entities are urged to carefully review the matters discussed in this Prospectus. (See "ERISA Considerations.")

Reports to Members
The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund's ability to provide final Schedules K-1 to Members for any given tax year prior to April 15 of the following year will depend upon when the Master Fund receives the requisite information from Portfolio Funds. (See "Additional Risk Factors — Special Risks of Multi-Manager Structure.") The Fund will provide Schedules K-1 as soon as practicable after it receives all necessary information. However, delays frequently occur. Members should therefore be prepared to obtain extensions of the filing dates for their Federal, state and local income tax returns, if any.

The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

Term	The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Company Agreement.
Fiscal Year and Taxable Year	For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year is the taxable year of the Fund.
Administrator
Pursuant to an administration agreement (the "Administration Agreement"), SEI Investments Global Funds Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund. The Administrator may delegate certain of its administrative functions. The Administrator also serves as the transfer agent for the Units.
Pursuant to the Administration Agreement, the Administrator provides or arranges for the provision of similar administrative services to the Master Fund.

Custodian and Escrow Agent	SEI Private Trust Company serves as the custodian for the assets of the Fund and the Master Fund. The Administrator serves as the escrow agent for the assets of the Fund.

SUMMARY OF FUND EXPENSES
The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.
Investor Transaction Expenses
Sales Load	None (1)
Repurchase Fee (as percentage of value of Units repurchased)	None

Annual Expenses (as a percentage of net assets attributable to Units)
Management Fee (2)	0.75%
Other Expenses (3)	1.07%
Acquired Fund Fees and Expenses (4)	4.18%
Total Annual Expenses (5)	6.00%
Less: Amount Paid or Absorbed Under Expense Limitation Agreement (5)	(0.67%)
Net Annual Expenses (5)	5.33%

(1)
Under the terms of this Prospectus, investors in the Fund (who must meet the eligibility requirements described herein) will not be charged a sales load by the broker-dealer selling the Units.  (See "Purchases of Units – Eligible Investors.")

(2)
Includes only the Master Fund Management Fee.  The Fund's Management Fee is not reflected in this table since, under the Advisory Agreement, the Fund is not subject to the Management Fee so long as substantially all of the Fund's assets are invested in the Master Fund.

(3)
Reflects an estimate of all expected ordinary operating expenses for the current fiscal year.  "Other Expenses" include ordinary operating expenses of the Master Fund (including a Master Fund Administration Fee, but not the Master Fund Management Fee, which is noted separately in the table) that are expected to be borne by the Fund for the current fiscal year.  "Other Expenses" do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under "Acquired Fund Fees and Expenses").  The amount of the Fund's net assets used in calculating this percentage was based on net assets of approximately $37.2 million as of December 31, 2011.  For a more complete description of the various fees and expenses of the Fund, see "Fees and Expenses," "The Adviser" and "Purchases of Units."

(4)
Includes the fees and expenses of the Portfolio Funds in which the Master Fund is already invested.  Specifically, a Portfolio Fund is generally expected to be subject to management fees that range between 1.0%-2.0% of the total net assets managed by a Portfolio Manager and performance fees or incentive allocations that range between 15%-25% of its net capital appreciation (if any).  Fees and expenses of Portfolio Funds are based on historic fees and expenses.  Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time.  The amount of the Fund's average net assets used in calculating this percentage was based on net assets of approximately $37.2 million as of December 31, 2011.

(5)
This amount is estimated for the current fiscal year.  The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") described in detail on page 48 of this Prospectus.  None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement. (See "Fees and Expenses.")

The purpose of the table above and the example below is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly.  For a more complete description of the various fees and expenses of the Fund, see "The Adviser," "Fees and Expenses" and "Purchases of Units."  "Other Expenses," as shown above, is based on Fund net assets of approximately $37.2 million as of December 31, 2011.

EXAMPLE:
The example below is based on the fees and expenses set forth above and assumes that the Expense Limitation Agreement remains in effect for one year only (although it has an indefinite term).  It should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.  The Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the example.
An investor would pay the following expenses on a $50,000 investment, assuming a 5% annual return:*
1 Year	3 Years	5 Years	10 Years
$2,661	$8,581	$14,384	$28,391

*	On an investment of $1,000, the Example would be as follows:

EXAMPLE:
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:
1 Year	3 Years	5 Years	10 Years
$53	$172	$288	$568
FINANCIAL HIGHLIGHTS
Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.) (the "Fund") invests substantially all of its assets in Arden Sage Multi-Strategy Master Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy Master Fund, L.L.C.) (the "Master Fund").  As of January 1, 2009, Arden Sage Multi-Strategy Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy Fund, L.L.C.) (the "Transferring Fund") transferred substantially all of its assets to the Master Fund.  As of that date, the Master Fund's portfolio consisted entirely of the Transferring Fund's investments on December 31, 2008.  The Fund and the Master Fund have the same investment objective and substantially the same investment policies as those of the Transferring Fund.
The information contained in the table below sets forth selected financial information derived from (i) the financial statements contained in the Fund's annual report for the fiscal years ended March 31, 2011, March 31, 2010 and March 31, 2009 (each, an "Annual Report" and collectively, the "Annual Reports"), which have been audited by Anchin, Block & Anchin LLP ("ABA"); and (ii) the financial statements (unaudited) contained in the Fund's semi-annual report for the six-month period ended September 30, 2011 (the "Semi-Annual Report").  ABA's report, along with the Fund's and the Master Fund's financial statements, are included in the Annual Reports.  The Fund's Annual Reports and Semi-Annual Report, as well as the annual reports and semi-annual report of the Transferring Fund, containing the financial statements of the Transferring Fund, have been filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov, and are also available upon request by calling (866) 773-7145.  The Fund's financial statements for the fiscal year ended March 31, 2011 and for the six-month period ended September 30, 2011 are included in the Fund's Statement of Additional Information, dated [             ] (the "SAI"), which is available upon request from the Fund.  The SAI also contains the financial statements of the Master Fund for the fiscal year ended March 31, 2011, which have been audited by ABA, and for the six-months ended September 30, 2011.
	For the six-month period ended September 30, 2011 (unaudited)	For the year ended March 31, 2011 (audited)	For the year ended March 31, 2010 (audited)	For the period November 1, 2008 (commencement of operations) through March 31, 2009 (audited)

Per Unit Operating Performance
Beginning net asset value	$1,176.44	$1,124.59	$990.95	$1,000.00
Income /(loss) from operations*
Net investment loss	$(6.70)	(13.01)	(5.63)	(4.84)

	For the six-month period ended September 30, 2011 (unaudited)		For the year ended March 31, 2011 (audited)		For the year ended March 31, 2010 (audited)		For the period November 1, 2008 (commencement of operations) through March 31, 2009 (audited)
Net realized and unrealized appreciation/(depreciation) from Arden Sage Multi-Strategy TEI Master Fund, L.L.C.	$(77.08)		64.86		139.27		(4.21)
Net change in net assets resulting from operations	$(83.78)		51.85		133.64		(9.05)
Ending net asset value	$1,092.66		1,176.44		$1,124.59		$990.95

Total Return	-7.12	(1)	4.61%		13.49%		-0.90	%(1)

Net assets, end of period (000's)	$36,915		$38,548		$21,276		$11,837

Ratios to Average Net Assets(8)
Expenses, before waivers and reimbursements (2)	1.44	%(4)	1.46%		2.54%		5.55	%(3)

Expenses, net of waivers and reimbursements (2)	1.16	%(4)(6)	1.15%		1.27	%(6)	1.21	%(4)(6)

Net investment loss, before waivers and reimbursements	-1.44	%(4)	-1.46%		-1.79%		-5.52	%(3)

Net investment loss, net of waivers and reimbursements	-1.16	%(4)	-1.15%		-0.52%		-1.19	%(4)

Portfolio turnover rate	13.58	%(7)	39.81	%(7)	28.48	%(7)	20.35	%(5)(7)

*	Per share calculations were performed using average shares for the period.

(1)	Total return is for the period indicated and has not been annualized.
(2)	Expenses of Portfolio Funds are not included in the expense ratio.
(3)	Annualized, with the exception of non-recurring organizational expenses of $14,916.
(4)	Annualized.
(5)	Not annualized.
(6)
Expense ratio is greater than the expense cap of 1.15% due to inclusion of extraordinary expenses that are not covered by the expense cap as further described in Note 4 to the Fund's financial statements.

(7)	Portfolio turnover rate represents the rate for Arden Sage Multi-Strategy TEI Master Fund, L.L.C.
(8)	Includes amounts allocated from the Master Fund.

Note:  The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole.  The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.
THE FUND
The Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company.  The Fund invests substantially all of its assets in the Master Fund, a Delaware limited liability company that is also registered under the 1940 Act.  The Fund operates through a "master/feeder" structure where investments in the Portfolio Funds are made through the Master Fund.  The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund.

The Fund's principal office is located at c/o Arden Asset Management LLC, 375 Park Avenue, 32nd Floor, New York, New York, 10152, and its telephone number is (212) 751-5252.  Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the board of managers of the Fund (the "Board of Managers").  Investors who purchase units of limited liability company interests in the Fund ("Units") in the offering being made hereby will become members of the Fund ("Members").
Effective on October 1, 2011, Arden Sage Multi-Strategy TEI Master Fund, L.L.C. (the "TEI Master Fund"), in which the Fund previously invested substantially all of its assets, transferred all of its assets and liabilities to the Master Fund and in return, the Master Fund issued its units to members of the TEI Master Fund, including the Fund, in an amount equal to the value of their units in the TEI Master Fund (the "Reorganization").  As a result of the Reorganization, the Fund became a feeder fund of the Master Fund, which is invested substantially in hedge funds organized in the United States, in lieu of being invested in foreign hedge funds.
USE OF PROCEEDS; CASH EQUIVALENTS
The net proceeds of the offering of Units (after payment of expenses) are expected to be invested at all times in accordance with the investment objective and policies of the Fund.  During periods of adverse market conditions in the securities markets, as determined by the Adviser (as defined below), the Fund or the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash.  The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes.  (See "Investment Practices and Related Risk Factors — Money Market Instruments.")  The Portfolio Managers may also invest in such cash equivalents.
STRUCTURE
The Fund is a specialized investment vehicle that combines many of the features of a hedge fund with those of a closed-end investment company.  Hedge funds are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individuals and institutional investors.  The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations.  Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most hedge funds.  They generally impose relatively modest minimum initial investment requirements (often less than $2,000) and are publicly offered to a broad range of investors.  The managers of these companies are typically compensated through asset-based (but not performance-based) fees.
The Fund is similar to a hedge fund in that, through its investment in the Master Fund, its assets are actively managed and Units are generally sold subject to a minimum initial investment requirement of $50,000 to high net worth individuals and institutional investors.  In addition, the managers of the investment funds in which the assets of the Master Fund are invested typically are entitled to receive asset-based and performance-based compensation.  Like other closed-end investment companies, however, the Fund has registered under the 1940 Act to be able to offer Units without limiting the number of investors that can participate in its investment program, and the Fund has also registered its Units under the 1933 Act.
INVESTMENT PROGRAM
Investment Objective

The Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility.  The Fund seeks to accomplish its investment objective by investing substantially all of its assets in the Master Fund.  The Master Fund, in turn, invests its assets primarily in hedge funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.
At present, there are a number of money managers whose services are not generally available to the investing public.  These managers, who generally place stringent restrictions on the number of persons whose money they will manage, employ a wide variety of investment strategies and techniques.  By investing through this varied group, the Master Fund seeks to provide investors with access to the varied skills and expertise of these managers while at the same time seeks to lessen the risks and volatility associated with investing through any single money manager.  An investment in the Fund also enables investors to avoid, to a significant extent, the high minimum investment requirements typically imposed on individual investors by Portfolio Managers.
The Master Fund expects to invest among broad categories of investment strategies and techniques.  Arden Asset Management LLC (the "Adviser") will not follow a rigid investment policy which would limit the Master Fund from participating in any single market, strategy or investment.  Portfolio Managers are permitted to utilize leverage and invest in long and short positions in equities, options, warrants, fixed income securities, financial and commodity futures, currency forwards, over-the-counter derivative instruments, securities that lack active public markets, repurchase and reverse repurchase agreements, preferred stocks, convertible bonds and other financial instruments.  When they determine that such an investment policy is warranted, Portfolio Managers may invest without limitation in cash and cash equivalents.
Portfolio Manager Selection Process.  It is the responsibility of the Adviser to research and determine the identity of the Portfolio Managers, to satisfy itself as to the suitability of the terms and conditions of the investment companies they manage (or, where relevant, to negotiate the respective investment advisory agreements) and to allocate and reallocate the Master Fund's assets among Portfolio Managers.  The Adviser will allocate the Master Fund's assets among Portfolio Managers using its proprietary knowledge and experience to seek the optimal mix of investment sectors and styles given its outlook for the economic and investment environment.  The Master Fund will not invest more than 20% of its net asset value (measured at the time an investment is made) in the investment program of any single Portfolio Manager.
The Adviser is responsible for selecting Portfolio Managers and determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager.  Portfolio Managers are generally chosen on the basis of some or all of the following selection criteria established by the Adviser, including an analysis of the Portfolio Manager's performance during various time periods and market cycles, the Portfolio Manager's reputation, experience, training and investment philosophy and policies, whether the Portfolio Manager has an identifiable track record and/or the degree to which the Portfolio Manager has a personal investment in the investment program.  In addition, the Portfolio Manager's ability to provide requested reporting and its internal controls are considered.  Prior to investing with a Portfolio Manager, the Adviser will meet with the Portfolio Manager to discuss the Portfolio Manager's investment program and organization.  Portfolio Managers are generally compensated on terms which will usually include asset-based and performance-based fees or allocations made by, or charged to, the relevant Portfolio Fund.
Portfolio Managers may invest in a wide range of instruments, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, commodities, futures and fixed income and other debt-related instruments, cash and cash equivalents, options and warrants.  The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales.  In addition, Portfolio Managers are permitted to utilize leverage, without limit.
The Master Fund's multi-asset, multi-manager structure seeks to take advantage of broad market opportunities.  The Master Fund will not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment.  In fact, subject to certain limitations described herein, the Master Fund's assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve long-term capital appreciation.  The Adviser seeks to monitor each Portfolio Manager on a regular basis, by reviewing, among other things, information on performance, portfolio exposures and risk characteristics.  The identity and number of Portfolio Managers is likely to change over time.  The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.
The Adviser has developed a disciplined and detailed program for identifying, evaluating and monitoring Portfolio Managers.  After allocating assets to a Portfolio Manager, the Adviser reviews the Portfolio Manager's investment performance and other factors in determining whether allocation of the Master Fund's assets to the Portfolio Manager continues to be appropriate.
As noted above, Portfolio Managers generally conduct their investment programs through Portfolio Funds.  Portfolio Funds in which the Master Fund invests are not expected to be registered under the 1940 Act.
Portfolio Funds and Portfolio Accounts.  The Master Fund invests its assets primarily in Portfolio Funds.  Although it is not currently anticipated, the Master Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Master Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner or managing member of the vehicle and the Master Fund will be the sole limited partner or member).  Any arrangement in which the Master Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle is referred to as a "Portfolio Account."  Portfolio Managers for which such an investment vehicle is formed and Portfolio Managers who manage assets directly for the Master Fund on a managed account basis are collectively referred to as "Sub-Managers."

The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the SEC (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions.  The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions.  However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or irrevocably waive its right to vote its interests in, Portfolio Funds.  This determination is generally made by the Adviser, in consultation with counsel to the Master Fund.  In this regard, the board of managers of the Master Fund (the "Master Fund Board") has adopted procedures relating to the Master Fund's waiver of voting rights, for purposes of assuring adherence to the foregoing limitations.  Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel.  These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.
Portfolio Fund Investment Practices.  Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed and, in some cases, the amount of leverage that may be used.  Portfolio Managers utilized by the Master Fund may invest and trade in a wide range of securities, financial instruments and markets and may pursue a variety of investment strategies.  These investments may include, but are not limited to, U.S. and foreign equity and fixed income securities.  The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (i.e., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures.  These techniques may, in some cases, be an integral part of a Portfolio Manager's investment program and involve significant risks.  Portfolio Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or foreign markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).
For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Master Fund will "look through" to the underlying investments of any Portfolio Account that the Master Fund may establish.  However, Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.
Temporary Investments.  During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund or the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash.  The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes.  (See "Investment Practices and Related Risk Factors — Money Market Instruments.")
The Fund's investment program is speculative and entails substantial risks.  There can be no assurance that the investment objectives of the Fund, the Master Fund or any Portfolio Fund will be achieved or that their investment programs will be successful.  In particular, use of leverage, short sales and derivative transactions by Portfolio Managers, and limited diversification can, in certain circumstances, result in significant losses to the Master Fund, and, therefore, the Fund.  Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  Investors in the Fund could lose some or all of their investment.
Investment Strategies
The Master Fund seeks to provide investors with exposure to a mix of hedge fund strategies by investing in Portfolio Funds.  The Adviser follows a well-developed investment process consisting of a rigorous evaluation of Portfolio Managers.
The Portfolio Managers with whom the Master Fund invests may employ one or more of the investment strategies discussed below, among others.  The discussion of particular strategies below is not, in any way, intended to predict the mix of strategies that will be represented in the Fund's portfolio.  In fact, only a limited selection of the strategies listed below may be represented in the portfolio.

Relative Value
Relative value strategies typically seek to exploit differences in valuation through the simultaneous purchase and sale of related financial instruments.
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Convertible Arbitrage. This strategy typically involves seeking to take advantage of the convex price relationship between a convertible bond and the underlying equity by buying the convertible security and simultaneously trading a short position in the underlying equity according to the changing price relationship.  (The "convex price relationship" means that as the value of a bond yield increases, the price of the bond decreases.) Other elements of the strategy include carry trades, capital structure arbitrage, private transactions, short convertible positions, and special situations arising from unique convertible features such as call premium, change of control puts and mandatory convert structures.

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Credit - Relative Value. This strategy involves seeking to exploit differences in relative pricing between securities within an issuer's capital structure or between related instruments referencing an issuer or issuers where historical relationships are mis-priced and there is reason to believe they may converge or diverge.  These strategies are generally implemented by taking  off-setting long and short positions in similar or related securities when their values, which are historically or mathematically interrelated, are temporarily distorted.  Profit is realized when the skewed relationship between the securities returns to normal. This strategy also encompasses managers who trade credit exposures on a fundamental basis seeking returns from both long and short positions. Credit Relative Value strategies primarily trade corporate debt instruments and bank loans, however they may also invest in equities and credit derivatives (both single name and indices).

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Equity (Market Neutral – Fundamental/Trading).  This strategy utilizes primarily discretionary, qualitative processes to select securities and construct equity portfolios that are typically sought to be managed with relatively low net long or short exposure–typically +/-20%. This strategy incorporates both high-turnover active trading styles, as well as longer-horizon fundamentally oriented investment approaches.  While primarily driven by fundamental bottom-up stock selection, tactical considerations are also given to current and projected market dynamics.

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Equity (Market Neutral – Quantitative).  This strategy utilizes quantitative processes to screen and select securities and to construct portfolios that are typically sought to be managed with a relatively low long/short net exposure. The strategy typically incorporates longer term fundamentally-driven strategies and short term technically-driven statistical arbitrage strategies. Longer term strategies typically focus on fundamental signals such as earnings, accruals, valuation, analyst upgrades/downgrades, return ratios and technical signals including long term momentum, institutional fund flows, insider selling, and market sentiment. The short term, technically driven strategies utilize statistical models to identify mean reversion and short term momentum opportunities based on technical data including price, volume, volatility, and news.

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Fixed Income Relative Value. This strategy focuses on taking advantage of temporary pricing anomalies in, along, and between related instruments in interest rate and currency markets (both through direct trades and related derivative instruments).  Trades are often based on deviations from historical relationships, with the expectation of mean reversion over time or a catalyst generating the correction.  Trades can be directional or conditional in nature and are almost always expressed through derivative transactions, including futures, interest rate swaps, options, options on swaps and forwards.  Examples of such styles are discretionary trades focused on the shape and slope of yield curves and relative mis-pricings between rates within and between regions.

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Systematic Relative Value. This strategy employs a model driven approach to relative value trading within major global asset classes, including equities, interest rates, commodities and currencies.  Pricing anomalies are identified through fundamental, macro-economic, and technical analysis, while individual trades tend to focus on medium or long-term mean reversion, typically at the country or asset class level or between commodity classes.  Portfolio Managers employ a research intensive investment process in order to identify and analyze relevant drivers of markets and security prices which are then translated into signals/factors.  These signals are incorporated into the model through an integration process, and properly weighted to minimize factor correlation and limit concentration. Portfolio Managers dedicate significant resources to on-going research and development to enable continued identification of new alpha and risk factors, as well as to further enhance and refine portfolio optimization and trade execution processes.

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Volatility Arbitrage.  This strategy involves seeking to exploit mis-pricings in volatility between options or between the relative volatility of options versus their underlying securities, primarily in equity and fixed income markets, but also in credit and currency markets.

Event-Driven
Event-driven strategies, a number of which are depicted below, involve investing in securities of firms currently or prospectively involved in a wide variety of corporate transactions where the investment thesis is predicated on the anticipated effect of a specific event.  Corporate events may include mergers, acquisitions and other situations which alter a company's financial structure and operating strategy.

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Credit – Event.  This strategy involves investing in catalyst-driven opportunities created by significant events, such as spin-offs, mergers and acquisitions, industry consolidations, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate restructurings.  Trades are primarily expressed in the debt securities of companies, but may include all parts of a company's capital structure including equity. This strategy also incorporates loan origination investments, which typically focus on providing asset-based loans, real estate-related investments, bridge financing, and mezzanine financing.  These transactions may include long-dated warrants to increase the lender's total return.

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Equity – Event. This strategy focuses on catalyst-driven investment opportunities which may arise from a wide range of company-specific or industry-related events, legislative or regulatory changes, industry consolidations or other events.  Company-specific restructuring activities typically include buying or selling assets, entering into a new business or strategic initiative, leaving or discontinuing an existing business (including spin-offs and split-offs), or undergoing a change or reorganization of the capital structure, balance sheet or finances of the company.  In certain cases, the catalyst or motivation for corporate change may be external forces, such as activist investors.  This strategy also incorporates special situation investments, which generally involve deep fundamental analysis to identify mis-priced securities and may also include "value with a catalyst" type trades, top-down or thematic-oriented trades, and investments that may be more opportunistic in nature or longer in duration.

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Risk Arbitrage.  This strategy involves investing in securities of companies that are subject to publicly announced corporate events such as an acquisition, merger, divestiture, tender offer or exchange offer. Typically, the share price of the target company will trade at a discount to the purchase price offered by the acquiring company due to uncertainty regarding the successful completion of the transaction. Successful execution of the strategy requires the Portfolio Manager to assess the probability and likely timing of the proposed transaction being completed. The Portfolio Manager must then determine whether the spread between the offer price and the market price provides sufficient compensation for assuming the risk of the transaction failing to complete. In cash transactions, the Portfolio Manager purchases shares of the target company and may hedge market and/or sector risks. In the case of a share-for-share transaction, the Portfolio Manager will typically purchase shares of the target company and sell short shares of the acquiring company.  Where the Portfolio Manager feels a transaction is likely to fail, the trade will consist of a short position in the target company and long position in the acquiring company.

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Stressed / Distressed Credit.  This strategy involves investing in securities of companies under financial stress or involved in formal bankruptcy proceedings.  While the strategy is predominantly oriented towards debt instruments, investments may be made across a company's capital structure (including bank loans, bonds, subordinated debt and equity).  Derivatives such as credit default swaps and listed options may be used both for hedging purposes and to express risk.  In situations where a company is under financial stress, value is typically unlocked via an event such as the sale of assets or a refinancing.  Participation in restructuring and bankruptcy proceedings requires a more process-driven investment approach incorporating both financial and legal expertise.  Once the "fulcrum security" (the debt instrument most likely to convert to equity in a restructuring) is correctly identified Portfolio Managers can extract value from the legal process including participation on creditor committees and in court proceedings.

Equity / Long Short
Equity Long/Short strategies seek to identify equities that are trading under or over their perceived economic/intrinsic value.  These strategies are generally implemented by employing rigorous bottom up fundamental research to properly incorporate all available company specific news and information to determine if the market has under or over-discounted the fair value of a stock thereby presenting buying or selling opportunities.  These strategies include:

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Equity (Long/Short – Long-Biased, Low Net & Variable Exposure).  This strategy employs rigorous fundamental and qualitative analysis with a broad investment scope.   The investment process generally includes evaluating company management, determining each company's competitive position, and analyzing financial statements, valuation metrics, and earnings growth prospects.  Investment theses are based on a bottom-up company specific basis and expressed in long and/or short positions primarily in equities and equity derivatives.  This strategy is constrained with regards to net exposure, and may vary in terms of leverage usage, position concentration limits, and holding periods.

o	Long-Biased. In Long-Biased funds, Portfolio Managers maintain a consistently net long market exposure, typically greater than 40% of net asset value.

o	Low Net. In Low Net funds, Portfolio Managers maintain relatively consistent net market exposures in the range of negative -10% to positive +20% of net asset value.

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Variable Exposure. In Variable Exposure funds, Portfolio Managers can increase their net and gross exposure in an opportunistic and variable manner.  These Portfolio Managers can have exposure levels range anywhere from a net short position to a net long position. These Portfolio Managers do not have a structural net exposure tendency.

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Equity (Long/Short - Sector/Region). This strategy employs rigorous fundamental and qualitative research with a narrow investment scope, typically focused on specific sectors or regions.   The investment process generally includes evaluating company management, determining each company's competitive position, and analyzing financial statements, valuation metrics, and earnings growth prospects.  Investment theses are based on a bottom-up company specific basis and expressed in long and/or short positions primarily in equities and equity derivatives.  The strategies are unconstrained with regards to net exposure, and may vary in their leverage employed, position concentration limits, and holding periods.  Portfolio Managers in this category seek to focus on a niche area where they have deep levels of expertise and can leverage a strong network of contacts to provide them with an informational edge.

Macro
Macro strategies (examples of which are depicted below) seek to analyze macroeconomic variables to identify dislocations and forecast future moves in global asset prices on an outright directional or relative value basis.  A variety of different trading and investing styles can be utilized to identify opportunities across an unconstrained universe of markets and products.
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Discretionary Global.  This strategy involves using fundamental and macroeconomic inputs to identify investment opportunities across a broad array of asset classes and geographies.  Certain Portfolio Managers may exhibit greater specialization in a particular asset class or region where they are able to leverage a greater informational advantage, given prior experience or mandate focus.  This strategy is often not market neutral and typically involves directional trades as well as relative value spread trades between related instruments.  Substantial investment and trading experience is needed to synthesize and reconcile large amounts of information to make largely qualitative assessments weighing a continuous flow of data that may further support or conflict with market views.  Given the diverse and potentially complex nature of the asset classes and instruments traded within this strategy, risk management, including the sizing and timing of building and exiting individual positions, is a critical component of this strategy.

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CTA (Commodity Trading Advisors).  This is primarily a systematic strategy in which inputs to the models are predominantly technical in nature (price, volume, open interest, etc).  Generally trade signals are based on indicators such as moving averages, crossovers (oscillators), breakouts, relative strength indices (RSIs), and other chart/pattern based indicators.  The investment universe is typically limited to highly liquid exchange listed futures.  CTA strategies tend to be counter-cyclical to traditional markets and rely on momentum and market trends.

Tactical and Other Strategies
Portfolio Managers may invest in a variety of strategic and opportunistic investment strategies not captured above, such as arbitrage strategies, private placements, real estate-related investments and short-term trading opportunities.  Many of the Portfolio Managers have the discretion to invest in multiple strategies or to use combinations of the strategies summarized above.  The Investment Manager and the Portfolio Managers also have the discretion to invest in high quality fixed income securities, cash and cash equivalents.  The Investment Manager may, in its discretion, select Portfolio Managers who trade in non-U.S. markets and/or securities that are not U.S. dollar-denominated.

Negotiation of Terms
In some cases, the Adviser actively negotiates the terms of an investment with a Portfolio Manager.  The primary items that may be negotiated are management and incentive fees, liquidity and reporting transparency.  These revised terms are typically reflected in a "side letter" that modifies the generic offering terms.
Redemption of Investments
When determined to be appropriate, the Adviser will withdraw the Master Fund's investment from a Portfolio Fund.  These withdrawals can be for structural or strategic reasons (e.g., to emphasize a certain strategy based on market conditions) or for specific reasons (e.g., strategy/style drift; departure of key personnel; underperformance relative to peers or relative to expectations).  Withdrawals may also be made to fund repurchase requests.
Portfolio Managers
The identity and number of Portfolio Managers will change over time.  The Adviser may withdraw from or invest in Portfolio Funds in its discretion.  The retention of a Sub-Manager to manage a Portfolio Account is subject to the approval of the Board of Managers and the Master Fund Board, including a majority of the persons comprising the board of managers of each of the Fund and the Master Fund who are not "interested persons," as defined by the 1940 Act, of the Fund or the Master Fund.  It is also subject to the approval of the Adviser.  The retention of a Sub-Manager will in such cases also be subject to approval by investors in the Fund, unless the Fund seeks and obtains an order of the SEC exempting the Fund from this requirement.  The Master Fund's participation in any Portfolio Account arrangement will be subject to the requirement that the Sub-Manager be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the Fund's and the Master Fund's contractual arrangements with the Sub-Manager will be subject to the requirements of the 1940 Act applicable to investment advisory contracts.  The termination of Portfolio Managers and the addition of Portfolio Managers that do not manage Portfolio Accounts do not require the approval of investors in the Fund.
Certain of the Portfolio Managers chosen for the Master Fund's portfolio may be registered as investment advisers under the Advisers Act, or similar state statutes.  The Adviser does not require any Portfolio Managers it selects for the Fund or the Master Fund to be so registered.
Borrowing; Use of Leverage
The Fund and the Master Fund generally do not expect to engage in borrowings other than on a short-term or temporary basis.  Borrowings by the Fund or the Master Fund, including any borrowings by the Fund or the Master Fund on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act.  Portfolio Funds that are not registered investment companies are not subject to this requirement.  Because the Fund generally intends to limit its use of leverage to borrowing money on a short-term or temporary basis, it is anticipated that investors that are exempt from Federal income tax will not incur "unrelated business taxable income" with respect to the Fund's direct investments.  However, there can be no assurance that any such borrowing will not be treated as giving rise to "unrelated business taxable income" by the Internal Revenue Service.  However, the Fund is structured to meet the needs of investors that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other entities exempt from Federal income tax (each, a "tax-exempt entity").  The Master Fund intends to operate in a manner to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  Accordingly, it is not expected that any borrowing by the Master Fund or a Portfolio Fund in which the Master Fund invests will cause investors to receive "unrelated business taxable income."  (See "ERISA Considerations" and "Tax Aspects.")
INVESTMENT PRACTICES AND RELATED RISK FACTORS
General
All investments made by the Fund and the Master Fund risk the loss of capital. The Portfolio Managers may utilize such investment techniques as margin transactions, short sales, option transactions and forward and futures contracts, which practices can, in certain circumstances, maximize the adverse impact to which the Fund, through the Master Fund, may be subject.  No guarantee or representation is made that the Fund's or the Master Fund's program will be successful, and investment results may vary substantially over time.  (See "Investment Program.")

This section discusses the types of financial instruments that are used by Portfolio Managers, the types of investment practices that may be used and the risk factors associated with these instruments and practices.  The impact of a particular risk on a Portfolio Fund will, in turn, have a corresponding impact on the Master Fund and, therefore, the Fund.
PAST RESULTS OF THE PORTFOLIO MANAGERS SELECTED BY THE ADVISER ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.  NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.
Equity Securities
Portfolio Funds' investments may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers.  Portfolio Funds also may invest in depositary receipts relating to foreign securities.  (See "Foreign Securities" below.)  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.
Portfolio Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies.  The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because these securities typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects.  Portfolio Managers may purchase securities in all available securities trading markets.
Common Stocks.  Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior securities.  Common stock usually carries with it the right to vote and frequently an exclusive right to do so.
Preferred Stocks.  Preferred stock generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer's common stock, but ranks junior to debt securities in an issuer's capital structure.  Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors.  Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid.  Preferred stock may also be subject to optional or mandatory redemption provisions.
Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.
The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.  If a convertible security held by a Portfolio Fund is called for redemption, a Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on a Portfolio Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Bonds and Other Fixed-Income Securities
Portfolio Funds may invest in bonds and other fixed-income securities.  Portfolio Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.
Fixed-income securities include, among other securities:  bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities.  These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.  Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Portfolio Managers may invest in both investment grade and non-investment grade debt securities.  Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a Portfolio Manager to be of comparable quality.  Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.  Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities.  An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default.  In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.
Foreign Securities
Portfolio Managers may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers.  Foreign securities in which Portfolio Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.  Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S.  These factors include, but are not limited to, the following:  varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of a Portfolio Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.  Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated.  Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.
Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies.  A decline in the exchange rate would reduce the value of certain of a Portfolio Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment.  In addition, a Portfolio Fund may incur costs in connection with conversion between various currencies.  The foregoing risks may be greater in emerging and less developed countries.  (See "Investment Practices and Related Risk Factors — Emerging Market Investments.")
A Portfolio Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective.  Forward contracts are transactions involving a Portfolio Fund's obligation to purchase or sell a specific currency at a future date at a specified price.  Forward contracts may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Portfolio Fund anticipates purchasing or selling a foreign security.  This technique would allow the Portfolio Fund to "lock in" the U.S. dollar price of the security.  Forward contracts may also be used to attempt to protect the value of a Portfolio Fund's existing holdings of foreign securities.  There may be, however, imperfect correlation between a Portfolio Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings.  Forward contracts may also be used for non-hedging purposes to pursue a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund's investment portfolio.  There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.
Non-Diversified Status
The Fund and the Master Fund are "non-diversified" investment companies.  Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of their assets that may be invested in the securities of any one issuer.  Also, there generally are no requirements that the investments of Portfolio Funds be diversified.  The portfolio of the Master Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments.  To address this risk, the Master Fund will not invest more than 20% of its net asset value (measured at the time an investment is made) in the investment program of any single Portfolio Manager.  The Adviser believes that this approach can help to reduce overall investment risk.
Leverage
Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, can borrow money from brokers and banks for investment purposes.  This practice, which is known as "leverage," is speculative and involves certain risks.  The Fund and the Master Fund may also borrow money for temporary or emergency purposes or in connection with the repurchase of Units.
Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets.  Borrowings to purchase equity securities typically will be secured by the pledge of those securities.  The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.
Although leverage can increase investment return if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice.  In the event that a Portfolio Fund's equity or debt instruments decline in value, the Portfolio Fund could be subject to a "margin call" or "collateral call," pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund's borrowing.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  Portfolio Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The 1940 Act requires an investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement").  This means that the value of an investment company's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness).  These limits do not apply to Portfolio Funds and, therefore, the Master Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds and the volatility of the value of an investment in the Fund may be great.
In order to obtain "leveraged" market exposure in certain investments and to increase overall returns, a Portfolio Manager may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement.  These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.
Short Sales
Some or all of the Portfolio Managers may attempt to limit a Portfolio Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged.  In addition, Portfolio Managers may use short sales for non-hedging purposes to pursue their investment objectives.  For example, a Portfolio Fund may effect a short sale of a security if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for growth.

To effect a short sale, a Portfolio Fund will borrow a security from a brokerage firm to make delivery to the buyer.  The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively.  This investment technique is considered speculative.  A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss.  There can be no assurance that securities necessary to cover a short position will be available for purchase.
Repurchase Agreements
Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date.  If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Portfolio Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.  If the seller defaults, the value of the securities may decline before the Portfolio Fund is able to dispose of them.  If a Portfolio Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Portfolio Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.
Reverse Repurchase Agreements
Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund.  Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.
Foreign Currency Transactions
Portfolio Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Fund already owns, particularly if a Portfolio Manager expects a decrease in the value of the currency in which the foreign security is denominated.  Portfolio Funds may, in some cases, purchase and sell foreign currency for non-hedging purposes.
Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve a Portfolio Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio Fund contracted to receive in the exchange.  A Portfolio Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
Money Market Instruments
Portfolio Managers may, for defensive purposes or otherwise, invest some or all of a Portfolio Fund's assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances.  The Fund and the Master Fund also may invest in these instruments for liquidity purposes.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.
Purchasing Initial Public Offerings
Portfolio Managers may purchase securities of companies in initial public offerings or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Units.  The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.
Special Investment Instruments and Techniques
Portfolio Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's investment objective.  These strategies may be executed through derivative transactions.  The instruments the Portfolio Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur.  Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.
Derivatives.  Some or all of the Portfolio Managers may invest in, or enter into, derivatives ("Derivatives").  These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole.  Derivatives permit a Portfolio Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Portfolio Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.
Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Portfolio Fund's performance.
If a Portfolio Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower a Portfolio Fund's return and result in a loss.  A Portfolio Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if a Portfolio Manager is unable to liquidate its position because of an illiquid secondary market.  The market for many Derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
Options and Futures.  Portfolio Managers may utilize options and futures contracts.  They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When options are purchased over-the-counter, a Portfolio Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position.  Over-the-counter options purchased and sold by the Portfolio Funds also may include options on baskets of specific securities.
Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives.  A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option.  Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.  A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security.  The sale of such an option exposes a Portfolio Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.  A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's books to fulfill the obligation undertaken.  The sale of such an option exposes a Portfolio Fund during the term of the option to a decline in the price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.
A Portfolio Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Portfolio Fund's position by selling the option previously purchased, although the Portfolio Manager would be entitled to exercise the option should it deem it advantageous to do so.
Portfolio Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits a Portfolio Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Portfolio Fund could incur losses as a result of those changes.  Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.
Engaging in these transactions involves risk of loss to the Portfolio Funds which could adversely affect the value of the Fund's net assets.  No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Funds to substantial losses.
Successful use of futures also is subject to the Portfolio Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.
Pursuant to regulations or published positions of the SEC, a Sub-Manager may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity.  The segregation of such assets will have the effect of limiting the Sub-Manager's ability otherwise to invest those assets.
Portfolio Managers may purchase and sell stock index futures contracts for the Portfolio Funds.  A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.
Portfolio Managers may purchase and sell interest rate futures contracts for the Portfolio Funds.  An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.
Portfolio Managers may purchase and sell currency futures.  A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.
Call and Put Options on Securities Indices.  Portfolio Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective.  A stock index fluctuates with changes in the market values of the stocks included in the index.  Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.  This requires different skills and techniques than predicting changes in the price of individual stocks.
Warrants and Rights.  Portfolio Funds may purchase warrants and rights.  Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities.  Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.  In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.
Swap Agreements.  Portfolio Funds may enter into equity, interest rate, index and currency rate swap agreements.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Most swap agreements entered into by Portfolio Funds would require the calculation of the obligations of the parties to the agreements on a "net basis."  Consequently, a Portfolio Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The risk of loss with respect to swaps is limited to the net amount of interest payments that a Portfolio Fund is contractually obligated to make.  If the other party to a swap defaults, a Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.
The Fund has claimed an exemption from the definition of the term commodity pool operator pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.
Forward Trading.  Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.  Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable.  The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any market traded by a Portfolio Manager due to unusually high trading volume, political intervention or other factors.  The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Portfolio Managers would otherwise recommend, to the possible detriment of the Fund.  Market illiquidity or disruption could result in major losses to the Fund.  In addition, managed accounts or investment funds in which the Portfolio Fund has an interest may be exposed to credit risks with regard to counterparties with whom the Portfolio Managers trade as well as risks relating to settlement default.  Such risks could result in substantial losses to the Fund.  To the extent possible, the Adviser will endeavor to select Portfolio Managers that it believes will deal only with counterparties that are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.
Emerging Market Investments.  A Portfolio Manager may invest in securities of companies based in emerging countries or issued by the governments of such countries.  Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in substantially greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict a Portfolio Manager's investment opportunities; and problems that may arise in connection with the clearance and settlement of trades.  In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, in emerging countries designed to protect investors than there is in more developed countries.  Placing securities with a custodian in an emerging country may also present considerable risks.
Lending Portfolio Securities
Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral.  Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.
When-Issued and Forward Commitment Securities
Portfolio Managers may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.  These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later).  The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund.  When-issued securities and forward commitments may be sold prior to the settlement date.  If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  These transactions, when effected by the Master Fund and by a Portfolio Account managed by a Sub-Manager, will be subject to the Master Fund's limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained.  There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation.  In such cases, a Portfolio Fund may incur a loss.
Restricted and Illiquid Investments
Portfolio Funds may invest in restricted securities and other investments which are illiquid.  Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.
Further, from time to time, certain Portfolio Managers may allocate certain Portfolio Fund assets (which generally are illiquid) to special investment accounts within the particular Portfolio Fund managed by the Portfolio Manager (i.e., "side pockets" or "special investment accounts").  Generally, the Portfolio Funds will not be able to withdraw their interest in such side pockets or special investment accounts until they are disposed of by the Portfolio Manager.  The market prices, if any, for illiquid securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.
Where registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Fund may be permitted to sell a security under an effective registration statement.  If, during such period, adverse market conditions were to develop, a Portfolio Fund might obtain a less favorable price than prevailed when it decided to sell.  For Portfolio Accounts that are managed by a Sub-Manager, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board of Managers and by the Master Fund Board.  Portfolio Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.
In addition, the Master Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer.  The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights.  The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.  (See "Additional Risk Factors — Liquidity Risks.")
ADDITIONAL RISK FACTORS
Incentive Allocation
The Portfolio Managers may receive compensation based on performance-based allocations, expected to range from 15% to 25% of net profits.  Such compensation arrangements may create an incentive for the Portfolio Manager to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect.  In addition, because the performance-based allocation will be calculated on a basis that includes realized and unrealized appreciation of a Portfolio Fund's assets, the performance-based allocation may be greater than if it were based solely on realized gains. Additionally, the gains on which the fee or allocation is calculated may never be realized.
Limited Operating History
The Fund and the Master Fund have limited operating histories.  However, as of January 1, 2009, the Master Fund acquired all of the investments of Arden Sage Multi-Strategy Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy Fund, L.L.C.), which commenced operations on December 1, 2005.  There can be no assurance that the Fund or the Master Fund will achieve their investment objectives.
Liquidity Risks
Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer.  No Member will have the right to require the Fund to redeem its Units in the Fund.  Although the Fund will offer to repurchase Units from time to time, a Member may not be able to liquidate its Units for up to two years.  The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter.  (See "Redemptions, Repurchases of Units and Transfers.")
Limitations on the Master Fund's ability to withdraw its assets from Portfolio Funds may limit the Fund's ability to repurchase Units.  For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Master Fund's investment.  After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually.  Additionally, certain Portfolio Funds may amend their liquidity provisions or otherwise further restrict the Master Fund's ability to make withdrawals from those Portfolio Funds.  Because the primary source of funds to repurchase Units will be withdrawals from Portfolio Funds, the application of these lock-ups and other withdrawal limitations will significantly limit the Fund's ability to tender for repurchase its units in the Master Fund.
Distributions to Members
The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members.  Prospective Members should take note of this limitation when determining whether or not an investment in the Fund is suitable for their particular circumstances.  The Board of Managers reserves the right to change this policy.  (See "Tax Aspects.")
Counterparty Credit Risk
Many of the markets in which the Portfolio Managers effect their transactions are "over-the-counter" or "inter-dealer" markets.  The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets.  To the extent a Portfolio Fund enters into swaps or transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and may also bear the risk of settlement default.  These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss.  Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties.  Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty.  The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.
Special Risks of Hedge Fund Investing and a Multi-Manager Structure
The Adviser invests assets of the Master Fund through the Portfolio Managers.  The success of the Master Fund and, thus, the Fund depend upon the ability of the Adviser and the Portfolio Managers to develop and implement investment strategies that achieve the Fund's investment objective.  For example, a Portfolio Manager's inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Master Fund invested with such Portfolio Manager to significantly decline in value and could result in substantial losses to the Fund.  Moreover, subjective decisions made by the Adviser and/or the Portfolio Managers may cause the Master Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Investments in Unregistered Portfolio Funds.  The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.
There is also a risk that a Portfolio Manager could convert to its own use assets committed to it by the Master Fund or that a custodian could convert to its own use assets committed to it by a Portfolio Manager.  There can be no assurance that the Portfolio Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Managers will be protected.
Reliance on Information Provided by Portfolio Managers.  The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds.  There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and, therefore, the amounts Members receive upon the repurchase of Units.  Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts).  A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser.  There can be no assurance that a Portfolio Manager will provide advance notice of any material change in a Portfolio Fund's investment program or policies and thus, the Master Fund's investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.
For the Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Master Fund which, in turn, receives such information from the Portfolio Managers.  A Portfolio Manager's delay in providing this information could delay the Fund's preparation of tax information for investors, which will require Members to seek extensions on the deadline to file their tax returns, or could delay the preparation of the Fund's annual report.
Additional Fees and Expenses.  An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly with the Portfolio Managers.  By investing in the Portfolio Funds indirectly through the Fund, an investor bears a pro rata portion of the asset-based fee and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds.
The fees and other expenses borne directly and indirectly by the Master Fund, including those fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.
The Master Fund, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Master Fund's actions or has incurred liabilities arising from the Master Fund's actions.  In addition, the Master Fund may agree to indemnify the Portfolio Manager of a Portfolio Account for certain matters, subject to any applicable limitations imposed by the 1940 Act.
Independent Portfolio Managers.  Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers generally.  Thus, a Portfolio Manager with positive performance may receive compensation from the Master Fund, and thus indirectly from investors in the Fund, even if the Master Fund's overall returns are negative.  Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other.  As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund.  Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.
Liquidity Implications.  The Master Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times.  The Master Fund may not be able to withdraw its investment in the Portfolio Fund promptly after it has made a decision to do so, which may result in a loss to the Master Fund and adversely affect the Fund's investment return.
Portfolio Funds may be permitted to distribute securities in-kind to investors, including the Master Fund, making withdrawals of capital.  Thus, upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value.  In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund.  In the event the Fund was to receive such securities from the Master Fund, it would be required to dispose of such securities immediately either through liquidation or by distributing such securities to Members in connection with a repurchase by the Master Fund of all or a portion of its units.
Limitations on Voting Rights of Portfolio Funds.  To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.
Valuation Estimates
In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund.  Furthermore, the net asset values received by the Adviser from such Portfolio Managers will typically be estimates only, subject to revision based on the Portfolio Fund's annual audit.  Revisions to the Fund's gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the Fund's and the Master Fund's annual audits are completed.
Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices.  These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Master Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers.  Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Board of Managers.
The valuation of the Master Fund's investment in a Portfolio Fund as provided by a Portfolio Manager as of a specific date may vary from the fair value of the investment as determined under procedures adopted by the Master Fund Board.  In such event, the Master Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund.  The Adviser will attempt to resolve any conflicts between valuations assigned by a Portfolio Manager and fair value as determined by the Master Fund Board by seeking information from the Portfolio Manager and reviewing all relevant available information.  Such review may result in a determination to change the fair value of the Master Fund's investment.  Investors should recognize that valuations of illiquid securities, such as interests in Portfolio Funds, involve various judgments and consideration of factors that may be subjective.  As a result, the net asset value of the Master Fund (and thus, the Fund), as determined based on the fair value of its interests in Portfolio Funds, may vary from the amount the Master Fund would realize on the withdrawal of its investments from the Portfolio Funds.  This could adversely affect the Master Fund, the Fund, new Members and Members whose Units are repurchased.
Other Considerations
Master-Feeder Structure.  The Fund does not invest directly in individual securities.  Instead, it invests substantially all of its assets in the Master Fund.  The Master Fund, in turn, purchases, holds and sells investments in accordance with its investment objectives and policies.  The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may do so only through periodic repurchases by the Master Fund of the Fund's units in the Master Fund.  This may limit the ability of the Fund to make offers to repurchase Units.  In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund.  The Fund would incur expenses in liquidating investments received in connection with any in-kind distributions.  A change in the investment objective, policies or restrictions of the Master Fund may cause the Fund to seek to have its units in the Master Fund repurchased.  Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund.  Certain investment policies and restrictions of the Master Fund may be changed without the approval of investors in the Master Fund.  These investors may include other types of pooled investment vehicles that may or may not be investment companies registered under the 1940 Act.  In addition, to the extent the Fund's assets are invested in the Master Fund, certain conflicts of interest may exist due to different tax considerations applicable to the Fund and other feeder funds.  These conflicts may result in the Master Fund making investments that may have a negative impact on certain feeder funds (potentially, the Fund, for example) and not on others.
ERISA and Other Federal and State Regulations.  Investors may be subject to Federal and state laws, rules and regulations which may regulate their participation in the Fund, or their engaging directly, or indirectly through an investment in the Fund, in investment strategies of the types which the Fund's Portfolio Managers may utilize from time to time (e.g., short sales of securities, the purchase and sale of options, limited diversification and leverage).  While the Fund believes its investment program generally is appropriate for U.S. tax-exempt investors subject to ERISA for which an investment in the Fund would otherwise be suitable, each type of investor may be subject to different laws, rules and regulations, and prospective investors should consult with their own advisers as to the advisability and tax consequences of an investment in the Fund.  In particular, investors should consider the applicability to them of the provisions relating to

"unrelated business taxable income" and other special considerations under ERISA and/or the Code.  Trustees or administrators of such entities are urged to carefully review the matters discussed in this Prospectus.  (See "Investment Program" and "ERISA Considerations.")
Dilution.  In the case of Portfolio Managers which limit the amount of additional capital which they will accept from the Master Fund, continued sales of the units in the Fund and the Master Fund will dilute the participation of existing Members in such Portfolio Funds.
Non-U.S. Taxation.  With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds or other assets of the Master Fund, political or social instability or diplomatic developments that could affect investments in those countries.  An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated.  The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.
Changing Market and Economic Conditions.  Changing market and economic conditions and other factors, such as changes in U.S. Federal, state or local tax laws, securities laws, bankruptcy laws or accounting standards, may make the business of the Fund less profitable or unprofitable.
Tax Status of the Master Fund.  There are special tax risks associated with an investment in the Master Fund (through an investment in the Fund).  Satisfaction of the various tests that must be met to maintain the Master Fund's tax status as a "regulated investment company" under Subchapter M of the Code requires significant support from the underlying Portfolio Funds.  Failure to maintain such tax status may result in the Master Fund being subject to corporate level income tax.  In addition, as a related matter, the Master Fund is required each December to make certain "excise tax" calculations on certain undistributed income of the Master Fund based on income and gain information that must be obtained from the underlying Portfolio Funds.  If the Master Fund does not receive accurate information from the Portfolio Funds, the Master Fund risks failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income.  With respect to costs, the Master Fund may incur certain costs relating to tax compliance and reinvestment of dividends and other distributions.  In addition, to facilitate investments that the Adviser believes to be attractive in a manner consistent with RIC qualification requirements, the Master Fund might, in certain situations, invest in "passive foreign investment companies" or "PFICs" (which include offshore investment funds that are treated as corporations for U.S. federal tax purposes).  For similar reasons, the Master Fund also may make investments through subsidiaries, including through U.S. corporate subsidiaries.  The net income of a U.S. corporate subsidiary will generally be subject to federal income tax at a rate of 35%, in addition to potential state and local income taxes.  These investments may involve costs or other inefficiencies to the Master Fund, including, with respect to PFICs, U.S. withholding taxes, that the Master Fund does not incur when it invests in investment funds that are taxable as partnerships.   (See "Tax Aspects.")
Recent Developments Potentially Impacting Taxation of Non-U.S. Portfolio Funds, Non-U.S. Portfolio Accounts and Non-U.S. Investors.  In order for a non-U.S. Portfolio Fund or non-U.S. Portfolio Account to avoid a U.S. withholding tax of 30% on certain payments (including payments of gross proceeds) made with respect to certain actual and deemed U.S. investments, such non-U.S. Portfolio Fund or non-U.S. Portfolio Account will be required to enter into an agreement with the Internal Revenue Service (the "Service") by June 30, 2013 identifying certain direct and indirect U.S. account holders (including debtholders and equityholders).  In addition, a non-U.S. investor (i) will generally be required to provide identifying information with respect to certain of its direct and indirect U.S. owners or (ii) if such non-U.S. investor is a "foreign financial institution" within the meaning of Section 1471(d)(4) of the Code, such non-U.S. investor will generally be required to enter into an agreement with the Internal Revenue Service (the "Service") by June 30, 2013, identifying certain direct and indirect U.S. account holders and equity holders in order for it not to be withheld on by the Fund with respect to certain actual and deemed U.S. source payments (including payments of gross proceeds).  Any such information provided to the Fund will be shared with the Service.  Investors in the Fund should consult their own tax advisors regarding the possible implications of these rules on their investment in the Fund.
The foregoing list of risk factors does not purport to be a complete enumeration of the risks involved in an investment in the Fund.  Prospective investors should read this entire Prospectus.
PERFORMANCE HISTORY
Appendix C provides the Fund's investment performance since the commencement of its operations.  In addition, Appendix C contains investment performance information for Arden Sage Triton Fund, L.L.C. (which, upon consummation of the TEI Reorganization, became the oldest feeder fund into the Master Fund), as well as for other investment vehicles that are managed by the Adviser using the same personnel that manage the Fund and the Master Fund in accordance with an investment program that is substantially similar to the Fund's and the Master Fund's investment program (the "Other Vehicles").  The information is provided to illustrate the experience and historic investment results obtained by the Adviser.  IT SHOULD NOT BE VIEWED AS INDICATIVE OF THE FUTURE INVESTMENT PERFORMANCE OF THE FUND OR THE MASTER FUND.
Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix C.  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.
INVESTMENT POLICIES AND RESTRICTIONS
The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act).  The Fund may not:
•	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

•	Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in connection with the disposition of its portfolio securities.

•
Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

•
Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

•
Invest in commodities or commodity contracts, except that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

•
Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries, except that the Fund may invest 25% or more of the value of its total assets in Portfolio Funds, but will not invest 25% or more of the value of its total assets in Portfolio Funds that focus on investing in any single industry or group of related industries.

The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund's outstanding voting securities.
Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called:  (i) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less.
The Master Fund has adopted substantially similar investment restrictions to those applicable to the Fund.  In applying these restrictions, the Master Fund will aggregate its investments and transactions with those of each Portfolio Account, if any, that is advised by a Sub-Manager.
The investment restrictions and other policies described in this Prospectus do not apply to Portfolio Funds; however, such investment restrictions will apply to Portfolio Accounts.  If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund's or the Master Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.
The Adviser will not cause the Fund to make loans to or receive loans, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law.  The Fund, the Master Fund and Portfolio Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act.  (See "Conflicts of Interest" and "Brokerage.")
MANAGEMENT OF THE FUND
Board of Managers
The Board of Managers has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program.  It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.  The Board of Managers also oversees the Fund's risk management processes, primarily through the functions (described below) performed by the Audit Committee.
Mr. Krawiec, the president and principal executive officer of the Fund and the Chief Operating Officer and a Managing Director of the Adviser, serves as chairman of the Board of Managers (the "Chairman").  Although he is an "interested person" of the Fund, as defined by the 1940 Act, the Board of Managers believes that by having the Fund's principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the Independent Managers (defined below) have an adequate opportunity to serve as an independent, effective check on management and to protect Members' interests.  Furthermore, as summarized below, the Board of Managers has two committees performing critical functions for the Fund's governance and operations: the Audit Committee and the Nominating Committee, both of which are comprised exclusively of Independent Managers.  Although the Fund does not have a "lead" Independent Manager, the Board of Managers believes that adequate independent leadership is present given the relatively small size of the Board of Managers (75% of which is represented by Independent Managers) and that each of the Fund's critical committees of the Board of Managers (Audit and Nominating) is chaired by an Independent Manager.
Information regarding each of the Managers and officers of the Fund, including their principal occupations during the past five years, is set forth below.  The "Fund Complex" includes the Fund, the Master Fund, Arden Sage Multi-Strategy Institutional Fund, L.L.C., Arden Sage Multi-Strategy Fund, L.L.C. and Arden Sage Triton Fund, L.L.C.  The business address of each Manager and officer is c/o Arden Asset Management LLC, 375 Park Avenue, 32nd Floor, New York, New York 10152.

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
DISINTERESTED MANAGERS
Charles S. Crow, III, 61 Manager	Indefinite/Since September 2008	Mr. Crow has been a partner of the law firm of Crow & Associates since 1981.	5	Member of the Board of Directors of 1st Constitution Bank; Member of the Board of Trustees of Centurion Ministries, Inc.
Richard B. Gross, 63 Manager	Indefinite/Since September 2008	Mr. Gross is a lawyer and private investor. From 1998 through 2001, he served as Managing Director and General Counsel of U.S. Trust, a 150-year old banking firm specializing in investment management and fiduciary services.	5	Member of the Board of Trustees of Randall's Island Sports Foundation, a non-profit public/private partnership with the NYC Parks & Recreation Dept.

{***|||***}NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
David C. Reed, 60 Manager	Indefinite/Since September 2008	Mr. Reed is the Chief Executive Officer, principal owner and co-founder of Mapleton Nurseries (1998-present). He is also the Managing Director of Reed & Company (1995-present).	5	Member of the Board of Directors of 1st Constitution Bank.
INTERESTED MANAGER1
Craig Krawiec, 36 Manager, President and Chief Executive Officer	Indefinite/ From October 2011	Mr. Krawiec is the Chief Operating Officer and a Managing Director of the Adviser2 (2004 - present).	5	N/A
OFFICERS WHO ARE NOT MANAGERS
Andrew Katz, 34 Chief Financial Officer	Indefinite/ From October 2011	Mr. Katz is Controller and an Executive Director of the Adviser (2003–present).	N/A	N/A
Thomas G. Kennedy, 41 Chief Compliance Officer	Indefinite/ From October 2011
Mr. Kennedy is Chief Compliance Officer and a Managing Director of the Adviser. (July 2008–present). From 2005 to 2008, Mr. Kennedy was a Compliance Director of various units of Citigroup Private Bank.
			N/A	N/A

The Managers serve on the Board of Managers for terms of indefinite duration.  A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy.  A Manager may be removed either by a vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.  In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment, at least two-thirds (2/3) of the Managers then serving have been elected by the Members.  The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which the Managers who were elected by the Members cease to constitute a majority of the Managers then serving.

As of the date of this Prospectus, other than as described above, none of the Managers who are not "interested persons" (as defined by the 1940 Act) of the Fund, the Adviser or its affiliates (the "Independent Managers") who is a manager, director or trustee of another investment company whose adviser and principal underwriter is affiliated with the Adviser has held any other position with:  (i) the Fund; (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control

1	Manager who is an "interested person" (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

2	Prior to January 1, 2010, Mr. Krawiec served as Executive Director in the Research group of the Adviser.

with the Adviser; (iii) the Adviser or other affiliate of the Fund; or (iv) any person controlling, controlled by or under common control with the Adviser.

As of the date of this Prospectus, the Managers and officers as a group owned an aggregate of less than 1% of the outstanding Units of the Fund and none of the Independent Managers or any of their immediate family members owned beneficially or of record any securities in the Adviser.
Compensation
The following table sets forth certain information regarding the compensation received by the Independent Managers from the Fund and from all registered investment companies for which the Adviser or its affiliates served as investment adviser for the fiscal year ended March 31, 2011.  No compensation is paid by the Fund to Managers who are "interested persons" (as defined by the 1940 Act), if any, of the Fund, the Adviser or their affiliates.  Seventy-five percent of the Managers are Independent Managers.
COMPENSATION TABLE FOR FISCAL YEAR ENDED MARCH 31, 2011
Name of Person	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex
Charles S. Crow, III	$4,000	$0	$0	$24,000
Richard B. Gross	$4,000	$0	$0	$24,000
David C. Reed	$4,000	$0	$0	$24,000
Craig Krawiec*	N/A	N/A	N/A	N/A

*	Interested person of the Fund.

The Independent Managers are each paid an annual retainer of $1,500 by the Fund (and by each other feeder fund then in existence) and $18,000 by the Master Fund, and are reimbursed by the funds in the Fund Complex for travel-related expenses.  It is estimated that each Independent Manager would receive a total of $24,000 per year (plus expenses) from the funds in the Fund Complex. The Managers do not receive any pension or retirement benefits from the funds in the Fund Complex.
Share Ownership
The following table sets forth the dollar range of equity securities beneficially owned by each Manager as of December 31, 2010.
Name of Manager	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by Manager in Family of Investment Companies*
Charles S. Crow, III	$0	$0
Richard B. Gross	$0	$0
David C. Reed	$0	$0
Craig Krawiec	N/A	N/A

*
The family of registered investment companies includes the Fund, the Master Fund, Arden Sage Multi-Strategy Institutional Fund, L.L.C., Arden Sage Triton Fund, L.L.C. and Arden Sage Multi-Strategy Fund, L.L.C.

No Independent Manager or his immediate family member owns beneficially or of record any security of the Adviser, principal underwriter of the Fund or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Fund.

Committees
The Board of Managers has formed an Audit Committee consisting of the Independent Managers of the Fund.  The primary duties of the Audit Committee are:  (i) to recommend to the full Board of Managers and to approve the independent registered public accounting firm to be retained by the Fund each fiscal year; (ii) to meet with the Fund's independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; (iv) to oversee the Fund's risk management processes by, among other things, meeting with the Fund's auditors and overseeing the Fund's disclosure controls and procedures (including the Fund's internal controls over financial reporting); and (v) to report to the full Board of Managers on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.  The Board of Managers of the Fund has adopted a written charter for the Audit Committee.  During the fiscal year ended March 31, 2011, the Audit Committee held two meetings.
The Board of Managers has also formed a Nominating Committee comprised of the Independent Managers to which the discretion to select and nominate candidates to serve as Independent Managers has been committed.  While the Nominating Committee is solely responsible for the selection and nomination of the Fund's Independent Managers, the Nominating Committee may consider nominations for the office of Independent Manager made by investors in the Fund or by Fund management as it deems appropriate. Members who wish to recommend a nominee should send nominations to Mr. Krawiec that include biographical information and set forth the qualifications of the proposed nominee.  During the fiscal year ended March 31, 2011, the Nominating Committee held no meetings.

Although the Board of Managers does not have a formal diversity policy, the Board of Managers endeavors to comprise itself of members with a broad mix of professional backgrounds.  Thus, the Nominating Committee and the Board of Managers accorded particular weight to the individual professional background of each Independent Manager, as reflected by Mr. Gross's experience in corporate law and as a private investor, Mr. Reed's experience as an auditor and an entrepreneur and Mr. Crow's experience as a lawyer handling, among other things, private investment funds.  In considering the nominees for election as Managers, the Nominating Committee and the Board of Managers took into account a variety of factors, including each nominee's professional background and experience. In addition, the Board of Managers considered that each Manager also serves as a manager of each of the other funds in the Fund Complex, including the Master Fund.  In this regard, the Board of Managers accorded weight to the efficiencies associated with maintaining a common directorship for a single Fund Complex.  They also took into account the good rapport among these individuals, as they have worked together on the boards of the other funds in the Fund Complex since 2004, and they considered the small size of the Board.  The Independent Managers also considered that Mr. Krawiec is not an Independent Manager, but recognized that he is a senior management representative of the Adviser, and, as such, helps foster the Board of Managers' direct access to information regarding the Adviser, which is the Fund's most significant service provider.
THE ADVISER
Effective October 1, 2011, the Adviser, Arden Asset Management LLC, a Delaware limited liability company that is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Advisers Act, serves as the investment adviser of the Fund.  Prior to October 1, 2011, the Fund was advised by Robeco Investment Management, Inc., a Delaware corporation ("Robeco").  As of October 1, 2011, Robeco transferred to the Adviser management of Robeco's fund of hedge funds division, Robeco-Sage, and the Adviser replaced Robeco as the investment adviser of the Fund and other Robeco-Sage investment vehicles (collectively with the Fund, the "Arden Sage Funds").
The Adviser is controlled primarily by Arden Asset Management, Inc. ("AAM INC") as the controlling member although various individual senior staff of the Adviser have been issued membership interests entitling them to share in the profits of the Adviser.  Averell H. Mortimer owns 65% of AAM INC and he has contributed a non-controlling 35% interest to The Mortimer Family 2009 Trust, a trust established for the benefit of his children.  Mr. Mortimer also serves as Chief Executive Officer of the Adviser.  The Adviser provides investment advisory services and management services to commingled private investment funds.  The Adviser also serves as investment manager or management company to other customized portfolios, or provides investment advice and management services to customized portfolios, on either a discretionary or non-discretionary basis.  As of January 31, 2012, the Adviser had more than $[  ] billion in assets under management.  The address of the Adviser is 375 Park Avenue, 32nd Floor, New York, NY 10152.
The Adviser serves the Fund pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement") that was approved by Members at a meeting held on September 9, 2011.  Under that agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund.  The agreement authorizes the Adviser to implement the Fund's investment program through investing in the Master Fund.  The Adviser is authorized, subject to the approval of the Board of Managers and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services.  To the extent that the Adviser retains a sub-adviser to manage the assets of the Fund, the Adviser is responsible under the Advisory Agreement to review and supervise the services provided by the sub-adviser.  The Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Advisory Agreement.  Under the Advisory Agreement, a quarterly fee at an annualized rate of 0.75% of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) is payable by the Fund to the Adviser (the "Management Fee").  However, under the agreement, the Fund is not subject to the Management Fee so long as substantially all of the Fund's assets remain invested in the Master Fund.
The Adviser also serves the Master Fund pursuant to an investment advisory agreement with the Master Fund (the "Master Fund Advisory Agreement") that was approved by members of the Master Fund at a meeting held on September 27, 2011.  Under that agreement, the Adviser provides substantially similar services to the Master Fund as those set forth in the Fund's Advisory Agreement.  As consideration for these services, the Master Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Master Fund Management Fee").  The Master Fund Management Fee is payable in arrears within five business days after the end of the quarter.
The Adviser manages both domestic and offshore investment vehicles.
Information Regarding the Individuals Responsible for Portfolio Management
The day-to-day management of the Master Fund's portfolio is the responsibility of Paul S. Platkin, Chief Investment Officer of the Arden Sage Funds, and Darren S. Wolf, a Managing Director of the Adviser.  Investment decisions for the Fund and the Master Fund are made with the oversight of the Adviser's Investment Committee, which is comprised of, with respect to the Fund and the Master Fund, Mr. Platkin, as well as Averell H. Mortimer, Henry P. Davis, Ian McDonald and Matthew Bianco.
Paul S. Platkin, CFA.  Mr. Platkin is a Managing Director at the Adviser and is a member of the Adviser's Investment Committee with respect to the Arden Sage Funds. Mr. Platkin is also the Chief Investment Officer of the Arden Sage Funds, and is responsible for the day-to-day management of the Arden Sage Funds. Previously, he was the Chief Investment Officer and Managing Director of Robeco-Sage. Prior to joining Robeco-Sage, he was General Director of the Absolute Return Strategies Unit of GM Asset Management.  Before joining GM Asset Management, Mr. Platkin was an investment banking associate at EFC Group and staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.
Mr. Platkin is a member of the Investment Committee with respect to the Fund, the Master Fund and the other Arden Sage Funds.
Darren S. Wolf, CFA. Mr. Wolf is a Managing Director at the Adviser.  Mr. Wolf is responsible for managing  the day-to-day research activities of the firm.  In addition, Mr. Wolf, together with Mr. Platkin, is responsible for the day-to-day management of Arden Sage Funds. Previously, he was Head of Research of Robeco-Sage where he joined as a member of the research team in 2001.  Mr. Wolf is a graduate of Yeshiva University's Syms School of Business where he studied Finance and advanced work in Management Information Systems.  Mr. Wolf earned his CFA Charter in 2005 and is a member of the New York Society of Security Analysts (NYSSA).
Officers of the Adviser on the Investment Committee
Averell H. Mortimer.  Mr. Mortimer is the Founder and Chief Executive Officer of the Adviser.  Mr. Mortimer is also chairman of the Adviser's Investment Committee and is responsible for the firm’s overall investment process.  With over twenty years experience on Wall Street, Mr. Mortimer has worked in a variety of investment fields, including investment banking, venture capital and investment management.  Mr. Mortimer received a B.A. from the University of Colorado in 1980 and an M.B.A. from Columbia University’s School of Business in 1984.
Mr. Mortimer is a member and Chairman of the Investment Committee.
Henry P. Davis.  Mr. Davis is a Managing Director at the Adviser and is a member of the Adviser's Investment Committee.  Mr. Davis is  responsible for supervising the firm’s research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds. Prior to joining the Adviser, Mr. Davis was an investment advisor to several high net worth families with responsibility for manager selection, oversight and asset allocation decisions.  Previously, Mr. Davis was an attorney with Davis Polk & Wardwell, specializing in corporate and asset management work for hedge funds and other investment vehicles. Mr. Davis is a graduate of Yale Law School and Cornell University, where he graduated summa cum laude and was elected to Phi Beta Kappa in 1988.
Mr. Davis is a member of the Investment Committee.
Ian McDonald.  Mr. McDonald is a Managing Director at the Adviser and is a member of the Adviser's Investment Committee.  Mr. McDonald is responsible for supervising the firm’s research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds.  Mr. McDonald works out of, and is responsible for managing, the Adviser's London office. Prior to joining the Adviser, Mr. McDonald worked at Morgan Stanley in the International Prime Brokerage Group’s European Capital Introduction division.  In this role, he was responsible for introducing hedge funds to a variety of prospective investors, including fund of funds, private banks, pension funds, endowments and foundations.  Before joining Morgan Stanley, Mr. McDonald was an investment consultant in the London office of Cambridge Associates and was responsible for monitoring European hedge fund managers.  Prior to that, he was based in Cambridge’s Boston office where he focused on manager selection and due diligence of U.S. hedge funds. Mr. McDonald graduated with an MA (Honors) degree in Economic and Social History from the University of St. Andrews in Scotland.
Mr. McDonald is a member of the Investment Committee.
Matthew Bianco, CFA, FRM. Mr. Bianco is a Managing Director at the Adviser and is a member of the Adviser's Investment Committee. Mr. Bianco is head of Risk Management and oversees the firm’s quantitative analysis and portfolio construction functions. Mr. Bianco is also actively involved in strategy selection and other general investment research activities of the firm.  Prior to joining the Adviser, Mr. Bianco was the head of Market Risk Management for WestLB in New York.  He was responsible for the analysis and optimization of risk for all activities in North America, with a focus on structured finance, asset securitization and structured credit products.  Mr. Bianco earned a Bachelor of Engineering degree in Electrical Engineering from Cooper Union, as well as an MS in Computer Engineering from Rutgers University.  Mr. Bianco also received an M.B.A. in banking and financial markets from the NYU Stern School of Business.  He holds the Financial Risk Manager certification from the Global Association of Risk Professionals, and the Chartered Financial Analyst designation from the CFA Institute.
Mr. Bianco is a member of the Investment Committee.
Shakil Riaz.  Mr. Riaz is a Managing Director at the Adviser and is a member of the Adviser's Investment Committee.  Mr. Riaz is actively involved in manager selection and portfolio construction.  Mr. Riaz is also responsible for leading the investment process for the Arden PropPartners funds.  Previously, he was the Chief Investment Officer of J.P. Morgan PropPartners Management Corp (“JPM PP”).  Prior to JPM PP, he was Chief Investment Officer for the Capital Markets Investment Program since 1994, and prior to joining the Investment Bank in New York, Mr. Riaz was General Manager of the predecessor Chemical Bank’s offices in Cairo, Bahrain and Singapore from 1983-1991.  He joined Chemical Bank in 1976 in the International Operations Group, transferring to the Middle East territory of the International Division in 1980.  Mr. Riaz holds a B.S. in Aerospace and Mechanical Engineering from Princeton University, a graduate diploma from the University of Stockholm and a M.B.A. from the Fuqua School of Business at Duke University.
Mr. Riaz is a member of the Investment Committee.
Other Funds and Accounts Managed
The following tables set forth information about funds and accounts other than the Fund and the Master Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2011.

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Fund's Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Paul S. Platkin	9	$290,759,481	7	$928,627,978	3	$144,251,777
Darren S. Wolf	9	$290,759,481	7	$928,627,978	3	$144,251,777

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Fund's Portfolio Manager	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
Paul S. Platkin	2	$36,856,758	3	$85,548,676	1	$95,060,757
Darren S. Wolf	2	$36,856,758	3	$85,548,676	1	$95,060,757

Investment decisions of the Adviser are made with oversight by the Investment Committee.  The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.
Compensation Program
Compensation for the portfolio managers is a combination of a fixed salary and a bonus.  The bonus paid to a portfolio manager for any year may be tied, in part, to the performance of the Fund or the Master Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFR Fund of Funds Composite Index or another index or indices deemed relevant by the senior management of the Adviser.  The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support.  As part of their compensation, the portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser.
Potential Material Conflicts of Interest
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund.  The Adviser's portfolio managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts.  Fees earned by the Adviser may vary among these accounts and the Adviser's portfolio managers may personally invest in these accounts.  These factors could create conflicts of interest because the Adviser's portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund.  A conflict may also exist if the Adviser's portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the Adviser's portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund.  However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser's portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.  (See "Conflicts of Interest.")
Fund Ownership
The following table sets forth the dollar range of Units beneficially owned by the portfolio managers as of March 31, 2011.

Portfolio Manager	Dollar Range
Paul S. Platkin	None
Darren S. Wolf	None

THE ADVISORY AGREEMENTS
The Advisory Agreement was initially approved by the Board of Managers (including all of the Independent Managers) at a meeting held in person on June 6, 2011 and was approved by Members at a meeting of Members held on September 9, 2011.  The Advisory Agreement is terminable without penalty, on 60 days' prior written notice:  by majority vote of the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or by the Adviser.
The Master Fund Advisory Agreement was initially approved by the Master Fund Board (including all of its Independent Managers) at a meeting held in person on June 6, 2011, and was approved by the Master Fund's members at a meeting held on September 27, 2011.  The Master Fund Advisory Agreement is terminable without penalty, on 60 days' prior written notice:  by majority vote of the Master Fund Board; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; or by the Adviser.
The Advisory Agreement and the Master Fund Advisory Agreement may each be continued in effect from year to year after its initial two-year term if its continuance is approved annually by either its respective board of managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the respective fund, provided that in either event the continuance is also approved by a majority of its Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement and the Master Fund Advisory Agreement also provide that each will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.
The Advisory Agreement and the Master Fund Advisory Agreement both provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund or Master Fund, as the case may be, the Adviser, and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund or Master Fund, as applicable, for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund or Master Fund.  The Advisory Agreement and the Master Fund Advisory Agreement also both provide for indemnification, to the fullest extent permitted by law, by the Fund or Master Fund, as applicable, or the Adviser or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense directly arising from such person's performance or non-performance of its duties to the Fund or Master Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations to the Fund or Master Fund.
In considering whether to approve the Advisory Agreement, the Board of Managers reviewed materials from counsel and from the Adviser which included:  (i) information concerning the services to be rendered to the Fund by the Adviser and the Adviser's affiliates and the fees to be paid by the Fund to the Adviser and the Adviser's affiliates; (ii) information concerning the portfolio managers; and (iii) a summary of the legal duties of the Board of Managers under the 1940 Act.  A description of the Board of Managers' considerations in connection with the most recent renewal of the Advisory Agreement will be included in the Fund's semi-annual report to Members for the period ended September 30, 2011.

VOTING
Each Member has the right to cast a number of votes based on the value of the Member's respective capital account at meetings of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast.  Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of any investment advisory agreement entered into by the Fund and certain other matters.  Except for the exercise of their voting privileges, Members are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund or the Master Fund.
Notwithstanding the foregoing, the Fund will seek instructions from Members with regard to voting proxies of the Master Fund and will vote such proxies of the Master Fund only in accordance with such instructions, or will vote its units in the Master Fund in the same proportion and in the same manner as the units of all other members of the Master Fund are voted.  Procedures in this regard will require that, upon receipt of Master Fund proxy materials by the Fund, any such Master Fund proxy materials (including the proxy statement and voting instruction card) will be furnished to all Members to solicit their instructions on how to vote the matter(s).
PROXY VOTING
The Adviser votes proxy proposals, amendments, consents or resolutions (collectively, "proxies"), on behalf of the Master Fund, relating to the Master Fund's investments in Portfolio Funds (and any other Fund investments), in a manner that seeks to serve the best interests of the Fund and the Master Fund.  The Adviser has guidelines addressing how it votes proxies with regard to specific matters.  In general, the Adviser seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Fund and the Master Fund.  Because the Master Fund purchases and holds interests in Portfolio Funds, it is common for the Adviser to receive requests soliciting votes or consent for amendments or resolutions affecting the governance of Portfolio Funds that are not easily classified as proxies in the traditional sense.  As such, the Adviser will treat a request from a Portfolio Fund as a proxy when it involves a request to exercise the Master Fund's voting authority on, without limitation, proposed amendments to a limited partnership agreement, operating agreement or a memorandum and articles of association, as the case may be, or voting in connection with an annual or special meeting of investors, in each case where the Master Fund's vote is counted towards the calculation of whether a quorum or threshold set by the Portfolio Fund has been achieved.  Specific investor rights or elections requested by Portfolio Funds which are not dependent on how other investors vote, such as, without limitation, a choice between acceptance of new terms or an early right of redemption, invitations to invest or transfer to new or changed share classes, or tender offers that are individually exercisable by an investor will not be considered proxies, although they will be exercised in best interest of the Master Fund. In addition, the Adviser may waive the Master Fund's voting rights attributable to the Master Fund's interests in Portfolio Funds.  Information regarding how the Adviser voted any proxies on behalf of the Fund during the most recent twelve-month period ended June 30 will be reported on Form N-PX and will be made available no later than August 31 of each year.  Such information can be obtained: (i) without charge, upon request, by calling (866) 773-7145; and (ii) on the SEC's website at www.sec.gov.
BROKERAGE
Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the Portfolio Fund it manages.  Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On the great majority of foreign stock exchanges, commissions are fixed.  No stated commission is applicable to securities traded in certain over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.
The Adviser expects that each Portfolio Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially in the manner set forth below.  However, no guarantee or assurance can be made that a Portfolio Manager (including a Sub-Manager) will adhere to, and comply with, its stated practices.  The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of its Portfolio Fund, each Portfolio Manager will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities.  As described below, Portfolio Managers may place orders with brokers that provide research services.  Certain Portfolio Managers may comply with the safe harbor under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Safe Harbor"), with respect to the receipt of such services.  However, subject to appropriate disclosure, Portfolio Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or benefits that accrue to the Portfolio Manager rather than its Portfolio Fund which are not covered by the Safe Harbor.  The Adviser considers the broker selection process employed by a Portfolio Manager in determining whether to invest in its Portfolio Fund.  Each Portfolio Manager generally will seek reasonably competitive commission rates.  However, Portfolio Managers will not necessarily pay the lowest commission available on each transaction.
Consistent with the principle of seeking best execution, a Portfolio Manager may place brokerage orders with brokers (including affiliates of the Adviser) that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  The expenses of a Portfolio Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than a Portfolio Fund.  In addition, not all of the supplemental information is used by Portfolio Managers in connection with Portfolio Funds in which the Fund invests.  Conversely, the information provided to Portfolio Managers by brokers and dealers through which other clients of the Portfolio Managers effect securities transactions may be useful to the Portfolio Managers in providing services to Portfolio Funds in which the Fund invests.

ADMINISTRATOR
Pursuant to an administration agreement (the "Administration Agreement"), SEI Investments Global Funds Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and subject to approval by the Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund.  The Administrator may delegate certain of its administrative functions.  In consideration for these services, the Fund pays the Administrator its pro rata portion (based on its net assets) of an annual fee (paid monthly) of up to 0.08% of the aggregate net assets of the Fund and the other funds in the Fund Complex (the "Complex Assets"), which fee declines to the extent that the Complex Assets exceed $100 million.  The Fund's pro rata portion of this fee is subject to an annual minimum fee of $15,000.  The Administrator also serves as the transfer agent for the Units.
Pursuant to the Administration Agreement, the Administrator provides or arranges for the provision of similar administrative services to the Master Fund.  In consideration for these services, the Master Fund pays the Administrator its pro rata portion (based on its net assets) of an annual fee (paid monthly) of up to 0.08% of the Complex Assets, which fee declines to the extent that the Complex Assets exceed $100 million.  The Master Fund's pro rata portion of this fee is subject to an annual minimum fee of $75,000.
CUSTODIAN AND ESCROW AGENT
SEI Private Trust Company (the "Custodian") serves as the custodian of the assets of the Fund and the Master Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers or the Master Fund Board, as applicable, in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder.  Assets of the Fund and the Master Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account.  The Custodian's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania  19456.
SEI Investments Global Fund Services serves as Escrow Agent with respect to monies received from prospective investors in advance of dates when Units may be purchased and monies may be transmitted to the Fund. The Escrow Agent's principal business address is One Freedom Valley Drive, Oaks, PA 19456.
FEES AND EXPENSES
The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Fund and the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers.
The Fund bears all of its own expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses, other than those borne by the Adviser pursuant to the Advisory Agreement and the Master Fund Advisory Agreement, and the Distributor pursuant to the Distribution Agreement and the Member Services Agreement, including, but not limited to:  all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Master Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund and the Master Fund; audit and tax preparation fees and expenses of the Fund; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund Management Fee; fees and travel-related expenses of members of the Board of Managers and the Master Fund Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds.  Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages.  The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.  If the Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable or allocable to the Portfolio Manager.  In such cases, the fees or allocations may differ from, and could be higher than, those described above.  Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board of Managers and Members.
The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) accrued on or after October 1, 2011, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.15% per annum of the Fund's average monthly net assets (the "Expense Limitation").  In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation ("Excess Operating Expenses") for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts, except that the Adviser will not be reimbursed any Excess Operating Expenses so long as the Fund has any outstanding unreimbursed excess operating expenses owed to Robeco under the Fund's expense limitation agreement with Robeco (which covers expenses accrued by the Fund prior to October 1, 2011).  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed.  The Expense Limitation Agreement will remain in effect until terminated by the Fund.  None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.
The Adviser, the Distributor and their affiliates may, out of their own resources (not payable by the Fund), pay a small portion of their revenues to Selling Agents or Member Service Providers (both as defined below) as additional compensation for marketing, selling or servicing the Fund, not to exceed, in the aggregate, 1% of the total proceeds to be received by the Fund in respect of sales of Units registered pursuant to this offering.
CAPITAL ACCOUNTS AND ALLOCATIONS
Capital Accounts
The Fund maintains a separate capital account for each Member which has an opening balance equal to the Member's initial contribution to the capital of the Fund.  Each Member's capital account is increased by the amount of contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below.  Similarly, each Member's capital account is reduced by the sum of the amount of any repurchase by the Fund of the Units, or any portion of them, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.
Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period.  A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of the following:  (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date on which any contribution to the capital of the Fund is made; (iv) any day as of which the Fund repurchases any Units of any Member; or (v) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.  An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.
Allocation of Net Profits and Net Losses
Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited from the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' respective investment percentages for the fiscal period.  These credits or debits to a Member's capital account are in turn reflected in changes in the value of the Member's Units.  Net profits or net losses are measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Fund of Units, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.  Each Member's investment percentage will be determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.
Allocation of Special Items – Certain Withholding Taxes and Other Expenditures
Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Member will be debited from the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes.  If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Units is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.  The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member.
Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments.  These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.
Reserves
Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund.  Reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate.  The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those investors who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.
NET ASSET VALUATION
The Fund sells Units at their offering price, which is equal to the "net asset value" per Unit.  The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Unit equals the net asset value of the Fund divided by the number of then issued and outstanding Units.  Substantially all of the net asset value of the Fund is based on the net asset value of its units in the Master Fund.  The net asset value of the Master Fund is based primarily on the fair value of its interests in Portfolio Funds.  The Master Fund Board has delegated various responsibilities regarding Portfolio Fund valuation procedures to the Adviser.  The Adviser's action in this regard remain subject to the oversight of the boards of managers of the Fund and the Master Fund.
In accordance with these policies, investments in Portfolio Funds are valued at their "fair values."  Ordinarily, this will be the values determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds' valuation policies and as reported by the Portfolio Managers.  As a general matter, the fair value of the Master Fund's interest in a Portfolio Fund will represent the amount that the Master Fund could reasonably expect to receive from the Portfolio Fund if the Master Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable.  Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts).  In the unlikely event that a Portfolio Fund does not report a value to the Master Fund on a timely basis, the Master Fund would determine the fair value of its interest in that Portfolio Fund based on all relevant circumstances which may include the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Master Fund values its assets.  The Master Fund Board has determined that any values of interests in Portfolio Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.
Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund and the Master Fund for valuing their own investments.  Furthermore, prior to the Master Fund investing in a Portfolio Fund, the Adviser will seek confirmation from the Portfolio Manager that, in the event that the Portfolio Manager allocates Portfolio Fund assets to a special investment account or side pocket that:  (i) the estimated monthly valuations as provided to the Master Fund are reflective of the most recently computed fair value of the special investment account or side pocket by the Portfolio Manager (which is expected to be based on the audited year-end valuations of the Portfolio Fund); and (ii) the Portfolio Manager computes the fair value of the special investment account or side pocket at least on an annual basis.  In a situation where a Portfolio Manager allocates a Portfolio Fund's assets to special investment accounts or side pockets, the current fair value of the Master Fund's interest in that Portfolio Fund may not be accurately reflected in the Master Fund's and thus, the Fund's net asset value.  This is because the Portfolio Manager's most recent computation of the fair value of the special investment account or side pocket may have last occurred a significant amount of time (i.e., as much as eleven months or longer) before the current monthly computation of the Fund's and the Master Fund's net asset value.  As a result, for any given month, the stated net asset value of the Master Fund and thus, the Fund, may, under certain circumstances, be higher or lower than the value that would otherwise have been utilized had the Portfolio Manager determined and reported the fair value of any side pocket as of the end of the most recent calendar month.  Although the procedures approved by the Board of Managers and the Master Fund Board provide that the Adviser will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, the Adviser will not be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).
The Fund's and the Master Fund's valuation procedures adopted by their respective boards require the Adviser to consider all relevant information available at the time the Fund and the Master Fund value their respective assets.  The Adviser or, in certain cases, the Board of Managers and the Master Fund Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund's and the Master Fund's interests in a Portfolio Fund.  Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption.  Following procedures adopted by the Board of Managers and the Master Fund Board, the Adviser could value the Fund's investment in a Portfolio Fund at the Portfolio Fund's net asset value as reported at the time of valuation, or, if appropriate and in light of the relevant circumstances, adjust such value to reflect a premium or discount to net asset value.  Any such decision must be made in good faith, and subject to the review and supervision of the Board of Managers and the Master Fund Board.
The Portfolio Funds provide estimated net asset value determinations to the Master Fund on a monthly basis, generally within one or two weeks following the end of the month.  The Adviser attempts to confirm the accuracy of each Portfolio Fund's monthly valuation using various means, including: discussing monthly with Portfolio Managers their Portfolio Funds' values; reviewing Portfolio Fund portfolio positions, when available; and analyzing audited financial statements of Portfolio Funds.  Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Master Fund could result in an adjustment to the fair value given by the Fund and the Master Fund to their investment in a Portfolio Fund or a decision by the Adviser to liquidate the Fund's and the Master Fund's investment in a Portfolio Fund.  The valuations reported by the Portfolio Managers, upon which the Fund and the Master Fund calculate their net asset value, may be subject to later adjustment, based on information reasonably available at that time.  For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits.  Other adjustments may occur from time to time.
To the extent the Fund or the Master Fund invests its assets through Portfolio Accounts, and to the extent the Fund or the Master Fund invests in money market instruments, the Fund and the Master Fund will value portfolio securities (other than interests in Portfolio Funds) as follows:
Securities listed on the Nasdaq National Market System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP") (which, as of June 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ's best offer price if the last trade price is below such bid and down to NASDAQ's best offer price if the last trade is above such offer price).  If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the net asset value of the Fund and the Master Fund.  If no sale is shown on NASDAQ, the bid price will be used.  If no sale is shown and no bid price is available, the price will be deemed "stale" and the value will be determined in accordance with the fair valuation procedures set forth herein.  U.S. exchange traded securities, other than NASDAQ securities, are valued at their last composite sale prices as reported on the exchanges where such securities are traded.  If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges.  Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange.  Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported.  Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities.  If market quotations are not readily available, securities and other assets, will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers and the Master Fund Board.
Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units.  The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Master Fund Board.  Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board of Managers and the Master Fund Board to represent fair value.
All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service.  Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S.  Foreign exchange rates also are determined before such close.  On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value is determined.  When such significant events materially affect the values of securities held by the Master Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board of Manager and the Master Fund Board.
Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Master Fund's and thus, the Fund's net assets, which, in turn, would affect amounts paid on repurchases of Units and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.
CONFLICTS OF INTEREST
General
The Advisory Agreement and the Master Fund Advisory Agreement do not require the Adviser or its affiliates (together with their members, officers and employees, including those involved in the investment activities and business operations of the Fund and the Master Fund) to devote all or any specified portion of their time to managing the Fund's or the Master Fund's affairs, but only to devote so much of their time to the Fund's and the Master Fund's affairs as they reasonably believe necessary in good faith.  The Advisory Agreement and the Master Fund Advisory Agreement do not prohibit the Adviser or its affiliates from engaging in any other existing or future business, and the Adviser or its affiliates may provide investment management services to other clients or family members of the portfolio managers.  In addition, the portfolio managers and affiliates of the Adviser may invest for their own accounts in various investment opportunities, including in hedge funds.  A determination may be made that an investment opportunity in a particular investment fund is appropriate for a portfolio manager or an affiliate of the Adviser, but not for the Fund or the Master Fund.  This determination will be made by the Adviser's investment committee, consistent with the Adviser's allocation policy (which requires the Adviser to allocate opportunities on a fair and equitable basis).
Brokerage firms affiliated with the Portfolio Managers may execute securities transactions on behalf of the Fund consistent with the provisions of the 1940 Act and, with respect to the Portfolio Funds in which the Fund invests, consistent with best execution.
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund.  The Adviser's portfolio managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts.  Fees earned by the Adviser may vary among these accounts and the Adviser's portfolio managers may personally invest in these accounts.  These factors could create conflicts of interest because the Adviser's portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund.  A conflict may also exist if the Adviser's portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the Adviser's portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund.  However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser's portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.
The Adviser is also the investment manager for other investment vehicles (collectively with the Other Vehicles, the "Related Accounts").  The Related Accounts may invest in the same Portfolio Funds as the Fund and the Master Fund.  As a result, the Related Accounts may compete with the Fund and the Master Fund for appropriate investment opportunities.  As a general matter, the Adviser will consider participation by the Fund and the Master Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Related Accounts.  The Adviser will evaluate for the Fund, the Master Fund and the Related Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund, the Master Fund or the Related Accounts at a particular time.  Because these considerations may differ for the Fund, the Master Fund and the Related Accounts in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and the Master Fund and each of the Related Accounts will differ.  The Adviser will, however, attempt to allocate these investment opportunities in an equitable manner.
The Fund and the Master Fund, absent SEC exemptive relief, may be precluded from investing any assets in certain Portfolio Funds where an account managed by the Adviser is already invested (or seeks to invest) to the extent that the Fund is considered a "joint participant" (within the meaning of Section 17(d) of the 1940 Act or Rule 17d-1 thereunder) with an account managed by the Adviser.  Additionally, in the event the Master Fund retains Portfolio Managers as Sub-Managers, there is also the potential for prohibited affiliated transactions to exist.  For example, the Master Fund or a Sub-Manager (or its affiliate), absent SEC exemptive relief, may be precluded from investing any assets in certain hedge funds when accounts managed by a Sub-Manager are already invested in those hedge funds.
Other present and future activities of the Adviser, the portfolio managers, the Administrator and/or their affiliates may give rise to additional conflicts of interest.  In the event that a conflict of interest arises, the Managers will attempt to resolve such conflicts in a fair and equitable manner.
Portfolio Managers
Any Portfolio Manager that is also a Sub-Manager will likely follow practices substantially similar to those described below.  Although it is anticipated that Portfolio Managers that are not also Sub-Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that a Portfolio Manager (including a Sub-Manager) will adhere to, and comply with, its stated practices.  For purposes of this section only, the term "Portfolio Manager" will apply to both a "Portfolio Manager" and a "Sub-Manager."
Participation in Investment Opportunities.  The Adviser anticipates that each Portfolio Manager will consider participation by the relevant Portfolio Fund in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for its Portfolio Accounts that pursue similar investment programs.  There may be circumstances, however, under which a Portfolio Manager will cause its Portfolio Account to commit a larger percentage of its respective assets to an investment opportunity than to which the Portfolio Manager will commit the relevant Portfolio Fund's assets.  There also may be circumstances under which a Portfolio Manager will consider participation by its Portfolio Account in investment opportunities in which the Portfolio Manager does not intend to invest on behalf of the relevant Portfolio Fund, or vice versa.
Each Portfolio Manager is expected to evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Portfolio Fund and Portfolio Account at a particular time.  These factors may include the following:  (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account; however, particular Portfolio Managers may consider other factors.  Because the relevant considerations may differ for a Portfolio Fund and a relevant Portfolio Account in the context of any particular investment opportunity, the investment activities of a Portfolio Fund, on the one hand, and a Portfolio Account, on the other, may differ considerably from time to time.  In addition, the fees and expenses of the Portfolio Funds will differ from those of the Portfolio Accounts.  Accordingly, prospective Members should note that the future performance of a Portfolio Manager's Portfolio Fund and its Portfolio Account will vary.
When a Portfolio Manager determines that it would be appropriate for its Portfolio Fund and one or more of its Portfolio Accounts to participate in an investment opportunity at the same time, it will likely attempt to aggregate, place and allocate orders on a basis that the Portfolio Manager believes to be fair and equitable, consistent with its responsibilities under applicable law.  Decisions in this regard are necessarily subjective and there is no requirement that any Portfolio Fund participate, or participate to the same extent as a Portfolio Account, in all trades.  Although no assurances can be made, no participating entity or account will likely receive preferential treatment over any other and each Portfolio Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.
Situations may occur, however, where a Portfolio Fund could be disadvantaged because of the investment activities conducted by the Portfolio Manager for a Portfolio Account.  Such situations may be based on, among other things, the following:  (i) legal restrictions on the combined size of positions that may be taken for the Portfolio Fund, and the Portfolio Accounts, thereby limiting the size of the Portfolio Fund's position; (ii) the difficulty of liquidating an investment for the Portfolio Fund and the Portfolio Accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.
Each Portfolio Manager and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or a Portfolio Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Portfolio Manager that are the same, different or made at a different time than positions taken for the Master Fund.
Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to hedge funds and other entities or accounts managed by the Adviser and its affiliates.  In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide either:  (i) to one or more Portfolio Accounts; or (ii) to the Master Fund.
Other Matters.  Except as may be permitted by applicable law, a Portfolio Manager and its affiliates are not expected to buy securities or other property from, or sell securities or other property to, the Portfolio Fund it manages.  In this regard, a Portfolio Fund may effect certain principal transactions in securities with one or more Portfolio Accounts, subject to certain conditions.  Such transactions would be made in circumstances where the Portfolio Manager has determined it would be appropriate for the Portfolio Fund to purchase and a Portfolio Account to sell, or the Portfolio Fund to sell and a Portfolio Account to purchase, the same security or instrument on the same day.  Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.
CODE OF ETHICS
The Adviser and its affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Master Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by the Adviser and its affiliates (including personnel of the Adviser) that are the same, different or made at a different time than positions taken for the Master Fund.  In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund and the Master Fund have adopted a code of ethics and furthermore the Adviser has adopted a code of ethics (collectively with the Fund's and the Master Fund's code of ethics, the "Codes of Ethics") in compliance with Rule 17j-1 under the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions.  The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.  The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C.  20549-0102.
Future investment activities of the Adviser and its affiliates and their principals, managers, partners, directors, officers or employees may give rise to additional conflicts of interest.

PURCHASES OF UNITS
Purchase Terms
Units may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Units more or less frequently as determined by the Board of Managers.  In order to purchase Units, an investor must submit a completed investor certification to the Administrator generally five calendar days before the investor's proposed purchase.  Cleared funds must be available in the investor's account no later than five calendar days before the investor's proposed purchase, or such other date as the Fund may determine in its sole discretion and communicate to the investor (the "Funding Deadline").  If an investor's certification is accepted by the Administrator prior to the Funding Deadline, monies representing the capital contribution will be debited from the investor's account by the Selling Agent (as defined below) servicing the investor's account and deposited by the Administrator in a non-interest bearing escrow account held by the Fund pending the deposit of such monies with the Fund.  At the close of business on the Funding Deadline, the Fund will withdraw the monies representing the capital contribution from the escrow account or the Selling Agent servicing the investor's account will remit such monies representing the capital contribution from the investor's account, as applicable, and deposit such monies with the Fund.  The Fund will then issue the requisite number of Units to the investor on the purchase date.  All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase.  The Board of Managers reserves the right to reject any purchase for Units and the Board of Managers may, in its sole discretion, suspend purchases of Units at any time.
An investor purchases Units in the Fund.  The Units represent a capital account maintained on the investor's behalf that reflects the purchaser's pro rata share of the Fund's capital.  An investor's capital account is used to facilitate tax reporting to the investor.  Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Fund in that amount.  Generally, the minimum initial investment in the Fund from each investor is $50,000, and the minimum additional investment in the Fund is $25,000.  The minimum initial investment for employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, the Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000 and subsequent investments must be at least $10,000.  The minimum initial and minimum additional investment requirements may be reduced or increased by the Board of Managers.  Under certain circumstances, the minimum investment amounts may be waived, subject to the approval of the Fund.  An investor's purchase of Units is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Units in a tender offering.  (See "Redemptions, Repurchases of Units and Transfers" below.)  (See "Purchases of Units —Distribution.")
Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Fund by any Member will be payable in cash.  Initial and any additional contributions to the capital of the Fund will be payable in one installment.  Although the Fund may accept contributions of securities in the sole discretion of the Board of Managers, the Fund has no present intention of accepting contributions of securities.  If the Fund were to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets.  (See "Capital Accounts and Allocations — Net Asset Valuation.")
Each new Member must agree to be bound by all of the terms of the Amended and Restated Limited Liability Company Agreement of the Fund (the "Company Agreement").  Each potential investor must also represent and warrant in an investor certification, among other things, that the investor is purchasing Units for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Units.
Eligible Investors
Units are being offered only to investors that are "Eligible Investors."  Currently, Eligible Investors include tax-exempt U.S. investors and non-U.S. persons: (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a Member Services Provider or Selling Agent; (ii) who are clients of investment advisers or financial planners that participate in programs operated by Member Services Providers or Selling Agents through which Units in the Fund are offered; or (iii) who are other customers or clients of Member Services Providers or Selling Agents or their affiliates, as authorized by the Distributor, in consultation with the Member Services Provider or Selling Agent.
In addition, Eligible Investors must represent that (A) (i) if a natural person (including participants in individual retirement accounts), they have (a) an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor's primary residence and any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units, and including any indebtedness that is secured by the investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units), or (b) an income (exclusive of any income attributable to their spouse) in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of the two most recent years, and have a reasonable expectation of reaching the same income level in the current year; or (ii) if an entity, including a corporation, foundation, endowment, partnership, or limited liability company, they have total assets in excess of $5 million and they were not formed for the specific purpose of acquiring the securities offered (or each equity owner is a person who has an individual income (exclusive of any income attributable to a spouse) in excess of $200,000 in each of the two most recent years, or joint income with a spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor's primary residence and any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units, and including any indebtedness that is secured by the investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units)) or (iii) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered and the purchase is directed by a sophisticated person (as used in the foregoing sentence, a "sophisticated person" is one who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment), or a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in a fiduciary capacity and subscribing for the purchase of the securities being offered on behalf of a trust account or accounts, or a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are eligible investors as described in (i); or (B) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered.
Before an investor may invest in the Fund, a Selling Agent will require the investor to certify that it meets applicable investor qualification requirements and that it will not transfer its Units except in the limited circumstances permitted under the Company Agreement.  (A form of certification that each investor will be asked to sign is contained in Appendix B of this Prospectus.)  If an investor's executed and completed certification is not received on or before the date Units are to be issued, the investor's order will not be accepted.  The Fund is not obligated to sell through brokers, dealers or other financial institutions, any Units that have not been placed with Eligible Investors that meet all applicable requirements to invest in the Fund.  The Fund reserves the right to reject any order for the purchase of Units and may, in its sole discretion, suspend the offering of Units at any time.
Distribution and Member Services
The Fund has entered into a distribution agreement (the "Distribution Agreement") with Arden Securities LLC ("Arden Securities"), whose principal business address is Three Canal Plaza, Suite 100, Portland, Maine 04101, to act as the distributor for the sale of Units (the "Distributor").  Arden Securities serves as the Distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers (the "Selling Agents") to assist in the distribution of Units.  Arden Securities is not affiliated with the Adviser, the Administrator or any of their respective affiliates. Arden Securities is owned by Foreside Distributors, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC.
The Fund has also entered into a Member Services Agreement with the Distributor (the "Member Services Agreement") to arrange for the provision of ongoing Member and account maintenance services.  Under the terms of the Member Services Agreement, the Distributor is authorized to retain broker-dealers or others (which may include the Adviser or its affiliates) ("Member Service Providers") to provide ongoing Member and account maintenance services to the Members of the Fund.  These services include, but are not limited to, handling Member inquiries regarding the Fund (for example, responding to questions concerning their investment in the Fund and reports and tax information provided by the Fund); assisting in the enhancement of communications between Members and the Fund; notifying the Fund of any changes to Member information, such as changes of address; and providing such other information and Member services as the Fund (or the Distributor) may reasonably request.
Pursuant to agreements between the Adviser and the Distributor, the Adviser will pay the Distributor certain fees for providing distribution services to the Fund, including registration of certain Adviser employees as registered representatives of the Distributor.  Such fees will not exceed, in the aggregate, 1.0% of the total proceeds to be received by the Fund in respect of sales of Units registered pursuant to this offering.  Other than these fees, no fee, payment or other remuneration is payable to Arden Securities or any FINRA member from any source under this offering.

REDEMPTIONS, REPURCHASES OF
UNITS AND TRANSFERS
No Right of Redemption
No Member or other person holding Units acquired from a Member will have the right to require the Fund to redeem those Units.  There is no public market for Units, and none is expected to develop.  Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.  An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Units.
Repurchases of Units
The Fund from time to time will offer to repurchase outstanding Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as may be determined by the Board of Managers, in its sole discretion.
In determining whether the Fund should offer to repurchase Units from Members, the Board of Managers will consider various factors, including the recommendations of the Adviser.  The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter.  The Board of Managers will also consider the following factors, among others, in making this determination:
•	whether any Members have requested the Fund to repurchase their Units;

•	the liquidity of the Master Fund's assets;

•	the investment plans and working capital requirements of the Fund and the Master Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Units;

•	the economic condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Units.

The Fund will repurchase Units from Members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Fund and to all Members.  The value of a Member's Units that are being repurchased is equal to the value of the Member's capital account (or the portion thereof being repurchased) as of the close of business of any fiscal period, after giving effect to all allocations that are made as of such date.  When the Board of Managers determines that the Fund shall repurchase Units, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.  Members who are deciding whether to tender Units during the period that a repurchase offer is open may ascertain the net asset value of their Units by contacting the Adviser during the period.  However, because the Fund expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Members may not be able to obtain current information regarding the value of Units when making their decision as to whether to tender Units for repurchase.
The Company Agreement provides that the Fund shall be dissolved if the Units of any Member that has submitted a written request for the repurchase of its Units by the Fund, in accordance with the terms of the Company Agreement, is not repurchased by the Fund within a period of two years following the date of the request; provided, however, that dissolution shall not be required if the Fund is unable to repurchase a Member's Units as a result of regulatory restrictions that prevent the Fund from fulfilling a repurchase request.
Repurchases of Units from Members by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind.  However, the Fund does not expect to distribute securities in-kind except in the unlikely event that the Fund does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Units for repurchase.  Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Units from Members.  Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Company Agreement), which will be distributed to all tendering Members on a pari passu basis.  Except as described above, the Fund does not impose any charges in connection with repurchases of Units.

The Fund's ability to conduct a repurchase offer will also be dependent upon the Master Fund's ability to conduct a repurchase offer that would provide the Fund with the liquidity necessary, and within the timeframe needed, to carry out the Fund's repurchase offer.  Like the Fund, the Master Fund's ability to conduct a repurchase offer will be subject to the discretion of the Master Fund Board based on considerations substantially identical to those considered by the Board of Managers and which are described above.  It is currently expected that the Adviser will recommend to the Master Fund Board that the Master Fund offer to repurchase units from its members four times each year, as of the last day of each calendar quarter.
Due to liquidity restraints associated with the Fund's investments in the Master Fund, which in turn is restricted as to its ability to withdraw from Portfolio Funds and the fact that the Master Fund may have to effect withdrawals from those funds to pay for Units being repurchased, the Adviser expects that, under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of a date generally between 65 days and 95 days after the date by which Members must submit a repurchase request.
Repurchase Procedures
The amount that a Member may expect to receive on the repurchase of the Member's Units will be the value of the Member's capital account (or portion thereof being repurchased) determined as of the effective date on which Units will be repurchased (the "Valuation Date") and based on the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's capital account.  Currently, it is anticipated that the Valuation Date will generally be between 65 days and 95 days after the date by which Members must submit a repurchase request.  However, promptly after the expiration of a repurchase offer, Members whose Units are accepted for repurchase will each be given a non-interest bearing promissory note by the Fund representing the Fund's obligation to pay a cash amount equal to the value of the repurchased Units as of the Valuation Date.  The note will entitle the repurchasing Member to receive an initial cash payment equal to 90% of the value of the repurchased Units.  Consistent with the terms of the note, this initial cash payment on the note is typically paid within 30 days from the Valuation Date.  The final cash payment on the promissory note, representing the remaining 10% of the value of the repurchased Units, will be made following the completion of the audit of the financial statements as of the end of the fiscal year in which the Valuation Date occurred.  This final cash payment effectively functions as an "audit holdback" such that following the completion of the audit, if the Fund's net asset value as of the Valuation Date has not been adjusted, the repurchasing Members would simply receive a final cash payment equal to 10% of the value of the repurchased Units as of the Valuation Date.  In the event the completion of the audit results in an upward adjustment to the Fund's net asset value as of the Valuation Date, the repurchasing Members will receive a payment equal to 10% of the repurchased Units as of the Valuation Date.  However, if this upward adjustment represents a change of more than half of one percent from the valuation used to determine the amount of the initial cash payment on the note, then each repurchasing Member will receive a payment equal to the difference between (i) 100% of the value of the repurchased Units using the adjusted valuation and (ii) the amount of the initial cash payment received by the Member.  In the event the completion of the audit results in a downward adjustment to the Fund's net asset value as of the Valuation Date, each repurchasing Member will receive a payment equal to the difference between (i) 100% of the value of the repurchased Units using the adjusted valuation and (ii) the amount of the initial cash payment received by the Member.
Under the foregoing procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of the Units as of a date proximate to the Valuation Date.  In addition, there will be a substantial period of time between the date as of which Members must tender Units and the date they can expect to receive final cash payment for their repurchased Units.  Additionally, payments for repurchased Units may be further delayed under circumstances where the Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced significant delays in receiving payments from the Portfolio Funds.
If a repurchase offer is oversubscribed by Members who tender Units for repurchase, the Fund will repurchase only a pro rata portion of the Units tendered by each Member.
Repurchases of Units by the Fund are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Units as described above may be amended by the Fund in order to comply with any regulatory requirements applicable to such repurchase procedures.
The Fund may cancel an offer to repurchase Units (an "Offer"), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if:  (a) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase Units tendered pursuant to the Offer; (b) there is, in the judgment of the Board of Managers any:  (i) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund; (ii) declaration of a banking moratorium by

Federal or state authorities or any suspension of payment by banks in the United States or the States of New York or Pennsylvania that is material to the Fund; (iii) limitation imposed by Federal or state authorities on the extension of credit by lending institutions; (iv) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (v) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund; (vi) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer; or (vii) other event or condition that would have a material adverse effect on the Fund or its investors if Units tendered pursuant to the Offer were purchased; or (c) the Board of Managers determines that it is not in the best interest of the Fund to purchase Units pursuant to the Offer.  However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.
The Fund is permitted to borrow money to meet repurchase requests.  Borrowing by the Fund involves certain risks for Members.  (See "Investment Practices and Related Risk Factors — Leverage.")
Mandatory Redemption by the Fund
The Company Agreement provides that the Fund may redeem the Units of a Member or any person acquiring Units from or through a Member under certain circumstances, including if:  ownership of the Units by the Member or other person will cause the Fund or the Adviser to be in violation of certain laws or any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true.
Transfers of Units
Except as otherwise described below, no person shall become a substituted Member without the consent of the Board of Managers, or the Adviser, which consent may be withheld for any reason in its sole discretion.  Units held by Members may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member; or (ii) with the consent of the Board of Managers (which may be withheld in its sole discretion).  Under certain circumstances, the Board of Managers has delegated to the Adviser authority to consent to transfers of Units.  The Board of Managers has also delegated to the Adviser authority to admit Members.  The Board of Managers, or the Adviser, generally will not consent to a transfer unless the following conditions are met:  (i)  the proposed transfer is to be made on the last day of a fiscal quarter; and (ii) the transfer is (x) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member, (y) to members of the transferring Member's immediate family (e.g., brothers, sisters, spouse, parents and children), or (z) a distribution from a qualified retirement plan or an individual retirement account, unless the Fund consults with counsel to the Fund and such counsel confirms that the transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation.  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board of Managers, or the Adviser, that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability and must be accompanied by a properly completed investor certification.  The Board of Managers, or the Adviser, may not consent to a transfer of Units by a Member unless such transfer is to a single transferee or after the transfer of a portion of the Units, the balance of the capital account of each of the transferee and transferor is not less than $50,000.  A Member who transfers Units may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.
Any transferee that acquires Units in the Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Units so acquired, to transfer the Units in accordance with the terms of the Company Agreement and to tender the Units for repurchase by the Fund, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement.  If a Member transfers Units with the approval of the Board of Managers, or the Adviser, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Fund as a Member.
By purchasing Units, each Member agrees to indemnify and hold harmless the Fund, the Board of Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

TAX ASPECTS
The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member.  The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal tax purposes.
This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change.  This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund.  This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws.
EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER TO FULLY UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.
In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.  Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Units.
Classification of the Fund
The Fund has received an opinion of Schulte Roth & Zabel LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board of Managers, the Fund is classified as a partnership for Federal tax purposes and not as an association taxable as a corporation.
Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal tax purposes.  A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof).  Units will not be traded on an established securities market.  Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof).  The Fund may not be eligible for any of those safe harbors.  In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.
The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof).  Rather, in this event the partnership's status is examined under a general facts and circumstances test.  Schulte Roth & Zabel LLP also has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board of Managers, the Units will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.
Neither of the opinions of counsel described above, however, is binding on the Service or the courts.  If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.
Tax Treatment of the Master Fund
In General.  The Master Fund has elected to be classified as an association taxable as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" under Subchapter M of the Code (a "RIC").  In each year that the Master Fund so qualifies, it will pay no

Federal income tax on the earnings or capital gains it distributes to its members (including the Fund).  The Adviser will be responsible for reviewing, analyzing and interpreting the format and content of the compliance reports, and will be responsible for assessing whether the Master Fund is in compliance with applicable requirements under Subchapter M of the Code.
UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF MASTER FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE MASTER FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE MASTER FUND AS A RESULT OF ITS BEING A DIRECT OR INDIRECT INVESTOR IN A PORTFOLIO FUND OR PORTFOLIO ACCOUNT THAT IS TREATED AS A PARTNERSHIP FOR FEDERAL INCOME TAX PURPOSES (A "PORTFOLIO PARTNERSHIP").
Qualification as a RIC.  As a RIC, the Master Fund is not expected to be subject to Federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to its members (including the Fund).  That qualification enables the Master Fund to "pass through" its distributed income and net capital gains to its members without the Master Fund having to pay tax on them.  The Code contains a number of complex tests relating to qualification that the Master Fund might not meet in a particular year.  If the Master Fund does not qualify as a RIC during any period, it may be treated for Federal income tax purposes as an ordinary corporation and may receive no tax deduction for payments made to its members during that period.
To qualify as a RIC, the Master Fund must distribute at least 90% of its investment company taxable income and net tax-exempt income for the taxable year, whether or not such income relates to transactions that have resulted in the Master Fund receiving cash; as a result, the Master Fund may be required to borrow money or dispose of securities to be able to make its required distributions.  The Master Fund must also satisfy certain other requirements of the Code, some of which are described below.  Distributions by the Master Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will, therefore, count toward satisfaction of the above-mentioned requirement.
The Master Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may designate the retained amount as  undistributed  capital  gains in a notice to its members,  who will be  treated as if each received a distribution of its pro rata share of such gain, with the result that each member will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Master Fund on the gain and (iii) increase the tax basis for its units in the Master Fund by an amount equal to the deemed distribution less the tax credit. If the member required to include an amount of undistributed capital gains in gross income is a partnership (such as the Fund), such amount shall be included in the gross income of the partnership for the taxable year of the partnership in which falls the last day of the taxable year of the Master Fund, and each Member would generally account for its distributive share thereof as if it had invested directly in the Master Fund.
To qualify as a RIC, the Master Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the Master Fund's principal business of investing in stock or securities) or net income derived from an interest in a "qualified publicly traded partnership" (as defined in the Code).
In addition to satisfying the requirements described above, the Master Fund must satisfy an asset diversification test in order to qualify as a RIC.  Under that test, at the close of each quarter of the Master Fund's taxable year, at least 50% of the value of the Master Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of "other issuers." As to each of those "other issuers," the Master Fund must not have invested more than 5% of the value of the Master Fund's total assets in securities of each such issuer and the Master Fund must not hold more than 10% of the outstanding voting securities of each such issuer.  In addition, no more than 25% of the value of the Master Fund's total assets may be invested in (i) the securities of any one issuer (other than U.S. Government securities and securities of other RICs), (ii) in two or more issuers which the Master Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships.  For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Satisfaction of the various tests that must be met to maintain the Master Fund's tax status as a RIC requires significant support from the underlying Portfolio Funds and/or Portfolio Accounts.  In addition, as a related matter, the Master Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from the underlying Portfolio Funds.  The risks of not receiving accurate information from the Portfolio Funds include failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income.
Based on the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.
Excise Tax on RICs.  Under the Code, by December 31 of each year, the Master Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income earned from January 1 through December 31 of that year, (2) 98.2% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gains for previous years that were not distributed during those years.  If it does not, the Master Fund must pay a non-deductible 4% excise tax on the amounts not distributed.  It is presently anticipated that the Master Fund will meet those requirements.  To meet these requirements, the Master Fund might, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions.  However, the Master Fund Board and the Adviser might determine in a particular year that it would be in the best interests of members of the Master Fund for the Master Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts.  That would reduce the amount of income or capital gains available for distribution to members of the Master Fund.
Failure to Qualify as a RIC.  If, in any taxable year, the Master Fund fails to qualify as a RIC under the Code, the Master Fund will (assuming the remedies previously discussed are not exercised or applicable) be taxed in the same manner as an ordinary corporation and distributions to its members will not be deductible by the Master Fund in computing its taxable income.  In addition, in the event of a failure to qualify as a RIC, the Master Fund's distributions, to the extent derived from the Master Fund's current or accumulated earnings and profits, will (assuming the remedies previously discussed are not exercised) constitute dividends.
Passive Foreign Investment Companies.  If the Master Fund purchases shares in passive foreign investment companies ("PFICs") (which include offshore investment funds that are treated as corporations for U.S. federal tax purposes), the Master Fund may be subject to Federal income tax on a portion of any "excess distribution" or gain from the pledge or disposition of such shares even if such income is distributed as a dividend by the Master Fund to its members.  Additional charges in the nature of interest may be imposed on the Master Fund in respect of deferred taxes arising from such distributions or gains.  If the Master Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), the Master Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Master Fund.  The Master Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.  Alternatively, the Master Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC.  In this case, the Master Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent the loss did not exceed prior increases in income.  Under either election, the Master Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).
To facilitate investments that the Adviser believes to be attractive in a manner consistent with RIC qualification requirements, the Master Fund might, in certain situations, invest in PFICs.  For similar reasons, the Master Fund also may make investments through subsidiaries, including through U.S. corporate subsidiaries.  The net income of a U.S. corporate subsidiary will generally be subject to federal income tax at a rate of 35%, in addition to potential state and local income taxes.  These investments may involve costs or other inefficiencies to the Master Fund, including, with respect to PFICs, U.S. withholding taxes, that the Master Fund does not incur when it invests in investment funds that are taxable as partnerships.

Hedging and Derivatives Transactions.  Certain of the Master Fund's hedging and derivatives transactions are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) cause the Master Fund to recognize income or gain without a corresponding receipt of cash, (ii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (iii) adversely alter the characterization of certain  complex  financial  transactions.  These rules could, therefore, affect the character, amount and timing of distributions to members of the Master Fund.  The Master Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.
Recent Developments Potentially Impacting Taxation of Non-U.S. Portfolio Funds and Non-U.S. Portfolio Accounts.  In order for a non-U.S. Portfolio Fund or non-U.S. Portfolio Account to avoid a U.S. withholding tax of 30% on certain payments (including payments of gross proceeds) with respect to certain actual and deemed U.S. investments, such non-U.S. Portfolio Fund or non-U.S. Portfolio Account will be required to enter into an agreement with the Service by June 30, 2013 identifying certain direct and indirect U.S. account holders (including debtholders and equityholders).  Investors in the Fund should consult their own tax advisors regarding the possible implications of these rules on their investment in the Fund.
Tax Treatment of Fund Operations
As a partnership, the Fund is not itself subject to Federal income tax.  The Fund files an annual partnership information return with the Service which reports the results of operations.  To the extent discussed under the heading, "Unrelated Business Taxable Income" below, each Member is taxed, if at all, on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution of assets from the Fund.
Tax Returns; Tax Audits.  The Board of Managers decides how to report the partnership items on the Fund's tax returns.  In certain cases, the Fund may be required to file a statement with the Service disclosing one or more positions taken on its tax return, generally where the tax law is uncertain or a position lacks clear authority.  All Members are required under the Code to treat the partnership items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency.  Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Fund's items have been reported.  In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members.  A Member designated by the Board of Managers as the "Tax Matters Partner" has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members.  In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.
Mandatory Basis Adjustments.  The Fund is generally required to adjust its tax basis in its assets in respect of all Members in cases of partnership distributions that result in a "substantial basis reduction" (i.e., in excess of $250,000) in respect of the Fund's property.  The Fund is also required to adjust its tax basis in its assets in respect of a transferee, in the case of a sale or exchange of an interest, or a transfer upon death, when there exists a "substantial built-in loss" (i.e., in excess of $250,000) in respect of partnership property immediately after the transfer.  For this reason, the Fund will require (i) a Member who receives a distribution from the Fund in connection with a complete withdrawal, (ii) a transferee of Units (including a transferee in case of death) and (iii) any other Member in appropriate circumstances to provide the Fund with information regarding its adjusted tax basis in its Units.
Unrelated Business Taxable Income
Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.3
This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization.  Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time.  Tax-exempt U.S. investors may be subject to UBTI on excess inclusion income allocated to such investor

3
With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

as a result of an investment by the Master Fund in certain real estate investment trusts.  However, the Fund's investment program is structured so that exempt organizations who do not finance their investment in the Fund with debt generally are not expected to be subject to Federal income tax on their income from the Fund.
As previously indicated, the Fund may borrow money on a short-term or temporary basis.  Although the Fund intends to treat such borrowings as not resulting in UBTI, there can be no assurance that any such borrowing will not be treated as giving rise to UBTI by the Service.  However, some or all of the Fund's income derived by a particular exempt organization may be treated as UBTI if the organization incurs "acquisition indebtedness" in acquiring its Units.  It is not expected that any borrowings by the Master Fund or the Portfolio Partnerships will result in UBTI to investors in the Fund, due to the Master Fund's intended operation as a RIC.
Calculation of UBTI.  To the extent that the Fund generates UBTI, the applicable Federal tax rate for a tax-exempt Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization.  An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI.  The Fund will be required to report to a Member which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI.  The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.
In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI.  Therefore, even if (contrary to the Fund's intention) an exempt organization Member realizes UBTI from its investment in the Fund, the tax-exempt status of such exempt organization should not be affected.4  In addition, a charitable remainder trust will be subject to a 100% excise tax on any UBTI under Section 664(c) of the Code.  A title-holding company will not be exempt from tax if it has certain types of UBTI.  Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI.  A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund.  (See "ERISA Considerations.")
Certain Issues Pertaining to Specific Exempt Organizations
Special considerations apply to investors in the Fund that are private foundations, qualified retirement plans and endowment funds.  Such entities should consult their own counsel concerning the tax and other issues that may arise if they want to invest in the Fund.
Excise Tax on Certain Reportable Transactions
A tax-exempt entity (including a state or local government or its political subdivision) may be subject to an excise tax equal to the greater of (i) one hundred percent (100%) of the net income or (ii) seventy five percent (75%) of the proceeds, attributable to certain "reportable transactions," including "listed transactions," in which it participates.  Under Regulations, these rules should not apply to a tax-exempt investor's Units if such investor's tax-exempt status does not facilitate the Fund's participation, if any, in such transactions, unless otherwise provided in future guidance.  Tax-exempt investors should discuss with their own advisors the applicability of these rules to their investment in the Fund.  (See "Tax Shelter Reporting Requirements" below.)

Tax Shelter Reporting Requirements
The Regulations require the Fund to complete and file Form 8886 ("Reportable Transaction Disclosure Statement") with its tax return for any taxable year in which the Fund participates in a "reportable transaction."  Additionally, each Member treated as participating in a reportable transaction of the Fund is generally required to file Form 8886 with its tax return (or, in certain cases, within 60 days of the return's due date).  If the Service designates a transaction as a reportable transaction after the filing of a taxpayer's tax return for the year in which the Fund or a Member participated in the transaction, the Fund and/or such Member may have to file Form 8886 with respect to that transaction within 90 days after the Service makes the designation.  The Fund and any such Member, respectively, must also submit a copy of the completed form with the Service's Office of Tax Shelter Analysis.  The Fund intends to notify the Members that it believes

4
Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

(based on information available to the Fund) are required to report a transaction of the Fund, and intends to provide such Members with any available information needed to complete and submit Form 8886 with respect to the transactions of the Fund.  In certain situations, there may also be a requirement that a list be maintained of persons participating in such reportable transactions, which could be made available to the Service at its request.
A Member's recognition of a loss upon its disposition of Units could also constitute a "reportable transaction" for such Member requiring such Member to file Form 8886.
A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure.  The maximum penalty is $10,000 for natural persons and $50,000 for other persons (increased to $100,000 and $200,000, respectively, if the reportable transaction is a "listed" transaction).  Investors should consult with their own advisors concerning the application of these reporting obligations to their specific situations.
Foreign Taxes
It is possible that certain dividends and interest directly or indirectly received by the Fund, the Master Fund, a Portfolio Fund or a Portfolio Account from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund, the Master Fund, a Portfolio Fund or a Portfolio Account may also be subject to taxes on capital gains recognized, or gross sale or disposition proceeds received, in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.  It is impossible to predict in advance the rate of foreign tax the Fund will directly or indirectly bear since the amount of the Fund's assets to be invested in various countries is not known.  Tax-exempt Members will not ordinarily benefit from any credits or deductions generally granted by the United States in respect of foreign taxes.  The Master Fund does not expect to be eligible to "pass through" to the Fund the amount of foreign taxes paid by the Master Fund for foreign tax credit purposes.
State and Local Taxation
In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund.  State and local tax laws differ in the treatment of limited liability companies such as the Fund.  A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction.  Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction.  Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.
State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.  A Member's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.  Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.
One or more states may impose reporting requirements on the Fund and/or its Members in a manner similar to that described above in "Tax Shelter Reporting Requirements."  Investors should consult with their own advisors as to the applicability of such rules in jurisdictions which may require or impose a filing requirement.
The Fund, which intends to operate as a partnership for New York State and New York City income tax purposes, is not expected to be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account."  (This exemption may not be applicable to the extent a partnership in which the Fund invests conducts a business in New York City.)
New York State has enacted legislation that imposes a quarterly withholding obligation on certain partnerships with respect to partners that are individual non-New York residents or corporations (other than "S" corporations).  Accordingly, the Fund may be required to withhold on the distributive shares of New York source partnership income allocable to such partners to the extent such income is not derived from trading in securities for the Fund's own account.
A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax.  A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax.  New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax).  There is no New York City tax on the UBTI of an otherwise exempt entity.
Each prospective Member should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

Non-U.S. Members
A non-U.S. person considering acquiring Units should consult his or its own tax advisers as to the Federal, state and local tax consequences of an investment in the Fund, as well as with respect to the treatment of income or gain received from the Fund under the laws of his or its country of citizenship, residence or incorporation.  As long as the Fund's principal activity is investing in the Master Fund for its own account and the Fund is not a dealer in Master Fund securities, the U.S. Federal income tax treatment of a non-U.S. investor in the Fund will depend on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by such investor.

Except as provided below, if the income from the Master Fund is not "effectively connected" with a U.S. trade or business carried on by a non-U.S. Member, distributions of investment company taxable income by the Master Fund to the Fund that are allocated to such non-U.S. Member (other than distributions that consist of long-term capital gains) will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.
For taxable years beginning before January 1, 2012 (or later, to the extent extended by statutes), properly designated dividends are generally exempt from U.S. Federal withholding tax where they (i) are paid in respect of the Master Fund's "qualified net interest income" (generally, the Master Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Master Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Master Fund's "qualified short-term capital gains" (generally, the excess of the Master Fund's net short-term capital gain over the Master Fund's long-term capital loss for such taxable year).  There can be no assurance as to what portion of the Master Fund's distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.
If the income from the Master Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. Member, then distributions of investment company taxable income, any capital gains distributions, any amounts retained by the Master Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations.  A corporate non-U.S. Member may also be subject to the branch profits tax imposed by the Code.
As described above, in order to avoid a U.S. withholding tax of 30% on a non-U.S. investor's share of certain payments (including payments of gross proceeds) with respect to certain actual and deemed U.S. investments, (i) such non- U.S. investor will generally be required to provide identifying information with respect to certain of its direct and indirect U.S. owners or (ii) if such non-U.S. investor is a "foreign financial institution" within the meaning of Section 1471(d)(4) of the Code, such non-U.S. investor will generally be required to enter into an agreement with the Service by June 30, 2013 identifying certain direct and indirect U.S. accountholders (including debtholders and equityholders). Any such information provided to the Fund will be shared with the Service. Non-U.S. investors should consult their own tax advisors regarding the possible implications of these rules on their investment in the Fund.
If a non-U.S. individual owns Units at the time of his death, the non-U.S. individual's Units or its assets may be subject to U.S. estate taxation unless provided otherwise by applicable treaty.
The identity of a non-U.S. Member may be disclosed on the Fund's U.S. tax return.  In addition, non-U.S. Members may have to supply certain beneficial ownership statements to the Fund (which would be available to the Service) in order to obtain reductions in U.S. withholding tax on interest and to obtain benefits under U.S. income tax treaties, to the extent applicable.
Non- U.S. corporate Members should be aware that, unless the Fund's activities in New York are limited solely to those within the safe harbor, they may be subject to New York State corporation franchise tax and New York City general corporation tax as a result of their investment in the Fund if the Fund does not qualify as a "portfolio investment partnership" both for New York State and New York City purposes.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code5 (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.
ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in prohibited transactions and other standards.  In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (See "Tax Aspects — Unrelated Business Taxable Income" and " — Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives.  Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the DOL's regulations.  For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified.  If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.
Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules and the Code's prohibited transaction rules.  Thus, none of the Adviser or its affiliates will be fiduciaries within the meaning of ERISA by reason of their authority with respect to the Fund.
A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.
Certain prospective Benefit Plan Members may currently maintain relationships with the Adviser and/or its affiliates.  Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services.  ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration.  ERISA and Benefit Plan Members should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA and/or the Code.  Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to

5	References hereinafter made to ERISA include parallel references to the Code.

make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.
The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review.  The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings.  Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.
ADDITIONAL INFORMATION AND SUMMARY OF
LIMITED LIABILITY COMPANY AGREEMENT
The following is a summary description of additional items and of select provisions of the Company Agreement which may not be described elsewhere in this Prospectus.  The description of such items and provisions is not definitive and reference should be made to the complete text of the Company Agreement, which is attached hereto as Appendix A.
Member Units
Persons who purchase Units in the offering being made hereby will be Members.  The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be Members of the Fund.
Liability of Members
Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated:  (i) to satisfy withholding tax obligations with respect to such Members; or (ii) to return to the Fund amounts distributed to the Member in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.
Liability of Managers
The Company Agreement provides that a Manager shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office.  The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Fund (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Fund.  Managers shall not be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors.  The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.
Amendment of the Company Agreement
The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act.  However, certain amendments to the Company Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender all of its Units for repurchase by the Fund.
Power-of-Attorney
By purchasing Units, each Member will appoint each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.
The power-of-attorney granted as part of each Member's investor certification is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of its Units, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.
REPORTS TO MEMBERS
The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.
The Fund's ability to provide final Schedules K-1 to Members for any given tax year prior to April 15 of the following year will depend upon when the Master Fund receives the requisite information from Portfolio Funds.  (See "Additional Risk Factors — Special Risks of Multi-Manager Structure.")  The Fund will provide Schedules K-1 as soon as practicable after it receives all necessary information.  However, delays frequently occur.  Members should therefore be prepared to obtain extensions of the filing dates for their Federal, state and local income tax returns, if any.  (See "Additional Risk Factors — Special Risks of Multi-Manager Structure.")
The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.  Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter.  Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.
The Fund's financial statements and the report of the independent registered public accounting firm thereon, appearing in the Fund's Annual Report for the fiscal year ended March 31, 2011 are included in the Fund's SAI, which is available upon request from the Fund.  The Annual Report is filed with the SEC pursuant to Section 30(b) of the 1940 Act and the rules and regulations thereunder and contains schedules of the Fund's portfolio investments as of March 31, 2011, and certain other financial information.

The audited financial information for the fiscal years ended March 31, 2011, 2010 and 2009 included in this Prospectus under the caption "Financial Highlights" has been so included in reliance on the consent of ABA given upon their authority as experts in auditing and accounting.
TERM, DISSOLUTION AND LIQUIDATION
The Fund shall be dissolved:
•	upon the affirmative vote to dissolve the Fund by: (1) the Board of Managers or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

•	upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Fund;

•
upon the expiration of any two-year period which commences on the date on which any Member has submitted, in accordance with the terms of the Company Agreement, a written notice to the Fund requesting the repurchase of all of its Units by the Fund if those Units have not been repurchased by the Fund; or

•	as required by operation of law.

Upon the occurrence of any event of dissolution, the Board of Managers or the Adviser, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets.  Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations — Allocation of Net Profits and Net Losses."
Upon the liquidation of the Fund, its assets will be distributed:  (i) first to satisfy the debts, liabilities and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses; (ii) next to repay debts owing to the Members; and (iii) finally to the Members proportionately in accordance with the balances in their respective capital accounts.  Assets may be distributed in-kind on a pro rata basis if the Board of Managers or liquidator determines that the distribution of assets in-kind would be in the interests of the Members in facilitating an orderly liquidation.

FISCAL YEAR
For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31.  The 12-month period ending December 31 of each year is the taxable year of the Fund.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Managers and the Audit Committee have selected ABA as the independent registered public accounting firm of the Fund.  The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.  The principal business address of ABA is located at 1375 Broadway, New York, NY 10018.
LEGAL COUNSEL
Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, serves as U.S. legal counsel to the Fund.  The firm also acts as U.S. legal counsel to the Master Fund and the Adviser and its affiliates with respect to certain other matters.
INQUIRIES
You may request a copy of the Fund's annual and semi-annual reports to Members and the SAI by calling the telephone number below.  Inquiries concerning the Fund and Units (including information concerning purchase and withdrawal procedures) should be directed to:
Craig Krawiec
Arden Asset Management LLC
375 Park Avenue
32nd Floor
New York, New York 10152
Telephone:  (212) 751-5252
Telecopier:  (212) 751-8546
*        *        *        *        *
All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

TABLE OF CONTENTS OF SAI
SAI Page
FINANCIAL STATEMENTS	1
FINANCIAL STATEMENTS OF THE FUND	2
FINANCIAL STATEMENTS OF THE MASTER FUND	[ ]

APPENDIX A

ARDEN SAGE MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.L.C.
(A Delaware Limited Liability Company)

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

Dated as of October 1, 2011

375 Park Avenue
32nd Floor
New York, New York  10152
(212) 751-5252

Page
ARTICLE I DEFINITIONS		1
ARTICLE II ORGANIZATION; ADMISSION OF MEMBERS		6
2.1.	Formation of Limited Liability Company	6
2.2.	Name	6
2.3.	Principal and Registered Office	6
2.4.	Duration	6
2.5.	Business of the Company	6
2.6.	Board of Managers	7
2.7.	Members	7
2.8.	Organizational Member	7
2.9.	Both Managers and Members	7
2.10.	Limited Liability	8
ARTICLE III MANAGEMENT		8
3.1.	Management and Control	8
3.2.	Actions by the Board of Managers	8
3.3.	Officers	9
3.4.	Meetings of Members	9
3.5.	Custody of Assets of the Company	10
3.6.	Other Activities of Members and Managers	10
3.7.	Duty of Care	10
3.8.	Indemnification	11
3.9.	Fees, Expenses and Reimbursement	12
ARTICLE IV TERMINATION OF STATUS OF ADVISER AND MANAGERS; TRANSFERS AND REPURCHASES		13
4.1.	Termination of Status of the Adviser	13
4.2.	Termination of Status of a Manager	13
4.3.	Removal of the Managers	13
4.4.	Transfer of Units of Members	13
4.5.	Repurchase of Units	14
ARTICLE V CAPITAL		15
5.1.	Contributions to Capital	15
5.2.	Rights of Members to Capital	16
5.3.	Capital Accounts	16
5.4.	Allocation of Net Profit and Net Loss; Allocation of Offering Costs	16
5.5.	Allocation of Certain Expenditures	16
5.6.	Reserves	17
5.7.	Allocation of Organization Expenses	17
5.8.	Tax Allocations	17
5.9.	Adjustments to Take Account of Certain Events	18
5.10.	Distributions	19
5.11.	Withholding	19
ARTICLE VI DISSOLUTION AND LIQUIDATION		19
6.1.	Dissolution	19
6.2.	Liquidation of Assets	20
ARTICLE VII ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS		20
7.1.	Accounting and Reports	20
7.2.	Determinations by the Board of Managers	21
7.3.	Valuation of Assets	21
ARTICLE VIII MISCELLANEOUS PROVISIONS		22
8.1.	Amendment of Limited Liability Company Agreement	22
8.2.	Special Power of Attorney	23
8.3.	Notices	24

A-ii

8.4.	Agreement Binding Upon Successors and Assigns	24
8.5.	Applicability of 1940 Act and Form N-2	24
8.6.	Choice of Law; Arbitration	24
8.7.	Not for Benefit of Creditors	25
8.8.	Consents	25
8.9.	Merger and Consolidation	25
8.10.	Pronouns	25
8.11.	Confidentiality	25
8.12.	Certification of Non-Foreign Status	26
8.13.	Severability	26
8.14.	Filing of Returns	26
8.15.	Tax Matters Partner	26
8.16.	Tax Elections	27
8.17.	Member Tax Basis	27

A-iii

ARDEN SAGE MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.L.C.
LIMITED LIABILITY COMPANY AGREEMENT
THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C. (the "Company") is amended and restated effective as of October 1, 2011, by and among Charles S. Crow III, Richard B. Gross, David C. Reed and Craig Krawiec and those persons hereinafter admitted as Members.
W I T N E S S E T H :
WHEREAS, the Company has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on July 25, 2008;
WHEREAS, the Managers of the Company have determined to amend and restate the Limited Liability Company Agreement under the authority granted them pursuant to Section 8.1 thereof;
NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I

DEFINITIONS

For purposes of this Agreement:
Administrator	The person who provides administrative services to the Company pursuant to an administrative services agreement.
Adviser	The person who at any particular time serves as the investment adviser to the Company pursuant to an Investment Advisory Agreement.
Advisers Act	The Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.
Affiliate	An affiliated person, as such term is defined by the 1940 Act, of a person.
Agreement	This Amended and Restated Limited Liability Company Agreement, as amended from time to time.
Board of Managers	The Board of Managers established pursuant to Section 2.6 hereof.
Capital Account	With respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 5.3 hereof.

Capital Percentage
A percentage established for each Member on the Company's books as of each Expense Allocation Date. The Capital Percentage of a Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Company by the Member pursuant to Section 5.1 hereof by the sum of the capital contributed to the Company by each Member pursuant to Section 5.1 hereof on or prior to such Expense Allocation Date. The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.

Certificate	The Certificate of Formation of the Company and any amendments thereto as filed with the office of the Secretary of State of Delaware.
Closing Date	The first date on or as of which a Member other than the Organizational Member is admitted to the Company.
Code	The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.
Company	The limited liability company governed hereby, as such limited liability company may from time to time be constituted.
Delaware Act	The Delaware Limited Liability Company Act as in effect on the date hereof and as amended from time to time, or any successor law.
Expense Allocation Date
The Closing Date, and thereafter each day on or before the expiration of the calendar year following the Closing Date, as of which a contribution to the capital of the Company is made pursuant to Section 5.1 hereof.

Fiscal Period
The period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(1) the last day of a Fiscal Year;
(2) the last day of a Taxable Year;
(3) the Company is made pursuant to Section 5.1 hereof;
(4) any day on which the Company repurchases any Units of any Member; or
(5)
any day (other than one specified in clause (2) above) as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Investment Percentages.

Fiscal Year
The period commencing on the Closing Date and ending on March 31, 2009, and thereafter each period commencing on April 1 of each year and ending on March 31 of each succeeding year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless and until the Board of Managers shall elect another fiscal year for the Company.

Form N-2	The Company's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.
Independent Managers	Those Managers who are not "interested persons," as such term is defined by the 1940 Act, of the Company.
Initial Manager	Timothy J. Stewart.
Investment Advisory Agreement	A separate written agreement entered into by the Company pursuant to which the Adviser provides Management Services to the Company.
Investment Funds	Unregistered investment funds and registered investment companies.
Investment Percentage
A percentage established for each Member on the Company's books as of the first day of each Fiscal Period. The Investment Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Investment Percentages of all Members for each Fiscal Period shall equal 100%.

Management Services	Such investment advisory and other services as the Adviser is required to provide to the Company pursuant to the Investment Advisory Agreement as contemplated by Section 3.9(a) hereof.
Manager	An individual designated as a manager of the Company pursuant to the provisions of Section 2.6 hereof and who serves on the Board of Managers of the Company.
Master Fund	The registered Investment Fund into which the Company invests substantially all of its assets.
Member
Any person who shall have been admitted to the Company as a member (including any Manager in such person's capacity as a member of the Company but excluding any Manager in such person's capacity as a Manager of the Company) until the Company repurchases all of the Units of such person as a member pursuant to Section 4.5 hereof or a substituted Member or Members are admitted with respect to all of any such person's Units as a member pursuant to Section 4.4 hereof; such term includes the Adviser to the extent the Adviser makes a capital contribution to the Company and shall have been admitted to the Company as a member.

Net Assets
The total value of all assets of the Company, less an amount equal to all accrued debts, liabilities and obligations of the Company, calculated before giving effect to any repurchases of Units to be effected as of the date such value is determined.

Net Profit or Net Loss
The amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Company, as of the close of business on the Closing Date), such amount to be adjusted to exclude any items to be allocated among the Capital Accounts of the Members on a basis that is not in accordance with the respective Investment Percentages of all Members as of the commencement of such Fiscal Period pursuant to Sections 5.5 and 5.6 hereof.

1940 Act	The Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.
Officer	An individual designated as an officer of the Company pursuant to the provisions of Section 3.3 hereof and who serves as an officer of the Company.
Organization Expenses	The expenses incurred by the Company in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Units.
Organizational Member	Timothy J. Stewart.
Portfolio Funds	The private investment funds, joint ventures, investment companies and other similar investment vehicles into which the Master Fund or the Company invests substantially all of its assets.
Portfolio Managers	A select group of portfolio managers who manage the Portfolio Funds.
Securities
Securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation or currency, or commodity, all types of derivative instruments and financial instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon, as well as investments in registered investment companies and private investment funds, including Portfolio Funds.

Taxable Year	The 12-month period ending December 31 of each year.
Transfer	The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of Units, including any right to receive any allocations and distributions attributable to such Units.

Unit	The value of each Member's Capital Account shall be expressed in terms of a number of Units, including fractional Units.

ARTICLE II

ORGANIZATION; ADMISSION OF MEMBERS

2.1.       Formation of Limited Liability Company.
The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Company's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.
2.2.       Name.
The name of the Company shall be "Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C. " or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.
2.3.       Principal and Registered Office.
The Company shall have its principal office at 375 Park Avenue, 32nd Floor, New York, NY  10152, or at such other place designated from time to time by the Board of Managers.
The Company shall have its registered office in Delaware at 615 South DuPont Highway, Dover, Delaware 19901, and shall have National Corporate Research, Ltd. as its registered agent for service of process in Delaware, unless and until a different registered office or agent is designated by the Board of Managers.
2.4.       Duration.
The term of the Company commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Company is dissolved pursuant to Section 6.1 hereof.
2.5.       Business of the Company.
(a)       The business of the Company is to purchase, sell (including short sales), invest and trade (either directly or indirectly through the Master Fund) in Securities, on margin or otherwise, to engage in any financial or derivative transactions relating thereto or otherwise and to engage in any and all transactions permitted under applicable law.  The Company may execute, deliver and perform all contracts, agreements, purchase orders and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business.  The Company shall be operated subject to any applicable restrictions of the Bank Holding Company Act of 1956, as amended.
(b)       The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Managers and in accordance with the 1940 Act.

2.6.       Board of Managers.
(a)       Prior to the Closing Date, the Initial Manager may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as the Managers on the Board of Managers, subject to the election of such persons prior to the Closing Date by the Organizational Member.  By signing this Agreement or signing an investor application or certification in connection with the purchase of Units, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the Managers so designated.  After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.4 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager.  The names and mailing addresses of the Managers shall be set forth in the books and records of the Company.  The number of Managers shall be fixed from time to time by the Board of Managers.
(b)       Each Manager shall serve on the Board of Managers for the duration of the term of the Company, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof.  In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity; so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members.  The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.
(c)       In the event that no Manager remains to continue the business of the Company, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Company and, if the business shall be continued, of electing Managers to the Board of Managers.  If the Members shall determine at such meeting not to continue the business of the Company or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Company shall be dissolved pursuant to Section 6.1 hereof and the assets of the Company shall be liquidated and distributed pursuant to Section 6.2 hereof.
2.7.       Members.
The Board of Managers may admit one or more Members generally at the beginning of each month; provided, however, that the Company may, in the discretion of the Board of Managers, admit Members more or less frequently.  Subject to the foregoing terms, Members may be admitted to the Company subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Company's investor certification pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement.  The Board of Managers may in its absolute discretion reject any purchase of Units.  The admission of any person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and the contribution to the capital of the Company of such additional Member.
2.8.       Organizational Member.
Upon the admission of any Member, the Organizational Member shall withdraw from the Company as the Organizational Member and shall be entitled to the return of his or her Capital Contribution, if any, without interest or deduction.
2.9.       Both Managers and Members.
A Member may at the same time be a Manager and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

2.10.       Limited Liability.
Except as provided under applicable law, a Member shall not be liable for the Company's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets.  Except as provided under applicable law, a Manager shall not be liable for the Company's debts, obligations and liabilities.

ARTICLE III

MANAGEMENT

3.1.       Management and Control.
(a)       Management and control of the business of the Company shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder.  No Manager shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Manager's authority as delegated by the Board of Managers.  The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person," as such term is defined by the 1940 Act, of such company.  During any period in which the Company shall have no Managers, the Adviser shall continue to serve as the investment adviser of the Company and to provide the Management Services to the Company.
(b)       Each Member agrees not to treat, on his personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Company.  The Board of Managers shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Company under any provisions of the Code or any other revenue laws.
(c)       Members, in their capacity as Members, shall have no right to participate in and shall take no part in the management or control of the Company's business and shall have no right, power or authority to act for or bind the Company.  Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.
(d)       The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as officers of the Company, with such titles and authority as may be determined by the Board of Managers consistent with applicable law.
3.2.       Actions by the Board of Managers.
(a)       Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

(b)       The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings of the Board of Managers.  If applicable provisions of the 1940 Act so require, only an Independent Manager shall serve as the Principal Manager.  Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine.  Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting.  Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting.  Managers may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act.  A majority of the Managers shall constitute a quorum at any meeting.
3.3.       Officers.
(a)       The executive Officers of the Company may include a President, a Treasurer, a Secretary, a Chief Financial Officer and a Chief Compliance Officer. If the Board of Managers has designated a Principal Manager pursuant to Section 3.2(b) hereof, then the Principal Manager shall also be an executive Officer.  The Board of Managers may elect one or more Vice-Presidents, and each such Vice-President shall be an executive Officer.  The President shall be the chief executive officer of the Company.  The Principal Manager, if there be one, shall be elected from among the persons serving as Managers, but no other Officer need be a Manager.  The Board of Managers may also elect, or may delegate to the President authority to appoint, remove, or fix the duties, compensation or terms of office of, one or more other Officers as the Board of Managers shall at any time and from time to time deem to be advisable.  Any two or more positions of Officer, except those of President and Vice-President, may be held by the same person.  Unless there are no other officers at the time of acting, a person holding more than one office may not act in more than one capacity to execute, acknowledge or verify on behalf of the Company an instrument required by law to be executed, acknowledged and verified by more than one Officer.
(b)       Each Officer shall hold office until his successor is elected or appointed or until his earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any Officer shall have been fixed by the Board of Managers, or by the President acting under authority delegated by the Board of Managers, such Officer shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed him.  Any Officer may resign at any time by written notice to the Company.  Any Officer may be removed at any time by the Board of Managers or by the President acting under authority delegated by the Board of Managers if in its or his judgment the best interest of the Company would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Election or appointment of an Officer shall not of itself create contract rights between the Company and such Officer.
(c)       If the office of any Officer becomes vacant for any reason, the vacancy may be filled by the Board of Managers or by the President acting under authority delegated by the Board of Managers.  Each Officer elected or appointed to fill a vacancy shall hold office for the balance of the term for which his predecessor was elected or appointed.
(d)       All Officers as between themselves and the Company shall have such powers, perform such duties and be subject to such restrictions, if any, in the management of the Company as may be provided in this Agreement or, to the extent not so provided, as may be prescribed by the Board of Managers or by the President acting under authority delegated by the Board of Managers.
3.4.       Meetings of Members.
(a)       Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present.  Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine.  The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law.  Only matters set forth in the notice of a meeting, and matters incidental thereto, may be voted on by the Members at a meeting.  The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting.  In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members.  Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes at such meeting.
(b)       Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting.  The Board of Managers shall establish a record date not less than 10 days nor more than 90 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.
(c)       A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting.  A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.
3.5.       Custody of Assets of the Company.
The physical possession of all funds, Securities and other properties of the Company shall at all times be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act and the rules thereunder.
3.6.       Other Activities of Members and Managers.
(a)       The Managers shall not be required to devote all of their time to the affairs of the Company, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.
(b)       Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers or agents of other companies, partners or general partners of any partnership, members or managing members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements.  No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.
3.7.       Duty of Care.
(a)       A Manager shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her duties, or otherwise in his or her capacity as a Manager, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of his or her duties to the Company.

(b)       Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member purchased Units shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.
3.8.       Indemnification.
(a)       To the fullest extent permitted by law, the Company shall, subject to Section 3.8(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost  or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  The rights of indemnification provided under this Section  3.8 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.8 to the fullest extent permitted by law.
(b)       Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.8(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.
(c)       As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.8(a) hereof if (i) approved as in the best interests of the Company by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

(d)       Any indemnification or advancement of expenses made pursuant to this Section 3.8 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.8 it shall be a defense that, and (ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.8 the Company shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.8 has not met the applicable standard of conduct set forth in this Section 3.8.  In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.8, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.8 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).
(e)       An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.8 or to which such indemnitee may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.
(f)       The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 3.8 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any Manager or other person.
3.9.       Fees, Expenses and Reimbursement.
(a)       So long as the Adviser provides Management Services to the Company, it is entitled to receive fees for such services as may be agreed to by the Adviser and the Company pursuant to the Investment Advisory Agreement.
(b)       The Board of Managers may cause the Company to compensate each Manager who is not an officer or employee of the Adviser (or of any affiliate of the Adviser) for his or her services as such and each such Manager shall be reimbursed by the Company for travel expenses incurred by him in performing his duties under this Agreement.
(c)       The Company shall bear all of its own costs and expenses incurred in its business and operations, as well as a pro rata portion of the expenses of the Master Fund, other than those specifically required to be borne by the Adviser or another party pursuant to the Investment Advisory Agreement or another agreement with the Company.  Unless otherwise required by an agreement between the Company and the Adviser, the Adviser shall be entitled to reimbursement from the Company for any expenses that it pays on behalf of the Company.  Costs and expenses to be borne by the Company include, but are not limited to, the following: (i) all costs and expenses related to investment expenses; (ii) any non-investment related interest expense; (iii) fees and disbursements of any attorneys and accountants engaged on behalf of the Company; (iv) entity-level taxes; (v) audit and tax preparation expenses; (vi) administrative expenses and fees and custody and escrow fees and expenses; (vii) the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond; (viii) fees and travel-related expenses of Managers who are not employees of the Adviser or any Affiliate of the Adviser; (ix) organizational and offering expenses; (x) all costs and expenses associated with background checks on Portfolio Managers; (xi) all costs and expenses associated with retaining independent third parties to provide risk management services to the Company; (xii) any investment advisory fees, Member servicing fees and management fees, (xiii) any extraordinary expenses; and (xiv) such other expenses as may be approved from time to time by the Board of Managers.

(d)       Subject to such limitations as may be imposed by the 1940 Act or other applicable laws, from time to time the Company may, alone or in conjunction with the Adviser, any Affiliate of the Adviser or other registered or unregistered investment funds or other accounts for which the Adviser or any Affiliate of the Adviser acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

ARTICLE IV

TERMINATION OF STATUS OF ADVISER AND
MANAGERS; TRANSFERS AND REPURCHASES

4.1.       Termination of Status of the Adviser.
The status of the Adviser shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Company does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.
4.2.       Termination of Status of a Manager.
The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Company under the Delaware Act.
4.3.       Removal of the Managers.
Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.
4.4.       Transfer of Units of Members.
(a)       A Member's Units may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion); provided, however, that the Board of Managers may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor, (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), (iii) as a distribution from a qualified retirement plan or an individual retirement account, or (iv) a Transfer to which the Board of Managers may consent pursuant to the following sentence.  The Board of Managers may consent to other pledges, transfers, or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer, or assignment, the Board of Managers shall consult with counsel to the Company to ensure that such pledge, transfer, or assignment will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation.  In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers which may be withheld in its sole discretion.  Any pledge, transfer, or assignment not made in accordance with this Section 4.4 shall be void.

(b)       The Board of Managers may not consent to a Transfer of all or a portion of a Member's Units unless the person to whom the Units are Transferred meets the investor eligibility standards as set forth in the Company's then current prospectus; and either: (i) all of the Units of the Member are Transferred to a single transferee; or (ii) after the Transfer of a portion of Units, the balance of the Capital Account of each transferee and the transferor is not less than $100,000, or such lesser amount as may be established by the Board of Managers.  Any transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Units so acquired and to Transfer such Units in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member.  If a Member transfers Units with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that each transferee to whom such Units are transferred is admitted to the Company as a Member.  Each Member effecting a Transfer and each transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such Transfer.
(c)       Each Member shall indemnify and hold harmless the Company, the Managers, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.
4.5.       Repurchase of Units.
(a)       Except as otherwise provided in this Agreement, no Member or other person holding Units shall have the right to require the Company to repurchase those Units.  The Board of Managers from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause the Company to repurchase Units pursuant to written tenders.  However, the Company shall not offer to repurchase Units on more than four occasions during any one Taxable Year unless it has consulted with counsel to the Company and determined that more frequent offers would not cause any adverse tax consequences to the Company or the Members, including causing the Company to be treated as a publicly traded partnership taxable as a corporation for Federal tax purposes.  In determining whether to cause the Company to repurchase Units pursuant to written tenders, the Board of Managers shall consider, among other things, the recommendation of the Adviser.
The Board of Managers shall cause the Company to repurchase Units pursuant to written tenders only on terms determined by the Board of Managers to be fair to the Company and to all Members (including persons holding Units acquired from Members), as applicable.
(b)       The Adviser or its Affiliate may tender its Units as a Member, if any, under Section 4.5(a) hereof.
(c)       The Board of Managers may cause the Company to repurchase Units of a Member or any person acquiring Units from or through a Member in the event that the Board of Managers determines or has reason to believe that:
(1)
such Units have been transferred in violation of Section 4.4 hereof, or such Units have vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member;

(2)
ownership of such Units by a Member or other person will cause the Company to be in violation of, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

(3)
such Member's continued participation in the Company may cause the Company to be classified as a "publicly traded partnership" within the meaning of Section 7704 of the Code and the Treasury Regulations thereunder; or

(4)	any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true.

(d)       Repurchases of Units by the Company shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Company to repurchase Units, promptly after the expiration date of such repurchase offer in accordance with the terms of such offer.  Payment of the purchase price for Units shall consist of: (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Units repurchased by the Company determined as of the date of such repurchase (the "Initial Payment"); and (ii) if determined to be appropriate by the Board of Managers or if the Initial Payment is less than 100% of the estimated unaudited net asset value, a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Units repurchased by the Company as of the date of such repurchase, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment.  Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the repurchase price in Securities (or any combination of Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased.  Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase or, if the Company has requested withdrawal of its capital from any Investment Funds in order to fund the repurchase of Units, 10 business days after the Company has received at least 90% of the aggregate amount withdrawn by the Company from such Investment Funds.
(e)       A Member may at any time submit to the Company a written request that the Company repurchase all of the Units of such Member, as contemplated by Section 6.1(c) hereof.  Any such request shall be sent to the Company by registered or certified mail, return receipt requested, and shall be deemed valid upon receipt by the Member of a letter from the Company acknowledging its receipt of the request.  The Company shall send such letter to the Member promptly upon its receipt of the Member's request.
(f)       Subject to the approval of the Board of Managers and compliance with the 1940 Act, the Company may impose a fee or charge in connection with repurchases of Units, including a fee or charge applicable to repurchases of Units effected prior to the expiration of a specified period subsequent to a Member's admission to the Company.

ARTICLE V

CAPITAL

5.1.       Contributions to Capital.
(a)       The minimum initial contribution of each Member to the capital of the Company shall be such amount as the Board of Managers, in its discretion, may determine from time to time.  The amount of the initial contribution of each Member shall be recorded on the books and records of the Company upon acceptance as a contribution to the capital of the Company.  The Managers shall not be entitled to make voluntary contributions of capital to the Company as Managers of the Company, but may make voluntary contributions to the capital of the Company as Members.  The Adviser may make voluntary contributions to the capital of the Company as a Member.
(b)       Members may make additional contributions to the capital of the Company, effective as of such times as the Board of Managers in its discretion may permit, subject to Section 2.7 hereof, but no

Member shall be obligated to make any additional contribution to the capital of the Company except to the extent provided in Section 5.6 hereof.  The minimum additional capital contribution of a Member to the capital of the Company shall be such amount as the Board of Managers, in its sole discretion, may determine from time to time.
(c)       Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Company by any Member shall be payable in cash or readily available funds on or before the date of the proposed contribution.
5.2.       Rights of Members to Capital.
No Member shall be entitled to interest on any contribution to the capital of the Company, nor shall any Member be entitled to the return of any capital of the Company except (i) upon the repurchase by the Company of a part or all of such Member's Units pursuant to Section 4.5 hereof, (ii) pursuant to the provisions of Section 5.6(c) hereof or (iii) upon the liquidation of the Company's assets pursuant to Section 6.2 hereof.  No Member shall be liable for the return of any such amounts.  No Member shall have the right to require partition of the Company's property or to compel any sale or appraisal of the Company's assets.
5.3.       Capital Accounts.
(a)       The Company shall maintain a separate Capital Account for each Member.
(b)       Each Member's Capital Account shall have an initial balance equal to the amount of such Member's initial contribution to the capital of the Company.
(c)       Each Member's Capital Account shall be increased by the sum of (i) the amount of additional contributions by such Member to the capital of the Company permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.7 hereof.
(d)       Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of Units of such Member or distributions to such Member pursuant to Sections 4.5, 5.10 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 through 5.7 hereof.
5.4.       Allocation of Net Profit and Net Loss; Allocation of Offering Costs.
As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period, shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.
5.5.       Allocation of Certain Expenditures.
Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Company, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments.  Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Company.
5.6.       Reserves.
(a)       Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of Managers, such reserves to be in the amounts that the Board of Managers in its sole discretion deems necessary or appropriate.  The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers in its sole discretion deems necessary or appropriate.  The amount of any such reserve, or any increase or decrease therein, may be proportionately charged or credited, as appropriate, to the Capital Accounts of those persons who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board of Managers in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.
(b)       To the extent permitted under applicable law, if at any time an amount is paid or received by the Company (other than contributions to the capital of the Company, distributions or repurchases of Units) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Company's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those persons who were Members during such prior Fiscal Period or Periods.
(c)       To the extent permitted under applicable law, if any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a person who is no longer a Member, such amount shall be paid by or to such person, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required.  In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Company on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such person ceased to be a Member.  To the extent that a former Member fails to pay to the Company, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.
5.7.       Allocation of Organization Expenses.
(a)       As of the first Expense Allocation Date, Organization Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.
(b)       As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.7 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organization Expenses shall then be reallocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages.
5.8.       Tax Allocations.
For each Taxable Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior Fiscal Years (or relevant portions thereof).  Allocations under this Section 5.8 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and Treasury Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Code Sections and Treasury Regulations.  Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulation Section 1.704-1(b)(2)(ii)(d).

If the Company realizes ordinary income and/or capital gains (including short-term capital gains) for Federal income tax purposes (collectively, "income") for any Taxable Year during or as of the end of which all of the Units of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Company pursuant to Article IV, the Board of Managers, may elect to allocate such income as follows: (i) to allocate such income among such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such income shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any income not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Sections 5.4-5.7  hereof.
If the Company realizes deductions, ordinary losses and/or capital losses (including long-term capital losses) for Federal income tax purposes (collectively, "losses") for any Taxable Year during or as of the end of which all of the Units of one or more Negative Basis Members (as hereinafter defined) are repurchased by the Company pursuant to Article IV, the Board of Managers may elect to allocate such losses as follows: (i) to allocate such losses among such Negative Basis Members, pro rata in proportion to the respective Negative Basis (as hereinafter defined) of each such Negative Basis Member, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated and (ii) to allocate any losses not so allocated to Negative Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Sections 5.4-5.7 hereof.
As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which (x) the value of its Units as of such time plus an amount equal to any deemed distributions to such Member for Federal income tax purposes pursuant to Section 752(b) of the Code exceeds (y) its "adjusted tax basis," for Federal income tax purposes, in its Units as of such time, and (ii) the term "Positive Basis Member" shall mean any Member whose Units are repurchased by the Company and who has Positive Basis as of the effective date of the repurchase (determined prior to any allocations made pursuant to this Section).
As used herein, (i) the term "Negative Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which (x) the value of its Units as of such time plus an amount equal to any deemed distributions to such Member for Federal income tax purposes pursuant to Section 752(b) of the Code is less than (y) its "adjusted tax basis," for Federal income tax purposes, in its Units as of such time, and (ii) the term "Negative Basis Member" shall mean any Member whose Units are repurchased by the Company and who has Negative Basis as of the effective date of such repurchase (determined prior to any allocations made pursuant to this Section).
5.9.       Adjustments to Take Account of Certain Events .
If the Code or Treasury Regulations promulgated thereunder require a withholding or other adjustment to the Capital Account of a Member or some other event occurs necessitating in the Board of Managers' judgment an equitable adjustment, the Board of Managers shall make such adjustments in the determination and allocation among the Members of Net Profit, Net Loss, Capital Accounts, items of income, deduction, gain, loss, credit or withholding for tax purposes, accounting procedures or such other financial or tax items as shall equitably take into account such event and applicable provisions of law, and the determination thereof by the Board of Managers shall be final and conclusive as to all of the Members.
5.10.       Distributions.
The Board of Managers, in its sole discretion, may authorize the Company to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Investment Percentages.

5.11.       Withholding.
(a)       The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law on account of such Member's distributive share of the Company's items of gross income, income or gain.
(b)       For purposes of this Agreement, any taxes so withheld or paid over by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member.  If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Units shall pay to the Company as a contribution to the capital of the Company, the amount of such excess.
(c)       The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption.  To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents.  Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

ARTICLE VI

DISSOLUTION AND LIQUIDATION

6.1.       Dissolution.
The Company shall be dissolved:
(a)       upon the affirmative vote to dissolve the Company by: (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;
(b)       upon the failure of Members to elect a successor Manager at a meeting called by the Adviser in accordance with Section 2.6 hereof when no Manager remains to continue the business of the Company;
(c)       upon the expiration of any two year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in Section 4.5(e) hereof, a written notice to the Company requesting to tender all of its Units for repurchase by the Company if such Units have not been repurchased by the Company; or
(d)       as required by operation of law.
Dissolution of the Company shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Company as provided above, but the Company shall not terminate until the assets of the Company have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2.       Liquidation of Assets.
(a)       Upon the dissolution of the Company as provided in Section 6.1 hereof, the Board of Managers shall promptly appoint the Board of Managers or the Adviser as the liquidator and the Board of Managers or the Adviser shall liquidate the business and administrative affairs of the Company, except that if the Board of Managers does not appoint the Board of Managers or the Adviser as the liquidator or the Board of Managers or the Adviser is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Company.  Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof.  The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:
(1)
the debts of the Company, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Company's assets to the Members has been completed, shall first be paid on a pro rata basis;

(2)	such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis; and

(3)
the Members shall next be paid on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

(b)       Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Company, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Company; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

ARTICLE VII

ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

7.1.       Accounting and Reports.
(a)       The Company shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Company.  The Company's accounts shall be maintained in U.S. currency.
(b)       As soon as practicable after the end of each Taxable Year, the Company shall furnish to each Member such information regarding the operation of the Company and such Member's Units as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.
(c)       Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Company shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act.  The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted auditing standards.  The Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.
7.2.       Determinations by the Board of Managers.
(a)       All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.
(b)       The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss or any components comprising the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Company and the intended allocation thereof among the Members.
7.3.       Valuation of Assets.
(a)       Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Company as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act.  In determining the value of the assets of the Company, no value shall be placed on the goodwill or name of the Company, or the office records, files, statistical data or any similar intangible assets of the Company not normally reflected in the Company's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.
(b)       The Company will value Units in the Company at fair value, which ordinarily will be the value determined by the Board of Managers in accordance with the policies established by the Company.
(c)       Notwithstanding the previous sub-paragraph, in a situation where a Portfolio Manager allocates a Portfolio Fund's assets to special investment accounts or side pockets, the current fair value of the Master Fund's interest in that Portfolio Fund may not be accurately reflected in the Master Fund's and, thus, the Company's net asset value.  This is because the Portfolio Manager's most recent computation of the fair value of the special investment account or side pocket may have last occurred a significant amount of time (i.e., as much as eleven months or longer) before the current monthly computation of the Company's and the Master Fund's net asset value.  As a result, for any given month, the stated net asset value of the Master Fund and, thus, the Company may, under certain circumstances, be higher or lower than the value that would otherwise have been utilized had the Portfolio Manager determined and reported the fair value of any side pocket as of the end of the most recent calendar month.
(d)       The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

8.1.       Amendment of Limited Liability Company Agreement.
(a)       Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.
(b)       Any amendment that would:
(1)	increase the obligation of a Member to make any contribution to the capital of the Company;

(2)	reduce the Capital Account of a Member other than in accordance with Article V; or

(3)	modify the events causing the dissolution of the Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to have all of its Units repurchased by the Company.
(c)       The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.1 shall specifically include the power to:
(1)	restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)
amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

(3)
amend this Agreement to make such changes as may be necessary or advisable to ensure that the Company will not be treated as an association or as a publicly traded partnership taxable as a corporation for Federal tax purposes.

(d)       The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2.       Special Power of Attorney.
(a)       Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Company's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:
(1)	any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)	any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

(3)
all such other instruments, documents and certificates that, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

(b)       Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member's consent.  If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.  Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.
(c)       This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:
(1)
shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or Board of Managers shall have had notice thereof; and

(2)
shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Units, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

8.3.       Notices.
Except as otherwise set forth in this Agreement, notices that are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the

Company.  Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier.  A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.
8.4.       Agreement Binding Upon Successors and Assigns.
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.
8.5.       Applicability of 1940 Act and Form N-2.
The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that will affect numerous aspects of the conduct of the Company's business and of the rights, privileges and obligations of the Members.  Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act, other Federal securities laws and the Form N-2.
8.6.       Choice of Law; Arbitration.
(a)       Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.
(b)       Unless otherwise agreed in writing, each Member agrees to submit all controversies arising between Members or one or more Members and the Company to arbitration in accordance with the provisions set forth below and understands that:
(1)	arbitration is final and binding on the parties;

(2)	they are waiving their right to seek remedies in court, including the right to a jury trial;

(3)	pre-arbitration discovery is generally more limited and different from court proceedings;

(4)	the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(5)	the panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c)       All controversies that may arise among Members and one or more Members and the Company concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law.  Any arbitration under this Agreement shall be determined before and in accordance with the rules then obtaining of either the New York Stock Exchange, Inc. (the "NYSE") or the National Association of Securities Dealers, Inc. (the "NASD"), as the Member or entity instituting the arbitration may elect.  If the NYSE or NASD does not accept the arbitration for consideration, the arbitration shall be submitted to, and determined in accordance with the rules then obtaining of, the Center for Public Resources, Inc. in New York City.  Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered.  Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement.  Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.
(d)       No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court.  Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.
8.7.       Not for Benefit of Creditors.
The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers and the Company.  This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.
8.8.       Consents.
Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.
8.9.       Merger and Consolidation.
(a)       The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.
(b)       Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.
8.10.       Pronouns.
All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.
8.11.       Confidentiality.
(a)       A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.
(b)       Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.
(c)       Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.  In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.
(d)       Notwithstanding anything in this Section 8.11 to the contrary, each Member (and each employee, representative or other agent of such Member), may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Company and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Member relating to such tax treatment and tax structure.
8.12.       Certification of Non-Foreign Status.
Each Member or transferee of Units from a Member shall certify, upon admission to the Company and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Company, and shall notify the Company within 30 days of any change in such Member's status.  Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. Federal tax withholding and may be required to withdraw from the Company.
8.13.       Severability.
If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law.  If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).
8.14.       Filing of Returns.
The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Company to prepare and file, a Federal income tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each Taxable Year of the Company.
8.15.       Tax Matters Partner.
(a)       A Manager who is a Member shall be designated on the Company's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Company for purposes of Section 6231(a)(7) of the Code.  In the event that no Manager is a Member, a Member shall be so designated.  Should any Member be designated as the Tax Matters Partner for the Company pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner.  Any Member designated as the Tax Matters Partner for the Company under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Company from any and all liabilities and obligations that arise from or by reason of such designation.

(b)       Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Company holding such interests through such Pass-Thru Member.  In the event the Company shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Company is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner  shall be authorized to act for, and its decision shall be final and binding upon, the Company and each Member thereof.  All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Company.
8.16.       Tax Elections.
The Board of Managers may, in its sole discretion, cause the Company to make or revoke any tax election that the Board of Managers deems appropriate, including without limitation an election pursuant to Section 754 of the Code.
8.17.       Member Tax Basis.
Upon request of the Board of Managers, each Member agrees to provide to the Board of Managers information regarding its adjusted tax basis in its Units along with documentation substantiating such amount.

EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSE SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
MANAGERS:

/s/ Charles S. Crow III
Charles S. Crow III

/s/ Richard B. Gross
Richard B. Gross

/s/ David C. Reed
David C. Reed

/s/ Craig Krawiec
Craig Krawiec

MEMBERS:

Each person who shall sign an investor application or certification and who shall be accepted by the Board of Managers to the Company as a Member.

APPENDIX B:  INVESTOR CERTIFICATION
ARDEN SAGE MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.L.C.  (THE "FUND")
(FOR TAX-EXEMPT U.S. AND NON-U.S. INVESTORS)

I hereby certify that I am: (A) (i) a natural person (including participants in individual retirement accounts), who has (a) an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor's primary residence and any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units, and including any indebtedness that is secured by the investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units), or (b) an income (exclusive of any income attributable to their spouse) in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of the two most recent years, and has a reasonable expectation of reaching the same income level in the current year; (ii) an entity, including a corporation, foundation, endowment, partnership or limited liability company, that has total assets in excess of $5 million and that was not formed for the specific purpose of acquiring the securities offered (or each equity owner is a person who has an individual income (exclusive of any income attributable to a spouse) in excess of $200,000 in each of the two most recent years, or joint income with a spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor's primary residence and any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units, and including any indebtedness that is secured by the investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units)); or (iii) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered and the purchase is directed by a sophisticated person (as used in the foregoing sentence, a "sophisticated person" is one who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment), or a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in a fiduciary capacity and subscribing for the purchase of the securities being offered on behalf of a trust account or accounts, or a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are eligible investors as described in (i); or (B) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered.
I am exempt from U.S. federal income taxation, and the basis for such exemption is:                                                                               ; or I am a non-resident alien or foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations) for purposes of U.S. Federal income taxation.  I have completed the appropriate Form W-9, Form W-8BEN, Form W-8IMY, Form W-8EXP or Form W-8ECI, included herein, as applicable.

Print Investor Name:

I understand that it may be a violation of state and Federal law for me to provide this certification if I know that it is not true.  I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein.  I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost.  I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am aware of the Fund's limited provisions for transferability and withdrawal and have carefully read and understand the "Redemptions, Repurchases of Units and Transfers" provision in the prospectus.

If I am the fiduciary executing this investor certification on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"):  (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment.  However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund.  I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify the Adviser and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Amended and Restated Limited Liability Company Agreement (the "Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix A to the prospectus.  I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

B-i

Please check one of the following boxes: ☐ Initial Investment: ☐ Additional Investment

Date of Fund prospectus: ______________________

Initial Amount Invested: $______________________ Additional Amount Invested: $______________________

The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to establish, as applicable, your exemption from backup withholding or your status as a non-U.S. person.

Investor Signature Required

Print Investor Name: ______________________

Investor Signature: ______________________ Date: ______________________

Investor Address: ______________________

Investor Email Address: ______________________

IRA Custodian Signature (if applicable): ______________________

Account Number (if applicable): ☐ SSN/Tax ID Number: ☐

**Arden Sage Multi-Strategy TEI Institutional Fund, LLC**
**Wire Instructions for Investors**
**Escrow Account**
JP Morgan Chase
New York, NY USA
ABA: 021-000-021
Acct Name: Arden Sage Multi Strat TEI Inst LLC
Acct #: 796709822

**Please mail completed form to:**

Arden Asset Management LLC
Attn: Operations Group
375 Park Avenue, 32nd Floor
New York, NY 10152
Fax# (212) 446-2050

To be completed by Financial Advisor (if applicable):

Financial Advisor Firm: ______________________

Print Financial Advisor Name: ______________________ Financial Advisor Signature: ______________________

Financial Advisor Email Address: ______________________ Financial Advisor Telephone #: ______________________

Financial Advisor Address: ______________________

B-ii

Form **W-9**
(Rev. December 2011)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give form to the requester. Do not send to the IRS.

Print or type
See **Specific Instructions** on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:

☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ___________________

☐ Other (see instructions) ▶

☐ Exempt payee

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

☐☐☐ - ☐☐ - ☐☐☐☐

Employer identification number

☐☐ - ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify that you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X Form **W-9** (Rev. 12-2011)

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Form W-9 (Rev. 12-2011) Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

- The U.S. owner of a disregarded entity and not the entity,
- The U.S. grantor or other owner of a grantor trust and not the trust, and
- The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see *Special rules for partnerships* on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

B-iv

Form W-9 (Rev. 12-2011) Page 3

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/ disregarded entity name" line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the "Business name/ disregarded entity name," sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also C Corporations
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7[2]

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.*

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see *Exempt Payee* on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

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Form W-9 (Rev. 12-2011) Page 4

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity [4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

***NOTE.** Grantor must also provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

B-vi

Form **W-8BEN**

(Rev. February 2006)

Department of the Treasury
Internal Revenue Service

Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding

► Section references are to the Internal Revenue Code. ► See separate instructions.
► Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for:	**Instead, use Form:**
• A U.S. citizen or other U.S. person, including a resident alien individual	W-9
• A person claiming that income is effectively connected with the conduct of a trade or business in the United States	W-8ECI
• A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions)	W-8ECI or W-8IMY
• A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions)	W-8ECI or W-8EXP

Note: *These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.*

• A person acting as an intermediary	W-8IMY

Note: *See instructions for additional exceptions.*

Part I Identification of Beneficial Owner (See instructions.)

1 Name of individual or organization that is the beneficial owner

2 Country of incorporation or organization

3 Type of beneficial owner: ☐ Individual ☐ Corporation ☐ Disregarded entity ☐ Partnership ☐ Simple trust ☐ Grantor trust ☐ Complex trust ☐ Estate ☐ Government ☐ International organization ☐ Central bank of issue ☐ Tax-exempt organization ☐ Private foundation

4 Permanent residence address (street, apt. or suite no., or rural route). **Do not use a P.O. box or in-care-of address.**

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

5 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

6 U.S. taxpayer identification number, if required (see instructions) ☐ SSN or ITIN ☐ EIN

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

Part II Claim of Tax Treaty Benefits (if applicable)

9 **I certify that (check all that apply):**

a ☐ The beneficial owner is a resident of .... within the meaning of the income tax treaty between the United States and that country.

b ☐ If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).

c ☐ The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).

d ☐ The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).

e ☐ The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10 **Special rates and conditions** (if applicable—see instructions): The beneficial owner is claiming the provisions of Article .... of the treaty identified on line 9a above to claim a ....% rate of withholding on (specify type of income): ....

Explain the reasons the beneficial owner meets the terms of the treaty article: ....

....

Part III Notional Principal Contracts

11 ☐ I have provided or will provide a statement that identifies those notional principal contracts from which the income is **not** effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.

Part IV Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

1 I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,

2 The beneficial owner is not a U.S. person,

3 The income to which this form relates is (a) not effectively connected with the conduct of a trade or business in the United States, (b) effectively connected but is not subject to tax under an income tax treaty, or (c) the partner's share of a partnership's effectively connected income, **and**

4 For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here ► .... Signature of beneficial owner (or individual authorized to sign for beneficial owner) .... Date (MM-DD-YYYY) .... Capacity in which acting

For Paperwork Reduction Act Notice, see separate instructions Cat. No. 25047Z Form **W-8BEN** (Rev. 2-2006)

B-vii

Form **W-8IMY**
(Rev. February 2006)
Department of the Treasury
Internal Revenue Service

Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding

► Section references are to the Internal Revenue Code. ► See separate instructions.
► Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for:	Instead, use Form:
• A beneficial owner solely claiming foreign status or treaty benefits	W-8BEN
• A hybrid entity claiming treaty benefits on its own behalf	W-8BEN
• A person claiming that income is effectively connected with the conduct of a trade or business in the United States	W-8ECI
• A disregarded entity. Instead, the single foreign owner should use	W-8BEN or W-8ECI
• A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b)	W-8EXP

Part I Identification of Entity

1 Name of individual or organization that is acting as intermediary

2 Country of incorporation or organization

3 Type of entity — check the appropriate box:
- ☐ Qualified intermediary. Complete Part II.
- ☐ Nonqualified intermediary. Complete Part III.
- ☐ U.S. branch. Complete Part IV.
- ☐ Withholding foreign partnership. Complete Part V.
- ☐ Withholding foreign trust. Complete Part V.
- ☐ Nonwithholding foreign partnership. Complete Part VI.
- ☐ Nonwithholding foreign simple trust. Complete Part VI.
- ☐ Nonwithholding foreign grantor trust. Complete Part VI.

4 Permanent residence address (street, apt. or suite no., or rural route). **Do not use P.O. box.**

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

5 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

6 U.S. taxpayer identification number (if required, see instructions) ►
☐ SSN or ITIN ☐ EIN ☐ QI-EIN

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

Part II Qualified Intermediary

9a ☐ (All qualified intermediaries check here) I certify that the entity identified in Part I:

- Is a qualified intermediary and is not acting for its own account with respect to the account(s) identified on line 8 or in a withholding statement associated with this form **and**
- Has provided or will provide a withholding statement, as required.

b ☐ (If applicable) I certify that the entity identified in Part I has assumed primary withholding responsibility under Chapter 3 of the Code with respect to the account(s) identified on this line 9b or in a withholding statement associated with this form ► ....

c ☐ (If applicable) I certify that the entity identified in Part I has assumed primary Form 1099 reporting and backup withholding responsibility as authorized in its withholding agreement with the IRS with respect to the account(s) identified on this line 9c or in a withholding statement associated with this form ► ....

Part III Nonqualified Intermediary

10a ☐ (All nonqualified intermediaries check here) I certify that the entity identified in Part I is not a qualified intermediary and is not acting for its own account.

b ☐ (If applicable) I certify that the entity identified in Part I is using this form to transmit withholding certificates and/or other documentary evidence and has provided or will provide a withholding statement, as required.

For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25402Q Form **W-8IMY** (Rev. 2-2006)

B-viii

B-ix

Form **W-8EXP**
(Rev. February 2006)
Department of the Treasury
Internal Revenue Service

Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding

(For use by foreign governments, international organizations, foreign central banks of issue, foreign tax-exempt organizations, foreign private foundations, and governments of U.S. possessions.)

► Section references are to the Internal Revenue Code. ► See separate instructions.

► Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for:	**Instead, use Form:**
• Any foreign government or other foreign organization that is not claiming the applicability of section(s) 115(2),501(c), 892, 895, or 1443(b).	W-8BEN or W-8ECI
• A beneficial owner solely claiming foreign status or treaty benefits.	W-8BEN
• A foreign partnership or a foreign trust.	W-8BEN or W-8IMY
• A person claiming that income is effectively connected with the conduct of a trade or business in the United States.	W-8ECI
• A person acting as an intermediary.	W-8IMY

Part I Identification of Beneficial Owner (See instructions before completing this part.)

1 Name of organization

2 Country of incorporation or organization

3 Type of entity ☐ Foreign government ☐ International organization ☐ Foreign central bank of issue (not wholly owned by the foreign sovereign) ☐ Foreign tax-exempt organization ☐ Government of a U.S. possession ☐ Foreign private foundation

4 Permanent address (street, apt. or suite no., or rural route). **Do not use P.O. box.**

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

5 Mailing address (if different from above)

City or town, state or province. Include postal or ZIP code where appropriate.

Country (do not abbreviate)

6 U.S. taxpayer identification number, if required (see instructions)

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

Part II Qualified Statement

9 For a foreign government:

a ☐ I certify that the entity identified in Part I is a foreign government within the meaning of section 892 and the payments are within the scope of the exemption granted by section 892.

Check box 9b or 9c, whichever applies:

b ☐ The entity identified in Part I is an integral part of the government of ....

c ☐ The entity identified in Part I is a controlled entity of the government of ....

10 For an international organization:

☐ I certify that:

- The entity identified in Part I is an international organization within the meaning of section 7701(a)(18) **and**
- The payments are within the scope of the exemption granted by section 892.

11 For a foreign central bank of issue (not wholly owned by the foreign sovereign):

☐ I certify that:

- The entity identified in Part I is a foreign central bank of issue.
- The entity identified in Part I does not hold obligations or bank deposits to which this form relates for use in connection with the conduct of a commercial banking function or other commercial activity, **and**
- The payments are within the scope of the exemption granted by section 895.

(Part II and required certification continued on page 2)

For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25401F Form **W-8EXP** (Rev. 2-2006)

B-x

B-xi

Form **W-8ECI**

(Rev. February 2006)

Department of the Treasury
Internal Revenue Service

Certificate of Foreign Person's Claim That Income Is Effectively Connected With the Conduct of a Trade or Business in the United States

▶ **Section references are to the Internal Revenue Code.** ▶ **See separate instructions.**

▶ **Give this form to the withholding agent or payer. Do not send to the IRS.**

OMB No. 1545-1621

Note: *Persons submitting this form must file an annual U.S. income tax return to report income claimed to be effectively connected with a U.S. trade or business (see instructions).*

Do not use this form for: **Instead, use Form:**

- A beneficial owner solely claiming foreign status or treaty benefits. . . . . W-BEN
- A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) W-8EXP

Note: *These entities should use Form W-8ECI if they received effectively connected income (e.g., income from commercial activities).*

- A foreign partnership or a foreign trust (unless claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States) . . . . W8BEN or W-8IMY
- A person acting as an intermediary W-8IMY

Note: *See instructions for additional exceptions.*

Part I Identification of Beneficial Owner (See instructions.)

1 Name of individual or organization that is the beneficial owner

2 Country of incorporation or organization

3 Type of entity (check the appropriate box): ☐ Individual ☐ Corporation ☐ Disregarded entity
☐ Partnership ☐ Simple trust ☐ Complex trust ☐ Estate
☐ Government ☐ Grantor trust ☐ Central bank of issue ☐ Tax-exempt organization
☐ Private foundation ☐ International organization

4 Permanent residence address (street, apt. or suite no., or rural route). **Do not use a P.O. box.**

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

5 Business address in the United States (street, apt. or suite no., or rural route). **Do not use a P.O. box.**

City or town, state, and ZIP code

6 U.S. taxpayer identification number (required—see instructions)
☐ SSN or ITIN ☐ EIN

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

9 Specify each item of income that is, or is expected to be, received from the payer that is effectively connected with the conduct of a trade or business in the United States (attach statement if necessary)

Part II Certification

Sign Here

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

- I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,
- The amounts for which this certification is provided are effectively connected with the conduct of a trade or business in the United States and are includible in my gross income (or the beneficial owner's gross income) for the taxable year, **and**
- The beneficial owner is not a U.S. Person.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Signature of beneficial owner (or individual authorized to sign for beneficial owner) Date (MM-DD-YYYY) Capacity in which acting

For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25045D Form **W-8ECI** (Rev. 2-2006)

B-xii

APPENDIX C
FUND AND ADVISER PERFORMANCE INFORMATION
As further described in the attached Prospectus, effective October 1, 2011, Arden Asset Management LLC (the "Adviser") serves as the investment adviser of Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.) (the "Fund").  Prior to October 1, 2011, the Fund was advised by Robeco Investment Management, Inc., a Delaware corporation ("Robeco").  As of October 1, 2011, Robeco transferred to the Adviser management of Robeco's fund of hedge funds division, Robeco-Sage, and the Adviser replaced Robeco as the investment adviser of the Fund and other Robeco-Sage investment vehicles (collectively with the Fund, the "Arden Sage Funds").
Robeco employed, and the Adviser employs, an investment program for the Fund and Arden Sage Multi-Strategy Master Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy Master Fund, L.L.C.) (the "Master Fund") that is substantially the same as the investment program that is employed in managing the other feeder funds and various other investment vehicles  (the "Other Vehicles") advised by the Adviser.  The Other Vehicles have investment objectives, programs, policies and strategies that are substantially the same as those of the Fund and the Master Fund.  The Adviser selects on behalf of the Other Vehicles various portfolio managers with which it will invest the Other Vehicles' assets.  The personnel of the Adviser who are responsible for managing the investment portfolios of the Fund and the Master Fund manage the investment portfolios of the Other Vehicles.  The performance information shown in the following tables reflects periods during which Robeco served as investment adviser of the Fund, the Master Fund and the Other Vehicles.  Since the Adviser assumed responsibility for the Arden Sage Funds, the day-to-day management of the portfolios of the Master Fund and the Other Vehicles has remained the responsibility of Paul S. Platkin, Chief Investment Officer of the Arden Sage Funds, and Darren S. Wolf, a Managing Director of the Adviser, with the oversight of the Adviser's Investment Committee.  Further, the investment objectives and principal investment strategies of the Arden Sage Funds have not changed.
Because of the similarity of investment programs, as a general matter, the Adviser will consider participation by the Fund and the Master Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Other Vehicles.  The Adviser will evaluate for the Fund, the Master Fund and the Other Vehicles a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund, the Master Fund or the Other Vehicles at a particular time.  Because these considerations may differ for the Fund, the Master Fund and the Other Vehicles in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund, the Master Fund and each of the Other Vehicles will differ.  (See "Conflicts of Interest.")
The following tables set forth composite monthly performance information of the Fund, Arden Sage Triton Fund, L.L.C. ("Triton") (which, upon consummation of the Reorganization, became the oldest feeder fund into the Master Fund), the Other Vehicles, and various indices for the periods indicated.  The returns shown reflect the actual fees and expenses incurred.  The tables should be read in conjunction with the notes thereto.  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF TRITON AND THE OTHER VEHICLES BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND OR THE MASTER FUND.  Prospective investors should recognize that the Fund's fees and expenses may be higher than those of each of Triton and the Other Vehicles.  Accordingly, had Triton's or the Other Vehicles' performance records reflected the Fund's fees and estimated expenses, Triton's or the Other Vehicles' returns shown in the tables may have been lower.  Furthermore, there are certain differences between the investment policies of the Fund and the Other Vehicles.  Unlike the Fund, certain of the Other Vehicles are not subject to certain investment limitations imposed by applicable securities laws which, if applicable, may have adversely affected the Other Vehicles' performance.  The future performance of the Fund, Triton, the Other Vehicles and the various indices may differ.

C-i

Performance Information of the Fund*

MONTHLY RETURNS AS OF DECEMBER 31, 2011
	Jan.	Feb.	Mar.	Apr.	May	Jun.	Jul.	Aug.	Sep.	Oct.	Nov.	Dec.	YTD
2008											-1.55%	-1.00%	-2.54%
2009	1.68%	-0.12%	0.12%	1.01%	2.82%	0.81%	1.42%	1.14%	1.39%	0.22%	0.43%	1.06%	12.64%
2010	0.31%	0.79%	1.32%	0.22%	-1.75%	-0.72%	0.60%	0.38%	1.44%	1.05%	0.00%	1.38%	5.08%
2011	0.87%	0.74%	0.37%	1.05%	-0.43%	-1.34%	0.19%	-3.30%	-3.42%	1.59%	-0.39%	-0.51%	-4.63%

ANNUAL RETURNS FOR EACH CALENDAR YEAR
	20081	2009	2010	2011
Fund1	-2.54%	12.64%	5.08%	4.63%
S&P 5002,3	-6.19%	26.46%	15.06%	2.11%
BC Agg.2,4	7.11%	5.93%	6.54%	7.84%
HFRI Composite FoF Index2,5	-4.09%	11.47%	5.70%	-5.67%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	1 Year	3 Year	5 Year	7 Year	Since Inception6
Fund	-4.63%	4.12%	NA	NA	3.06%
S&P 5002,3	2.11%	14.11%	NA	NA	11.06%
BC Agg.2,4	7.84%	6.77%	NA	NA	8.73%
HFRI Composite FoF Index2,5	-5.67%	3.59%	NA	NA	2.04%

RISK STATISTICS6 AS OF DECEMBER 31, 2011
	Average Annual Total Returns Since Inception6	Standard Deviation7	Sharpe Ratio8
Fund	3.06%	4.47%	0.65
S&P 5002,3	11.06%	19.05%	0.57
BC Agg.2,4	8.73%	3.59%	2.39
HFRI Composite FoF Index2,5	2.04%	4.95%	0.38
___________________________________________________________________
*
The performance data quoted represents past performance; past performance does not guarantee future results. Investment returns and principal value will fluctuate so that Units, when repurchased, may be worth more or less than their original cost and current performance may be lower or higher than the performance data quoted.  All performance data is net of all fees and expenses, including the Fund's asset-based fees and the fees paid to the underlying Portfolio Managers.  Performance numbers have not been audited.  The information contained in this table was prepared by the Adviser.

1	Reflects annual returns for the period from the Fund's commencement of operations on November 1, 2008 through December 31, 2008.

2
Indices are provided only to show how the Fund's returns compare to a broad range of securities. Indices are not actively managed, are not available for direct investment and do not have costs, fees, or other expenses associated with their performance. Indices are comprised of significantly more securities than invested in by the Fund's underlying managers, who may invest in securities not similar to those in the indices.

3
S&P 500 Index: Standard & Poor's 500 Total Return Index. Periods greater than one year are annualized. The S&P 500 is a market capitalization weighted index consisting of 500 stocks chosen from market size, liquidity and industry group representation, among other factors.  The S&P 500 is designed to be a leading indicator of U.S. equities, and it is meant to reflect the risk/return characteristics of the large-cap universe.

4
BC Aggregate Index: The Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States.

5
HFRI FoF Composite Index: Hedge Fund Research Fund of Fund Composite Index includes a representative group of various funds of funds, each of which invests with multiple managers and has an objective of reducing the risk associated with investments in a single manager. It is an equal weighted index.  There are no asset-size or track record length minimums required for inclusion.  Funds that close or stop reporting are included in the index up until the last reporting date.  Both domestic and offshore funds are included in the index.  Returns take into account the fees and expenses charged by the portfolio funds comprising the HFRI FoF Composite Index.

6	Returns and Risk numbers are measured from the commencement of investment operations of the Fund on November 1, 2008.

C- ii

7	A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

8
A mathematical measure utilized to assess the risk-adjusted return of a portfolio.  The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard deviation of portfolio return.

OTHER DISCLOSURES
This information is intended for illustration purposes only.  No index is directly comparable to the Fund, the Master Fund, Triton or the Other Vehicles.  Past performance is not indicative of future results or performance of any account managed by the Adviser, including the Fund and the Master Fund.  There is no guarantee that the Fund or the Master Fund will achieve their investment objectives.

C- iii

Performance Information of Triton*

MONTHLY RETURNS AS OF DECEMBER 31, 2011
	Jan.	Feb.	Mar.	Apr.	May	Jun.	Jul.	Aug.	Sep.	Oct.	Nov.	Dec.	YTD
2003										0.99%	0.89%	1.27%	3.18%
2004	1.35%	0.69%	0.41%	-0.37%	-0.68%	0.42%	-0.84%	-0.03%	0.63%	0.40%	2.20%	1.32%	5.60%
2005	0.04%	1.21%	-0.14%	-1.46%	0.81%	1.24%	1.80%	0.85%	1.33%	-1.24%	0.53%	1.72%	6.83%
2006	2.43%	0.41%	1.63%	1.51%	-1.38%	-0.42%	-0.04%	0.58%	0.61%	1.40%	1.54%	1.67%	10.34%
2007	1.32%	0.85%	1.39%	1.70%	1.81%	0.14%	-1.17%	-1.72%	1.76%	2.07%	-1.92%	0.19%	6.46%
2008	-3.30%	1.05%	-3.27%	1.35%	1.67%	-1.34%	-1.95%	-1.06%	-7.06%	-5.42%	-2.96%	-1.94%	-22.03%
2009	1.66%	-0.16%	0.07%	1.00%	2.77%	0.76%	1.39%	1.12%	1.38%	0.18%	0.39%	1.03%	12.21%
2010	0.28%	0.76%	1.29%	0.17%	-1.77%	-0.74%	0.56%	0.33%	1.41%	1.02%	-0.05%	1.35%	4.65%
2011	0.84%	0.71%	0.33%	1.00%	-0.48%	-1.39%	0.15%	-3.36%	-3.49%	1.55%	-0.44%	-0.56%	-5.16%

ANNUAL RETURNS FOR EACH CALENDAR YEAR
	20031	2004	2005	2006	2007	2008	2009	2010	2011
Fund	3.18%	5.60%	6.83%	10.34%	6.46%	-22.03%	12.21%	4.65%	-5.16%
S&P 5002,3	12.18%	10.88%	4.92%	15.74%	5.49%	-37.00%	26.46%	15.06%	2.11%
BC Agg.2,4	0.32%	4.34%	2.43%	4.33%	6.97%	5.24%	5.93%	6.54%	7.84%
HFRI Composite FoF Index2,5	3.74%	6.86%	7.49%	10.25%	10.25%	-21.37%	11.47%	5.70%	-5.67%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	1 Year	3 Year	5 Year	7 Year	Since Inception6
Fund	-5.16%	3.65%	-1.56%	1.23%	2.10%
S&P 5002,3	2.11%	14.11%	-0.25%	2.64%	4.97%
BC Agg.2,4	7.84%	6.77%	6.50%	5.60%	5.31%
HFRI Composite FoF Index2,5	-5.67%	3.59%	-0.74%	1.98%	2.96%

RISK STATISTICS6 AS OF DECEMBER 31, 2011
	Average Annual Total Returns Since Inception6	Standard Deviation7	Sharpe Ratio8
Fund	2.10%	5.65%	0.03
S&P 5002,3	4.97%	15.47%	0.19
BC Agg.2,4	5.31%	3.46%	0.95
HFRI Composite FoF Index2,5	2.96%	5.91%	0.17
___________________________________________________________________
*
The performance data quoted represents past performance of Triton only.  Triton, upon the Reorganization, became the oldest feeder fund into the Master Fund.  Prior to the Reorganization, Triton was invested in a master fund that was substantially identical to the Master Fund.  (There were minor differences in the performance of the Fund and Triton, reflecting Triton's somewhat different fee structure and that, prior to the Reorganization, it had a marginally different investment portfolio.)  Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that Units, when repurchased, may be worth more or less than their original cost and current performance may be lower or higher than the performance data quoted.  All performance data is net of all fees and expenses, including Triton's asset-based fees and the fees paid to the underlying Portfolio Managers.  The performance data does not include the upfront sales load and if reported, the maximum 2% upfront sales load would reduce the performance quoted.  Performance numbers have not been audited.  The information contained in this table was prepared by the Adviser.

1	Reflects annual returns for the period from the Fund's commencement of operations on September 30, 2003 through December 31, 2003.

2
Indices are provided only to show how the Fund's returns compare to a broad range of securities. Indices are not actively managed, are not available for direct investment and do not have costs, fees, or other expenses associated with their performance. Indices are comprised of significantly more securities than invested in by the Fund's underlying managers, who may invest in securities not similar to those in the indices.

3
S&P 500 Index: Standard & Poor's 500 Total Return Index.  Periods greater than one year are annualized. The S&P 500 is a market capitalization weighted index consisting of 500 stocks chosen from market size, liquidity and industry group representation, among other factors.  The S&P 500 is designed to be a leading indicator of U.S. equities, and it is meant to reflect the risk/return characteristics of the large-cap universe.

C- iv

4
BC Aggregate Index: The Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States.

5
HFRI FoF Composite Index: Hedge Fund Research Fund of Fund Composite Index includes a representative group of various funds of funds, each of which invests with multiple managers and has an objective of reducing the risk associated with investments in a single manager. It is an equal weighted index.  There are no asset-size or track record length minimums required for inclusion.  Funds that close or stop reporting are included in the index up until the last reporting date.  Both domestic and offshore funds are included in the index.  Returns take into account the fees and expenses charged by the portfolio funds comprising the HFRI FoF Composite Index.

6	Returns and Risk numbers are measured from the commencement of investment operations of the Fund on September 30, 2003.

7	A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

8
A mathematical measure utilized to assess the risk-adjusted return of a portfolio.  The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard deviation of portfolio return.

OTHER DISCLOSURES
This information is intended for illustration purposes only.  No index is directly comparable to the Fund, the Master Fund, Triton or the Other Vehicles.  Past performance is not indicative of future results or performance of any account managed by the Adviser, including the Fund and the Master Fund.  There is no guarantee that the Fund or the Master Fund will achieve their investment objectives.

C- v

Composite Performance Information of Other Vehicles and Triton1

MONTHLY RETURNS AS OF DECEMBER 31, 2011
	Jan.	Feb.	Mar.	Apr.	May	Jun.	Jul.	Aug.	Sep.	Oct.	Nov.	Dec.	YTD
1994	1.50%	-1.40%	-1.78%	-1.42%	0.97%	-0.72%	1.21%	1.59%	0.16%	0.20%	-1.46%	0.16%	-1.07%
1995	-0.57%	0.35%	0.67%	0.91%	0.57%	1.66%	2.26%	1.49%	1.50%	-0.53%	0.79%	1.96%	11.59%
1996	3.93%	0.72%	0.56%	3.42%	1.86%	-0.69%	-0.70%	2.67%	1.75%	2.19%	2.42%	1.80%	21.72%
1997	2.26%	2.56%	0.55%	0.72%	2.77%	1.88%	3.83%	0.64%	2.44%	-0.37%	-1.45%	0.83%	17.85%
1998	0.53%	2.21%	2.46%	0.61%	-2.44%	-0.94%	-0.41%	-6.80%	-2.32%	1.53%	3.34%	1.76%	-0.91%
1999	2.44%	-0.89%	4.14%	4.13%	2.78%	2.35%	1.34%	0.63%	1.68%	1.16%	4.26%	5.63%	33.79%
2000	1.97%	3.31%	1.73%	-0.59%	0.01%	2.43%	0.21%	2.28%	0.31%	0.20%	-1.11%	1.32%	12.64%
2001	2.35%	1.15%	0.54%	1.12%	0.35%	0.76%	0.03%	1.21%	0.03%	0.79%	0.26%	0.79%	9.77%
2002	0.61%	-0.33%	0.55%	0.92%	0.69%	-1.37%	-1.29%	0.30%	0.58%	-0.38%	0.97%	0.89%	2.12%
2003	1.64%	0.32%	0.49%	1.14%	1.47%	1.23%	0.36%	0.62%	1.34%	1.38%	0.89%	1.50%	13.09%
2004	1.46%	1.10%	0.60%	-0.40%	-0.43%	0.44%	-0.77%	0.08%	0.75%	0.46%	2.43%	1.47%	7.40%
2005	0.28%	1.24%	-0.02%	-1.12%	0.90%	1.33%	1.67%	0.75%	1.63%	-1.12%	0.93%	1.84%	8.58%
2006	2.43%	0.27%	1.73%	1.57%	-1.46%	-0.35%	0.24%	0.56%	0.68%	1.57%	1.51%	1.67%	10.86%
2007	1.47%	0.78%	1.42%	1.75%	1.79%	0.35%	-0.95%	-1.57%	1.79%	2.02%	-1.68%	0.29%	7.60%
2008	-3.19%	1.09%	-3.02%	1.22%	1.56%	-1.10%	-2.00%	-1.09%	-7.00%	-5.40%	-3.45%	-2.10%	-22.22%
2009	1.52%	-0.24%	-0.08%	0.97%	2.63%	0.59%	1.45%	1.17%	1.58%	0.23%	0.55%	0.96%	11.90%
2010	0.23%	0.95%	1.19%	0.16%	-1.74%	-0.83%	0.52%	0.37%	1.44%	0.93%	-0.01%	1.45%	4.72%
2011	0.79%	0.73%	0.24%	1.02%	-0.47%	-1.42%	0.16%	-3.15%	-3.32%	1.66%	-0.51%	-0.56%	-4.84%

Composite Performance Information of Other Vehicles, Triton and Various Indices
ANNUAL RETURNS FOR EACH CALENDAR YEAR
	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Other Vehicles1	-1.07%	11.59%	21.72%	17.85%	-0.91%	33.79%	12.64%	9.77%	2.12%	13.09%	7.40%	8.58%	10.86%	7.60%	-22.22%	11.91%	4.75%	-4.84%
S&P 5002,3	1.32%	37.58%	22.96%	33.36%	28.58%	21.04%	-9.10%	-11.89%	-22.10%	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%
BC Agg.2,4	-2.92%	18.47%	3.63%	9.65%	8.69%	-0.82%	11.63%	8.44%	10.25%	4.10%	4.34%	2.43%	4.33%	6.97%	5.24%	5.93%	6.54%	7.84%
HFRI FoF Composite Index2,5	-3.48%	11.10%	14.39%	16.20%	-5.11%	26.47%	4.07%	2.80%	1.02%	11.61%	6.86%	7.97%	10.25%	10.23%	-21.37%	11.47%	5.70%	-5.67%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	1 Year	3 Year	5 Year	7 Year	Since Inception6
Other Vehicles1	-4.84%	3.71%	-1.36%	1.68%	7.41%
S&P 5002,3	2.11%	14.11%	-0.25%	2.64%	7.70%
BC Agg.2,4	7.84%	6.77%	6.50%	5.60%	6.28%
HFRI FoF Composite Index2,5	-5.67%	3.59%	-0.74%	1.98%	5.29%

RISK STATISTICS6 AS OF DECEMBER 31, 2011
	Average Annual Total Returns Since Inception6	Standard Deviation7	Sharpe Ratio8
Other Vehicles1	7.41%	5.72%	0.71
S&P 5002,3	7.70%	15.69%	0.27
BC Agg.2,4	6.28%	3.76%	0.78
HFRI FoF Composite Index2,5	5.29%	6.09%	0.32

C- vi

__________________________________________________________________
1	This table is based on the investment performance of the Other Vehicles and Triton. The information contained in the table was prepared by the Adviser based on the following facts and assumptions:

(a)	The composite performance information is an asset-weighted average of the returns of each of the Other Vehicles, and Triton.

(b)
Returns take into account actual fees and expenses as well as all fees and expenses and incentive allocations borne indirectly by the Other Vehicles and Triton as investors in other investment funds, including acquired funds fees and expenses.  The returns do not reflect the reinvestment of any distributions made by the Other Vehicles and Triton.  The Fund's fees and expenses may be higher than those of each of the Other Vehicles and Triton.

(c)
The composite performance information from January 1, 1994 to December 31, 1999 is based on the performance of one Other Vehicle ("Vehicle One") which commenced investment operations on January 1, 1994 (because none of the Other Vehicles had commenced investment operations).  The composite performance information from January 1, 2000 to September 30, 2003 is based on the performance of Vehicle One and one Other Vehicle which commenced investment operations on January 1, 2000 ("Vehicle Two").  The composite performance information from October 1, 2003 to November 30, 2005 is based on the performance of Vehicle One, Vehicle Two and Triton, which commenced investment operations on September 30, 2003.  The composite performance information beginning December 1, 2005 is based on the performance of Vehicle One, Vehicle Two, Triton and one Other Vehicle which commenced investment operations on December 1, 2005 ("Vehicle Three").  The composite performance information beginning April 1, 2010 is based on the performance of Vehicle One, Vehicle Two, Triton, Vehicle Three and one Other Vehicle which commenced investment operations on April 1, 2010 ("Vehicle Four").  The composite performance does not include the performance of the Fund.  PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.  UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER VEHICLES BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND OR THE MASTER FUND.

2
Indices are provided only to show how the composite returns of the Triton and the Other Vehicles compare to a broad range of securities. Indices are not actively managed, are not available for direct investment and do not have costs, fees, or other expenses associated with their performance. Indices are comprised of significantly more securities than invested in by the underlying managers of Triton and the Other Vehicles, who may invest in securities not similar to those in the indices.

3
S&P 500 Index: Standard & Poor's 500 Total Return Index. Periods greater than one year are annualized. The S&P 500 is a market capitalization weighted index consisting of 500 stocks chosen from market size, liquidity and industry group representation, among other factors.  The S&P 500 is designed to be a leading indicator of U.S. equities, and it is meant to reflect the risk/return characteristics of the large-cap universe.

4
BC Aggregate Index: The Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States.

5
HFRI FoF Composite Index: Hedge Fund Research Fund of Fund Composite Index includes a representative group of various funds of funds, each of which invests with multiple managers and has an objective of reducing the risk associated with investments in a single manager. It is an equal weighted index.  There are no asset-size or track record length minimums required for inclusion.  Funds that close or stop reporting are included in the index up until the last reporting date.  Both domestic and offshore funds are included in the index.  Returns take into account the fees and expenses charged by the portfolio funds comprising the HFRI FoF Composite Index.

6
Returns and Risk numbers are measured from the commencement of investment operations of Vehicle One on January 1, 1994, and include the performance information of Vehicle Two, Triton, Vehicle Three and Vehicle Four.

7	A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

8
A mathematical measure utilized to assess the risk-adjusted return of a portfolio.  The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard deviation of portfolio return.

OTHER DISCLOSURES
This information is intended for illustration purposes only.  No index is directly comparable to the Fund, the Master Fund, Triton or the Other Vehicles.  Past performance is not indicative of future results or performance of any account managed by the Adviser, including the Fund and the Master Fund.  There is no guarantee that the Fund or the Master Fund will achieve their investment objectives.

C-vii

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

STATEMENT OF ADDITIONAL INFORMATION
[           ], 2012

c/o Arden Asset Management LLC
375 Park Avenue
32nd Floor
New York, NY  10152

(212) 751-5252

This Statement of Additional Information ("SAI") is not a prospectus.  This SAI relates to and should be read in conjunction with the Prospectus of Arden Multi-Strategy TEI Institutional Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.) (the "Fund"), dated [       ], 2012. A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Except for the financial information discussed below, all information that is required to be provided in a statement of additional information has been included in the Fund's Prospectus, dated [        ], 2012.

i

TABLE OF CONTENTS OF SAI

Page
FINANCIAL STATEMENTS	1
FINANCIAL STATEMENTS OF THE FUND	2
FINANCIAL STATEMENTS OF THE MASTER FUND	[ ]

ii

FINANCIAL STATEMENTS

The Fund invests substantially all of its assets in Arden Sage Multi-Strategy Master Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy Master Fund, L.L.C.) (the "Master Fund").  As of January 1, 2009, Arden Sage Multi-Strategy Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy Fund, L.L.C.) (the "Transferring Fund") transferred substantially all of its assets to the Master Fund.  As of that date, the Master Fund's portfolio consisted entirely of the Transferring Fund's investments on December 31, 2008.  The Fund and the Master Fund have the same investment objective and substantially the same investment policies as those of the Transferring Fund.

The audited financial information of the Fund for the fiscal years ended March 31, 2011, 2010 and 2009, included in the Fund's Prospectus under the caption "Financial Highlights," and the audited financial statements of the Fund and the Master Fund that are included in this SAI have been so included in reliance on the consent of Anchin, Block & Anchin LLP ("ABA"), given upon their authority as experts in auditing and accounting.

The financial statements of the Transferring Fund for the fiscal years ended March 31, 2011, 2010, 2009, 2008, and 2007, which are contained in the annual reports of the Transferring Fund for such fiscal years, have been audited by ABA.  The annual reports of the Transferring Fund have been filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov, and are also available upon request by calling (866) 773-7145.

The annual reports of the Transferring Fund, containing the financial statements of the Transferring Fund, are incorporated by reference into this SAI.

The following pages contain the Fund's and the Master Fund's financial statements (audited) for the fiscal year ended March 31, 2011 and financial statements (unaudited) for the six-month period ended September 30, 2011.

SAI - Page 1

ROBECO-SAGE MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.L.C.

Financial Statements

For the year ended March 31, 2011

SAI - Page 2

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.

Financial Statements:

For a description of the portfolio holdings of the Master Fund (as defined in Note 1), into which the Fund invests substantially all of its assets, please see the attached financial statements of the Master Fund, which should be read in conjunction with the financial statements of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 908-9660; and (ii) on the Commission's website at http://www.sec.gov.

SAI - Page 3

Anchin, Block & Anchin LLP Accountants & Advisors 1375 Broadway New York, NY 10018 212 840-3456 www.anchin.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and
Members of Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C

We have audited the accompanying statement of assets and liabilities of Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. as of March 31, 2011 and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period November 1, 2008 (commencement of operations) through March 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As more fully described in the notes to the financial statements, the Fund invests substantially all of its assets in Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. The audited financial statements of Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. are attached, and are an integral part of these financial statements.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. as of March 31, 2011, and the results of its operations and its cash flows for the year then ended, statement of changes in its members’ capital for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period November 1, 2008 (commencement of operations) through March 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

New York, New York
May 26, 2011

SAI - Page 4

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Statement of Assets and Liabilities
March 31, 2011

Assets
Investment in Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	$38,643,576
Investment in advance in Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	1,000,000
Cash and cash equivalents	194,442
Due from Adviser	11,649
Total assets	39,849,667

Liabilities
Capital contributions received in advance	1,189,545
Redemptions payable	84,784
Professional fees payable	19,160
Board of Managers' fees payable	3,000
Administration fees payable	430
Other accrued expenses	4,951
Total liabilities	1,301,870

Net Assets	$38,547,797

Members' Capital
Net capital	$34,695,950
Accumulated net investment loss	(460,811)
Accumulated net realized gain on investment in Robeco-Sage
Multi-Strategy TEI Master Fund, L.L.C.	559,141
Net unrealized appreciation on investment in Robeco-Sage
Multi-Strategy TEI Master Fund, L.L.C.	3,753,517
Members' Capital	$38,547,797

Net Asset Value Per Unit (based on 32,766 units outstanding)	$1,176.44

The accompanying notes are an integral part of the financial statements.

SAI - Page 5

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Statement of Operations
For the year ended March 31, 2011

Net investment loss allocated from Robeco-Sage Multi-Strategy TEI Master
Fund, L.L.C.
Interest income	$229
Expenses	(316,908)
Net investment loss allocated from Robeco-Sage
Multi-Strategy TEI Master Fund, L.L.C.	(316,679)

Fund Expenses
Professional fees	56,554
Insurance fees	18,660
Board of Managers' fees	12,000
State registration fees	7,038
Custody fees	2,500
Administration fees	2,444
Other fees	6,378
Total fund expenses	105,574
Fund expenses reimbursed	(92,289)
Net Expenses	13,285
Net Investment Loss	(329,964)

Realized and Unrealized Gains on Investment Activities allocated from
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Net Realized Gain on Investment	878,044
Net Change in Unrealized Appreciation on Investment	928,315
Net Realized and Unrealized Gains on Investments allocated from
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	1,806,359
Net Increase in Members' Capital derived from Investment Activities	$1,476,395

The accompanying notes are an integral part of the financial statements.

SAI - Page 6

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Statement of Changes in Members’ Capital

	For the year ended March 31, 2011	For the year ended March 31, 2010
From Investment Activities
Net investment loss*	$(329,964)	$(95,936)
Net realized gain/(loss) on investment in
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	878,044	(95,784)
Net change in unrealized appreciation on investment
in Robeco-Sage Multi-Strategy TEI
Master Fund, L.L.C.	928,315	2,374,788
Net realized and unrealized gains	1,806,359	2,279,004

Net increase in Members' Capital
derived from investment activities	1,476,395	2,183,068

Members' Capital Transactions
Sales of Units	15,880,463	7,359,860
Redemptions of Units	(84,784)	(103,755)
	15,795,679	7,256,105

Net Increase in Members' Capital	17,272,074	9,439,173
Members' Capital at Beginning of Year	21,275,723	11,836,550
Members' Capital at End of Year	$38,547,797	$21,275,723

Accumulated Net Investment Loss	$(460,811)	$(130,847)

*	Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

SAI - Page 7

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Statement of Cash Flows
For the year ended March 31, 2011

Cash Flows Used in Operating Activities
Net increase in Members' Capital derived from investment activities	$1,476,395
Adjustments to reconcile net decrease in Members' Capital derived from investment activities to cash used in operating activities:
Payment for purchases of Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	(16,863,458)
Net change in unrealized appreciation on investment in
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	(928,315)
Net realized gain on investment in Robeco-Sage
Multi-Strategy TEI Master Fund, L.L.C.	(878,044)
Net investment loss allocated from Robeco-Sage	316,679
Multi-Strategy TEI Master Fund, L.L.C.
Decrease in due from Adviser	15,058
Decrease in professional fees payable	(1,029)
Increase in administration fee payable	269
Decrease in other accrued expenses	(14,419)
Net cash used in operating activities	(16,876,864)

Cash Flows from Financing Activities
Proceeds from sales of Units	15,380,463
Proceeds from sales of Units received in advance	1,189,545
Payment of prior year redemptions of Units	(10,375)
Net cash provided by financing activities	16,559,633

Net decrease in cash and cash equivalents	(317,231)
Cash and cash equivalents, beginning of year	511,673
Cash and cash equivalents, end of year	$194,442

Supplemental schedule of non-cash financing activities:
Redemptions payable	$84,784

Proceeds from sales of Units received in advance from prior year	$500,000

The accompanying notes are an integral part of the financial statements.

SAI - Page 8

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Financial Highlights

	For the year ended March 31, 2011		For the year ended March 31, 2010		For the period November 1, 2008 (commencement of operations) through March 31, 2009
Per Unit Operating Performance
Beginning net asset value	$1,124.59		$990.95		$1,000.00
Income/(loss) from operations*:
Net investment loss	(13.01)		(5.63)		(4.84)
Net realized and unrealized appreciation
from Robeco-Sage Multi-Strategy
TEI Master Fund, L.L.C.	64.86		139.27		(4.21)
Net change in net assets
resulting from operations	51.85		133.64		(9.05)
Ending net asset value	$1,176.44		$1,124.59		$990.95

Total Return	4.61%		13.49%		-0.90	%(1)

Net assets, end of period (000's)	$38,548		$21,276		$11,837

Ratios to Average Net Assets(8)
Expenses, before waivers
and reimbursements (2)	1.46%		2.54%		5.55	%(3)
Expenses, net of waivers
and reimbursements (2)	1.15%		1.27	%(6)	1.21	%(4)(6)
Net investment loss, before waivers
and reimbursements	-1.46%		-1.79%		-5.52	%(3)
Net investment loss, net of waivers
and reimbursements	-1.15%		-0.52%		-1.19	%(3)

Portfolio turnover rate	39.81	%(7)	28.48	%(7)	20.35	%(5)(7)

*	Per share calculations were performed using average shares for the period.
(1)	Total return is for the period indicated and has not been annualized.
(2)	Expenses of Portfolio Funds are not included in the expense ratio.
(3)	Annualized, with the exception of non-recurring organizational expenses of $14,916.
(4)	Annualized.
(5)	Not annualized.
(6)	Expense ratio is greater than the expense cap of 1.15% due to inclusion of extraordinary expenses that are not covered by the expense cap as further described in Note 4.
(7)	Portfolio turnover rate represents the rate for Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
(8)	Includes amounts allocated from the Master Fund.

Note:  The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole.  The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

The accompanying notes are an integral part of the financial statements.

SAI - Page 9

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements
March 31, 2011

1. Organization

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. (formerly Robeco-Sage Triton Institutional Fund, L.L.C.) (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company.  The Fund is similar to a private investment fund in that, through its investment in the Master Fund (as defined below), its assets are actively managed and units of limited liability interests in the Fund ("Units") are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it permits investments in relatively modest minimum denominations and that it has registered as an investment company under the 1940 Act and has registered its Units under the Securities Act of 1933, as amended  (the "1933 Act").  The Fund commenced operations on November 1, 2008.

The Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility.  The Fund accomplishes its investment objective by investing substantially all of its assets in Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company, which, like the Fund is registered under the 1940 Act. The Master Fund, in turn, invests its assets primarily in hedge funds and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.  At March 31, 2011, the Fund holds 28.92% ownership interest in the Master Fund.  The financial statements of the Master Fund, including the schedule of investments, are included elsewhere in the report and should be read in conjunction with the Fund’s financial statements.

Investors who purchase Units and who are admitted to the Fund by its Board of Managers (the "Board") will become members of the Fund ("Members").

For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year is the taxable year of the Fund and the Master Fund.

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require the Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

SAI - Page 10

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (continued)

2. Significant Accounting Policies (concluded)

B. Portfolio Valuation and Investment Transactions

The Fund records its investment in the Master Fund at fair value.  Valuation of investments held by the Master Fund is discussed in the notes to the Master Fund's financial statements, included elsewhere in this report.

C. Income Taxes

Counsel to the Fund has rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes.  Counsel to the Fund also has rendered its opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation.  Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Master Fund's taxable income or loss.

ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

As of and during the tax year-ended December 31, 2010, and for the two preceding tax years which remain subject to examination by the tax authority, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the year, the Fund did not incur any interest or penalties.

D. Distribution Policy

The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members.  The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

E.  Cash and Cash Equivalents

The Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

SAI - Page 11

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (continued)

3. Related Party Transactions and Other

Related Parties

Robeco Investment Management, Inc. (the "Adviser"), serves as the investment adviser of the Fund, the Master Fund and other related funds.  The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a subsidiary of Robeco Groep, N.V. ("Robeco") and is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund.  The Board has overall responsibility for the management and supervision of the operations of the Fund.  Employees of the Adviser serve as officers and as members of the Board of the Fund.

In consideration of these investment advisory services and pursuant to an advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), a quarterly fee at an annualized rate of 0.75% of the average net assets of the Fund during each calendar quarter (the "Management Fee") is payable by the Fund to the Adviser.  However, under the Advisory Agreement, the Fund is not subject to the Management Fee so long as substantially all of the Fund’s assets remain invested in the Master Fund, which also pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter for investment advisory services. The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with Robeco Securities, a subsidiary of the Adviser, to act as the distributor for the sale of Units (the "Distributor").  Robeco Securities serves as the Distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers and financial advisers (collectively with Robeco Securities, the "Selling Agents") to assist in the distribution of Units. The Fund does not pay the Distributor any fees under the Distribution Agreement.

The Fund and the Master Fund have entered into a Master/Feeder Agreement. Pursuant to the agreement, the Fund and the Master Fund each have the same investment objective and substantially the same investment policies.  The Fund pursues its investment objective by investing on an ongoing basis substantially all of its investable assets in the Master Fund in exchange for limited liability company interests in the Master Fund. The Master/Feeder Agreement will remain in effect unless terminated by the Fund or the Master Fund.

Cooperatieve Centrale Raiffeissen – Boerenleen Bank B.A. ("Rabobank"), the ultimate parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and  to  regulation  by the  Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and

SAI - Page 12

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (continued)

3. Related Party Transactions and Other (continued)

Related Parties (concluded)

administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Master Fund, on the other hand, and may restrict the investments and transactions by the Fund.  Rabobank may be deemed to control the Master Fund for purposes of the BHCA.

Each member of the Board, who is not an "interested person" of the Fund, as defined by the 1940 Act, receives an annual fee of $4,000.  In addition, the Master Fund pays each member of the Board who is not an "interested person" an annual fee of $2,000.  Any Board member who is an "interested person" does not receive any annual or other fee from the Fund.  All Board members are reimbursed by the Fund for reasonable out-of-pocket expenses.

Other

SEI Investments Global Fund Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and subject to approval by the Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund, pursuant to an administration agreement (the "Administration Agreement"). In consideration of such services, the Fund pays the Administrator a monthly fee based on the aggregate month-end net assets of the Fund and the other funds in the "Fund Complex" (as defined in the Fund’s prospectus) at an annual rate of up to 0.12%, subject to certain fee minimums for each fund, and reimburses the Administrator for certain out-of-pocket expenses.  After its initial term of three years, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.

SEI Private Trust Company acts as custodian (the "Custodian") for the Fund’s assets.  In consideration for such services, the Fund pays the Custodian an annual fee of $2,500. In addition, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

4.  Fund Expenses

The Fund bears all of its own expenses and, through its investment in the Master Fund, its portion of the Master Fund’s operating expenses, other than those borne by the Adviser pursuant to the Advisory Agreement, including, but not limited to:  all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account, all costs and expenses associated with the establishment of any

SAI - Page 13

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (continued)

4.  Fund Expenses (concluded)

portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund and the Master Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund and Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund’s management fee; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Fund also indirectly bears fees and expenses of the Portfolio Funds, as an investor in the Master Fund. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages.  The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected  to be between 15% - 25%  of  the  net  capital  appreciation  (if any)  in  the  assets  managed  by a Portfolio Manager.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund’s fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 1.15% per annum of the Fund's average monthly net assets (the "Expense Limitation"). Therefore, the accompanying Statement of Assets and Liabilities includes a receivable from the Adviser of $11,649 for the reimbursement of excess expenses.

In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses, in the year of reimbursement, to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. As of March 31, 2011, the amount of the carryforward is $460,662, which includes $136,371, $232,002 and $92,289 from the fiscal years ending March 31, 2009, 2010 and 2011, respectively.  The Expense Limitation Agreement will remain in effect until terminated by the Fund.  None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

SAI - Page 14

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (continued)

5.  Members’ Capital

Unit transactions for the year ended March 31, 2011 were as follows:

Units outstanding at beginning of year	18,919
Units issued	13,919
Units redeemed	(72)
Units outstanding at end of year	32,766

6.  Borrowings

The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes.  Borrowings by the Fund and Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

7.  Capital Accounts and Allocations

The Fund maintains a separate capital account for each Member which will have an opening balance equal to the Member's initial contribution to the capital of the Fund (net of any applicable sales load).  The Fund has chosen to utilize a "per unit" method to account for Members’ capital effective at the inception of the Fund.  A Member’s contribution is used to purchase Units in the Fund.  The Units represent the capital account maintained on the Member's behalf that reflects the Member's pro rata share of the Fund's capital.  A Member's capital account is used to facilitate tax reporting to the Member. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Fund in that amount. Each Member's capital account will be increased by the amount of contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below.  Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Unit, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period.  Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following:  (i) the last day of a fiscal year (March 31); (ii) the last day of a taxable year (December 31); (iii) the day preceding any day on which a contribution to the capital of the Fund is made; (iv) any day on which the Fund repurchases any Unit or portion of an Unit of

SAI - Page 15

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (continued)

7.  Capital Accounts and Allocations (concluded)

any Member;  or  (v) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages.  An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' respective investment percentages for the fiscal period.  Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Fund of Units or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

8. Purchases and Repurchases of Units

Generally, the minimum initial investment in the Fund from each investor is $50,000, and the minimum additional investment in the Fund is $25,000.  The minimum initial investment for employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, members of the Board, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board.

Units are not redeemable and a Member has no right to require the Fund to redeem its Units.  The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders.  Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion.  In determining whether the Fund should offer to repurchase Units or portions thereof from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Units from Members as of the last business day of March, June, September, and December.  A repurchase fee  equal  to 2.0% of the value  of  a  Unit  (or portion of a Unit)  repurchased,   which  is  retained  by the Fund,  will apply  if the date as  of  which the  Unit is to be  valued for purposes of repurchase is less than one year following the date of a Member's investment in the Fund.   The fee is intended to offset costs associated with short-term investments in the Fund.  If applicable, the repurchase fee will be deducted before payment of the proceeds of a repurchase.

SAI - Page 16

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (continued)

8. Purchases and Repurchases of Units (concluded)

The Board will also consider the following factors, among others, in making their determination of the amount of the tender offer:  (i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units or portions thereof.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. Tender Offer

On February 28, 2011 the Fund offered to purchase up to $10,000,000 of Units tendered by Members of the Fund at a price equal to the net asset value as of June 30, 2011. The Fund did not receive any tender offer requests.

11. Subsequent Events

Subsequent to year end through May 26, 2011, the Fund received $675,000 of subscriptions.

On May 4, 2011, the Board preliminarily authorized pursuit of a merger of the Master Fund with and into Robeco-Sage Multi-Strategy Master Fund, L.L.C. (the "Multi-Strategy Master Fund"), whereby the Master Fund would transfer all of its assets and liabilities to the Multi-Strategy Master Fund and in return, the Multi-Strategy Master Fund would issue its units to members of the Master Fund, including the Fund, in an amount equal to the value of their units in the Master Fund.  As a result, the Fund would become a feeder fund into Multi-Strategy Master Fund.  The merger is subject to certain conditions, including final approval by the Board and Members.  It is currently anticipated that proxy materials regarding the merger will be distributed to Members in the third quarter of 2011 and that a meeting of Members to consider the merger will be held in September 2011.

SAI - Page 17

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Managers and Officers of the Fund (unaudited)
as of March 31, 2011

NAME, AGE, and POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
Disinterested Managers
Charles S. Crow, III, 61 Manager c/o Robeco-Sage Multi-Strategy TEI Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Crow has been a partner of the law firm of Crow & Associates since 1981.	7	Member of the Board of Directors of 1st Constitution Bank; Member of the Board of Trustees of Centurion Ministries, Inc.
Richard B. Gross, 63 Manager c/o Robeco-Sage Multi-Strategy TEI Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Gross is a lawyer and private investor. From 1998 through 2001, he served as Managing Director and General Counsel of U.S. Trust, a 150-year old banking firm specializing in investment management and fiduciary services.	7	Member of the Board of Trustees of Randall's Island Sports Foundation, a non-profit public/private partnership with the NYC Parks & Recreation Dept.
David C. Reed, 60 Manager c/o Robeco-Sage Multi-Strategy TEI Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Reed is the Chief Executive Officer, principal owner and co-founder of Mapleton Nurseries (1998 - present) and is the Managing Director of Reed & Company (1995 -present).	7	Member of the Board of Directors of 1st Constitution Bank
Interested Manager*
Timothy J. Stewart, 36 Manager, President and Chief Executive Officer c/o Robeco-Sage Multi-Strategy TEI Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Stewart is the Chief Financial Officer and a Managing Director of the Robeco-Sage division of Robeco Investment Management, Inc. (June 2008 – present). From January 2003 to June 2008, he served as the Director of Operations and a Managing Director of the Robeco-Sage division of Robeco Investment Management, Inc. (1)	7	N/A

*	Manager who is an "interested person" (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

(1)	Prior to January 1, 2007, Mr. Stewart served as the Director of Operations and a Managing Director of Robeco-Sage Capital Management, L.L.C.

SAI - Page 18

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Managers and Officers of the Fund (unaudited)
as of March 31, 2011

NAME, AGE, and POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
Officers who are not Managers
Matthew J. Davis, 45 Chief Financial Officer c/o Robeco-Sage Multi-Strategy TEI Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Davis is Senior Managing Director and Chief Financial Officer of the Adviser (July 1, 2008–present). He is also the Chief Financial Officer of Robeco Securities (June 2005–present).	N/A	N/A
Liana Safanov, 32 Chief Compliance Officer c/o Robeco-Sage Multi-Strategy TEI Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2010	Ms. Safanov is a Vice President of Compliance at the Adviser (August 2005 - present).	N/A	N/A

SAI - Page 19

ROBECO-SAGE MULTI-STRATEGY TEI MASTER FUND, L.L.C.

Financial Statements

For the year ended March 31, 2011

SAI - Page 20

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.

Financial Statements:

Report of Independent Registered Public Accounting Firm	1
Schedule of Investments	2
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Members’ Capital	7
Statement of Cash Flows	8
Financial Highlights	9
Notes to Financial Statements	10
Managers and Officers of the Fund (unaudited)	26

The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q.  The Master Fund’s Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 908-9660; and (ii) on the Commission's website at http://www.sec.gov.

SAI - Page 21

Anchin, Block & Anchin LLP Accountants & Advisors 1375 Broadway New York, NY 10018 212 840-3456 www.anchin.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and
Members of Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. as of March 31, 2011 and the related statements of operations and cash flows for the year then ended, and statement of changes in members’ capital for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period October 1, 2008 (commencement of operations) through March 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned at March 31, 2011, by correspondence with the custodian and portfolio funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. as of March 31, 2011, and the results of its operations and its cash flows for the year then ended, statement of changes in members’ capital for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period October 1, 2008 (commencement of operations) through March 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

New York, New York
May 26, 2011

SAI - Page 22

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Schedule of Investments
March 31, 2011

			%* of
			Members'
Portfolio Fund	Cost	Value	Capital	Liquidity**

Long/Short Equity:
Artha Emerging Markets Fund, Ltd.	$3,700,000	$3,766,772	2.82%	Quarterly
Clovis Capital Partners, Ltd.	4,350,000	4,631,331	3.47%	Quarterly
Cobalt Offshore Fund Limited	4,300,000	5,234,420	3.92%	Quarterly
Criterion Horizons Offshore, Ltd.	4,628,482	4,734,761	3.54%	Monthly
Henderson Asia Pacific Absolute Return Fund Limited	3,070,175	3,065,336	2.29%	Monthly
Highbridge Long/Short Equity Fund, Ltd.	4,000,000	4,302,410	3.22%	Quarterly
Highline Capital International, Ltd.	2,831,633	3,439,713	2.58%	Quarterly
Kylin Offshore Fund, Ltd.	4,400,000	4,743,958	3.55%	Quarterly
Pennant Windward Fund, Ltd.	5,166,547	6,163,493	4.61%	Quarterly
PFM Diversified Offshore Fund, Ltd.	4,950,000	5,867,985	4.39%	Quarterly
Total Long/Short Equity	41,396,837	45,950,179	34.39%

SAI - Page 23

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Schedule of Investments (continued)
March 31, 2011

			%* of
			Members'
Portfolio Fund	Cost	Value	Capital	Liquidity**

Event Driven:
Altima Global Special Situations Fund, Ltd.	$1,733,627	$2,266,685	1.70%	Monthly
BHR Offshore Fund, Ltd.	2,700,000	3,271,890	2.45%	Quarterly
Elliott International, Ltd.	3,500,000	6,158,999	4.61%	Quarterly
Empyrean Capital Overseas Fund, Ltd.	3,900,000	3,911,178	2.93%	Quarterly
Eton Park Overseas Fund, Ltd.	2,355,783	3,291,779	2.46%	Annually
Fir Tree International Value Fund II, Ltd.	2,992,712	4,041,214	3.03%	Quarterly
Luxor Capital Partners Offshore, Ltd.	4,300,000	4,410,463	3.30%	Quarterly
Magnetar Capital Fund, Ltd.	846,492	800,603	0.60%	†
Montrica Global Opportunities Fund	149,794	124,798	0.09%	‡
Octavian Offshore Fund, Ltd.	680,365	491,567	0.37%	‡
Owl Creek Overseas Fund, Ltd.	3,650,000	4,011,801	3.00%	Quarterly
Perry Partners International, Inc.	176,269	216,507	0.16%	‡
York European Opportunities Unit Trust Ltd.	3,250,000	3,344,075	2.50%	Quarterly
Total Event Driven	30,235,042	36,341,559	27.20%
Macro:
Brevan Howard Emerging Markets Strategies Fund Limited	2,227,961	2,655,631	1.99%	Monthly
Brevan Howard Fund Limited	2,850,000	3,299,641	2.47%	Monthly
GLG Emerging Markets Fund	2,500,000	2,508,410	1.88%	Monthly
WCG Offshore Fund, Ltd.	3,500,000	3,771,461	2.82%	Quarterly
Wexford Offshore Spectrum Fund	42,262	58,206	0.04%	‡
Woodbine Capital Fund, Ltd.	3,700,000	3,934,979	2.94%	Quarterly
Total Macro	14,820,223	16,228,328	12.14%
Distressed:
Anchorage Capital Partners Offshore, Ltd.	698,562	987,674	0.74%	Annually
Credit Distressed Blue Line Offshore Fund, Ltd.	2,625,000	3,113,240	2.33%	Quarterly
Greywolf Capital Overseas Fund	66,602	38,897	0.03%	‡
Redwood Offshore Fund, Ltd.	2,660,000	4,944,276	3.70%	Bi-Annually
York Credit Opportunities Unit Trust	1,500,000	1,972,403	1.48%	Semi-Annually
Total Distressed	7,550,164	11,056,490	8.28%
Fixed Income Relative Value:
Pelagus Capital Fund, Inc.	3,050,000	3,245,723	2.43%	Monthly
QFR Victoria Fund, Ltd.	2,600,000	2,527,157	1.89%	Quarterly
The Drake Absolute Return Fund, Ltd.	251,474	193,145	0.14%	†
Total Fixed Income Relative Value	5,901,474	5,966,025	4.46%
Convertible Arbitrage:
Linden International Ltd	3,800,000	4,161,796	3.11%	Quarterly

SAI - Page 24

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Schedule of Investments (continued)
March 31, 2011

			%* of
			Members'
Portfolio Fund	Cost	Value	Capital	Liquidity**

Structured Credit:
Cerberus International SPV, Ltd.	$3,115,754	$2,897,114	2.16%	†
Dune Capital International, Ltd.	184,326	78,665	0.06%	†
Fortress Value Recovery Fund I Ltd.	113,130	38,816	0.03%	‡
Sorin Offshore Fund, Ltd.	20,303	25,410	0.02%	†
Total Structured Credit	3,433,513	3,040,005	2.27%
Multi-Strategy Relative Value:
Bennelong Asia Pacific Multi-Strategy Equity Fund	242,357	227,727	0.17%	‡
Broad Peak Fund, Ltd.	1,703,363	1,516,088	1.14%	Quarterly
Total Multi-Strategy Relative Value	1,945,720	1,743,815	1.31%
Fundamental Market Neutral:
Level Global, Ltd.	34,130	34,721	0.03%	†
Total Portfolio Funds	109,117,103	124,522,918	93.19%

Cash & Cash Equivalents:
SEI Daily Income Trust Treasury Fund, Cl A, 0.01%(1)	715,764	715,764	0.54%	Daily
Total Cash & Cash Equivalents	715,764	715,764	0.54%

Total Investments	$109,832,867	$125,238,682	93.73%

*	Percentages are based on Members’ Capital at the end of the year of $133,617,522.
**	Liquidity terms shown apply after initial lock-up provisions. See Notes 10.B and 12 for a description of initial lock-up provisions.
†	Portfolio Fund is in the process of an orderly wind-down with the return of capital to investors. Final distribution dates cannot be estimated.
‡
The Master Fund’s remaining investment in the Portfolio Fund is a side pocket, which is in the process of liquidating.  See Note 10.D for additional information on side pockets.  Final distribution dates cannot be estimated.

(1)	The rate shown is the 7-day effective yield as of March 31, 2011.

At March 31, 2011, the aggregate cost of investments for tax purposes was $109,117,103.  Net unrealized appreciation on investments for tax purposes was $15,405,815 consisting of $16,429,734 of gross unrealized appreciation and ($1,023,919) of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 93.19% of Members’ Capital, have been fair valued as described in Note 2.B.

The accompanying notes are an integral part of the financial statements.

SAI - Page 25

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Statement of Assets and Liabilities
March 31, 2011

Assets
Investments in Portfolio Funds, at fair value (cost $109,117,103)	$124,522,918
Fund investments made in advance	10,550,000
Receivable from Portfolio Funds	10,227,659
Cash and cash equivalents	715,764
Total assets	146,016,341

Liabilities
Line of credit payable	5,565,000
Redemptions payable	4,450,000
Capital contributions received in advance	2,000,000
Management fee payable	240,166
Professional fees payable	94,203
Line of credit fee payable	14,625
Administration fee payable	12,304
Board of Managers' fees payable	1,500
Other accrued expenses	21,021
Total liabilities	12,398,819

Net Assets	$133,617,522

Members' Capital
Net capital	$124,000,297
Accumulated net investment loss	(2,843,560)
Accumulated net realized loss on Portfolio Funds	(1,979,390)
Net unrealized appreciation on investments in Portfolio Funds	14,440,175
Members' Capital	$133,617,522

The accompanying notes are an integral part of the financial statements.

SAI - Page 26

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Statement of Operations
For the year ended March 31, 2011

Investment Income
Interest	$992
Total investment income	992

Expenses
Management fee	914,695
Professional fees	167,662
Administration fee	133,008
Line of Credit fee	77,340
Custody fee	12,196
Board of Managers' fees	6,000
Other expenses	31,928
Total expenses	1,342,829
Net Investment Loss	(1,341,837)

Realized and Unrealized Gains on Investments in Portfolio Funds
Net Realized Gain on Investments in Portfolio Funds	3,247,319
Net Change in Unrealized Appreciation on Investments in
Portfolio Funds	3,830,830
Net Realized and Unrealized Gains	7,078,149
Net Increase in Members' Capital derived from Investment Activities	$5,736,312

The accompanying notes are an integral part of the financial statements.

SAI - Page 27

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Statements of Changes in Members’ Capital

	For the year ended	For the year ended
	March 31, 2011	March 31, 2010

From Investment Activities
Net investment loss*	$(1,341,837)	$(727,311)
Net realized gain/(loss) on investments
in Portfolio Funds	3,247,319	(533,249)
Net change in unrealized appreciation on
investments in Portfolio Funds	3,830,830	15,052,514
Net realized and unrealized gains/(losses)	7,078,149	14,519,265

Net increase/(decrease) in Members' Capital
derived from investment activities	5,736,312	13,791,954

Members' Capital Transactions
Sales of Units	34,726,958	26,605,770
Redemptions of Units	(22,200,000)	(24,400,000)
	12,526,958	2,205,770

Net Increase in Members' Capital	18,263,270	15,997,724
Members' Capital at Beginning of Year	115,354,252	99,356,528
Members' Capital at End of Year	$133,617,522	$115,354,252

Accumulated Net Investment Loss	$(2,843,560)	$(1,501,723)

*	Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

SAI - Page 28

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Statement of Cash Flow
For the year ended March 31, 2011

Cash Flows from Operating Activities
Net increase in Members' Capital derived from investment activities	$5,736,312
Adjustments to reconcile net decrease in Members' Capital derived from investment activities to cash used in operating activities:
Purchases of Portfolio Funds	(52,828,482)
Sales of Portfolio Funds	45,489,757
Net change in unrealized appreciation on investments in
Portfolio Funds	(3,830,830)
Net realized loss on investments in Portfolio Funds	(3,247,319)
Increase in receivable from Portfolio Funds	(8,308,546)
Increase in fund investments made in advance	(9,550,000)
Decrease in administration fee payable	(19,457)
Increase in line of credit fee payable	6,819
Increase in management fee payable	33,467
Decrease in professional fees payable	(27,704)
Increase in other accrued expenses	4,746
Net cash used in operating activities	(26,541,237)

Cash Flows from Financing Activities
Proceeds from sales of Units	34,726,958
Proceeds from sales of Units received in advance	2,000,000
Redemptions of Units	(17,750,000)
Payments of prior year redemptions of Units	(2,000,000)
Line of credit borrowings	9,265,000
Line of credit repayments	(3,700,000)
Net cash provided by financing activities	22,541,958

Net decrease in cash and cash equivalents	(3,999,279)
Cash and cash equivalents, beginning of year	4,715,043
Cash and cash equivalents, end of year	$715,764

Supplemental schedule of non-cash financing activities:
Redemptions of Units	$4,450,000

The accompanying notes are an integral part of the financial statements.

SAI - Page 29

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Financial Highlights

	For the year ended March 31, 2011	For the year ended March 31, 2010	For the period October 1, 2008 (commencement of operations) through March 31, 2009

Total Return	4.66%	13.52%	-8.74	%(1)

Net assets, end of period (000's)	$133,618	$115,354	$99,357

Ratios to Average Net Assets
Expenses(2)	1.10%	1.34%	1.46	%(3)

Net investment loss	-1.10%	-0.66%	-1.44	%(3)

Portfolio turnover rate	39.81%	28.48%	20.35	%(4)

(1)	Total return is for the period indicated and has not been annualized.
(2)	Expenses of Portfolio Funds are not included in the expense ratio.
(3)	Annualized.
(4)	Not annualized.

Note:  The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole.  The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

The accompanying notes are an integral part of the financial statements.

SAI - Page 30

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements
March 31, 2011

1.  Organization

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. (formerly Robeco-Sage Triton Master Fund, L.L.C.) (the "Master Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The fund is a master fund in a master/feeder structure into which its investors, Robeco-Sage Triton Fund, L.L.C., Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. (formerly Robeco-Sage Triton Institutional Fund, L.L.C.) and Robeco-Sage Multi-Strategy TEI Fund, L.L.C., (the "Feeder Funds" or "Members") invest substantially all of their assets.

The Master Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility.  The Master Fund accomplishes its investment objective by investing its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.  At March 31, 2011, Robeco-Sage Triton Fund, L.L.C., Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. and Robeco-Sage Multi-Strategy TEI Fund, L.L.C. hold 59.59%, 28.92% and 11.49% ownership interests, respectively, in the Master Fund.

Investors who purchase Units and who are admitted to the Master Fund by its Board of Managers ("the Board") will become members of the Master Fund.

For accounting purposes, the Master Fund's fiscal year is the 12-month period ending on March 31.  The 12-month period ending December 31 of each year is the taxable year of the Master Fund.

The Master Fund received its initial investment and commenced operations on October 1, 2008.

2.  Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require the Master Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

B.  Portfolio Valuation and Investment Transactions

The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Adviser under the general supervision of the Board.

SAI - Page 31

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

B.  Portfolio Valuation and Investment Transactions (continued)

Such fair value generally represents the Master Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Fund.  The Adviser considers information provided by the Portfolio Fund regarding the methods they use to value underlying investments of the Portfolio Fund in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value.  Accordingly, the estimates may not be indicative of the amounts the Master Fund or Portfolio Funds could realize in a current market exchange and the differences could be material to the financial statements.  The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

The Master Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its assets.  The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager  does  not  represent  the  fair value of the Master  Fund's interests in a Portfolio Fund.  Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption.  In accordance with procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it is appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.  Any such decision must be made in good faith, and subject to the review and supervision of the Board.

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis.  Investment transactions are recorded on the effective date of the subscription in or the redemption from the Portfolio Fund.  Interest income is recorded on an accrual basis of interest earned on cash balances.

The Master Fund utilizes the authoritative guidance on fair value measurements and disclosure under accounting principles generally accepted in the United States of America fair value measurements, which established an authoritative definition of fair value, established a framework for measuring fair value, and requires certain disclosures about fair value measurements. The standard established a three-level hierarchy for fair value measurement based on the transparency and independence of inputs used in the valuation of an asset or liability as of the measurement date. Accordingly, the Fund estimates the fair value of an investment in a Portfolio Fund using the net asset value of the investment without further adjustment unless the Investment Adviser determines that the net asset value is deemed to be not reflective of fair value.

SAI - Page 32

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

B.  Portfolio Valuation and Investment Transactions (continued)

The fair value hierarchy categorizes asset and liability positions into one of three levels, as summarized below, based on the inputs and assumptions used in deriving fair value.

•      Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;

•      Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability.  Investments in Portfolio Funds that are redeemable at net asset value without penalties within 90 days of period-end are considered Level 2 assets and represent the net asset values as reported by the Portfolio Funds; and

•      Level 3 – Significant unobservable prices or inputs (including the Master Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.  Investments in Portfolio Funds that are not redeemable at net asset value within 90 days of period-end, or are subject to a redemption penalty extending past June 30, 2011, are considered Level 3 assets and represent the net asset values as reported by the Portfolio Funds.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments are classified within Level 3 for those whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

SAI - Page 33

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

B.  Portfolio Valuation and Investment Transactions (continued)

The following table summarizes the valuation of the Master Fund’s investments fair value hierarchy levels as of March 31, 2011.

	Level 1	Level 2	Level 3	Total

Investments by investment strategy:
Long/Short Equity	$-	$33,701,426	$12,248,753	$45,950,179
Event Driven	-	14,766,027	21,575,532	36,341,559
Macro	-	12,054,709	4,173,619	16,228,328
Distressed	-	2,254,877	8,801,613	11,056,490
Fixed Income Relative Value	-	3,245,723	2,720,302	5,966,025
Convertible Arbitrage	-	1,040,449	3,121,347	4,161,796
Structured Credit	-	-	3,040,005	3,040,005
Multi-Strategy Relative Value	-	758,044	985,771	1,743,815
Fundamental Market Neutral	-	-	34,721	34,721
Total investments by investment strategy	-	67,821,255	56,701,663	124,522,918

Cash & Cash Equivalents	715,764	-	-	715,764
Total	$715,764	$67,821,255	$56,701,663	$125,238,682

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments by Investment Strategy	Balance as of 3/31/10	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchase/(sales)	Net transfers in/(out) of Level 3	Balance as of 3/31/11
Long/Short Equity	$5,692,551	81,926	600,166	8,168,074	(2,293,964)	12,248,753
Event Driven	$16,624,848	413,053	1,171,695	7,100,791	(3,734,855)	21,575,532
Macro	$3,553,297	1,735	187,908	2,567,491	(2,136,812)	4,173,619
Distressed	$13,475,305	1,528,223	83,669	(4,030,708)	(2,254,876)	8,801,613
Fixed Income Relative Value	$174,638	(3,444)	(42,607)	2,591,715	-	2,720,302
Convertible Arbitrage	$-	-	271,347	2,850,000	-	3,121,347
Structured Credit	$3,521,603	(2,132,015)	2,459,870	(809,453)	-	3,040,005
Multi-Strategy Relative Value	$2,928,063	(47,013)	(134,088)	(1,003,147)	(758,044)	985,771
Fundamental Market Neutral	$1,070,547	(222,786)	27,203	(861,215)	20,972	34,721
Credit	$64,148	28,966	(7,221)	(85,893)	-	-
Total	$47,105,000	$(351,355)	$4,617,942	$16,487,655	$(11,157,579)	$56,701,663

SAI - Page 34

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

B.  Portfolio Valuation and Investment Transactions (concluded)

The amount of gains/(losses) included in gain/(loss) attributable to the change in unrealized gains/(losses) relating to assets still held at 3/31/11
Long/Short Equity	$638,623
Event Driven	1,155,279
Macro	187,161
Distressed	386,163
Fixed Income Relative Value	(42,644)
Convertible Arbitrage	271,347
Structured Credit	509,130
Multi-Strategy Relative Value	(180,185)
Fundamental Market Neutral	26,978
$2,951,852

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. The net Level 3 transfers in/(out) noted above are due to a change in liquidity of the underlying Portfolio Funds between the measurement dates.  The Master Fund did not have any transfers between Level 1 and Level 2 during the period ended March 31, 2011.

C.  Income Taxes

The Master Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes.  The Master Fund will not be treated as a "publicly traded partnership" taxable as a corporation.  Accordingly, the Master Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Master Fund's taxable income or loss.

ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Master Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

SAI - Page 35

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (concluded)

C.  Income Taxes (concluded)

As of and during the tax year-ended December 31, 2010, and for the two preceding tax years which remain subject to examination by the tax authority, the Master Fund did not have a liability for any unrecognized tax benefits.  The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the year, the Master Fund did not incur any interest or penalties.

D.  Distribution Policy

The Master Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members.  The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

E.  Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available.  In cases where the tax characteristics are not available, such distribution will be classified as investment income.

F.  Cash and Cash Equivalents

The Master Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

3.  Related Party Transactions and Other

Related Parties

Robeco Investment Management, Inc. (the "Adviser") serves as the investment adviser of the Master Fund, the Feeder Funds and other related funds.  The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a subsidiary of Robeco Groep, N.V. ("Robeco") and is responsible for developing, implementing and supervising the Master Fund's investment program and providing day-to-day management services to the Master Fund.  The Board has overall responsibility for the management and supervision of the operations of the Master Fund.  Employees of the Adviser serve as officers and as members of the Board of the Master Fund.

In consideration of these investment advisory services and pursuant to an advisory agreement between the Master Fund and the Adviser (the "Advisory Agreement"), the Master Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter (the "Master Fund Management Fee").  The Master Fund Management Fee is payable in arrears within five business days after the end of each quarter.  The Adviser also provides office space, telephone

SAI - Page 36

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)

3.  Related Party Transactions and Other (concluded)

Related Parties (concluded)

and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement. The accompanying Statement of Assets and Liabilities includes an advisory fee payable of $240,166.

Cooperatieve Centrale Raiffeissen – Boerenleen Bank B.A. ("Rabobank"), the ultimate parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank  Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies.  The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Master Fund, on the other hand, and may restrict the investments and transactions by the Master Fund.  Rabobank may be deemed to control the Master Fund for purposes of the BHCA.

Each member of the Board, who is not an "interested person" of the Master Fund, as defined by the 1940 Act, receives an annual fee of $2,000.  Any Board member who is an "interested person" does not receive any annual or other fee from the Master Fund.  All Board members are reimbursed by the Master Fund for reasonable out-of-pocket expenses.

Other

SEI Investments Global Fund Services (the "Administrator") provides various administrative services to the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Master Fund and subject to approval by the Master Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Master Fund, pursuant to an administration agreement (the "Administration Agreement"). In consideration of such services, the Master Fund pays the Administrator a monthly fee based on the aggregate month-end net assets of the Master Fund and the other funds in the "Fund Complex" (as defined in the Administration Agreement) at an annual rate of up to 0.12%, subject to certain fee minimums for each fund, and reimburses the Administrator for certain out-of-pocket expenses.  After its initial term of three years, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.

SEI Private Trust Company acts as custodian (the "Custodian") for the Master Fund’s assets.  In consideration for such services, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

SAI - Page 37

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)

4.  Fund Expenses

The Master Fund bears all of its own expenses other than those borne by the Adviser pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Master Fund; audit and tax preparation fees and expenses of the Master Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund Management Fee; fees and travel- related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Master Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Master Fund also indirectly bears fees and expenses of the Portfolio Funds.  Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages.  The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected  to be between 15% - 25%  of  the  net  capital  appreciation  (if any)  in  the  assets  managed  by a Portfolio Manager.  If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager.  In such cases, the fees may differ from, and could be higher than, those described above.  Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board and Members.

Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Master Fund and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the funds in which the Master Fund invested.  These amounts are included in realized and unrealized gain (loss) on investments in funds in the statement of operations.

5.  Members’ Capital

Unit transactions for the year ended March 31, 2011 were as follows:

Units outstanding at beginning of year	111,350
Units issued	33,275
Units redeemed	(21,389)
Units outstanding at end of year	123,236

SAI - Page 38

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)

6.  Borrowings

The Master Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes.  Borrowings by the Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

The Master Fund has established a line of credit agreement with Societe Generale as of October 2, 2008, which is collateralized by a security interest in the Master Fund’s custody account. The line of credit is used primarily for bridge financing purposes, but may be accessed by the Master Fund to purchase Portfolio Funds, to meet repurchase requests, and for cash management purposes. In accordance with an amendment to the line of credit agreement made on June 30, 2010, each borrowing shall bear interest on the outstanding principal amount at a rate per annum equal to the applicable LIBOR Rate plus 2.15%. The line of credit limit is $6,000,000.  The Master Fund also pays a facility fee, based on the size of the line of credit, of 1.15% per annum.  At March 31, 2011, the Master Fund had an outstanding borrowing of $5,565,000.  The outstanding borrowing was repaid on April 21, 2011.  During the year ended March 31, 2011, the Master Fund had borrowings under the line of credit agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding
$3,399,000	$5,565,000	2.45%	30

*	For the days borrowings were outstanding.

7.  Capital Accounts and Allocations

The Master Fund maintains a separate capital account for each Member which will have an opening balance equal to the Member's initial contribution to the capital of the Master Fund (net of any applicable sales load).  The Master Fund has chosen to utilize a "per unit" method to account for Members’ capital effective at the inception of the Master Fund.  A Member’s contribution is used to purchase Units in the Master Fund.  The Units represent the capital account maintained on the Member's behalf that reflects the Member's pro rata share of the Master Fund's capital. A Member's capital account is used to facilitate tax reporting to the Member. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Master Fund in that amount. Each Member's capital account will be increased by the amount of contributions by the Member to the capital of the Master Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Master Fund of the Units, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period.  Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following:  (i) the last day of a fiscal year (March 31); (ii) the last day of a taxable year (December 31); (iii) the day preceding any day on which a contribution to the capital of the Master Fund is made; (iv) any day on which the Master Fund repurchases any Unit or portion of an Unit of any Member; or (v) any day on which any amount is credited to or debited against the capital

SAI - Page 39

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)

7.  Capital Accounts and Allocations (concluded)

account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages.  An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Net profits or net losses of the Master Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance  with Members' respective investment percentages for the fiscal period.  Net profits or net losses will be measured as the net change in the value of the net assets of the Master Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Master Fund of Units or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

8.  Indemnifications

In the normal course of business, the Master Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

9.  Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk.  These include, but are not limited to, short selling activities, writing option contracts, and equity swaps.  The Master Fund’s risk of loss in these Portfolio Funds is limited to the value of the Master Fund’s investment.

10.  Concentration of Risk

The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks.  These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return.  As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds’ net asset value.

The Master Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risks, such as:

SAI - Page 40

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)

10.  Concentration of Risk (concluded)

A.  Illiquid Investments

The Master Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer.  The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights.  The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

B.  Liquidity

The Portfolio Funds generally provide for periodic redemptions, with some Portfolio Funds having lock-up provisions ranging from 3 months to 2 years from initial or subsequent investments. Certain Portfolio Funds provide for early redemptions, subject to approval, and may charge redemption penalties of 1.0% to 6.0% of net assets.  Additionally, certain Portfolio Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of investors to redeem their interests in the fund. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions.

C.  Credit Risk

The Master Fund will be exposed to credit risk of Portfolio Funds with whom they trade and will always bear the risk of settlement default.

D.  Side Pockets

The Master Fund may participate in side pocket investments, either at the Master Fund’s discretion or that of the Portfolio Manager who manages the Portfolio Fund in which the Master Fund invests.  A side pocket investment is generally less liquid than others in a Portfolio Fund and will be subject to different terms and conditions, including more significant restrictions on redemptions.  The fair value of side pockets is determined in good faith by the Portfolio Managers of their respective Portfolio Funds.

11.  Investment Transactions

For the year ended March 31, 2011 the Master Fund had purchases of investments of $52,828,482 and sales of investments of $45,489,757.

12.  Investments

As of March 31, 2011, the Master Fund had investments in forty-five Portfolio Funds, none of which were related parties.

SAI - Page 41

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)

12.  Investments (continued)

The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions.  The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds.  Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel.  These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Funds’ Investment Strategies and Liquidity:

Long/Short Equity

In Long/Short Equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions.  The Portfolio Managers’ stock selection abilities, on both the long and the short side, are key to the success of these Portfolio Funds.  The short positions may be opportunistic or instituted solely for hedging purposes.  Individual stock options may be used in place of a short equity position, and equity index options may be used as a portfolio hedge.  This classification is very broad.  Portfolio Funds in this category include those that may or may not have a sector, style, capitalization, country or regional bias.  Portfolio Managers of these Portfolio Funds opportunistically vary the gross long and short exposures, as well as the resultant net long or short exposures, resulting in more defined market exposure than that found in equity market neutral strategies.  Trading and concentrated positions in certain stocks or industries often become important elements in these strategies.  There is typically some degree of directional trading involved in the strategy that drives the long and short exposures, derived from either top-down themes or bottom-up stock selection criteria.  Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions.  The Portfolio Funds in this category have redemption notice periods ranging from 30 to 65 days. Portfolio Funds representing approximately 3% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis.  Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 3% to 5% of net assets.  Investments representing approximately 14% of the value of the investments in this category are subject to these penalties.  The remaining restriction period for these investments ranges from nine to eleven months at March 31, 2011.  Portfolio Funds representing approximately 2% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition.  The remaining restriction period for these investments ranges

SAI - Page 42

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)

12.  Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Long/Short Equity (concluded)

from five to nine months at March 31, 2011.  Investments representing approximately 10% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemptions in the first twelve months after acquisition and have redemption penalty in the second twelve months of investment.  The remaining restriction period for these investments ranges from twelve to twenty-two months at March 31, 2011.

Event-Driven

Event-Driven strategies involve investing in companies experiencing significant corporate changes. Mis-pricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value.  This strategy also includes activist managers who take controlling stakes in companies and force the "event" internally.   Portfolio Funds in this category invest primarily in bonds and equities and are typically exposed, through their trading strategies, to the risks associated with illiquid or restricted securities, interest rate fluctuation, conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions.  The Portfolio Funds in this category have redemption notice periods ranging from 30 to 90 days.  With respect to a Portfolio Fund restructuring, the Master Fund elected the liquidation option, which was effective as of January 1, 2010.  A Portfolio Fund permits redemptions upon the payment of redemption penalties of 3%, unless the investment is redeemed on its investment anniversary.  Approximately 11% of the assets in this category are subject to these redemption restrictions.  Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 4% to 6%. Investments representing approximately 20% of the value of the investments in this category are subject to these penalties.  The remaining redemption penalty period for these investments ranges from five to eleven months at March 31, 2011.   Certain Portfolio Fund lots do not allow for the Fund to redeem all of part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing approximately 34% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis.  Investments representing approximately 2% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments is three months at March 31, 2011.

Macro

Macro managers will invest globally across all markets without constraints.  Top-down macro analysis uncovers pricing anomalies across global markets, due to factors such as GDP growth, strengthening currencies, and interest rates.  These managers invest in equity, fixed income, currency, and commodity asset classes across both the derivative and cash markets. Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with interest rate fluctuation, conducting short sales, trading in options, futures and swaps, using leverage, using forward foreign currency contracts and lending of portfolio securities to brokers, dealers and other financial institutions.  The Portfolio Funds

SAI - Page 43

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)

12.  Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Macro (concluded)

in this category have redemption notice periods ranging from 30 to 90 days. Certain Portfolio Funds may charge redemption penalties of up to 5% of net assets if a redemption is made during the lock-up period or is greater than 25% per quarter upon expiration of the lock-up period.   Approximately 37% of the assets in this category are subject to these redemption restrictions.  Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of up to 5%.  Investments representing approximately 9% of the value of the investments in this category are subject to these penalties.  The remaining redemption penalty period for these investments ranges from two to five months at March 31, 2011.  Portfolio Funds representing approximately 5% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments ranges from three to five months at March 31, 2011.

Distressed

These Portfolio Funds invest in, and occasionally sell short, the securities of companies where the security’s price has been affected (or is expected to be affected) by a distressed financial situation.  These situations may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings.  Depending on the Portfolio Manager’s style, investments may be made in bank debt, corporate debt, trade claims, common stock, preferred stock, warrants or post-distressed equities.  Leverage may be used by certain Portfolio Managers, but it is not typical in this strategy.  Portfolio Funds in this category invest primarily in bonds and equities and are typically exposed, through their trading strategies, to the risks associated with illiquid or restricted securities, interest rate fluctuation, conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions.  The Portfolio Funds in this category have redemption notice periods ranging from 60 to 90 days.  Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of up to 5%. Investments representing approximately 12% of the value of the investments in this category are subject to these penalties.  The remaining redemption penalty period for these investments ranges from four to five months at March 31, 2011.  Certain Portfolio Fund lots do not allow for the Fund to redeem all of part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year.  Portfolio Funds representing approximately 28% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis.   Portfolio Funds representing approximately 18% of the value of the investments in this category allow the Master Fund to redeem 50% of its balance on a semi-annual basis.

Fixed Income Relative Value

Fixed Income Relative Value managers seek to profit by identifying mis-pricings between different but related fixed income instruments. The mis-pricings may be between two fixed income securities within two different companies, or two fixed income securities within a single company’s capital structure. These managers can implement either a quantitative or fundamental research process to uncover these opportunities. Through the use of leverage, these Portfolio Funds can profit even from small mis-pricings.  A Portfolio Fund in this category began an orderly wind-down and a return of capital to investors on May

SAI - Page 44

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)

12.  Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Fixed Income Relative Value (concluded)

30, 2008.  The other Portfolio Funds in this category have redemption notice periods ranging from 45 to 60 days.  A Portfolio Fund may permit redemptions during the lock-up period upon the payment of redemption penalties of 1% to 4%.  This investment represents approximately 42% of the value of the investments in this category and is subject to these penalties.  The remaining redemption penalty period for this investment is ten months at March 31, 2011.  The investments as of March 31, 2011 in this category are not under initial lock-ups that would prevent redemptions by the Master Fund.

Convertible Arbitrage

In Convertible Arbitrage funds, Portfolio Managers purchase a portfolio of convertible securities, generally convertible bonds, and hedge a portion of the equity risk by selling short the underlying common stock. Certain Portfolio Managers may also seek to hedge interest rate exposure. Most Portfolio Managers employ some degree of leverage. The Investment Funds can be run with a directional bias or as market neutral.  Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions.  The Portfolio Fund in this category allows the Fund to redeem 25% of its balance on a quarterly basis.

Structured Credit

In Structured Credit funds, Portfolio Managers typically originate loans directly to a company.  These loans are typically senior within the capital structure and are collateralized by the company’s assets.  The Portfolio Manager is usually the "lender of last resort" and will lend at terms that are beneficial to the Portfolio Fund.  The Portfolio Funds in this category began orderly wind-downs and return of capital to investors as of August 28, 2009, June 30, 2008, and July 1, 2009, respectively.

Multi-Strategy Relative Value

In Multi-Strategy Relative Value funds, the Portfolio Manager allocates capital to more than one strategy.  The most common elements are convertible arbitrage, merger arbitrage, equity pairs trading, fixed-income arbitrage, and distressed investing.  Some maintain a relatively fixed allocation to the various strategies, but others allow one or two strategies to opportunistically dominate the portfolio.  The combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments.  Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with interest rate fluctuation, conducting short sales, trading in options, futures and swaps, using leverage, using forward foreign currency contracts and lending of portfolio securities to brokers, dealers and other financial institutions.  Other than the remaining side pocket position, the Portfolio Fund in this category has a redemption notice period of 45 days and allows the Master Fund to redeem 25% of its balance on a quarterly basis. The investments as of March 31, 2011 in this category are not under initial lock-ups that would prevent redemptions by the Master Fund.

SAI - Page 45

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)

12.  Investments (concluded)

Portfolio Funds’ Investment Strategies and Liquidity (concluded):

Fundamental Market Neutral

Fundamental Market Neutral funds buy or sell securities which are mis-priced relative to related securities, groups of securities or the overall market. Fundamental analysis is performed to uncover the relative value between these companies or other securities. Positions are often hedged to isolate this discrepancy in value and minimize market risk.  Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage,  using  forward  foreign  currency  contracts,  purchasing  when-issued  or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The remaining investment in this category is held in a reserve.  The final distribution date cannot be determined.

13.  Tender Offer

On March 30, 2011 the Master Fund offered to purchase up to $4,600,000 of Units tendered by Members of the Master Fund at a price equal to the net asset value as of June 30, 2011. In May 2011, the Master Fund accepted tender offer requests of approximately $4,600,000.  The final tender amount will be based upon the June 30, 2011 net asset value.

14.  Subsequent Events

Subsequent to year end through May 26, 2011, the Master Fund received $3,473,000 of subscriptions, of which $2,000,000 was received prior to March 31, 2011.

On May 4, 2011, the Board preliminarily authorized pursuit of a merger of the Master Fund with and into Robeco-Sage Multi-Strategy Master Fund, L.L.C. (the "Multi-Strategy Master Fund"), whereby the Master Fund would transfer all of its assets and liabilities to the Multi-Strategy Master Fund and in return, the Multi-Strategy Master Fund would issue its units to members of the Master Fund, in an amount equal to the value of their units in the Master Fund.  The merger is subject to certain conditions, including final approval by the Board and Members.  It is currently anticipated that proxy materials regarding the merger will be distributed to Members in the third quarter of 2011 and that a meeting of Members to consider the merger will be held in September 2011.

SAI - Page 46

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Managers and Officers of the Fund (unaudited)
as of March 31, 2011

NAME, AGE, and POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
Disinterested Managers
Charles S. Crow, III, 61 Manager c/o Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Crow has been a partner of the law firm of Crow & Associates since 1981.	7	Member of the Board of Directors of 1st Constitution Bank; Member of the Board of Trustees of Centurion Ministries, Inc.
Richard B. Gross, 63 Manager c/o Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Gross is a lawyer and private investor. From 1998 through 2001, he served as Managing Director and General Counsel of U.S. Trust, a 150-year old banking firm specializing in investment management and fiduciary services.	7	Member of the Board of Trustees of Randall's Island Sports Foundation, a non-profit public/private partnership with the NYC Parks & Recreation Dept.
David C. Reed, 60 Manager c/o Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Reed is the Chief Executive Officer, principal owner and co-founder of Mapleton Nurseries (1998 - present) and is the Managing Director of Reed & Company (1995 -present).	7	Member of the Board of Directors of 1st Constitution Bank
Interested Manager*
Timothy J. Stewart, 36 Manager, President and Chief Executive Officer c/o Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Stewart is the Chief Financial Officer and a Managing Director of the Robeco-Sage division of Robeco Investment Management, Inc. (June 2008 – present). From January 2003 to June 2008, he served as the Director of Operations and a Managing Director of the Robeco-Sage division of Robeco Investment Management, Inc. (1)	7	N/A

*	Manager who is an "interested person" (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

(1)	Prior to January 1, 2007, Mr. Stewart served as the Director of Operations and a Managing Director of Robeco-Sage Capital Management, L.L.C.

SAI - Page 47

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Managers and Officers of the Fund (unaudited)
as of March 31, 2011

NAME, AGE, and POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
Officers who are not Managers
Matthew J. Davis, 45 Chief Financial Officer c/o Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Davis is Senior Managing Director and Chief Financial Officer of the Adviser (July 1, 2008–present). He is also the Chief Financial Officer of Robeco Securities (June 2005–present).	N/A	N/A
Liana Safanov, 32 Chief Compliance Officer c/o Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2010	Ms. Safanov is a Vice President of Compliance at the Adviser (August 2005 - present).	N/A	N/A

SAI - Page 48

ARDEN SAGE MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.L.C.

(formerly Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.)

Financial Statements (unaudited)

For the six-month period ended September 30, 2011

SAI - Page 49

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

Financial Statements (unaudited):

Effective on September 30, 2011, following the Fund's regular close of business, the Master Fund (as defined in Note 1) effected a reorganization with Arden Sage Multi-Strategy Master Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy Master Fund, L.L.C.) (the "New Master Fund") pursuant to which the New Master Fund acquired substantially all of the assets and liabilities of the Master Fund in exchange for units of the New Master Fund and the Fund became a feeder fund into the New Master Fund, in lieu of the Master Fund (the "Reorganization").  See "Subsequent Events" in the notes to this report.  For a description of the portfolio holdings of the New Master Fund, into which the Fund invests substantially all of its assets, please see the attached financial statements of the New Master Fund, which should be read in conjunction with the financial statements of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 908-9660; and (ii) on the Commission's website at http://www.sec.gov.

SAI - Page 50

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Statement of Assets and Liabilities (unaudited)
September 30, 2011

Assets
Investment in Arden Sage Multi-Strategy TEI Master Fund, L.L.C.	$36,927,960
Receivable from Arden Sage Multi-Strategy TEI Master Fund, L.L.C.	930,000
Due from Adviser	30,538
Cash and cash equivalents	1,579
Total assets	37,890,077

Liabilities
Redemptions payable	930,000
Professional fees payable	21,762
Administration fees payable	3,375
Board of Managers' fees payable	3,000
Other accrued expenses	16,773
Total liabilities	974,910

Net Assets	$36,915,167

Members' Capital
Net capital	$35,971,263
Accumulated net investment loss	(691,340)
Accumulated net realized gain on investment in Arden Sage
Multi-Strategy TEI Master Fund, L.L.C.	1,433,989
Net unrealized appreciation on investment in Arden Sage
Multi-Strategy TEI Master Fund, L.L.C.	201,255
Members' Capital	$36,915,167

Net Asset Value Per Unit (based on 33,785 units outstanding)	$1,092.66

The accompanying notes are an integral part of the financial statements.

SAI - Page 51

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Statement of Operations (unaudited)
For the six-month period ended September 30, 2011

Net investment loss allocated from Arden Sage Multi-Strategy TEI Master
Fund, L.L.C.
Interest income	$785
Expenses	(219,987)
Net investment loss allocated from Arden Sage
Multi-Strategy TEI Master Fund, L.L.C.	(219,202)

Fund Expenses
Professional fees	26,160
Insurance fees	11,610
Board of Managers' fees	6,000
Administration fees	3,385
Custody fees	1,250
Other fees	17,767
Total fund expenses	66,172
Fund expenses reimbursed	(54,845)
Net Expenses	11,327
Net Investment Loss	(230,529)

Realized and Unrealized Gain/(Loss) on Investment Activities allocated from
Arden Sage Multi-Strategy TEI Master Fund, L.L.C.
Net Realized Gain on Investment	874,848
Net Change in Unrealized Appreciation on Investment	(3,552,262)
Net Realized and Unrealized Loss on Investments allocated from
Arden Sage Multi-Strategy TEI Master Fund, L.L.C.	(2,677,414)
Net Decrease in Members' Capital derived from Investment Activities	$(2,907,943)

The accompanying notes are an integral part of the financial statements.

SAI - Page 52

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Statements of Changes in Members’ Capital

	For the six-month period ended September 30, 2011 (unaudited)	For the year ended March 31, 2011
From Investment Activities
Net investment loss*	$(230,529)	$(329,964)
Net realized gain on investment in
Arden Sage Multi-Strategy TEI Master Fund, L.L.C.	874,848	878,044
Net change in unrealized appreciation/(depreciation)
on investment in Arden Sage
Multi-Strategy TEI Master Fund, L.L.C.	(3,552,262)	928,315
Net realized and unrealized gains/(loss)	(2,677,414)	1,806,359
Net increase/(decrease) in Members' Capital
derived from investment activities	(2,907,943)	1,476,395

Members' Capital Transactions
Sales of Units	2,205,313	15,880,463
Redemptions of Units	(930,000)	(84,784)
	1,275,313	15,795,679

Net Increase/(Decrease) in Members' Capital	(1,632,630)	17,272,074
Members' Capital at Beginning of Period	38,547,797	21,275,723
Members' Capital at End of Period	$36,915,167	$38,547,797

Accumulated Net Investment Loss	$(691,340)	$(460,811)

*	Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

SAI - Page 53

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Statement of Cash Flows (unaudited)
For the six-month period ended September 30, 2011

Cash Flows Used in Operating Activities
Net decrease in Members' Capital derived from investment activities	$(2,907,943)
Adjustments to reconcile net decrease in Members' Capital derived from investment activities to cash used in operating activities:
Payment for purchases of Arden Sage Multi-Strategy TEI Master Fund, L.L.C.	(2,111,000)
Proceeds from sales of Arden Sage Multi-Strategy TEI Master Fund, L.L.C.	930,000
Net change in unrealized depreciation on investment in
Arden Sage Multi-Strategy TEI Master Fund, L.L.C.	3,552,262
Net realized gain on investment in Arden Sage Multi-Strategy TEI
Master Fund, L.L.C.	(874,848)
Net investment loss allocated from Arden Sage Multi-Strategy TEI	219,202
Master Fund, L.L.C.
Decrease in receivable from Arden Sage Multi-Strategy TEI
Master Fund, L.L.C.	70,000
Increase in due from Adviser	(18,889)
Increase in professional fees payable	2,602
Increase in administration fee payable	2,945
Increase in other accrued expenses	11,822
Net cash used in operating activities	(1,123,847)

Cash Flows from Financing Activities
Proceeds from sales of Units	1,015,768
Redemption of Units	(84,784)
Net cash provided by financing activities	930,984

Net decrease in cash and cash equivalents	(192,863)
Cash and cash equivalents, beginning of period	194,442
Cash and cash equivalents, end of period	$1,579

Supplemental schedule of non-cash financing activities:
Redemptions payable	$930,000

The accompanying notes are an integral part of the financial statements.

SAI - Page 54

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Financial Highlights

	For the six-month period ended September 30, 2011 (unaudited)		For the year ended March 31, 2011	For the year ended March 31, 2010		For the period November 1, 2008 (commencement of operations) through March 31, 2009
Per Unit Operating Performance
Beginning net asset value	$1,176.44		$1,124.59	$990.95		$1,000.00
Income/(loss) from operations*:
Net investment loss	(6.70)		(13.01)	(5.63)		(4.84)
Net realized and unrealized appreciation
(depreciation) from Arden Sage
Multi-Strategy TEI Master Fund, L.L.C.	(77.08)		64.86	139.27		(4.21)
Net change in net assets
resulting from operations	(83.78)		51.85	133.64		(9.05)
Ending net asset value	$1,092.66		$1,176.44	$1,124.59		$990.95

Total Return	-7.12%	(1)	4.61%	13.49%		-0.90%	(1)

Net assets, end of period (000's)	$36,915		$38,548	$21,276		$11,837

Ratios to Average Net Assets(8)
Expenses, before waivers
and reimbursements (2)	1.44%	(4)	1.46%	2.54%		5.55%	(3)
Expenses, net of waivers
and reimbursements (2)	1.16%	(4)(6)	1.15%	1.27%	(6)	1.21%	(4)(6)
Net investment loss, before waivers
and reimbursements	-1.44%	(4)	-1.46%	-1.79%		-5.52%	(3)
Net investment loss, net of waivers
and reimbursements	-1.16%	(4)	-1.15%	-0.52%		-1.19%	(3)

Portfolio turnover rate	13.58%	(7)	39.81%	28.48%	(7)	20.35%	(5)(7)

*	Per share calculations were performed using average shares for the period.
(1)	Total return is for the period indicated and has not been annualized.
(2)	Expenses of Portfolio Funds are not included in the expense ratio.
(3)	Annualized, with the exception of non-recurring organizational expenses of $14,916.
(4)	Annualized.
(5)	Not annualized.
(6)	Expense ratio is greater than the expense cap of 1.15% due to inclusion of extraordinary expenses that are not covered by the expense cap as further described in Note 4.
(7)	Portfolio turnover rate represents the rate for Arden Sage Multi-Strategy TEI Master Fund, L.L.C.
(8)	Includes amounts allocated from the Master Fund.

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

The accompanying notes are an integral part of the financial statements.

SAI - Page 55

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (unaudited)
September 30, 2011

1. Organization

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C. (formerly Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.) (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company.  The Fund is similar to a private investment fund in that, through its investment in the Master Fund (as defined below), its assets are actively managed and units of limited liability interests in the Fund ("Units") are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it permits investments in relatively modest minimum denominations and that it has registered as an investment company under the 1940 Act and has registered its Units under the Securities Act of 1933, as amended  (the "1933 Act").  The Fund commenced operations on November 1, 2008.

The Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility.  Effective on September 30, 2011, following the Fund's regular close of business, the Master Fund effected a reorganization with Arden Sage Multi-Strategy Master Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy Master Fund, L.L.C.) (the "New Master Fund") pursuant to which the New Master Fund acquired substantially all of the assets and liabilities of the Master Fund in exchange for units of the New Master Fund and the Fund became a feeder fund into the New Master Fund, in lieu of the Master Fund (the "Reorganization").  The Fund accomplished its investment objective by investing substantially all of its assets in Arden Sage Multi-Strategy TEI Master Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company, which, like the Fund is registered under the 1940 Act. See "Subsequent Events" in these notes for (i) the net assets of the New Master Fund upon the Reorganization at September 30, 2011 and (ii) the identity of the feeder funds into the New Master Fund upon the Reorganization.  The Master Fund, in turn, invested its assets primarily in hedge funds and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.  At September 30, 2011, the Fund held a 29.99% ownership interest in the Master Fund.  See "Subsequent Events" in these notes for the Fund's ownership percentage of the New Master Fund upon the Reorganization, at September 30, 2011. The financial statements of the New Master Fund, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Investors who purchase Units and who are admitted to the Fund by its Board of Managers (the "Board") will become members of the Fund ("Members").

For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year is the taxable year of the Fund and the Master Fund.

Effective September 15, 2011, the Fund’s name changed from Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. to Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

SAI - Page 56

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (unaudited) (continued)

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require the Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

B. Portfolio Valuation and Investment Transactions

The Fund records its investment in the Master Fund at fair value.  Valuation of investments held by the Master Fund is discussed in the notes to the Master Fund's financial statements, included elsewhere in this report.

C. Income Taxes

Counsel to the Fund has rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes.  Counsel to the Fund also has rendered its opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation.  Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Master Fund's taxable income or loss.

ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

For the tax year-ended December 31, 2010, and for the two preceding tax years which remain subject to examination by the tax authority, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the year, the Fund did not incur any interest or penalties.

D. Distribution Policy

The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members.  The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

SAI - Page 57

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (unaudited) (continued)

2. Significant Accounting Policies (concluded)

E.  Cash and Cash Equivalents

The Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

3. Related Party Transactions and Other

Related Parties
Robeco Investment Management, Inc. (the "Adviser"), serves as the investment adviser of the Fund, the Master Fund and other related funds.  The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a subsidiary of Robeco Groep, N.V. ("Robeco") and is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund.  The Board has overall responsibility for the management and supervision of the operations of the Fund.  Employees of the Adviser serve as officers and as members of the Board of the Fund.

In consideration of these investment advisory services and pursuant to an advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), a quarterly fee at an annualized rate of 0.75% of the average net assets of the Fund during each calendar quarter (the "Management Fee") is payable by the Fund to the Adviser. However, under the Advisory Agreement, the Fund is not subject to the Management Fee so long as substantially all of the Fund’s assets remain invested in the Master Fund, which also pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter for investment advisory services. The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with Robeco Securities, a subsidiary of the Adviser, to act as the distributor for the sale of Units (the "Distributor").  Robeco Securities serves as the Distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers and financial advisers (collectively with Robeco Securities, the "Selling Agents") to assist in the distribution of Units. The Fund does not pay the Distributor any fees under the Distribution Agreement.

The Fund and the Master Fund have entered into a Master/Feeder Agreement.  Pursuant to the agreement, the Fund and the Master Fund each have the same investment objective and substantially the same investment policies. The Fund pursues its investment objective by investing on an ongoing basis substantially all of its investable assets in the Master Fund in exchange for limited liability company interests in the Master Fund. The Master/Feeder Agreement will remain in effect unless terminated by the Fund or the Master Fund.

SAI - Page 58

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (unaudited) (continued)

3. Related Party Transactions and Other (concluded)

Related Parties (concluded)
Cooperatieve Centrale Raiffeissen – Boerenleen Bank B.A. ("Rabobank"), the ultimate parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of  1956, as amended (the "BHCA"), and  to  regulation  by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Master Fund, on the other hand, and may restrict the investments and transactions by the Fund. Rabobank may be deemed to control the Master Fund for purposes of the BHCA.

Each member of the Board, who is not an "interested person" of the Fund, as defined by the 1940 Act, receives an annual fee of $4,000.  In addition, the Master Fund pays each member of the Board who is not an "interested person" an annual fee of $2,000.  Any Board member who is an "interested person" does not receive any annual or other fee from the Fund.  All Board members are reimbursed by the Fund for reasonable out-of-pocket expenses.

Other
SEI Investments Global Fund Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and subject to approval by the Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund, pursuant to an administration agreement (the "Administration Agreement"). In consideration of such services, the Fund pays the Administrator a monthly fee based on the aggregate month-end net assets of the Fund and the other funds in the "Fund Complex" (as defined in the Fund’s prospectus) at an annual rate of up to 0.12%, subject to certain fee minimums, and reimburses the Administrator for certain out-of-pocket expenses.  Upon expiration of a two year term, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.

SEI Private Trust Company acts as custodian (the "Custodian") for the Fund’s assets.  In consideration for such services, the Fund pays the Custodian an annual fee of $2,500. In addition, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

4.  Fund Expenses

The Fund bears all of its own expenses and, through its investment in the Master Fund, its portion of the Master Fund’s operating expenses, other than those borne by the Adviser pursuant to the Advisory Agreement, including, but not limited to:  all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account, all costs and expenses associated with the establishment of any

SAI - Page 59

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (unaudited) (continued)

4.  Fund Expenses (concluded)

portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund and the Master Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund and Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund’s management fee; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Fund also indirectly bears fees and expenses of the Portfolio Funds, as an investor in the Master Fund. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% - 25% of the net capital appreciation (if any) in  the assets  managed by a Portfolio Manager.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund’s fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 1.15% per annum of the Fund's average monthly net assets (the "Expense Limitation").

In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses, in the year of reimbursement, to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. As of September 30, 2011, the amount of the carryforward is $460,662, which includes $136,371, $232,002 and $92,289 from the fiscal years ending March 31, 2009, 2010 and 2011, respectively.  The Expense Limitation Agreement will remain in effect until terminated by the Fund.  None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

SAI - Page 60

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (unaudited) (continued)

5.  Members’ Capital

Unit transactions for the six-month period ended September 30, 2011 were as follows:

Units outstanding at beginning of period	32,766
Units issued	1,870
Units redeemed	(851)
Units outstanding at end of period	33,785

The Fund is authorized to issue Units the value of which at time of issuance is not to exceed $200 million in aggregate.

6.  Borrowings

The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes.  Borrowings by the Fund and Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

7.  Capital Accounts and Allocations

The Fund maintains a separate capital account for each Member which will have an opening balance equal to the Member's initial contribution to the capital of the Fund (net of any applicable sales load).  The Fund has chosen to utilize a "per unit" method to account for Members’ capital effective at the inception of the Fund.  A Member’s contribution is used to purchase Units in the Fund.  The Units represent the capital account maintained on the Member's behalf that reflects the Member's pro rata share of the Fund's capital.  A Member's capital account is used to facilitate tax reporting to the Member. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Fund in that amount. Each Member's capital account will be increased by the amount of contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below.  Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Unit, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period.  Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following:  (i) the last day of a fiscal year (March 31); (ii) the last day of a taxable year (December 31); (iii) the day preceding any day on which a contribution to the capital of the Fund is made; (iv) any day on which the Fund repurchases any Unit or portion of an Unit of

SAI - Page 61

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (unaudited) (continued)

7.  Capital Accounts and Allocations (concluded)

any Member;  or  (v) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages.  An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' respective investment percentages for the fiscal period.  Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Fund of Units or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

8. Purchases and Repurchases of Units

Generally, the minimum initial investment in the Fund from each investor is $50,000, and the minimum additional investment in the Fund is $25,000.  The minimum initial investment for employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, members of the Board, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board.

Units are not redeemable and a Member has no right to require the Fund to redeem its Units.  The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders.  Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion.  In determining whether the Fund should offer to repurchase Units or portions thereof from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Units from Members as of the last business day of March, June, September, and December.

The Board will also consider the following factors, among others, in making their determination of the amount of the tender offer:  (i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units or portions thereof.

SAI - Page 62

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (unaudited) (continued)

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. Tender Offer

On September 30, 2011 the Fund offered to purchase up to $15,000,000 of Units tendered by Members of the Fund at a price equal to the net asset value as of December 31, 2011. In November 2011, the Fund accepted tender offer requests of approximately $139,572.  The final tender amount will be based upon the December 31, 2011 net asset value.

11. Subsequent Events

Subsequent to the period ended September 30, 2011 through November 1, 2011, the Fund received $70,730 of subscriptions.

Effective October 1, 2011,  Arden Asset Management LLC (“AAM”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended, serves as the Investment Adviser of the Fund and the Master Fund under investment advisory agreements between AAM and each of the Fund and the Master Fund (the "New Advisory Agreements").  Other than the identity of the adviser (AAM), the terms of the New Advisory Agreements are substantially the same as the terms of the previous Advisory Agreements.  The New Advisory Agreements were approved by the Board at a meeting held on June 6, 2011, by members of the Fund at a meeting held on September 9, 2011 and by members of the Master Fund at a meeting held on September 27, 2011.

Effective on September 30, 2011, following the Fund's regular close of business, the Master Fund effected a reorganization with Arden Sage Multi-Strategy Master Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy Master Fund, L.L.C.) (the "New Master Fund") pursuant to which the New Master Fund acquired substantially all of the assets and liabilities of the Master Fund in exchange for units of the New Master Fund and the Fund became a feeder fund into the New Master Fund, in lieu of the Master Fund (the "Reorganization").  Upon the Reorganization, Arden Sage Multi-Strategy Fund, L.L.C., Arden Sage Multi-Strategy Institutional Fund, L.L.C., Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C. and Arden Sage Triton Fund, L.L.C. each are feeder funds into the New Master Fund, each holding ownership interests of the New Master Fund of 46.90%, 9.12%, 16.43% and 27.55%, respectively, as of September 30, 2011.  Upon the Reorganization, as of September 30, 2011, the net assets of the New Master Fund were $224,678,564.

SAI - Page 63

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (unaudited) (concluded)

12. Approval of Investment Advisory Agreement

At a meeting of the Board of Managers (the "Board") of Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.) (the "Fund") and Arden Sage Multi-Strategy Master Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy Master Fund, L.L.C.) (the "New Master Fund") held on June 6, 2011, all of the managers (the "Managers"), including all of the Managers who are not "interested persons," as defined by the Investment Company Act of 1940, as amended, of the Fund and the New Master Fund, approved the initial two-year term of investment advisory agreements between Arden Asset Management LLC ("AAM") and each of the Fund and the New Master Fund (the "New Advisory Agreements").  The New Advisory Agreements were entered into in connection with a transaction between AAM and Robeco Groep, N.V. ("Robeco Groep") pursuant to which Robeco Groep transferred to AAM management of the Fund, the New Master Fund and other funds advised by the Robeco-Sage division of Robeco Investment Management, Inc., effective October 1, 2011.

A discussion regarding the basis for the approval by the Board of the New Advisory Agreements is set forth under Proposal 1 - Board Consideration of New Advisory Agreements in the definitive proxy statement filed with the Securities and Exchange Commission by the Fund on July 14, 2011, and is incorporated by reference herein.

SAI - Page 64

ROBECO-SAGE MULTI-STRATEGY MASTER FUND, L.L.C.

Financial Statements

For the year ended March 31, 2011

SAI - Page 65

Robeco-Sage Multi-Strategy Master Fund, L.L.C.

Financial Statements:

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2
Consolidated Statement of Assets and Liabilities	5
Consolidated Statement of Operations	6
Consolidated Statements of Changes in Members’ Capital	7
Consolidated Statement of Cash Flows	8
Consolidated Financial Highlights	9
Notes to the Consolidated Financial Statements	10
Managers and Officers of the Fund (unaudited)	26

The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q.  The Master Fund’s Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 908-9660; and (ii) on the Commission's website at http://www.sec.gov.

SAI - Page 66

Anchin, Block & Anchin LLP Accountants & Advisors 1375 Broadway New York, NY 10018 212 840-3456 www.anchin.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and
Members of Robeco-Sage Multi-Strategy Master Fund, L.L.C

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Robeco-Sage Multi-Strategy Master Fund, L.L.C. as of March 31, 2011 and the related consolidated statements of operations and cash flows for the year then ended (consolidation occurred October 20, 2010), and consolidated statement of changes in members’ capital for each of the two years in the period then ended and consolidated financial highlights for each of the two years in the period then ended and the period January 1, 2009 (commencement of operations) through March 31, 2009. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned at March 31, 2011, by correspondence with the custodian and portfolio funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above, present fairly, in all material respects, the financial position of Robeco-Sage Multi-Strategy Master Fund, L.L.C. as of March 31, 2011, and the results of its operations and its cash flows for the year then ended, and statement of changes in members’ capital for each of the two years in the period ended and financial highlights for each of the two years in the period then ended and the period January 1, 2009 (commencement of operations) through March 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
May 26, 2011

SAI - Page 67

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Schedule of Investments
March 31, 2011

			%* of
			Members'
Portfolio Fund	Cost	Value	Capital	Liquidity**

Long/Short Equity:
Artha Emerging Markets Fund, L.P.	$3,450,000	$3,506,009	3.04%	Quarterly
Clovis Capital Partners Institutional, L.P.	4,100,000	4,339,178	3.76%	Quarterly
Cobalt Partners L.P.	4,000,000	4,455,927	3.86%	Semi-Annually
Criterion Horizons Fund, L.P.	3,356,383	4,417,393	3.82%	Quarterly
Henderson Asia Pacific Absolute Return Fund Ltd.	2,800,000	2,799,054	2.42%	Monthly
Highbridge Long/Short Equity Fund, L.P.	3,850,000	4,105,867	3.55%	Quarterly
Highline Capital Partners QP, L.P.	2,177,264	2,516,296	2.18%	Quarterly
Kylin Fund, L.P.	3,750,000	4,034,319	3.49%	Quarterly
Pennant Windward Fund, Ltd.	3,750,000	4,526,057	3.92%	Quarterly
PFM Diversified Fund, L.P.	4,027,927	4,687,026	4.06%	Quarterly
Total Long/Short Equity	35,261,574	39,387,126	34.10%

SAI - Page 68

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Schedule of Investments (continued)
March 31, 2011

			%* of
			Members'
Portfolio Fund	Cost	Value	Capital	Liquidity**

Event Driven:
Altima Global Special Situations Fund, Ltd.	$1,857,329	$2,207,160	1.91%	Monthly
BHR Offshore Fund, Ltd.	2,550,000	3,037,094	2.63%	Quarterly
Elliott International, Ltd.	3,000,000	4,056,230	3.51%	Quarterly
Empyrean Capital Overseas Fund, Ltd.	3,700,000	3,724,414	3.22%	Quarterly
Eton Park Fund, L.P.	1,139,347	1,655,151	1.43%	Annually
Fir Tree Value Fund, L.P.	3,701,296	4,063,759	3.52%	Quarterly
Luxor Capital Partners Offshore, Ltd.	3,700,000	3,792,583	3.28%	Quarterly
Magnetar Capital Fund, L.P.(2)	466,539	390,100	0.34%	†
Montrica Global Opportunities Fund, L.P.(2)	160,327	123,055	0.11%	‡
Octavian Global Fund, L.P.	524,238	356,309	0.31%	‡
Owl Creek II L.P.	3,500,000	3,733,990	3.23%	Quarterly
Silver Point Capital Fund, L.P.(2)	329,965	401,542	0.35%	‡
Taconic Opportunity Fund, L.P.(2)	34,187	36,453	0.03%	‡
York European Opportunities Fund, L.P.	2,550,000	2,651,835	2.30%	Quarterly
Total Event Driven	27,213,228	30,229,675	26.17%
Macro:
Brevan Howard Emerging Markets Strategies Fund Limited	2,146,427	2,596,963	2.25%	Monthly
Brevan Howard Fund, Ltd.	1,536,424	1,848,560	1.60%	Monthly
GLG Emerging Markets Fund	2,800,000	2,814,350	2.44%	Monthly
WCG Offshore Fund, Ltd.	2,950,000	3,012,022	2.60%	Quarterly
Wexford Spectrum Fund I, L.P.(2)	20,935	24,540	0.03%	‡
Woodbine Capital Fund, Ltd.	3,450,000	3,567,108	3.09%	Quarterly
Total Macro	12,903,786	13,863,543	12.01%
Distressed:
Anchorage Capital Partners, L.P.	1,612,665	2,385,702	2.07%	Annually
Credit Distressed Blue Line Fund L.P.	1,687,500	1,997,761	1.73%	Quarterly
Greywolf Capital Partners II, L.P.(2)	19,791	11,095	0.01%	‡
Redwood Domestic Fund, L.P.(2)	44,188	60,289	0.05%	‡
Redwood Offshore Fund, Ltd.	2,955,812	4,661,173	4.03%	Bi-Annually
York Credit Opportunities Fund, L.P.	2,250,000	2,923,906	2.53%	Semi-Annually
Total Distressed	8,569,956	12,039,926	10.42%
Fixed Income Relative Value:
Pelagus Capital Fund Inc.	2,750,000	2,918,337	2.52%	Monthly
QFR Victoria Fund, Ltd.	2,600,000	2,527,158	2.19%	Quarterly
The Drake Absolute Return Fund, L.P.	120,541	90,851	0.08%	†
Total Fixed Income Relative Value	5,470,541	5,536,346	4.79%
Convertible Arbitrage:
Linden Investors, L.P.	3,900,000	4,243,421	3.67%	Quarterly

SAI - Page 69

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Schedule of Investments (concluded)
March 31, 2011

			%* of
			Members'
Portfolio Fund	Cost	Value	Capital	Liquidity**

Structured Credit:
Cerberus SPV, LLC(2)	$3,087,966	$2,640,656	2.29%	†
Dune Capital, L.P.(2)	180,443	111,904	0.10%	†
Sorin Offshore Fund, Ltd.	20,204	25,581	0.02%	†
Total Structured Credit	3,288,613	2,778,141	2.41%
Multi-Strategy Relative Value:
Bennelong Asia Pacific Multi-Strategy Equity Fund, L.P.(2)	134,135	124,748	0.11%	‡
Broad Peak Fund, Ltd.	1,393,562	1,244,029	1.08%	Quarterly
Total Multi-Strategy Relative Value	1,527,697	1,368,777	1.19%
Fundamental Market Neutral:
Level Global L.P.	25,500	25,551	0.02%	†

Total Portfolio Funds	98,160,895	109,472,506	94.78%

Cash & Cash Equivalents:
SEI Daily Income Trust Treasury Fund, Cl A, 0.01%(1)	1,093,276	1,093,276	0.95%	Daily

Total Investments	$99,254,171	$110,565,782	95.73%

*	Percentages are based on Members’ Capital at the end of the year of $115,500,577.
**	Liquidity terms shown apply after initial lock-up provisions. See Notes 10.B and 12 for a description of initial lock-up provisions.
†	Portfolio Fund is in the process of an orderly wind-down with the return of capital to investors. Final distribution dates cannot be estimated.
‡
The Master Fund’s remaining investment in the Portfolio Fund is a side pocket, which is in the process of liquidating.  See Note 10.D for additional information on side pockets.  Final distribution dates cannot be estimated.

(1)	The rate shown is the 7-day effective yield as of March 31, 2011.
(2)	Portfolio Fund is held by Robeco-Sage Multi-Strategy 1099 Blocker Fund, LLC, which is 100% owned by the Master Fund. See Note 3 for additional information.

At March 31, 2011, the aggregate cost of investments for tax purposes was $98,160.895.  Net unrealized appreciation on investments for tax purposes was $11,311,611 consisting of $12,380,194 of gross unrealized appreciation and ($1,068,583) of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 94.78% of Members’ Capital have been fair valued as described in Note 2.B.

The accompanying notes are an integral part of the financial statements.

SAI - Page 70

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Statement of Assets and Liabilities
March 31, 2011

Assets
Investments in Portfolio Funds, at fair value (cost $98,160,895)	$109,472,506
Fund investments made in advance	11,000,000
Receivable from Portfolio Funds	7,208,629
Cash and cash equivalents	1,340,942
Other assets	10,982
Total assets	129,033,059

Liabilities
Capital contributions received in advance	7,610,000
Redemptions payable	5,500,000
Advisory fee payable	214,296
Professional fee payable	128,944
Deferred income tax payable	66,957
Administration fee payable	10,785
Board of Managers' fees payable	1,500
Total liabilities	13,532,482

Net Assets	$115,500,577

Members' Capital
Net capital	$98,115,475
Accumulated net investment loss	(2,361,586)
Accumulated net realized loss on Portfolio Funds	(2,644,003)
Net unrealized appreciation on investments in Portfolio Funds	22,390,691
Members' Capital	$115,500,577

The accompanying notes are an integral part of the financial statements.

SAI - Page 71

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Statement of Operations
For the year ended March 31, 2011

Investment Income
Interest	$745
Total investment income	745

Expenses
Advisory fee	738,229
Professional fees	310,824
Administration fee	107,320
Line of credit fee	68,486
Tax fee	66,957
Custody fee	9,843
Board of Managers' fees	6,000
Other expenses	48,468
Total expenses	1,356,127
Net Investment Loss	(1,355,382)

Realized and Unrealized Gains on Investments in Portfolio Funds
Net Realized Gain on Investments in Portfolio Funds	477,770
Net Change in Unrealized Appreciation on Investments in
Portfolio Funds	5,402,044
Net Realized and Unrealized Gains	5,879,814
Net Increase in Members' Capital derived from Investment Activities	$4,524,432

The accompanying notes are an integral part of the financial statements.

SAI - Page 72

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Statements of Changes in Members’ Capital

	For the year	For the year
	ended	ended
	March 31, 2011	March 31, 2010

From Investment Activities
Net investment loss*	$(1,355,382)	$(644,179)
Net realized gain/(loss) on investments
in Portfolio Funds	477,770	(1,462,999)
Net change in unrealized appreciation on investments
in Portfolio Funds	5,402,044	13,479,862
Net realized and unrealized gains	5,879,814	12,016,863

Net increase in Members' Capital
derived from investment activities	4,524,432	11,372,684

Members' Capital Transactions
Sales of Units	41,056,791	22,148,000
Redemptions of Units/Interests	(20,511,000)	(27,490,000)
	20,545,791	(5,342,000)

Net Increase in Members' Capital	25,070,223	6,030,684
Members' Capital at Beginning of Year	90,430,354	84,399,670
Members' Capital at End of Year	$115,500,577	$90,430,354

Accumulated Net Investment Loss	$(2,361,586)	$(1,006,204)

*	Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

SAI - Page 73

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Statement of Cash Flows
For the year ended March 31, 2011

Cash Flows Used in Operating Activities
Net increase in Members' Capital derived from investment activities	$4,524,432
Adjustments to reconcile net increase in Members' Capital derived from investment activities to cash used in operating activities:
Purchases of Portfolio Funds	(50,050,000)
Sales of Portfolio Funds	31,912,502
Net change in unrealized appreciation on investments in
Portfolio Funds	(5,402,044)
Net realized gain on investments in Portfolio Funds	(477,770)
Increase in receivable from Portfolio Funds	(4,728,168)
Increase in fund investments made in advance	(6,150,000)
Increase in other assets	(10,982)
Increase in advisory fee payable	48,363
Decrease in administration fee payable	(13,946)
Increase in deferred income tax payable	66,957
Increase in professional fees payable	13,626
Decrease in other accrued expenses	(18,460)
Net cash used in operating activities	(30,285,490)

Cash Flows from Financing Activities
Proceeds from sales of Units	41,037,000
Proceeds from sales of Units received in advance	7,610,000
Redemptions of Units	(15,011,000)
Payments of prior year redemptions of Units	(4,800,000)
Line of credit borrowings	2,230,000
Line of credit repayments	(2,230,000)
Net cash provided by financing activities	28,836,000

Net decrease in cash and cash equivalents	(1,449,490)
Cash and cash equivalents, beginning of year	2,790,432
Cash and cash equivalents, end of year	$1,340,942

Supplemental schedule of non-cash financing activities:
Redemptions of Units	$5,500,000

Contribution of units paid with Investment Funds from
Robeco-Sage Multi-Strategy Fund, LLC	$19,791

The accompanying notes are an integral part of the financial statements.

SAI - Page 74

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Financial Highlights

				For the period
				January 1, 2009
	For the	For the		(commencement of
	year ended	year ended		operations) through
	March 31, 2011	March 31, 2010		March 31, 2009

Total Return	4.43%	14.17%		1.86	%(1)

Net assets, end of period (000's)	$115,501	$90,430		$84,400

Ratios to Average Net Assets
Expenses(2)	1.37%	1.42	%(5)	1.77	%(3)

Net investment loss	-1.37%	-0.74%		-1.77	%(3)

Portfolio turnover rate	34.13%	32.12%		12.70	%(4)

(1)	Total return is for the period indicated and has not been annualized.
(2)	Expenses of Portfolio Funds are not included in the expense ratio.
(3)	Annualized.
(3)	Not annualized.
(5)
Percentage is after the management fee waiver. The Adviser voluntarily waived the fee due to it under the Management Agreement from July 1, 2009 – September 11, 2009 (equal to 0.02% of average net assets).

Note:  The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole.  The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

The accompanying notes are an integral part of the financial statements.

SAI - Page 75

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements
March 31, 2011

1.  Principles of Consolidation

The accompanying financial statements include the accounts of Robeco-Sage Multi-Strategy Master Fund, L.L.C. (the “Master Fund”) and its wholly-owned affiliate, Robeco-Sage Multi-Strategy 1099 Blocker Fund, L.L.C. (the “Blocker Fund”).  All the significant intercompany balances and transactions have been eliminated in consolidation.

2.  Organization

The Master Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The fund is a master fund in a master/feeder structure into which its investors, Robeco-Sage Multi-Strategy Fund, L.L.C. and Robeco-Sage Multi-Strategy Institutional Fund, L.L.C. (the "Feeder Funds" or "Members"), invest substantially all of their assets.

The Master Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility.  The Master Fund accomplishes its investment objective by investing its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.  At March 31, 2011, Robeco-Sage Multi-Strategy Fund, L.L.C. and Robeco-Sage Multi-Strategy Institutional Fund, L.L.C. hold 88.23% and 11.77%, ownership interests, respectively, in the Master Fund.

Investors who purchase Units and who are admitted to the Master Fund by its Board of Managers (the "Board") will become members of the Master Fund.

For accounting purposes, the Master Fund's fiscal year is the 12-month period ending on March 31.   The 12-month period ending October 31 of each year is the taxable year of the Master Fund.

The Master Fund received its initial investment and commenced operations on January 1, 2009.

3.  Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require the Master Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

SAI - Page 76

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

3.  Significant Accounting Policies (continued)

B.  Portfolio Valuation and Investment Transactions

The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Adviser under the general supervision of the Board.

Such fair value generally represents the Master Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Fund.  The Adviser considers information provided by the Portfolio Fund regarding the methods they use to value underlying investments of the Portfolio Fund in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value.  Accordingly, the estimates may not be indicative of the amounts the Master Fund or Portfolio Funds could realize in a current market exchange and the differences could be material to the financial statements.  The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

The Master Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its assets.  The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in a Portfolio Fund.  Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption.  In accordance with procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it is appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.  Any such decision must be made in good faith, and subject to the review and supervision of the Board.

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis.  Investment transactions are recorded on the effective date of the subscription in or the redemption from the Portfolio Fund.  Interest income is recorded on an accrual basis of interest earned on cash balances.

The Master Fund utilizes the authoritative guidance on fair value measurements and disclosure under accounting principles generally accepted in the United States of America fair value measurements, which established an authoritative definition of fair value, established a framework for measuring fair value, and requires certain disclosures about fair value measurements.  The standard established a three-level

SAI - Page 77

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

3.  Significant Accounting Policies (continued)

B.  Portfolio Valuation and Investment Transactions (continued)

hierarchy for fair value measurement based on the transparency and independence of inputs used in the valuation of an asset or liability as of the measurement date.  Accordingly, the Fund estimates the fair value of an investment in a Portfolio Fund using the net asset value of the investment without further adjustment unless the Investment Adviser determines that the net asset value is deemed to be not reflective of fair value.

The fair value hierarchy categorizes asset and liability positions into one of three levels, as summarized below, based on the inputs and assumptions used in deriving fair value.

•      Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;

•      Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability.  Investments in Portfolio Funds that are redeemable at net asset value without penalties within 90 days of period-end are considered Level 2 assets and represent the net asset values as reported by the Portfolio Funds; and

•      Level 3 – Significant unobservable prices or inputs (including the Master Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.  Investments in Portfolio Funds that are not redeemable at net asset value within 90 days of period-end, or are subject to a redemption penalty extending past June 30, 2011, are considered Level 3 assets and represent the net asset values as reported by the Portfolio Funds.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments are classified within Level 3 for those whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

SAI - Page 78

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

3.  Significant Accounting Policies (continued)

B.  Portfolio Valuation and Investment Transactions (continued)

The following table summarizes the valuation of the Master Fund’s investments fair value hierarchy levels as of March 31, 2011:

	Level 1	Level 2	Level 3	Total

Investments by investment strategy:
Long/Short Equity	$-	$28,654,663	$10,732,463	$39,387,126
Event Driven	-	8,842,996	21,386,679	30,229,675
Macro	-	8,615,623	5,247,920	13,863,543
Distressed	-	4,250,549	7,789,377	12,039,926
Fixed Income Relative Value	-	2,918,337	2,618,009	5,536,346
Convertible Arbitrage	-	1,060,855	3,182,566	4,243,421
Structured Credit	-	-	2,778,141	2,778,141
Multi-Strategy Relative Value	-	622,014	746,763	1,368,777
Fundamental Market Neutral	-	-	25,551	25,551
Total investments by investment strategy	-	54,965,037	54,507,469	109,472,506

Cash & Cash Equivalents	1,093,276	-	-	1,093,276
Total	$1,093,276	$54,965,037	$54,507,469	$110,565,782

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments by Investment Strategy	Balance as of 3/31/10	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in/(out) of Level 3	Balance as of 3/31/11
Long/Short Equity	$5,387,267	$40,089	$543,690	$7,759,911	$(2,998,494)	$10,732,463
Event Driven	12,057,675	319,529	1,231,451	10,628,173	(2,850,149)	21,386,679
Macro	3,965,927	1,645	20,566	3,540,602	(2,280,820)	5,247,920
Distressed	7,860,519	103,420	1,278,966	603,871	(2,057,399)	7,789,377
Fixed Income Relative Value	82,107	(1,723)	(58,477)	2,596,102	-	2,618,009
Convertible Arbitrage	-	-	257,566	2,925,000	-	3,182,566
Structured Credit	3,019,362	(1,882,226)	2,144,989	(503,984)	-	2,778,141
Multi-Strategy Relative Value	3,460,494	(349,462)	127,433	(1,907,773)	(583,929)	746,763
Fundamental Market Neutral	484,795	15,731	15,364	(502,731)	12,392	25,551
Credit	85,816	(11,631)	44,044	(118,229)	-	-
Total	$36,403,962	$(1,764,628)	$5,605,592	$25,020,942	$(10,758,399)	$54,507,469

SAI - Page 79

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

3.  Significant Accounting Policies (continued)

B.  Portfolio Valuation and Investment Transactions (concluded)

The amount of gains/(losses) included in gain/(loss) attributable to the change in unrealized gains/ (losses) relating to assets still held at 3/31/11
Long/Short Equity	$551,989
Event Driven	2,043,540
Macro	1,472,743
Distressed	1,266,397
Fixed Income Relative Value	(58,599)
Convertible Arbitrage	257,566
Structured Credit	331,245
Multi-Strategy Relative Value	(131,090)
Fundamental Market Neutral	14,641
$5,748,432

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period.  The net Level 3 transfers in/(out) noted above are due to a change in liquidity of the underlying Portfolio Funds between the measurement dates. The Master Fund did not have any transfers between Level 1 and Level 2 during the period ended March 31, 2011.

C.  Income Taxes

ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Master Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

For the current year only, the Master Fund changed its tax year end to November 30, 2010.  For the tax year-ended November 30, 2010, and for the preceding tax year ended December 31, 2009, which remains subject to examination by the tax authority, the Master Fund did not have a liability for any unrecognized tax benefits.  The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the year the Master Fund did not incur any interest or penalties.

As part of the process of preparing its consolidated financial statements, the Blocker Fund is required to account for its estimate of income taxes for Federal and States purposes through the establishment of a deferred tax asset or liability. Deferred income taxes result from temporary differences in reporting

SAI - Page 80

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

3.  Significant Accounting Policies (continued)

C.  Income Taxes (concluded)

transactions for financial and tax purposes. Such differences relate primarily to unrealized appreciation on investments in Portfolio Funds and are included in the Master Fund’s Consolidated Statement of Assets and Liabilities.

Prior to December 1, 2010, the Master Fund was treated as a partnership for Federal tax purposes.  As of that date, the Master Fund changed its tax year end to October 31 and elected to be taxed as a corporation for Federal tax purposes and began operating in a manner to qualify as a "regulated investment company" under Subchapter M of the Code (the "Tax Transition"). As a regulated investment company under Subchapter M of the Code, each year that the Master Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and net capital gains since holders of Units normally would be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally would not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment. No material changes in the investment program or day-to-day management of the Master Fund were made in connection with the Master Fund's tax treatment. Following the Tax Transition, the Master Fund's tax reporting to Members is made on IRS Form 1099 instead of Schedule K-1.

D.  Distribution Policy

Because the Master Fund's tax treatment requires the Master Fund to make certain annual distributions to Members, the Master Fund has established a program for the automatic reinvestment of these distributions in the Master Fund.  Under the program, when a Member's distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution.

The amount of any dividends the Master Fund pays may vary over time, depending on market conditions, the composition of the Master Fund's investment portfolio, the expenses borne by the Units, any distributions made to the Master Fund by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Master Fund by Subchapter M under the Code.  Nonetheless, the Master Fund cannot guarantee that it will pay any dividends or other distributions.

E.  Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available.  In cases where the tax characteristics are not available, such distribution will be classified as investment income.

SAI - Page 81

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

3.  Significant Accounting Policies (concluded)

F.  Cash and Cash Equivalents

The Master Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

4.  Related Party Transactions and Other

Related Parties

Robeco Investment Management, Inc. (the "Adviser") serves as the investment adviser of the Master Fund, the Feeder Funds and other related funds. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a subsidiary of Robeco Groep, N.V. ("Robeco") and is responsible for developing, implementing and supervising the Master Fund's investment program and providing day-to-day management services to the Master Fund. The Board has overall responsibility for the management and supervision of the operations of the Master Fund.  Employees of the Adviser serve as officers and as members of the Board of the Master Fund.

In consideration of these investment advisory services and pursuant to an advisory agreement between the Master Fund and the Adviser (the "Advisory Agreement"), the Master Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter (the "Master Fund Management Fee").  The Master Fund Management Fee is payable in arrears within five business days after the end of each quarter.  The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement. The accompanying Statement of Assets and Liabilities includes an advisory fee payable of $214,296.

Cooperatieve Centrale Raiffeissen – Boerenleen Bank B.A. ("Rabobank"), the ultimate parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank  Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies.  The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Master Fund, on the other hand, and may restrict the investments and transactions by the Master Fund.  Rabobank may be deemed to control the Master Fund for purposes of the BHCA.

Each member of the Board, who is not an "interested person" of the Master Fund, as defined by the 1940 Act, receives an annual fee of $2,000.  Any Board member who is an "interested person" does not receive any annual or other fee from the Master Fund.  All Board members are reimbursed by the Master Fund for reasonable out-of-pocket expenses.

On October 20, 2010, the Blocker Fund was organized as a Delaware limited liability company.  The Master Fund is the sole member and managing member of the Blocker Fund, which was formed to hold certain of the Master Fund's investments.

SAI - Page 82

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

4.  Related Party Transactions and Other (concluded)

Other

SEI Investments Global Fund Services (the "Administrator") provides various administrative services to the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Master Fund and subject to approval by the Master Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Master Fund, pursuant to an administration agreement (the "Administration Agreement"). In consideration of such services, the Master Fund pays the Administrator a monthly fee based on the aggregate month-end net assets of the Master Fund and the other funds in the "Fund Complex" (as defined in the Administration Agreement) at an annual rate of up to 0.12%, subject to certain fee minimums for each fund, and reimburses the Administrator for certain out-of-pocket expenses.  After its initial term of three years, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.

SEI Private Trust Company acts as custodian (the "Custodian") for the Master Fund’s assets. In consideration for such services, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

5.  Fund Expenses

The Master Fund bears all of its own expenses other than those borne by the Adviser pursuant to the Advisory Agreement, including, but not limited to:  all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Master Fund; audit and tax preparation fees and expenses of the Master Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund Management Fee; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Master Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Master Fund also indirectly bears fees and expenses of the Portfolio Funds.  Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages.  The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected  to be between 15% - 25%  of  the  net  capital  appreciation  (if any) in  the  assets  managed  by a Portfolio Manager.  If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a

SAI - Page 83

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

5.  Fund Expenses (concluded)

management fee and performance allocation would generally be payable to the Portfolio Manager.  In such cases, the fees may differ from, and could be higher than, those described above.  Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board and Members.

Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Master Fund and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the funds in which the Master Fund invested.  These amounts are included in realized and unrealized gain (loss) on investments in funds in the statement of operations.

6.  Members’ Capital

Unit transactions for the year ended March 31, 2011 were as follows:

Units outstanding at beginning of year	77,755
Units issued	34,785
Units redeemed	(17,439)
Units outstanding at end of year	95,101

7.  Borrowings

The Master Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes.  Borrowings by the Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

The Master Fund has established a line of credit agreement with Societe Generale as of February 3, 2009, which is collateralized by a security interest in the Master Fund’s custody account.  The line of credit is used primarily for bridge financing purposes, but may be accessed by the Master Fund to purchase Portfolio Funds, to meet repurchase requests, and for cash management purposes. In accordance with an amendment to the line of credit agreement made on June 30, 2010, each borrowing shall bear interest on the outstanding principal amount at a rate per annum equal to the applicable LIBOR Rate plus 2.15%.  The line of credit limit is $5,000,000.  The Master Fund also pays a facility fee, based on the size of the line of credit, of 1.15% per annum.  At March 31, 2011, the Master Fund had no outstanding borrowings.  During the year ended March 31, 2011, the Master Fund had borrowings under the line of credit agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding
$1,373,692	$2,000,000	2.44%	65

* For the days borrowings were outstanding.

SAI - Page 84

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

8.  Net Asset Valuation

The Master Fund sells Units at their offering price, which is equal to the "net asset value" per Unit.  The net asset value of the Master Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Master Fund repurchases any Units. The Master Fund's net asset value is the value of the Master Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

9.  Indemnifications

In the normal course of business, the Master Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

10.  Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk.  These include, but are not limited to, short selling activities, writing option contracts, and equity swaps.  The Master Fund’s risk of loss in these Portfolio Funds is limited to the value of the Master Fund’s investment.

11.  Concentration of Risk

The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks.  These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds’ net asset value.

The Master Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risks, such as:

A.  Illiquid Investments

The Master Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer.  The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights.  The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

SAI - Page 85

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

11.  Concentration of Risk (concluded)

B.  Liquidity

The Portfolio Funds generally provide for periodic redemptions, with some Portfolio Funds having lock-up provisions ranging from 3 months to 2 years from initial or subsequent investments. Certain Portfolio Funds provide for early redemptions, subject to approval, and may charge redemption penalties of 1.0% to 6.0% of net assets.  Additionally, certain Portfolio Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of investors to redeem their interests in the fund. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions.

C.  Credit Risk

The Master Fund will be exposed to credit risk of Portfolio Funds with whom they trade and will always bear the risk of settlement default.

D.  Side Pockets

The Master Fund may participate in side pocket investments, either at the Master Fund’s discretion or that of the Portfolio Manager who manages the Portfolio Fund in which the Master Fund invests.  A side pocket investment is generally less liquid than others in a Portfolio Fund and will be subject to different terms and conditions, including more significant restrictions on redemptions.  The fair value of side pockets is determined in good faith by the Portfolio Managers of their respective Portfolio Funds.

12.  Investment Transactions

For the year ended March 31, 2011, the Master Fund had purchases of investments of $50,050,000 and sales of investments of $31,912,502.

13.  Investments

As of March 31, 2011, the Master Fund had investments in forty six Portfolio Funds, none of which were related parties.

The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions.  The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions.  However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds.  Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may

SAI - Page 86

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

13.  Investments (continued)

nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Funds’ Investment Strategies and Liquidity:

Long/Short Equity

In Long/Short Equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions.  The Portfolio Managers’ stock selection abilities, on both the long and the short side, are key to the success of these Portfolio Funds.  The short positions may be opportunistic or instituted solely for hedging purposes.  Individual stock options may be used in place of a short equity position, and equity index options may be used as a portfolio hedge.  This classification is very broad.  Portfolio Funds in this category include those that may or may not have a sector, style, capitalization, country or regional bias.  Portfolio Managers of these Portfolio Funds opportunistically vary the gross long and short exposures, as well as the resultant net long or short exposures, resulting in more defined market exposure than that found in equity market neutral strategies.  Trading and concentrated positions in certain stocks or industries often become important elements in these strategies.  There is typically some degree of directional trading involved in the strategy that drives the long and short exposures, derived from either top-down themes or bottom-up stock selection criteria.  Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 65 days. Portfolio Funds representing approximately 3% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis.  Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 3% to 5% of net assets.  Investments representing approximately 16% of the value of the investments in this category are subject to these penalties.  The remaining restriction period for these investments ranges from nine to twelve months at March 31, 2011.  Investments representing approximately 1% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for this investment is nine months at March 31, 2011.  Investments representing approximately 10% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemptions in the first twelve months after acquisition and have redemption penalty in the second twelve months of investment.  The remaining restriction period for these investments ranges from twelve to twenty-two months at March 31, 2011.

Event-Driven

Event-Driven strategies involve investing in companies experiencing significant corporate changes. Mis-pricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value.  This strategy also includes activist

SAI - Page 87

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

13.  Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Event-Driven (concluded)

managers who take controlling stakes in companies and force the "event" internally.   Portfolio Funds in this category invest primarily in bonds and equities and are typically exposed, through their trading strategies, to the risks associated with illiquid or restricted securities, interest rate fluctuation, conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 90 days. With respect to a Portfolio Fund restructuring, the Master Fund elected the liquidation option, which was effective as of January 1, 2010. A Portfolio Fund permits redemptions upon the payment of a redemption penalty of 3%, unless the investment is redeemed on its investment anniversary. Approximately 13% of the assets in this category are subject to these redemption restrictions.  Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 4% to 6%.  Investments representing approximately 22% of the value of the investments in this category are subject to these penalties.  The remaining redemption penalty period for these investments ranges from five to eleven months at March 31, 2011.  Certain Portfolio Fund lots do not allow for the Fund to redeem all of part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year.  Portfolio Funds representing approximately 37% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis.   Investments representing approximately 20% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments ranges from eleven to twenty-one months at March 31, 2011.

Macro

Macro managers will invest globally across all markets without constraints.  Top-down macro analysis uncovers pricing anomalies across global markets, due to factors such as GDP growth, strengthening currencies, and interest rates.  These managers invest in equity, fixed income, currency, and commodity asset classes across both the derivative and cash markets. Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with interest rate fluctuation, conducting short sales, trading in options, futures and swaps, using leverage, using forward foreign currency contracts and lending of portfolio securities to brokers, dealers and other financial institutions.  The Portfolio Funds in this category have redemption notice periods ranging from 30 to 90 days. Certain Portfolio Funds may charge redemption penalties of up to 5% of net assets if a redemption is made during the lock-up period or is greater than 25% per quarter upon expiration of the lock-up period.   Approximately 32% of the assets in this category are subject to these redemption restrictions.  Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of up to 5%.  Investments representing approximately 8% of the value of the investments in this category are subject to these penalties.  The remaining redemption penalty period for these investments ranges from three to twelve months at March 31, 2011.  Portfolio Funds representing approximately 5% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments ranges from three to five months at March 31, 2011.

SAI - Page 88

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

13.  Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Distressed

These Portfolio Funds invest in, and occasionally sell short, the securities of companies where the security’s price has been affected (or is expected to be affected) by a distressed financial situation.  These situations may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings.  Depending on the Portfolio Manager’s style, investments may be made in bank debt, corporate debt, trade claims, common stock, preferred stock, warrants or post-distressed equities.  Leverage may be used by certain Portfolio Managers, but it is not typical in this strategy.  Portfolio Funds in this category invest primarily in bonds and equities and are typically exposed, through their trading strategies, to the risks associated with illiquid or restricted securities, interest rate fluctuation, conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions.  The Portfolio Funds in this category have redemption notice periods ranging from 60 to 90 days. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of up to 5%.  Investments representing approximately 4% of the value of the investments in this category are subject to these penalties.  The remaining redemption penalty period for these investments is four months at March 31, 2011.  Certain Portfolio Fund lots do not allow for the Fund to redeem all of part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year.  Portfolio Funds representing approximately 17% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis.   Portfolio Funds representing approximately 24% of the value of the investments in this category allow the Master Fund to redeem 50% of its balance on a semi-annual basis.

Fixed Income Relative Value

Fixed Income Relative Value managers seek to profit by identifying mis-pricings between different but related fixed income instruments. The mis-pricings may be between two fixed income securities within two different companies, or two fixed income securities within a single company’s capital structure. These managers can implement either a quantitative or fundamental research process to uncover these opportunities. Through the use of leverage, these Portfolio Funds can profit even from small mis-pricings. A Portfolio Fund in this category began an orderly wind-down and a return of capital to investors on May 30, 2008.  The other Portfolio Funds in this category have redemption notice periods ranging from 45 to 60 days. A Portfolio Fund may permit redemptions during the lock-up period upon the payment of redemption penalties of 1% to 4%.  This investment represents approximately 46% of the value of the investments in this category and is subject to these penalties.  The remaining redemption penalty period for this investment is ten months at March 31, 2011.  The investments in this category as of March 31, 2011 are not under initial lock-ups that would prevent redemptions by the Master Fund.

SAI - Page 89

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

13.  Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Convertible Arbitrage

In Convertible Arbitrage funds, Portfolio Managers purchase a portfolio of convertible securities, generally convertible bonds, and hedge a portion of the equity risk by selling short the underlying common stock. Certain Portfolio Managers may also seek to hedge interest rate exposure. Most Portfolio Managers employ some degree of leverage. The Investment Funds can be run with a directional bias or as market neutral.  Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions.  The Portfolio Fund in this category allows the Fund to redeem 25% of its balance on a quarterly basis.

Structured Credit

Portfolio Managers typically originate loans directly to a company.  These loans are typically senior within the capital structure and are collateralized by the company’s assets.  The Portfolio Manager is usually the "lender of last resort" and will lend at terms that are beneficial to the Portfolio Fund.  The Portfolio Funds in this category began orderly wind-downs and return of capital to investors as of August 28, 2009, June 30, 2008, and July 1, 2009, respectively.

Multi-Strategy Relative Value

In Multi-Strategy Relative Value funds, the Portfolio Manager allocates capital to more than one strategy.  The most common elements are convertible arbitrage, merger arbitrage, equity pairs trading, fixed-income arbitrage, and distressed investing.  Some maintain a relatively fixed allocation to the various strategies, but others allow one or two strategies to opportunistically dominate the portfolio.  The combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments.  Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with interest rate fluctuation, conducting short sales, trading in options, futures and swaps, using leverage, using forward foreign currency contracts and lending of portfolio securities to brokers, dealers and other financial institutions.  Other than the remaining side pocket position, the Portfolio Fund in this category has a redemption notice period of 45 days and allows the Master Fund to redeem 25% of its balance on a quarterly basis.   The investments as of March 31, 2011 in this category are not under initial lock-ups that would prevent redemptions by the Master Fund.

Fundamental Market Neutral

Fundamental Market Neutral funds buy or sell securities which are mis-priced relative to related securities, groups of securities or the overall market. Fundamental analysis is performed to uncover the relative value between these companies or other securities.  Positions are often hedged to isolate this discrepancy in value and minimize market risk.  Portfolio Funds in this category are typically exposed,

SAI - Page 90

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)

13.  Investments (concluded)

Portfolio Funds’ Investment Strategies and Liquidity (concluded):

Fundamental Market Neutral (concluded)

through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions.  The remaining investment in this category is held in a reserve.  The final distribution date cannot be determined.

14.  Tender Offer

On May 23, 2011, the Master Fund offered to purchase up to $13,000,000 of Units tendered by Members of the Master Fund at a price equal to the net asset value as of June 30, 2011.  As of the date of these financial statements, no tender requests have been received.

15.  Subsequent Events

Subsequent to year end through May 26, 2011, the Master Fund received $12,985,000 of subscriptions.

SAI - Page 91

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Managers and Officers of the Fund (unaudited)
as of March 31, 2011

NAME, AGE, and POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
Disinterested Managers
Charles S. Crow, III, 61 Manager c/o Robeco-Sage Multi-Strategy Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Crow has been a partner of the law firm of Crow & Associates since 1981.	7	Member of the Board of Directors of 1st Constitution Bank; Member of the Board of Trustees of Centurion Ministries, Inc.
Richard B. Gross, 63 Manager c/o Robeco-Sage Multi-Strategy Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Gross is a lawyer and private investor. From 1998 through 2001, he served as Managing Director and General Counsel of U.S. Trust, a 150-year old banking firm specializing in investment management and fiduciary services.	7	Member of the Board of Trustees of Randall's Island Sports Foundation, a non-profit public/private partnership with the NYC Parks & Recreation Dept.
David C. Reed, 60 Manager c/o Robeco-Sage Multi-Strategy Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Reed is the Chief Executive Officer, principal owner and co-founder of Mapleton Nurseries (1998 - present) and is the Managing Director of Reed & Company (1995 -present).	7	Member of the Board of Directors of 1st Constitution Bank
Interested Manager*
Timothy J. Stewart, 36 Manager, President and Chief Executive Officer c/o Robeco-Sage Multi-Strategy Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Stewart is the Chief Financial Officer and a Managing Director of the Robeco-Sage division of Robeco Investment Management, Inc. (June 2008 – present). From January 2003 to June 2008, he served as the Director of Operations and a Managing Director of the Robeco-Sage division of Robeco Investment Management, Inc. (1)	7	N/A

*	Manager who is an "interested person" (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

(1)	Prior to January 1, 2007, Mr. Stewart served as the Director of Operations and a Managing Director of Robeco-Sage Capital Management, L.L.C.

SAI - Page 92

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Managers and Officers of the Fund (unaudited)
as of March 31, 2011

NAME, AGE, and POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
Officers who are not Managers
Matthew J. Davis, 45 Chief Financial Officer c/o Robeco-Sage Multi-Strategy Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Davis is Senior Managing Director and Chief Financial Officer of the Adviser (July 1, 2008–present). He is also the Chief Financial Officer of Robeco Securities (June 2005–present).	N/A	N/A
Liana Safanov, 32 Chief Compliance Officer c/o Robeco-Sage Multi-Strategy Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2010	Ms. Safanov is a Vice President of Compliance at the Adviser (August 2005 - present).	N/A	N/A

SAI - Page 93

ARDEN SAGE MULTI-STRATEGY MASTER FUND, L.L.C.

(formerly Robeco-Sage Multi-Strategy Master Fund, L.L.C.)

Financial Statements (unaudited)

For the six-month period ended September 30, 2011

SAI - Page 94

Arden Sage Multi-Strategy Master Fund, L.L.C.

Financial Statements (unaudited):

The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q.  The Master Fund’s Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 908-9660; and (ii) on the Commission's website at http://www.sec.gov.

SAI - Page 95

Arden Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Schedule of Investments (unaudited)
September 30, 2011 (See Note A below)

			%* of
			Members'
Portfolio Fund	Cost	Value	Capital	Liquidity**

Long/Short Equity:
Artha Emerging Markets Fund, L.P.	$3,450,000	$3,404,243	3.13%	Quarterly
Clovis Capital Partners Institutional, L.P.	4,700,000	4,314,773	3.97%	Quarterly
Cobalt Partners L.P.	4,000,000	4,147,007	3.81%	Semi-Annually
Criterion Horizons Fund, L.P.	4,256,383	5,396,680	4.96%	Monthly
Highbridge Long/Short Equity Fund, L.P.	3,986,129	3,308,433	3.04%	Quarterly
Highline Capital Partners QP, L.P.	2,177,264	2,325,792	2.14%	Quarterly
JHL Capital Group Fund Ltd	3,200,000	2,539,164	2.33%	Quarterly
Kylin Fund, L.P.	3,750,000	4,084,906	3.75%	Quarterly
Lakewood Capital Offshore Fund Ltd.	3,900,000	3,582,151	3.29%	Quarterly
Pennant Windward Fund, Ltd.	4,500,000	5,133,743	4.72%	Quarterly
PFM Diversified Fund, L.P.	2,301,284	2,579,976	2.37%	Quarterly
PFM Meritage Fund, L.P.	1,900,000	1,854,038	1.70%	Quarterly
Total Long/Short Equity	42,121,060	42,670,906	39.21%

Note A: Effective on September 30, 2011, following the Master Fund’s regular close of business, the Master Fund effected a reorganization with Arden Sage Multi-Strategy TEI Master Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.) (the "TEI Master Fund") pursuant to which it acquired substantially all of the assets and liabilities of the TEI Master Fund in exchange for Units of the Master Fund (the "Reorganization"). See "Subsequent Events" in the notes to this report. Further, as referenced in the Subsequent Events note, Appendix A hereto contains the Master Fund's Consolidated Schedule of Investments (unaudited) upon giving effect to the Reorganization as of September 30, 2011.

SAI - Page 96

Arden Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Schedule of Investments (unaudited) (continued)
September 30, 2011

			%* of
			Members'
Portfolio Fund	Cost	Value	Capital	Liquidity**

Event Driven:
Altima Global Special Situations Fund, Ltd.	$499,972	$490,749	0.45%	‡
BHR Offshore Fund, Ltd.	2,550,000	2,646,672	2.43%	Quarterly
Covalent Capital Partners (Offshore), L.P.	3,300,000	2,758,290	2.54%	Quarterly
Elliott International, Ltd.	3,000,000	4,145,783	3.81%	Quarterly
Empyrean Capital Overseas Fund, Ltd.	4,400,000	4,028,692	3.70%	Quarterly
Eton Park Fund, L.P.	1,095,369	1,470,878	1.35%	Annually
Fir Tree Value Fund, L.P.	4,001,296	3,993,295	3.67%	Quarterly
Luxor Capital Partners Offshore, Ltd.	4,400,000	4,311,689	3.96%	Quarterly
Magnetar Capital Fund, L.P.(1)	404,795	342,059	0.31%	†
Montrica Global Opportunities Fund, L.P.(1)	159,944	115,623	0.11%	‡
Octavian Global Fund, L.P.	366,519	255,855	0.24%	‡
Owl Creek II L.P.	2,625,000	2,317,525	2.13%	Quarterly
Silver Point Capital Fund, L.P.(1)	263,908	405,114	0.37%	‡
Taconic Opportunity Fund, L.P.(1)	34,187	36,604	0.03%	‡
York European Opportunities Fund, L.P.	3,450,000	3,132,879	2.88%	Quarterly
Total Event Driven	30,550,990	30,451,707	27.98%
Macro:
Brevan Howard Emerging Markets Strategies Fund Limited	2,146,427	2,561,691	2.35%	Monthly
Brevan Howard Fund, Ltd.	1,536,424	2,011,592	1.85%	Monthly
GLG Emerging Markets Fund	3,400,000	2,803,619	2.58%	Monthly
Wexford Spectrum Fund I, L.P.(1)	20,935	21,985	0.02%	‡
Woodbine Capital Fund, Ltd.	3,450,000	3,528,110	3.24%	Quarterly
Total Macro	10,553,786	10,926,997	10.04%
Distressed:
Anchorage Capital Partners, L.P.	70,091	111,950	0.10%	Annually
Credit Distressed Blue Line Fund L.P.	559,562	726,703	0.67%	Quarterly
Greywolf Capital Partners II, L.P.(1)	19,791	9,971	0.01%	‡
Redwood Domestic Fund, L.P.(1)	44,181	52,135	0.05%	‡
Redwood Offshore Fund, Ltd.	2,702,588	3,587,994	3.29%	Bi-Annually
York Credit Opportunities Fund, L.P.	2,250,000	2,612,582	2.40%	Semi-Annually
Total Distressed	5,646,213	7,101,335	6.52%
Fixed Income Relative Value:
Pelagus Capital Fund Inc.	2,900,000	2,992,198	2.75%	Monthly
QFR Victoria Fund, Ltd.	2,600,000	2,694,874	2.47%	Quarterly
The Drake Absolute Return Fund, L.P.	113,410	85,664	0.08%	†
Total Fixed Income Relative Value	5,613,410	5,772,736	5.30%
Convertible Arbitrage:
Linden Investors, L.P.	4,200,000	3,855,674	3.54%	Quarterly

SAI - Page 97

Arden Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Schedule of Investments (unaudited) (concluded)
September 30, 2011

			%* of
			Members'
Portfolio Fund	Cost	Value	Capital	Liquidity**

Structured Credit:
Cerberus SPV, LLC(1)	$2,619,786	$2,200,507	2.02%	†
Dune Capital, L.P.(1)	180,444	113,983	0.11%	†
Sorin Offshore Fund, Ltd.	20,204	25,785	0.02%	†
Total Structured Credit	2,820,434	2,340,275	2.15%
Multi-Strategy Relative Value:
Bennelong Asia Pacific Multi-Strategy Equity Fund, L.P.(1)	134,135	124,291	0.12%	‡
Broad Peak Fund, Ltd.	17,041	13,375	0.01%	‡
Total Multi-Strategy Relative Value	151,176	137,666	0.13%
Fundamental Market Neutral:
Level Global L.P.	25,500	28,342	0.03%	†

Total Portfolio Funds	101,682,569	103,285,638	94.90%

Total Investments	$101,682,569	$103,285,638	94.90%

*	Percentages are based on Members’ Capital at the end of the period of $108,837,974.
**	Liquidity terms shown apply after initial lock-up provisions. See Notes 11.B and 13 for a description of initial lock-up provisions.
†	Portfolio Fund is in the process of an orderly wind-down with the return of capital to investors. Final distribution dates cannot be estimated.
‡
The Master Fund’s remaining investment in the Portfolio Fund is a side pocket, which is in the process of liquidating.  See Note 11.D for additional information on side pockets.  Final distribution dates cannot be estimated.

(1)	Portfolio Fund is held by Arden Sage Multi-Strategy 1099 Blocker Fund, LLC, which is 100% owned by the Master Fund. See Note 3 for additional information.

At September 30, 2011, the aggregate cost of investments for tax purposes was $101,682,569.  Net unrealized appreciation on investments for tax purposes was $1,603,069 consisting of $7,074,789 of gross unrealized appreciation and ($5,471,720) of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 94.90% of Members’ Capital have been fair valued as described in Note 3.B.

The accompanying notes are an integral part of the financial statements.

SAI - Page 98

Arden Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Statement of Assets and Liabilities (unaudited)
September 30, 2011 (See Note B below)

Assets
Investments in Portfolio Funds, at fair value (cost $101,682,569)	$103,285,638
Fund investments made in advance	8,500,000
Receivable from Portfolio Funds	8,176,662
Other assets	9,717
Total assets	119,972,017

Liabilities
Redemptions payable	8,348,000
Loan Payable	1,200,000
Bank overdraft	704,354
Advisory fee payable	473,108
Professional fee payable	176,411
Deferred income tax payable	98,304
Administration fee payable	78,142
Board of Managers' fees payable	1,500
Other accrued expenses	54,224
Total liabilities	11,134,043

Net Assets	$108,837,974

Members' Capital
Net capital	$101,179,475
Accumulated net investment loss	(3,191,962)
Accumulated net realized loss on Portfolio Funds	(1,831,687)
Net unrealized appreciation on investments in Portfolio Funds	12,682,148
Members' Capital	$108,837,974

Note B: The Consolidated Statement of Assets and Liabilities (unaudited) does not reflect the Reorganization effected following the Master Fund’s regular close of business on September 30, 2011. See "Subsequent Events" in the notes to this report.

The accompanying notes are an integral part of the financial statements.

SAI - Page 99

Arden Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Statement of Operations (unaudited)
For the six-month period ended September 30, 2011

Investment Income
Interest	$259
Total investment income	259

Expenses
Advisory fee	473,108
Professional fees	166,304
Administration fee	67,357
Tax fee	31,347
Line of credit fee	29,281
Custody fee	6,308
Board of Managers' fees	3,000
Other expenses	53,930
Total expenses	830,635
Net Investment Loss	(830,376)

Realized and Unrealized Gains on Investments in Portfolio Funds
Net Realized Gain on Investments in Portfolio Funds	812,316
Net Change in Unrealized Depreciation on Investments in
Portfolio Funds	(9,708,543)
Net Realized and Unrealized Gain (Loss)	(8,896,227)
Net Decrease in Members' Capital derived from Investment Activities	$(9,726,603)

The accompanying notes are an integral part of the financial statements.

SAI - Page 100

Arden Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Statements of Changes in Members’ Capital

	For the six-month period ended September 30, 2011	For the year ended
	(unaudited)	March 31, 2011

From Investment Activities
Net investment loss*	$(830,376)	$(1,355,382)
Net realized gain on investments
in Portfolio Funds	812,316	477,770
Net change in unrealized appreciation/(depreciation) on
investments in Portfolio Funds	(9,708,543)	5,402,044
Net realized and unrealized gain (loss)	(8,896,227)	5,879,814

Net increase (decrease) in Members' Capital
derived from investment activities	(9,726,603)	4,524,432

Members' Capital Transactions
Sales of Units	24,014,846	41,056,791
Redemptions of Units/Interests	(20,950,846)	(20,511,000)
	3,064,000	20,545,791

Net Increase (Decrease) in Members' Capital	(6,662,603)	25,070,223
Members' Capital at Beginning of Period	115,500,577	90,430,354
Members' Capital at End of Period	$108,837,974	$115,500,577

Accumulated Net Investment Loss	$(3,191,962)	$(2,361,586)

*	Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

SAI - Page 101

Arden Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Statement of Cash Flows (unaudited)
For the six-month period ended September 30, 2011

Cash Flows Used in Operating Activities
Net decrease in Members' Capital derived from investment activities	$(9,726,603)
Adjustments to reconcile net increase in Members' Capital derived from investment activities to cash used in operating activities:
Purchases of Portfolio Funds	(20,200,000)
Sales of Portfolio Funds	17,490,641
Net change in unrealized depreciation on investments in
Portfolio Funds	9,708,543
Net realized gain on investments in Portfolio Funds	(812,316)
Increase in receivable from Portfolio Funds	(968,033)
Decrease in fund investments made in advance	2,500,000
Decrease in other assets	1,265
Increase in advisory fee payable	258,812
Increase in administration fee payable	67,357
Increase in deferred income tax payable	31,347
Increase in professional fees payable	47,467
Increase in other accrued expenses	54,224
Net cash used in operating activities	(1,547,296)

Cash Flows from Financing Activities
Proceeds from sales of Units	16,404,846
Redemptions of Units	(18,102,846)
Line of credit borrowings	1,200,000
Net cash used in financing activities	(498,000)

Net decrease in cash and cash equivalents	(2,045,296)
Cash and cash equivalents, beginning of period	1,340,942
Bank overdraft, end of period	$(704,354)

Supplemental schedule of non-cash financing activities:
Redemptions of Units	$8,348,000

The accompanying notes are an integral part of the financial statements.

SAI - Page 102

Arden Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Financial Highlights

	For the six-month period ended September 30, 2011		For the year ended	For the year ended		For the period January 1, 2009 (commencement of operations) through
	(unaudited)		March 31, 2011	March 31, 2010		March 31, 2009

Total Return	-7.59%	(1)	4.43%	14.17%		1.86%	(1)

Net assets, end of period (000's)	$108,838		$115,501	$90,430		$84,400

Ratios to Average Net Assets
Expenses(2)	1.34%	(3)	1.37%	1.42%	(5)	1.77%	(3)

Net investment loss	-1.34%	(3)	-1.37%	-0.74%		-1.77%	(3)

Portfolio turnover rate	14.90%	(4)	34.13%	32.12%		12.70%	(4)

(1)	Total return is for the period indicated and has not been annualized.
(2)	Expenses of Portfolio Funds are not included in the expense ratio.
(3)	Annualized.
(4)	Not annualized.
(5)
Percentage is after the management fee waiver. The Adviser voluntarily waived the fee due to it under the Management Agreement from July 1, 2009 – September 11, 2009 (equal to 0.02% of average net assets).

Note:  The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole.  The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

The accompanying notes are an integral part of the financial statements.

SAI - Page 103

Arden Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (unaudited)
September 30, 2011

1. Principles of Consolidation

The accompanying financial statements include the accounts of Arden Sage Multi-Strategy Master Fund, L.L.C. (the “Master Fund”) and its wholly-owned affiliate, Arden Sage Multi-Strategy 1099 Blocker Fund, L.L.C. (the “Blocker Fund”).  All the significant intercompany balances and transactions have been eliminated in consolidation.

2. Organization

The Master Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The fund is a master fund in a master/feeder structure into which its investors, Arden Sage Multi-Strategy Fund, L.L.C. and Arden Sage Multi-Strategy Institutional Fund, L.L.C. (the "Feeder Funds" or "Members"), invest substantially all of their assets. Effective September 30, 2011, following the Master Fund’s regular close of business, the Master Fund effected a reorganization pursuant to which it acquired substantially all of the assets and liabilities of Arden Sage Multi-Strategy TEI Master Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.) (the "TEI Master Fund") in exchange for Units of the Master Fund (the "Reorganization").  See "Subsequent Events" in these notes for the identity of the feeder funds into the Master Fund as a result of the Reorganization.

The Master Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility.  The Master Fund accomplishes its investment objective by investing its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.  At September 30, 2011 prior to the Reorganization, Arden Sage Multi-Strategy Fund, L.L.C. and Arden Sage Multi-Strategy Institutional Fund, L.L.C. hold 81.18% and 18.82%, ownership interests, respectively, in the Master Fund. See “Subsequent Events” in these notes for ownership percentages upon the Reorganization.

Investors who purchase Units and who are admitted to the Master Fund by its Board of Managers (the "Board") will become members of the Master Fund.

For accounting purposes, the Master Fund's fiscal year is the 12-month period ending on March 31.   The 11-month period ending October 31 of each year is the taxable year of the Master Fund.

The Master Fund received its initial investment and commenced operations on January 1, 2009.

Effective September 15, 2011, the Master Fund’s name changed from Robeco-Sage Multi-Strategy Master Fund, L.L.C. to Arden Sage Multi-Strategy Master Fund, L.L.C.

SAI - Page 104

Arden Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (unaudited) (continued)

3. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require the Master Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

B. Portfolio Valuation and Investment Transactions

The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Adviser under the general supervision of the Board.

Such fair value generally represents the Master Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Fund.  The Adviser considers information provided by the Portfolio Fund regarding the methods they use to value underlying investments of the Portfolio Fund in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value.  Accordingly, the estimates may not be indicative of the amounts the Master Fund or Portfolio Funds could realize in a current market exchange and the differences could be material to the financial statements.  The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

The Master Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its assets.  The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in a Portfolio Fund.  Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption.  In accordance with procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it is appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.  Any such decision must be made in good faith, and subject to the review and supervision of the Board.

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis.  Investment transactions are recorded on the effective date of the subscription in or the redemption from the Portfolio Fund.  Interest income is recorded on an accrual basis of interest earned on cash balances.

SAI - Page 105

Arden Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (unaudited) (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (continued)

The Master Fund utilizes the authoritative guidance on fair value measurements and disclosure under accounting principles generally accepted in the United States of America fair value measurements, which established an authoritative definition of fair value, established a framework for measuring fair value, and requires certain disclosures about fair value measurements.  The standard established a three-level hierarchy for fair value measurement based on the transparency and independence of inputs used in the valuation of an asset or liability as of the measurement date.  Accordingly, the Fund estimates the fair value of an investment in a Portfolio Fund using the net asset value of the investment without further adjustment unless the Investment Adviser determines that the net asset value is deemed to be not reflective of fair value.

The fair value hierarchy categorizes asset and liability positions into one of three levels, as summarized below, based on the inputs and assumptions used in deriving fair value.

•      Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;

•      Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability.  Investments in Portfolio Funds that are redeemable at net asset value without penalties within 90 days of period-end are considered Level 2 assets and represent the net asset values as reported by the Portfolio Funds; and

•      Level 3 – Significant unobservable prices or inputs (including the Master Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.  Investments in Portfolio Funds that are not redeemable at net asset value within 90 days of period-end, or are subject to a redemption penalty extending past December 31, 2011, are considered Level 3 assets and represent the net asset values as reported by the Portfolio Funds.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments are classified within Level 3 for those whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

SAI - Page 106

Arden Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (unaudited) (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (continued)

The following table summarizes the valuation of the Master Fund’s investments fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total

Investments by investment strategy:
Long/Short Equity	$-	$29,615,698	$13,055,208	$42,670,906
Event Driven	-	11,095,351	19,356,356	30,451,707
Macro	-	7,475,050	3,451,947	10,926,997
Distressed	-	2,032,994	5,068,341	7,101,335
Fixed Income Relative Value	-	2,992,198	2,780,538	5,772,736
Convertible Arbitrage	-	3,855,674	-	3,855,674
Structured Credit	-	-	2,340,275	2,340,275
Multi-Strategy Relative Value	-	-	137,666	137,666
Fundamental Market Neutral	-	-	28,342	28,342
Total investments by investment strategy	-	57,066,965	46,218,673	103,285,638

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments by Investment Strategy	Balance as of 3/31/11	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in/(out) of Level 3	Balance as of 9/30/11
Long/Short Equity	$10,732,463	$-	$(1,362,614)	$9,150,000	$(5,464,641)	$13,055,208
Event Driven	21,386,679	(15,498)	(1,982,149)	4,335,618	(4,368,294)	19,356,356
Macro	5,247,920	12,713	114,767	(162,713)	(1,760,740)	3,451,947
Distressed	7,789,377	493,842	(1,112,211)	(1,375,964)	(726,703)	5,068,341
Fixed Income Relative Value	2,618,009	(1,696)	169,660	(5,435)	-	2,780,538
Convertible Arbitrage	3,182,566	-	(504,457)	150,000	(2,828,109)	-
Structured Credit	2,778,141	(70,559)	30,313	(397,620)	-	2,340,275
Multi-Strategy Relative Value	746,763	265,649	(341,026)	(533,720)	-	137,666
Fundamental Market Neutral	25,551	-	2,791	-	-	28,342
Total	$54,507,469	$684,451	$(4,984,926)	$11,160,166	$(15,148,487)	$46,218,673

SAI - Page 107

Arden Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (unaudited) (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (concluded)

The amount of gains/(losses) included in gain/(loss) attributable to the change in unrealized gains/ (losses) relating to assets still held at 9/30/11
Long/Short Equity	$(1,316,652)
Event Driven	(1,991,172)
Macro	118,380
Distressed	(992,905)
Fixed Income Relative Value	169,660
Convertible Arbitrage	(504,457)
Structured Credit	30,313
Multi-Strategy Relative Value	(280,660)
Fundamental Market Neutral	2,791
$(4,764,702)

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period.  The net Level 3 transfers in/(out) noted above are due to a change in liquidity of the underlying Portfolio Funds between the measurement dates. The Master Fund did not have any transfers between Level 1 and Level 2 during the period ended September 30, 2011.

C. Income Taxes

ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Master Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

For the current year only, the Master Fund changed its tax year end to November 30, 2010 (short year). For the  tax year-ended November 30, 2010, and for the  preceding tax year ended December 31, 2009, which remain subject to examination by the tax authority, the Master Fund did not have a liability for any unrecognized tax benefits.  The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the year the Master Fund did not incur any interest or penalties.

As part of the process of preparing its consolidated financial statements, the Blocker Fund is required to account for its estimate of income taxes for Federal and States purposes through the establishment of a deferred tax asset or liability. Deferred income taxes result from temporary differences in reporting

SAI - Page 108

Arden Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (unaudited) (continued)

3. Significant Accounting Policies (continued)

C. Income Taxes (concluded)

transactions for financial and tax purposes. Such differences relate primarily to unrealized appreciation on investments in Portfolio Funds and are included in the Master Fund’s Consolidated Statement of Assets and Liabilities.

The Master Fund has elected to be treated as a corporation for Federal tax purposes and operates in a manner to qualify as a "regulated investment company" under Subchapter M of the Code (the "Tax Transition"). As a regulated investment company under Subchapter M of the Code, each year that the Master Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and net capital gains since holders of Units normally would be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally would not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment.

D. Distribution Policy

Because the Master Fund's tax treatment requires the Master Fund to make certain annual distributions to Members, the Master Fund has established a program for the automatic reinvestment of these distributions in the Master Fund.  Under the program, when a Member's distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution.

The amount of any dividends the Master Fund pays may vary over time, depending on market conditions, the composition of the Master Fund's investment portfolio, the expenses borne by the Units, any distributions made to the Master Fund by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Master Fund by Subchapter M under the Code.  Nonetheless, the Master Fund cannot guarantee that it will pay any dividends or other distributions.

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available.  In cases where the tax characteristics are not available, such distribution will be classified as investment income.

SAI - Page 109

Arden Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (unaudited) (continued)

3. Significant Accounting Policies (concluded)

F.  Cash and Cash Equivalents

The Master Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

4. Related Party Transactions and Other

Related Parties
Robeco Investment Management, Inc. (the "Adviser") serves as the investment adviser of the Master Fund, the Feeder Funds and other related funds. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a subsidiary of Robeco Groep, N.V. ("Robeco") and is responsible for developing, implementing and supervising the Master Fund's investment program and providing day-to-day management services to the Master Fund. The Board has overall responsibility for the management and supervision of the operations of the Master Fund.  Employees of the Adviser serve as officers and as members of the Board of the Master Fund.

In consideration of these investment advisory services and pursuant to an advisory agreement between the Master Fund and the Adviser (the "Advisory Agreement"), the Master Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter (the "Master Fund Management Fee").  The Master Fund Management Fee is payable in arrears within five business days after the end of each quarter.  The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement. The accompanying Statement of Assets and Liabilities includes an advisory fee payable of $473,108.

Cooperatieve Centrale Raiffeissen – Boerenleen Bank B.A. ("Rabobank"), the ultimate parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank  Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies.  The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Master Fund, on the other hand, and may restrict the investments and transactions by the Master Fund.  Rabobank may be deemed to control the Master Fund for purposes of the BHCA.

Each member of the Board, who is not an "interested person" of the Master Fund, as defined by the 1940 Act, receives an annual fee of $2,000.  Any Board member who is an "interested person" does not receive any annual or other fee from the Master Fund.  All Board members are reimbursed by the Master Fund for reasonable out-of-pocket expenses.

On October 20, 2010, the Blocker Fund was organized as a Delaware limited liability company.  The Master Fund is the sole member and managing member of the Blocker Fund, which was formed to hold certain of the Master Fund's investments.

SAI - Page 110

Arden Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (unaudited) (continued)

4. Related Party Transactions and Other (concluded)

Other
SEI Investments Global Fund Services (the "Administrator") provides various administrative services to the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Master Fund and subject to approval by the Master Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Master Fund, pursuant to an administration agreement (the "Administration Agreement"). In consideration of such services, the Master Fund pays the Administrator a monthly fee based on the aggregate month-end net assets of the Master Fund and the other funds in the "Fund Complex" (as defined in the Administration Agreement) at an annual rate of up to 0.12%, subject to certain fee minimums for each fund, and reimburses the Administrator for certain out-of-pocket expenses.  Upon expiration of a two year term, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.

SEI Private Trust Company acts as custodian (the "Custodian") for the Master Fund’s assets. In consideration for such services, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

5.  Fund Expenses

The Master Fund bears all of its own expenses other than those borne by the Adviser pursuant to the Advisory Agreement, including, but not limited to:  all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Master Fund; audit and tax preparation fees and expenses of the Master Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund Management Fee; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Master Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Master Fund also indirectly bears fees and expenses of the Portfolio Funds.  Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages.  The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected  to be between 15% - 25%  of  the  net  capital  appreciation  (if any)  in  the  assets  managed  by a Portfolio Manager.  If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a

SAI - Page 111

Arden Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (unaudited) (continued)

5.  Fund Expenses (concluded)

management fee and performance allocation would generally be payable to the Portfolio Manager.  In such cases, the fees may differ from, and could be higher than, those described above.  Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board and Members.

Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Master Fund and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the funds in which the Master Fund invested.  These amounts are included in realized and unrealized gain (loss) on investments in funds in the statement of operations.

6.  Members’ Capital

Unit transactions for the six-month period ended September 30, 2011 were as follows:

Units outstanding at beginning of period	95,101
Units issued	19,767
Units redeemed	(17,894)
Units outstanding at end of period	96,974

7.  Borrowings

The Master Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes.  Borrowings by the Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

The Master Fund has established a line of credit agreement with Societe Generale as of February 3, 2009, which is collateralized by a security interest in the Master Fund’s custody account.  The line of credit is used primarily for bridge financing purposes, but may be accessed by the Master Fund to purchase Portfolio Funds, to meet repurchase requests, and for cash management purposes. In accordance with an amendment to the line of credit agreement made on June 30, 2010, each borrowing shall bear interest on the outstanding principal amount at a rate per annum equal to the applicable LIBOR Rate plus 2.15%.  The line of credit limit is $5,000,000.  The Master Fund also pays a facility fee, based on the size of the line of credit, of 1.15% per annum. At September 30, 2011, the Master Fund had an outstanding borrowing of $1,200,000, which as of September 30, 2011, was outstanding for 1 day with an interest rate of 2.52%.

SAI - Page 112

Arden Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (unaudited) (continued)

8.  Net Asset Valuation

The Master Fund sells Units at their offering price, which is equal to the "net asset value" per Unit.  The net asset value of the Master Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Master Fund repurchases any Units. The Master Fund's net asset value is the value of the Master Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

9. Indemnifications

In the normal course of business, the Master Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

10. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk.  These include, but are not limited to, short selling activities, writing option contracts, and equity swaps.  The Master Fund’s risk of loss in these Portfolio Funds is limited to the value of the Master Fund’s investment.

11. Concentration of Risk

The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks.  These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds’ net asset value.

The Master Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risks, such as:

A. Illiquid Investments

The Master Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer.  The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights.  The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

SAI - Page 113

Arden Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (unaudited) (continued)

11. Concentration of Risk (concluded)

B. Liquidity

The Portfolio Funds generally provide for periodic redemptions, with some Portfolio Funds having lock-up provisions ranging from 3 months to 2 years from initial or subsequent investments. Certain Portfolio Funds provide for early redemptions, subject to approval, and may charge redemption penalties of 1.0% to 6.0% of net assets.  Additionally, certain Portfolio Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of investors to redeem their interests in the fund. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions.

C. Credit Risk

The Master Fund will be exposed to credit risk of Portfolio Funds with whom they trade and will always bear the risk of settlement default.

D. Side Pockets

The Master Fund may participate in side pocket investments, either at the Master Fund’s discretion or that of the Portfolio Manager who manages the Portfolio Fund in which the Master Fund invests.  A side pocket investment is generally less liquid than others in a Portfolio Fund and will be subject to different terms and conditions, including more significant restrictions on redemptions.  The fair value of side pockets is determined in good faith by the Portfolio Managers of their respective Portfolio Funds.

12.  Investment Transactions

For the six-month period ended September 30, 2011, the Master Fund had purchases of investments of $20,200,000 and sales of investments of $17,490,641.

13. Investments

As of September 30, 2011, the Master Fund had investments in forty eight Portfolio Funds, none of which were related parties.

The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions.  The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions.  However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds.  Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may

SAI - Page 114

Arden Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (unaudited) (continued)

13. Investments (continued)

nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Funds’ Investment Strategies and Liquidity:

Long/Short Equity
In Long/Short Equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions.  The Portfolio Managers’ stock selection abilities, on both the long and the short side, are key to the success of these Portfolio Funds.  The short positions may be opportunistic or instituted solely for hedging purposes.  Individual stock options may be used in place of a short equity position, and equity index options may be used as a portfolio hedge.  This classification is very broad.  Portfolio Funds in this category include those that may or may not have a sector, style, capitalization, country or regional bias.  Portfolio Managers of these Portfolio Funds opportunistically vary the gross long and short exposures, as well as the resultant net long or short exposures, resulting in more defined market exposure than that found in equity market neutral strategies.  Trading and concentrated positions in certain stocks or industries often become important elements in these strategies.  There is typically some degree of directional trading involved in the strategy that drives the long and short exposures, derived from either top-down themes or bottom-up stock selection criteria.  Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 65 days. Portfolio Funds representing approximately 3% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis.  Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 3% to 5% of net assets.  Investments representing approximately 20% of the value of the investments in this category are subject to these penalties.  The remaining restriction period for these investments ranges from one to nine months at September 30, 2011.  Investments representing approximately 2% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for this investment is six months at September 30, 2011.  Investments representing approximately 10% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemptions in the first twelve months after acquisition and have redemption penalty in the second twelve months of investment.  The remaining restriction period for these investments ranges from six to sixteen months at September 30, 2011.

Event-Driven
Event-Driven strategies involve investing in companies experiencing significant corporate changes. Mis-pricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value.  This strategy also includes activist

SAI - Page 115

Arden Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (unaudited) (continued)

13. Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Event-Driven (concluded)
managers who take controlling stakes in companies and force the "event" internally.   Portfolio Funds in this category invest primarily in bonds and equities and are typically exposed, through their trading strategies, to the risks associated with illiquid or restricted securities, interest rate fluctuation, conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 90 days. With respect to a Portfolio Fund restructuring, the Master Fund elected the liquidation option, which was effective as of January 1, 2010. A Portfolio Fund permits redemptions upon the payment of a redemption penalty of 3%, unless the investment is redeemed on its investment anniversary. Approximately 13% of the assets in this category are subject to these redemption restrictions.  Certain Portfolio Fund lots do not allow for the Fund to redeem all of part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year.  Portfolio Funds representing approximately 35% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Investments representing approximately 17% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve to twenty-four months after acquisition. The remaining restriction period for these investments ranges from five to fifteen months at September 30, 2011.

Macro
Macro managers will invest globally across all markets without constraints.  Top-down macro analysis uncovers pricing anomalies across global markets, due to factors such as GDP growth, strengthening currencies, and interest rates.  These managers invest in equity, fixed income, currency, and commodity asset classes across both the derivative and cash markets. Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with interest rate fluctuation, conducting short sales, trading in options, futures and swaps, using leverage, using forward foreign currency contracts and lending of portfolio securities to brokers, dealers and other financial institutions.  The Portfolio Funds in this category have redemption notice periods ranging from 30 to 90 days. Certain Portfolio Funds may charge redemption penalties of up to 5% of net assets if a redemption is made during the lock-up period or is greater than 25% per quarter upon expiration of the lock-up period.  Approximately 42% of the assets in this category are subject to these redemption restrictions. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of up to 5%. Investments representing approximately 3% of the value of the investments in this category are subject to these penalties. The remaining redemption penalty period for these investments is three months at September 30, 2011.  The investments in this category as of September 30, 2011 are not under initial lockups that would prevent redemptions by the Master Fund.

SAI - Page 116

Arden Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (unaudited) (continued)

13. Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Distressed
These Portfolio Funds invest in, and occasionally sell short, the securities of companies where the security’s price has been affected (or is expected to be affected) by a distressed financial situation.  These situations may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings.  Depending on the Portfolio Manager’s style, investments may be made in bank debt, corporate debt, trade claims, common stock, preferred stock, warrants or post-distressed equities.  Leverage may be used by certain Portfolio Managers, but it is not typical in this strategy.  Portfolio Funds in this category invest primarily in bonds and equities and are typically exposed, through their trading strategies, to the risks associated with illiquid or restricted securities, interest rate fluctuation, conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions.  The Portfolio Funds in this category have redemption notice periods ranging from 60 to 90 days. Certain Portfolio Fund lots do not allow for the Fund to redeem all of part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year.  Portfolio Funds representing approximately 10% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis.   Portfolio Funds representing approximately 37% of the value of the investments in this category allow the Master Fund to redeem 50% of its balance on a semi-annual basis.

Fixed Income Relative Value
Fixed Income Relative Value managers seek to profit by identifying mis-pricings between different but related fixed income instruments. The mis-pricings may be between two fixed income securities within two different companies, or two fixed income securities within a single company’s capital structure. These managers can implement either a quantitative or fundamental research process to uncover these opportunities. Through the use of leverage, these Portfolio Funds can profit even from small mis-pricings. A Portfolio Fund in this category began an orderly wind-down and a return of capital to investors on May 30, 2008.  The other Portfolio Funds in this category have redemption notice periods ranging from 45 to 60 days. A Portfolio Fund may permit redemptions during the lock-up period upon the payment of redemption penalties of 1% to 4%.  This investment represents approximately 47% of the value of the investments in this category and is subject to these penalties.  The remaining redemption penalty period for this investment is four months at September 30, 2011.  The investments in this category as of September 30, 2011 are not under initial lock-ups that would prevent redemptions by the Master Fund.

SAI - Page 117

Arden Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (unaudited) (continued)

13. Investments (concluded)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Convertible Arbitrage
In Convertible Arbitrage funds, Portfolio Managers purchase a portfolio of convertible securities, generally convertible bonds, and hedge a portion of the equity risk by selling short the underlying common stock. Certain Portfolio Managers may also seek to hedge interest rate exposure. Most Portfolio Managers employ some degree of leverage. The Investment Funds can be run with a directional bias or as market neutral.  Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions.  The Portfolio Fund in this category allows the Fund to redeem 25% of its balance on a quarterly basis.

Structured Credit
Portfolio Managers typically originate loans directly to a company.  These loans are typically senior within the capital structure and are collateralized by the company’s assets.  The Portfolio Manager is usually the "lender of last resort" and will lend at terms that are beneficial to the Portfolio Fund.  The Portfolio Funds in this category began orderly wind-downs and return of capital to investors as of August 28, 2009, June 30, 2008, and July 1, 2009, respectively.

Multi-Strategy Relative Value
In Multi-Strategy Relative Value funds, the Portfolio Manager allocates capital to more than one strategy.  The most common elements are convertible arbitrage, merger arbitrage, equity pairs trading, fixed-income arbitrage, and distressed investing.  Some maintain a relatively fixed allocation to the various strategies, but others allow one or two strategies to opportunistically dominate the portfolio.  The combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments.  Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with interest rate fluctuation, conducting short sales, trading in options, futures and swaps, using leverage, using forward foreign currency contracts and lending of portfolio securities to brokers, dealers and other financial institutions.  The remaining investments in this category are held in side pockets.  The final distribution dates cannot be determined.

Fundamental Market Neutral
Fundamental Market Neutral funds buy or sell securities which are mis-priced relative to related securities, groups of securities or the overall market. Fundamental analysis is performed to uncover the relative value between these companies or other securities.  Positions are often hedged to isolate this discrepancy in value and minimize market risk.  Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions.  The remaining investment in this category is held in a reserve.  The final distribution date cannot be determined.

SAI - Page 118

Arden Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (unaudited) (continued)

14.  Tender Offer

On November 1, 2011, the Master Fund offered to purchase up to $20,000,000 of Units tendered by Members of the Master Fund at a price equal to the net asset value as of December 31, 2011.  As of the date of these financial statements, no tender requests have been received.

15. Subsequent Events

Subsequent to the period ended September 30, 2011 through November 1, 2011, the Master Fund received $4,733,081 of subscriptions.

Effective October 1, 2011, Arden Asset Management LLC (“AAM”), a Delaware limited liability company, registered as an investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser of the Master Fund under an investment advisory agreement between the Master Fund and AAM (the "New Advisory Agreement").  Other than the identity of the adviser (AAM), the terms of the New Advisory Agreement are substantially the same as the terms of the previous Advisory Agreement.  The New Advisory Agreement was approved by the Board at a meeting held on June 6, 2011 and by members of the Master Fund at a meeting held on September 27, 2011.

Effective September 30, 2011, following the Master Fund’s regular close of business, the Master Fund effected a reorganization pursuant to which it acquired substantially all of the assets and liabilities of Arden Sage Multi-Strategy TEI Master Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.) (the "TEI Master Fund") in exchange for Units of the Master Fund (the "Reorganization"). Upon the Reorganization, Arden Sage Multi-Strategy Fund, L.L.C., Arden Sage Multi-Strategy Institutional Fund, L.L.C., Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C. and Arden Sage Triton Fund, L.L.C. each are feeder funds into the Master Fund, each holding ownership interests of the Master Fund of 46.90%, 9.12%, 16.43% and 27.55%, respectively, as of September 30, 2011. Upon the Reorganization, as of September 30, 2011, the net assets of the Master Fund was $224,678,564.  Appendix A hereto contains the Master Fund's Consolidated Schedule of Investments (unaudited) upon giving effect to the Reorganization as of September 30, 2011.

16. Approval of Investment Advisory Agreement

At a meeting of the Board of Managers (the "Board") of the Master Fund held on June 6, 2011, all of the managers (the "Managers"), including all of the Managers who are not "interested persons," as defined by the Investment Company Act of 1940, as amended, of the Master Fund, approved the initial two-year term of the investment advisory agreement between the Master Fund and Arden Asset Management LLC ("AAM") (the "New Advisory Agreement").  The New Advisory Agreement was entered into in connection with a transaction between AAM and Robeco Groep, N.V. ("Robeco Groep") pursuant to which Robeco Groep transferred to AAM management of the Master Fund, as well as other funds advised by the Robeco-Sage division of Robeco Investment Management, Inc., effective October 1, 2011.

A discussion regarding the basis for the approval by the Board of the New Advisory Agreement is set forth under Proposal 1 - Board Consideration of New Advisory Agreements in the definitive proxy statement filed with the Securities and Exchange Commission by Arden Sage Multi-Strategy Fund, L.L.C. on July 14, 2011, and is incorporated by reference herein.

SAI - Page 119

APPENDIX A

SAI - Page 120

Arden Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Schedule of Investments (unaudited)
September 30, 2011

			%* of
			Members'
Portfolio Fund	Cost	Value	Capital	Liquidity**

Long/Short Equity:
Artha Emergin Markets Fund, Ltd.	$3,194,177	$3,157,405	1.41%	Quarterly
Artha Emerging Markets Fund, L.P.	3,450,000	3,404,243	1.52%	Quarterly
Clovis Capital Partners Institutional, L.P.	4,700,000	4,314,773	1.92%	Quarterly
Clovis Capital Partners, Ltd.	4,750,000	4,373,868	1.95%	Quarterly
Cobalt Offshore Fund	4,300,000	4,882,174	2.17%	Semi-Annually
Cobalt Partners L.P.	4,000,000	4,147,007	1.85%	Semi-Annually
Criterion Horizons Fund, L.P.	4,256,383	5,396,680	2.39%	Monthly
Criterion Horizons Offshore, Ltd.	5,173,964	5,357,511	2.38%	Monthly
Highbridge Long/Short Equity Fund, Ltd.	4,200,822	3,505,489	1.56%	Quarterly
Highbridge Long/Short Equity Fund, L.P.	3,986,129	3,308,433	1.47%	Quarterly
Highline Capital International, Ltd.	2,831,633	3,184,134	1.42%	Quarterly
Highline Capital Partners QP, L.P.	2,177,264	2,325,792	1.04%	Quarterly
JHL Capital Group Fund, Ltd.	6,000,000	4,760,169	2.12%	Quarterly
Kylin Fund, L.P.	3,750,000	4,084,906	1.82%	Quarterly
Kylin Offshore Fund, Ltd.	4,400,000	4,799,166	2.14%	Quarterly
Lakewood Capital Offshore Fund, Ltd.	7,900,000	7,259,613	3.23%	Quarterly
Pennant Windward Fund, Ltd.	9,916,547	11,378,301	5.05%	Quarterly
PFM Diversified Fund, L.P.	2,301,284	2,579,976	1.15%	Quarterly
PFM Diversified Offshore Fund, Ltd.	3,471,023	3,979,172	1.77%	Quarterly
PFM Meritage Fund, L.P.	1,900,000	1,854,038	0.83%	Quarterly
PFM Meritage Offshore Fund, Ltd.	2,000,000	1,950,922	0.87%	Quarterly
Total Long/Short Equity	88,659,226	90,003,772	40.06%

SAI - Page 121

Arden Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Schedule of Investments (unaudited) (continued)
September 30, 2011

			%* of
			Members'
Portfolio Fund	Cost	Value	Capital	Liquidity**

Event Driven:
Altima Global Special Situations Fund, Ltd.	$1,003,561	$1,034,574	0.46%	‡
BHR Offshore Fund, Ltd.	5,250,000	5,495,127	2.45%	Quarterly
Covalent Capital Partners (Offshore), L.P.	6,500,000	5,492,714	2.44%	Quarterly
Elliott International, Ltd.	6,500,000	10,440,760	4.65%	Quarterly
Empyrean Capital Overseas Fund, Ltd.	8,300,000	7,595,185	3.38%	Quarterly
Eton Park Fund, L.P.	1,095,369	1,470,878	0.65%	Annually
Eton Park Overseas Fund, Ltd.	1,902,193	2,453,205	1.09%	Annually
Fir Tree International Value Fund, Ltd.	3,592,712	4,241,779	1.89%	Quarterly
Fir Tree Value Fund, L.P.	4,001,296	3,993,295	1.78%	Quarterly
Luxor Capital Partners Offshore, Ltd.	8,700,000	8,547,025	3.80%	Quarterly
Magnetar Capital Fund, L.P.(1)	404,795	342,059	0.15%	†
Magnetar Capital Fund, Ltd.	728,031	687,005	0.31%	‡
Montrica Global Opportunities Fund	149,794	118,212	0.05%	‡
Montrica Global Opportunities Fund, L.P.(1)	159,944	115,623	0.05%	‡
Octavian Global Fund, Ltd.	449,855	335,866	0.15%	‡
Octavian Global Fund, L.P.	366,519	255,855	0.11%	‡
Owl Creek II L.P.	2,625,000	2,317,525	1.03%	Quarterly
Owl Creek Overseas Fund, Ltd.	2,737,500	2,483,189	1.11%	Quarterly
Perry Partners International Inc CL F.	150,551	174,359	0.08%	‡
Silver Point Capital Fund, L.P.(1)	263,908	405,114	0.18%	‡
Taconic Opportunity Fund, L.P.(1)	34,187	36,604	0.02%	‡
York European Opportunities Fund, L.P.	3,450,000	3,132,879	1.40%	Quarterly
York European Opportunities Unit Trust Ltd.	3,550,000	3,220,998	1.43%	Quarterly
Total Event Driven	61,915,215	64,389,830	28.66%
Macro:
Brevan Howard Emerging Markets Strategies Fund Limited	3,817,397	4,526,363	2.01%	Monthly
Brevan Howard Fund, Ltd.	3,673,924	4,704,573	2.09%	Monthly
GLG Emerging Markets Fund	6,400,000	5,274,094	2.35%	Monthly
Wexford Offshore Spectrum Fund, Ltd	40,952	49,770	0.02%	‡
Wexford Spectrum Fund I, L.P.(1)	20,935	21,985	0.02%	‡
Woodbine Capital Fund, Ltd.	7,150,000	7,420,069	3.30%	Quarterly
Total Macro	21,103,208	21,996,854	9.78%
Distressed:
Anchorage Capital Partners Offshore, Ltd.	234,294	305,577	0.14%	Annually
Anchorage Capital Partners, L.P.	70,091	111,950	0.05%	Annually
Credit Distressed Blue Line Fund L.P.	559,562	726,703	0.32%	Quarterly
Greywolf Capital Overseas, Ltd.	66,602	34,520	0.02%	‡
Greywolf Capital Partners II, L.P.(1)	19,791	9,971	0.00%	‡
Harbinger Credit Distressed Blue Line Offshore Fund	870,537	1,133,761	0.50%	Quarterly
Redwood Domestic Fund, L.P.(1)	44,181	52,135	0.02%	‡
Redwood Offshore Fund Limited	2,307,537	3,403,851	1.52%	Bi-Annually
Redwood Offshore Fund, Ltd.	2,702,588	3,587,994	1.60%	Bi-Annually
York Credit Opportunities Fund, L.P.	2,250,000	2,612,582	1.17%	Semi-Annually
York Credit Opportunities Unit Trust	1,500,000	1,752,394	0.78%	Semi-Annually
Total Distressed	10,625,183	13,731,438	6.11%
Fixed Income Relative Value:
Pelagus Capital Fund Inc.	6,100,000	6,303,658	2.81%	Monthly
QFR Victoria Fund, Ltd.	5,200,000	5,389,749	2.40%	Quarterly
The Drake Absolute Return Fund, L.P.	350,008	267,831	0.11%	†
Total Fixed Income Relative Value	11,650,008	11,961,238	5.32%
Convertible Arbitrage:
Linden International Ltd.	4,400,000	4,039,721	1.80%	Quarterly
Linden Investors, L.P.	4,200,000	3,855,674	1.71%	Quarterly
Total Convertible Arbitrage	8,600,000	7,895,395	3.51%

SAI - Page 122

Arden Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Schedule of Investments (unaudited) (concluded)
September 30, 2011

			%* of
			Members'
Portfolio Fund	Cost	Value	Capital	Liquidity**

Structured Credit:
Cerberus International SPV, Ltd.	$2,810,626	$2,686,215	1.20%	†
Cerberus SPV, LLC(1)	2,619,786	2,200,507	0.98%	†
Dune Capital International, Ltd.	184,326	84,270	0.04%
Dune Capital, L.P.(1)	180,444	113,983	0.05%
Fortress Value Recovery Fund I Ltd.	97,432	32,198	0.01%
Sorin Offshore Fund, Ltd.	40,507	51,397	0.02%	†
Total Structured Credit	5,933,121	5,168,570	2.30%
Multi-Strategy Relative Value:
Bennelong Asia Pacific Multi-Strategy Equity Fund, L.P.(1)	376,491	351,927	0.16%	‡
Broad Peak Fund, Ltd.	37,870	29,674	0.01%	‡
Total Multi-Strategy Relative Value	414,361	381,601	0.17%
Fundamental Market Neutral:
Level Global L.P.	25,500	28,342	0.01%	†
Level Global, Ltd.	32,836	38,557	0.02%	†
Total Fundamental Market Neutral	58,336	66,899	0.03%

Total Portfolio Funds	208,958,658	215,595,597	95.94%

Total Investments	$208,958,658	$215,595,597	95.94%

*	Percentages are based on Members’ Capital following the Reorganization of $224,678,564.
**	Liquidity terms shown apply after initial lock-up provisions. See Notes 11.B and 13 for a description of initial lock-up provisions.
†	Portfolio Fund is in the process of an orderly wind-down with the return of capital to investors. Final distribution dates cannot be estimated.
‡
The Master Fund’s remaining investment in the Portfolio Fund is a side pocket, which is in the process of liquidating.  See Note 11.D for additional information on side pockets.  Final distribution dates cannot be estimated.

(1)	Portfolio Fund is held by Arden Sage Multi-Strategy 1099 Blocker Fund, LLC, which is 100% owned by the Master Fund. See Note 3 for additional information.

At September 30, 2011, the aggregate cost of investments for tax purposes was $208,958,658.  Net unrealized appreciation on investments for tax purposes was $6,636,939 consisting of $17,077,209 of gross unrealized appreciation and ($10,440,270) of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 95.94% of Members’ Capital have been fair valued as described in Note 3.B.

SAI - Page 123

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

25(1)	Financial Statements:
The financial statements of the Registrant for the fiscal year ended March 31, 2011 (audited) are included in Part B of this Registration Statement on Form N-2, File No. 333-177524.
25(2)	Exhibits
	(a)(1)	Certificate of Formation, incorporated by reference to Exhibit 25(2)(a)(1) of the Registrant's Registration Statement on Form N-2, File No. 333-152796, filed on August 6, 2008.
	(a)(2)	Limited Liability Company Agreement of the Registrant is filed herewith as Appendix A to the Prospectus included in this Registration Statement on Form N-2.
	(b)	Not Applicable.
	(c)	Not Applicable.
	(d)	Incorporated by reference to Exhibits (a)(2) and (b) above.
	(e)	Not Applicable.
	(f)	Not Applicable.
	(g)	Form of Advisory Agreement between the Registrant and Arden Asset Management LLC is filed herewith.
	(h)	Form of Distribution Agreement between the Registrant and Arden Securities LLC and Form of Selected Dealer Agreement is filed herewith.
	(i)	Not Applicable.
(j)
Form of Custodian Services Agreement between the Registrant and SEI Private Trust Company is incorporated by reference to Exhibit 25(2)(j) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No. 333-152796, filed on October 24, 2008.

(k)(1)
Form of Administration Agreement between the Registrant and SEI Investments Global Funds Services is incorporated by reference to Exhibit 25(2)(k)(1) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No. 333-152796, filed on October 24, 2008.

(k)(2)
Form of Escrow Agreement between the Registrant and SEI Investments Global Funds Services is incorporated by reference to Exhibit 25(2)(k)(2) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No. 333-152796, filed on October 24, 2008.

	(k)(3)	Form of Master/Feeder Agreement is filed herewith.
	(k)(4)	Power of Attorney is incorporated by reference to Exhibit 25(2)(k)(4) of the Registrant's Registration Statement on Form N-2, File No. 333-177524, filed on November 4, 2011.

(k)(5)	Form of Member Services Agreement between the Registrant and Arden Securities LLC is filed herewith.
(l)	Opinion and Consent of Schulte Roth & Zabel LLP is filed herewith.
(m)	Not Applicable.
(n)(1)	Consent of independent registered public accounting firm of the Registrant is filed herewith.
(n)(2)
Form of Tax Opinion of Schulte Roth & Zabel LLP is incorporated by reference to Exhibit 25(2)(n)(2) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No. 333-152796, filed on October 24, 2008.

(o)	Not Applicable.
(p)
Certificate of Initial Member is incorporated by reference to Exhibit 25(2)(p) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No. 333-152796, filed on October 24, 2008.

(q)	Not Applicable.
(r)(1)	Code of Ethics of the Registrant is filed herewith.
(r)(2)	Code of Ethics of the Adviser is filed herewith.

Item 26.   Marketing Arrangements

Please refer to Item 25(2)(h) above.

Item 27. Other Expenses of Issuance and Distribution

All Figures are estimates
Blue sky fees and expenses	$26,000
Accounting fees and expenses	$2,500
Legal fees and expenses	$60,000
Printing and engraving	$25,000
Miscellaneous	$0
Total	$113,500

Item 28. Persons Controlled By or Under Common Control

Not Applicable

Item 29. Number of Holders of Limited Liability Company Interests

The following table sets forth the approximate number of record holders of the Registrant's units of limited liability company interests as of February 1, 2012.

Title of Class	Number of Record Holders
Units of Limited Liability Company Interests	64

Item 30. Indemnification

     Reference is made to Section 3.8 of the  Registrant's Amended and Restated Limited Liability Company Agreement (the "Company Agreement"), filed herewith. The Registrant hereby undertakes that it will apply the indemnification provision of the Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange  Commission under the Investment Company Act of1940, as amended (the "1940  Act"), so long as the  interpretation  therein of Sections 17(h) and 17(i) of such Act remains in effect.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to managers, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification  against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Manager, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager,  officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification  by it is against public policy as expressed in the Securities  Act and will be governed by the final adjudication of such issue.

     Additionally, pursuant to the Distribution Agreement between the Registrant and Arden Securities LLC (the "Distributor"), the Distributor will indemnify and hold harmless the Registrant and each of its managers and officers and each person, if any, who controls the Registrant, against any claims, demands, losses, damages, costs, charges, payments, liabilities and expenses, as incurred, arising by reason of any person acquiring any interests, which may be based upon the Securities Act, or on any other statute or at common law, on the ground that any registration statement or other offering materials, as from time to time amended and supplemented, or an annual or interim report to members of the Registrant, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant in connection therewith by or on behalf of the Distributor.

Item 31. Business and Other Connections of Investment Adviser

     There is set forth below information as to any other business, profession, vocation or employment of a substantial  nature in which each executive officer and manager of Arden Asset Management LLC (the "Adviser") is, or at any time during the past two fiscal years has been,  engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

     To the knowledge of the Registrant, none of the managers or executive officers of the Adviser are or have been, at any time during the past two fiscal years, engaged in any other business, profession,  vocation or employment of a substantial nature.

   The Adviser provides investment advisory and management  services to the Registrant and to the fund in which the Registrant invests substantially all of its assets.  The Adviser is a Delaware limited liability company.  Information with respect to each manager and executive officer of the Adviser is incorporated by reference to Form ADV filed by the Adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (File no. 801-61080).  The principal business address of the Adviser is 375 Park Avenue, 32nd Floor, New York, New York 10152.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C., 375 Park Avenue, 32nd Floor, New York, New York 10152;

(2)	the Administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456;

(3)	the Custodian, SEI Private Trust Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456;

(4)	the Adviser, Arden Asset Management LLC, 375 Park Avenue, 32nd Floor, New York, New York 10152; and

(5)	Robeco Investment Management, Inc., the Registrant's former investment adviser, 909 Third Avenue, New York, New York 10022.

Item 33. Management Services

Except as described under "The Advisory Agreements" and "Administrator" in this Registration Statement, the Registrant is not party to any management service related contract.

Item 34. Undertakings

     The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (3) to include any material information with respect to any plan of distribution not previously disclosed in the registration statement or any  material change to such information in the registration statement.

     The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and Arden Sage Multi-Strategy Master Fund, L.L.C. certify that they have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 2nd day of March, 2012.

ARDEN SAGE MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.L.C. ARDEN SAGE MULTI-STRATEGY MASTER FUND, L.L.C.
By:	/s/ Craig Krawiec Craig Krawiec Manager, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in their capacities as managers and officers of the Registrant and Arden Sage Multi-Strategy Master Fund, L.L.C., and on the dates indicated.

Signature	Title	Date
/s/ Craig Krawiec	Manager, President and Chief Executive Officer	March 2, 2012
Craig Krawiec
/s/Charles S. Crow, III*	Manager	March 2, 2012
Charles S. Crow, III
/s/ Richard B. Gross*	Manager	March 2, 2012
Richard B. Gross
/s/ David C. Reed*	Manager	March 2, 2012
David C. Reed
/s/ Andrew Katz*	Chief Financial Officer	March 2, 2012
Andrew Katz

*  This registration statement has been signed by each of the persons so indicated by the undersigned as attorney in fact.

/s/ Craig Krawiec
Craig Krawiec, Attorney-in-Fact

EXHIBIT INDEX

Exhibits	Description

(g)	Form of Advisory Agreement
(h)(1)	Form of Distribution Agreement
(k)(3)	Form of Master/Feeder Agreement
(k)(5)	Form of Member Services Agreement
(l)	Opinion and Consent of Schulte Roth & Zabel LLP
(n)(1)	Consent of the independent registered public accounting firm of the Registrant
(r)(1)	Code of Ethics of the Registrant
(r)(2)	Code of Ethics of the Adviser